FIVE-YEAR CREDIT AGREEMENT

         CREDIT AGREEMENT, dated as of the 30th day of April, 1997, by and among BREED TECHNOLOGIES, INC., a corporation organized under the laws of Delaware ("BREED"), and the Subsidiaries thereof designated as Borrowers herein, as Borrowers (collectively, including BREED, the "Borrowers"), BREED, as Guarantor (the "Guarantor"), the Lenders who are or may become a party to this Agreement (collectively, the "Lenders"), FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association, as Administrative Agent for the Lenders (the "Administrative Agent"), and THE CHASE MANHATTAN BANK, a national banking association, as Documentation Agent for the Lenders (the "Documentation Agent").

                              STATEMENT OF PURPOSE

         The Borrowers have requested, and the Lenders have agreed, to extend certain credit facilities to the Borrowers on the terms and conditions of this Agreement.

         BREED, as parent of the other Borrowers, will benefit directly and indirectly from the extension of such credit facilities to such other Borrowers. As a precondition to making any extensions of credit hereunder, the Lenders have required, and BREED has agreed, to execute this Agreement as Guarantor on the terms and conditions of this Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1 Definitions. The following terms when used in this Agreement shall have the meanings assigned to them below:

         "364-Day Credit Agreement" means the 364-Day Credit Agreement of even date herewith by and among the Borrowers, the Guarantor, the Lenders, the Administrative Agent and the Documentation Agent, as amended, restated, supplemented or otherwise modified from time to time.

         "A/C Borrowers" means the Borrowers listed as such on Schedule 1.1(a) attached hereto.

         "Administrative   Agent"   means  First   Union  in  its   capacity  as
Administrative Agent hereunder,  and any successor thereto appointed pursuant to
Section 12.9.

         "Administrative Agent's Correspondent" means First Union National Bank, London Branch, or any other financial institution designated by the Administrative Agent to act as its correspondent hereunder with respect to the distribution and payment of Alternative Currency Loans.

         "Administrative Agent's Office" means the office of the Administrative Agent specified in or determined in accordance with the provisions of Section 13.1.

         "Affiliate" means, with respect to any Person, any other Person (other than a Subsidiary) which directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person or any of its Subsidiaries. The term "control" means (a) the power to vote five percent (5%) or more of the securities or other equity interests of a Person having ordinary voting power, or (b) the possession, directly or indirectly, of any other power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise; provided that Integrated Sensor Solutions, Inc., a California corporation, shall not be deemed to be an Affiliate of BREED for the purposes of this Agreement.

         "Aggregate Commitment" means the aggregate amount of the Lenders' Commitments hereunder, as such amount may be reduced or modified at any time or from time to time pursuant to the terms hereof. On the Closing Date, the Aggregate Commitment shall be Two Hundred Million Dollars ($200,000,000).

         "Agreement"  means  this  Credit  Agreement,   as  amended,   restated,
supplemented or otherwise modified from time to time.

         "Alternative Currency" means Pounds Sterling, Italian Lire, Deutsche Marks and, except as otherwise expressly excluded under the terms of this Agreement, Finnish Marks, and, with the prior written consent of the Administrative Agent and the Lenders, which consent shall not be unreasonably withheld, any other lawful currency (other than Dollars) which is readily transferable and convertible into Dollars in the United States currency market and readily available to all of the Lenders in the London interbank deposit market. Except as otherwise expressly set forth herein, any reference to an "Alternative Currency" shall include Finnish Marks.

         "Alternative Currency Amount" means with respect to each Loan made or continued (or to be made or continued) in an Alternative Currency, the amount of such Alternative Currency which is equivalent to the principal amount in Dollars of such Loan at the most favorable spot exchange rate determined by the Administrative Agent to be available to its London branch at approximately 11:00 a.m. (Charlotte time) two (2) Business Days before such Loan is made or continued (or to be made or continued). When used with respect to any other sum expressed in Dollars, "Alternative Currency Amount" shall mean the amount of such Alternative Currency which is equivalent to the amount so expressed in Dollars at the most favorable spot exchange rate determined by the Administrative Agent to be available to it at the relevant time.

         "Alternative   Currency   Commitment"   means  Fifty  Million   Dollars
($50,000,000), as such amount may be reduced or modified at any time or from time to time pursuant to the terms hereof.

         "Alternative Currency Loan" means (i) any Revolving Credit Loan denominated in an Alternative Currency and (ii) except as otherwise expressly set forth herein, any Finnish Mark Loan.

         "Applicable Law" means all applicable provisions of consti tutions, statutes, laws, rules, treaties, regulations and orders of all Governmental Authorities and all orders and decrees of all courts and arbitrators.

         "Applicable Margin" shall have the meaning assigned thereto in
Section 3.1(c).

         "Assignment and Acceptance" shall have the meaning assigned thereto in Section 13.10.

         "Base Rate" means, at any time, the higher of (a) the Prime Rate or (b) the Federal Funds Rate plus 1/2 of 1%; each change in the Base Rate shall take effect simultaneously with the corre sponding change or changes in the Prime Rate or the Federal Funds Rate.

         "Base Rate Loan" means any Loan bearing interest at a rate based upon the Base Rate as provided in Section 3.1(a).

         "Borrowers" means the collective reference to BREED and the other A/C Borrowers.

         "BREED" means BREED Technologies, Inc., a corporation organized under the laws of Delaware, and its successors.

         "Business Day" means (a) for all purposes other than as set forth in clause (b) below, any day other than a Saturday, Sunday or legal holiday on which banks in Charlotte, North Carolina are open for the conduct of their domestic and international commercial banking business, and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, any LIBOR Rate Loan, any day (i) that is a Business Day described in clause (a) and that is also a day for trading by and between banks in deposits for the applicable Permitted Currency in the London interbank market and (ii) on which banks are open for the conduct of their domestic and international banking business in the place where the Administrative Agent or the Administrative Agent's Correspondent shall make available Loans in such Permitted Currency.

         "Capital Lease" means, with respect to BREED and its Subsidiaries, any lease of any property that should, in accordance with GAAP, be classified and accounted for as a capital lease on a Consolidated balance sheet of BREED and its Subsidiaries.

         "Change in Control" shall have the meaning assigned thereto in
Section 11.1(i).

         "Closing Date" means the date of this Agreement.

         "Code" means the Internal Revenue Code of 1986, and the rules and regulations thereunder, each as amended or supplemented from time to time.

         "Collateral"   means  any  assets  pledged  by  BREED  or  any  of  its
Subsidiaries to the Administrative Agent, for the ratable benefit of itself and the Lenders, in order to secure the Obligations or any portion thereof.

         "Commitment" means, as to any Lender, the obligation of such Lender to make Loans to the Borrowers hereunder in an aggregate principal or face amount at any time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 1.1(b) hereto, as the same may be reduced or modified at any time or from time to time pursuant to the terms hereof.

         "Commitment Percentage" means, as to any Lender at any time, the ratio of (a) the amount of the Commitment of such Lender to (b) the Aggregate Commitment of all of the Lenders.

         "Consolidated" means, when used with reference to financial statements or financial statement items of BREED and its Subsidiaries, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP.

         "Contingent Obligation" means, with respect to BREED and its Subsidiaries, without duplication, any obligation, contingent or otherwise, of any such Person pursuant to which such Person has directly or indirectly guaranteed any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of any such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement condition or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that, except to the extent Breed or any of its Subsidiaries shall be advised or required to establish or maintain reserves therefor, the term Contingent Obligation shall not include (i) endorsements for collection or deposit in the ordinary course of business, (ii) warranty obligations in the ordinary course of business related to products supplied by BREED and its Subsidiaries, including defense and indemnity obligations pursuant thereto and (iii) Contingent Obligations incurred in the ordinary course of business for which a specific dollar amount of liability cannot be determined but which, in the aggregate, would not have a Material Adverse Effect.

         "Convertible Preferred Stock" means any preferred stock issued by a Subsidiary of BREED formed pursuant to Section 9.4(e) that is otherwise permitted hereunder, for so long as such preferred stock is not accounted for under stockholder's equity in the Consolidated financial statements of BREED; provided that such Convertible

Preferred Stock shall be subject to the satisfaction of each of the conditions set forth in subsections (i) through (iii) below:

                  (i) Under the terms and conditions of the Convertible Preferred Stock, the applicable Subsidiary shall have the right, in its sole discretion, to defer payment of interest or dividends on the Convertible Preferred Stock for up to twenty (20) consecutive quarters (the "Deferral Period");

             (ii) GAAP shall not require that the Convertible Preferred Stock be included as a liability on the Consolidated financial statements of BREED; and

            (iii) If a Subsidiary elects to defer payment of interest or dividends, after any such deferral at least five (5) quarters shall remain in the Deferral Period;

In the event any of the above conditions is not satisfied, the Convertible Preferred Stock shall thereafter constitute
Subordinated Debt and not preferred stock.

         "Credit Facility" means the revolving credit facility established pursuant to Article II hereof.

         "Credit Facility Termination Date" means the earliest of the dates referred to in Section 2.8.

         "Debt" means, with respect to any Person and its Subsidiaries at any date and without duplication, the sum of the following calculated in accordance with GAAP: (a) all liabilities, obligations and indebtedness for borrowed money including but not limited to obligations evidenced by bonds, debentures, notes or other similar instruments of any such Person, (b) all obligations to pay the deferred purchase price of property or services of any such Person (including, without limitation, all obligations under non-competition agreements), except trade payables arising in the ordinary course of business not more than one hundred twenty (120) days past due, (c) all obligations of any such Person as lessee under Capital Leases, (d) all Debt of any other Person secured by a Lien on any asset of any such Person, (e) all Contingent Obligations of any such Person, (f) all obligations, contingent or otherwise, of any such Person relative to the face amount of letters of credit, whether or not drawn, including, without limitation, any banker's acceptances issued for the account of any such Person and (g) all obligations to redeem, repurchase, exchange, defease or otherwise make payments in respect of capital stock or other securities of such Person.

         "Default" means any of the events specified in Section 11.1 which with the passage of time, the giving of notice or any other condition, would constitute an Event of Default.

         "Deutsche Marks or DEM" means, at any time of determination, the then official currency of Germany.

         "Documentation Agent" means The Chase Manhattan Bank in its capacity as Documentation Agent hereunder.

         "Dollars" or "$" means, unless otherwise qualified, dollars in lawful currency of the United States.

         "Dollar Amount" means (a) with respect to each Loan made or continued (or to be made or continued) in Dollars, the principal amount thereof and (b) with respect to each Loan made or continued (or to be made or continued) in an Alternative Currency, the amount of Dollars which is equivalent to the principal amount of such Loan at the most favorable spot exchange rate determined by the Administrative Agent at approximately 11:00 a.m. (Charlotte time) two (2) Business Days before such Loan is made or continued (or to be made or continued). When used with respect to any other sum expressed in an Alternative Currency, "Dollar Amount" shall mean the amount of Dollars which is equivalent to the amount so expressed in such Alternative Currency at the most favorable spot exchange rate determined by the Administrative Agent to be available to it at the relevant time.

         "Domestic Subsidiary" means any Subsidiary of BREED organized under the laws of any State of the United States or the District of Columbia.

         "EBIT" means, with respect to BREED and its Subsidiaries for any period, the sum of (a) Net Income for such period, plus (b) the sum of the following to the extent deducted in the determination of Net Income: (i) income and franchise taxes and (ii) Interest Expense.

         "EBITDA" means, with respect to BREED and its Subsidiaries for any period, the sum of (a) Net Income for such period, plus (b) the sum of the following to the extent deducted in the determination of Net Income: (i) income and franchise taxes, (ii) Interest Expense and (iii) amortization, depreciation and other non-cash charges (including amortization of goodwill, transaction expenses, covenants not to compete and other intangible assets). EBITDA shall be adjusted in a manner reasonably satisfactory to the Administrative Agent to include on a pro forma basis as of the first day of any calculation period any acquisition consummated during such period and exclude on a pro forma basis as of the first day of any calculation period any Subsidiary or assets sold during such period.

         "Eligible Assignee" means, with respect to any assignment of the rights, interest and obligations of a Lender hereunder, a Person that is at the time of such assignment (a) a commercial bank organized under the laws of the United States or any state thereof, having combined capital and surplus in excess of $500,000,000, (b) a commercial bank organized under the laws of any other country that is a member of the Organization of Economic Cooperation and Development, or a political subdivision of any such country, having combined capital and surplus in excess of $500,000,000, (c) a finance company, insurance company or other financial institution which in the ordinary course of business extends credit of the type extended hereunder and that has total assets in excess of $1,000,000,000, (d) already a Lender hereunder (whether as an original party to this Agreement or as the assignee of another Lender), (e) the successor (whether by transfer of assets, merger or otherwise) to all or substantially all of the commercial lending business of the assigning Lender, or (f) any other Person that has been approved in writing as an Eligible Assignee by BREED
(unless an Event of Default has occurred and is continuing) and the Administrative Agent.

         "Employee Benefit Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA which is maintained for employees of BREED or any ERISA Affiliate.

         "Environmental Laws" means any and all federal, foreign, state, provincial and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities, relating to the protection of human health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials.

         "Equity Issuance" means the issuance, sale or other disposition by BREED or any of its Subsidiaries of its capital stock, any rights, warrants or options to purchase or acquire any shares of its capital stock, or any other security or instrument representing, convertible into or exchangeable for an equity interest in BREED or any of its Subsidiaries other than Convertible Preferred Stock.

         "ERISA" means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder, each as amended or modified from time to time.

         "ERISA Affiliate" means any Person who together with BREED is treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA.

         "Event of Default" means any of the events specified in Section 11.1; provided, that any requirement for passage of time, giving of notice, or any other condition, has been satisfied.

         "Existing Credit Agreement" means the Revolving Credit Agreement dated as of December 7, 1995 by and among BREED, as Borrower, Chemical Bank, as agent and lender, NBD Bank, as lender, and First Union National Bank of Florida, as lender, as amended, modified or supplemented.

         "FDIC" means the Federal Deposit Insurance Corporation, or any successor thereto.

         "Federal Funds Rate" means, the rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1%) representing the daily effective federal funds rate as quoted by the Administrative Agent and confirmed in Federal Reserve Board Statistical Release H.15 (519) or any successor or substitute publication selected by the Administrative Agent. If, for any reason, such rate is not available, then "Federal Funds Rate" shall mean a daily rate which is determined, in the opinion of the Administrative Agent, to be the rate at which federal funds are being offered for sale in the national federal funds market at 9:00 a.m. (Charlotte time). Rates for weekends or holidays shall be the same as the rate for the most immediate preceding Business Day.

         "Finnish Mark Aggregate Commitment" means the aggregate amount of the Finnish Mark Commitments of the Finnish Mark Lenders, as such amount may be reduced or modified at any time or from time to time pursuant to the terms hereof. On the Closing Date, the Finnish Mark Aggregate Commitment shall be Ten Million Dollars
($10,000,000).

         "Finnish Mark Commitment" means, as to any Finnish Mark Lender, the obligation of such Finnish Mark Lender to make Finnish Mark Loans to the A/C Borrowers hereunder in an aggregate Dollar Amount at any time outstanding not to exceed the amount set forth opposite such Finnish Mark Lender's name on Schedule 1.1(c) hereto, as the same may be reduced or modified at any time or from time to time pursuant to the terms hereof.

         "Finnish Mark Commitment Percentage" means, as to any Finnish Mark Lender at any time, the ratio of (a) the amount of the Finnish Mark Commitment of such Finnish Mark Lender to (b) the Finnish Mark Aggregate Commitment of all of the Finnish Mark Lenders.

         "Finnish Mark Lenders" means each Lender listed on Schedule 1.1(c) in its capacity as a Finnish Mark lender hereunder.

         "Finnish Mark Loans" means the Loans in Finnish Marks made by the Finnish Mark Lenders to the applicable A/C Borrower or A/C Borrowers pursuant to
Section 2.2.

         "Finnish Mark Notes" means the separate Finnish Mark Notes made by the applicable A/C Borrowers indicated on Schedule 1.1(a) payable to the order of each Finnish Mark Lender, substantially in the form of Exhibit A-2 hereto, and any amendments and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part; "Finnish Mark Note" means any of such Finnish Mark Notes.

         "Finnish Marks or FIM" means, at any time of determination, the then official currency of Finland.

         "First Union" means First Union National Bank of Florida, a national banking association, and its successors.

         "Fiscal Year" means the fiscal year of BREED and its Subsidiaries ending on June 30.

         "Foreign Subsidiary" means any Subsidiary of BREED not organized under the laws of any State of the United States or the District of Columbia.

         "GAAP" means generally accepted accounting principles, as recognized by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, consistently applied and maintained on a consistent basis for BREED and its Subsidiaries throughout the period indicated and consistent with the prior financial practice of BREED and, to the extent each Subsidiary was a Subsidiary of BREED, each such Subsidiary.

         "Governmental Approvals" means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

         "Governmental Authority" means any nation, province, state or political subdivision thereof, and any government or any Person exercising executive, legislative, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital owner ship or otherwise, by any of the foregoing.

         "Guaranteed Obligations" shall have the meaning assigned thereto in Section 10.1.

         "Guarantor" means BREED in its capacity as guarantor under
Article X.

         "Guaranty" means the unconditional guaranty agreement of BREED set forth in Article X.

         "Hazardous Materials" means any substances or materials (a) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic substances under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Environmental Law or common law, (d) the discharge or emission or release of which requires a permit or license under any Environmental Law or other Governmental Approval, (e) which are deemed to constitute a nuisance, a trespass or pose a health or safety hazard to persons or neighboring properties, (f) which are materials consisting of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance, or (g) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas.

         "Hedging Agreement" means any agreement with respect to an interest rate swap, collar, cap, floor or a forward rate agreement or other agreement regarding the hedging of interest rate risk exposure executed in connection with hedging the interest rate exposure of the Borrowers under this Agreement, and any confirming letter executed pursuant to such hedging agreement, all as amended, restated, supplemented or otherwise modified from time to time.

         "Intercompany Trust Debt" shall mean Debt of BREED issued to any Subsidiary referred to in Section 9.4(e) in consideration of the issuance of Convertible Preferred Stock (which Debt may or may not be convertible into common stock of BREED) and which is subordinate to the Obligations; provided that such Debt shall not be deemed Intercompany Trust Debt if at any time it is distributed to any person other than BREED or a Subsidiary.

         "Interest Expense" means, with respect to BREED and its Subsidiaries for any period, the gross interest expense (including, without limitation, interest expense attributable to Capital Leases, all net obligations pursuant to Hedging Agreements and all interest paid under or in connection with the Convertible Preferred Stock) of BREED and its Subsidiaries, all determined for such period on a Consolidated basis and, except as otherwise set forth in this definition, in accordance with GAAP.

         "Interest Period" shall have the meaning assigned thereto in
Section 3.1(b).

         "Italian Lire or ITL" means, at any time of determination, the then official currency of Italy.

         "Lender" means each Person executing this Agreement as a lender (including, as applicable, each Finnish Mark Lender) set forth on the signature pages hereto and each Person that hereafter becomes a party to this Agreement as a lender pursuant to Section 13.10.

         "Lending Office" means (a) with respect to any Lender, the office of such Lender maintaining such Lender's Commitment Percentage of the Loans or (b) with respect to any Finnish Mark

Lender, the office of such Finnish Mark Lender maintaining such Finnish Mark Lender's Finnish Mark Commitment Percentage.

         "Leverage Ratio" means the ratio calculated in accordance with
Section 8.1.

         "LIBOR" means the rate of interest per annum determined on the basis of the rate for deposits in Dollars in minimum amounts of at least $5,000,000 (or the Alternative Currency Amount thereof with respect to a borrowing to be made in an Alternative Currency) for a period equal to the applicable Interest Period which appears on the Telerate Page 3750 at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period (rounded upward, if necessary, to the nearest one-sixteenth of one percent (1/16%)). If, for any reason, such rate does not appear on Telerate Page 3750, then "LIBOR" shall be determined by the Administrative Agent to be the arithmetic average (rounded upward, if necessary, to the nearest one-sixteenth of one percent (1/16%)) of the rate per annum at which deposits in the Permitted Currency in which the applicable Loan is denominated would be offered by first class banks in the London interbank market to the Administrative Agent (or the Administrative Agent's Correspondent) at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period and in an amount substantially equal to the amount of the applicable Loan.

         "LIBOR Rate" means a rate per annum (rounded upwards, if necessary, to the next higher 1/16th of 1%) determined by the Administrative Agent pursuant to the following formula:

         LIBOR Rate =              LIBOR
                                      1.00 - Reserve Percentage

         "LIBOR Rate Loan" means any Loan bearing interest at a rate based upon the LIBOR Rate as provided in Section 3.1(a).

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, hypothecation or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

         "Loan" means any Revolving Credit Loan, Finnish Mark Loan or Swingline Loan made to any Borrower pursuant to Section 2.1, 2.2 or 2.3, and "Loans" means all such Loans collectively as the context requires.

         "Loan Documents" means, collectively, this Agreement, the Notes, any Hedging Agreement executed by any Lender, the Security Documents and any supplements thereto and each other document, instrument and agreement executed and delivered by any Borrower or any Subsidiary thereof in connection with this Agreement or otherwise referred to herein or contemplated hereby, all as may be amended, supplemented, restated or otherwise modified from time to time.

         "Loan Parties" means the collective reference to the Borrowers, each of the Subsidiary Guarantors and each entity whose stock is pledged pursuant to a Pledge Agreement and "Loan Party" means any one of such Persons.

         "Material Adverse Effect" means, with respect to the Borrowers or any of their Subsidiaries, a material adverse effect on (a) the properties, business, prospects, operations or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole or (b) the ability of the Borrower and its Subsidiaries taken as a whole to perform its obligations under the Loan Documents or Material Contracts.

         "Material Contract" means any contract or agreement, written or oral, of any Borrower or any of its Subsidiaries the failure to comply with which could reasonably be expected to have a Material Adverse Effect.

         "Material Domestic Subsidiary" means any direct or indirect Domestic Subsidiary of BREED which is a Material Subsidiary.

         "Material Foreign Subsidiary" means any direct or indirect Foreign Subsidiary of BREED which is a Material Subsidiary.

         "Material Subsidiary" means any direct or indirect Subsidiary of BREED which has total assets equal to or in excess of $15,000,000; provided, however, that notwithstanding the foregoing, BREED and the Subsidiaries of BREED which comprise "Material Subsidiaries" shall at all times have total assets equal to or greater than ninety percent (90%) of the Consolidated total assets of BREED and its Subsidiaries.

         "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which BREED or any ERISA Affiliate is making, or is accruing an obligation to make, contributions within the preceding six years.

         "Net Income" means, with respect to BREED and its Subsidiaries for any period, the Consolidated net income (or loss) of BREED and its Subsidiaries for such period determined in accordance with GAAP; provided, that there shall be excluded from net income (or loss): (a) the income (or loss) of any Person (other than a Subsidiary of such Person) in which such Person has an ownership interest unless received by such Person in a cash distribution, (b) the income (or loss) of any Person accrued prior to the date it became a Subsidiary of such first Person or is merged into or consolidated with such first Person, and (c) to the extent not included in clauses (a) and (b) above, any after-tax extraordinary gains and non-cash losses.

         "Net Proceeds" means the proceeds in cash or other cash equivalents received by BREED and its Subsidiaries in connection with any permitted sale or disposition of assets pursuant to Section 9.6(e) net of (a) direct costs relating to such permitted sale or disposition, excluding any amount payable to Affiliates of BREED and its Subsidiaries other than upon fair and reasonable arm's length terms approved by disinterested members of BREED, (b) sale, transfer, excise, use and other transaction taxes paid or payable as a result of such permitted sale or disposition and (c) any temporary escrows or retainages required in connection therewith provided that all such amounts ultimately returned to Breed or any of its Subsidiaries will immediately be applied to reduce the Total Aggregate Commitment as required herein.

         "Net Worth" means, with respect to BREED and its Subsidiaries at any date, the sum of (a) Consolidated stockholders' equity, calculated in accordance with GAAP, and (b) Convertible Preferred Stock.

         "Non-Core Assets" shall mean any assets of BREED or any of its Subsidiaries not related to steering wheels, sensors, electronics, inflators, airbag modules or complete airbag sensors.

         "Notes" means the Revolving Credit Notes, the Finnish Mark Notes, the Swingline Note, or any combination thereof, made by the applicable Borrower or Borrowers payable to the order of each Lender; "Note" means any of such Notes.

         "Notice of Account Designation" shall have the meaning assigned thereto in Section 4.2(f)(i).

         "Notice of Borrowing" shall have the meaning assigned thereto in Section 2.4(a).

         "Notice of Conversion/Continuation" shall have the meaning assigned thereto in Section 3.2.

         "Notice of Prepayment" shall have the meaning assigned thereto in Section 2.5(d).

         "Obligations" means, in each case, whether now in existence or hereafter arising: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Loans, (b) all payment and other obligations owing by a Borrower to any Lender under any Hedging Agreement permitted pursuant to Section 9.1, (c) the obligations of the Guarantor pursuant to Article X, and (d) all other fees and commissions (including attorney's fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by a Borrower or the Guarantor to the Lenders or the Administrative Agent, under or in respect of this Agreement, any Note or any of the other Loan Documents, of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note, and whether or not for the payment of money.

         "Officer's Compliance Certificate" shall have the meaning assigned thereto in Section 6.2.

         "Other Taxes" shall have the meaning assigned thereto in
Section 3.13(b).

         "PBGC" means the Pension Benefit Guaranty Corporation or any successor agency.

         "Pension Plan" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or
Section 412 of the Code and which is maintained for employees of BREED or any ERISA Affiliates.

         "Permitted Currency" means Dollars or any Alternative Currency, or each such currency, as the context requires.

         "Person" means an individual, corporation, partnership, association, trust, business trust, joint venture, joint stock company, pool, syndicate, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity or group thereof.

         "Pledge Agreement" means each of the Pledge Agreements executed by BREED or a Subsidiary thereof, as pledgor, in favor of the Administrative Agent for the ratable benefit of the Lenders, substantially in the form of Exhibit H hereto (with any and all necessary modifications for each applicable foreign jurisdiction), as amended, restated, supplemented or otherwise modified from time to time, pursuant to which the capital stock of the Subsidiaries listed on
Schedule 1.1(d) and the capital stock of those Subsidiaries required to be pledged under Section 7.12 is pledged to the Administrative Agent for the ratable benefit of the Lenders.

         "Pounds Sterling or GBP" means, at any time of determination, the then official currency of the United Kingdom.

         "Prime Rate" means, at any time, the rate of interest per annum publicly announced from time to time by First Union as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate announced publicly by First Union as its Prime Rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks.

         "Register" shall have the meaning assigned thereto in Section
13.10(d).

         "Required Lenders" means, at any date, any combination of holders of at least fifty-one percent (51%) of the aggregate unpaid principal Dollar Amount of the Revolving Credit Notes at such date, or if no amounts are outstanding under the Revolving Credit Notes, any combination of Lenders whose Commitment Percentages aggregate at least fifty-one percent (51%).

         "Reserve Percentage" means the maximum daily arithmetic reserve requirement imposed by the Board of Governors of the Federal Reserve System (or any successor) under Regulation D on Eurocurrency liabilities (as defined in Regulation D) for the applicable Interest Period as of the first day of such Interest Period, but subject to any changes in such reserve requirement becoming effective during the Interest Period. For purposes of calculating the Reserve Percentage, the reserve requirement shall be as set forth in Regulation D without benefit of credit for prorations, exemptions or offsets under Regulation D, and further without regard to whether or not any Lender elects to actually fund any Loan or portion thereof with Eurocurrency liabilities. Each calculation by the Administrative Agent of the LIBOR Rate shall be conclusive and binding for all purposes, absent manifest error.

         "Revolving  Credit  Loans"  means  the  collective   reference  to  the
revolving credit loans made pursuant to Section 2.1.

         "Revolving Credit Notes" means the separate Revolving Credit Notes made by the applicable Borrower or Borrowers payable to the order of each Lender, substantially in the form of Exhibit A-1 hereto with respect to each Borrower, and any amendments and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part; "Revolving Credit Note" means any of such Revolving Credit Notes.

         "Security Documents" means the collective reference to the Pledge Agreements, the Subsidiary Guaranty Agreement and each other agreement or writing pursuant to which BREED or any Subsidiary thereof pledges or grants a security interest in the Collateral or any other collateral securing the Obligations or any such Person guaranties the payment or performance of the Obligations or any portion thereof.

         "Senior Debt" means all Debt of the Borrower other than Subordinated Debt.

         "Solvent" means, as to BREED and its Subsidiaries on a particular date, that any such Person (a) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is able to pay its debts as they mature, (b) owns property having a value, both at fair valuation and at present fair saleable value, greater than the amount required to pay its probable liabilities (including contingencies), and
(c) does not believe that it will incur debts or liabilities beyond its ability to pay such debts or liabilities as they mature.

         "Subordinated Debt" means the collective reference to Debt on
Schedule 5.1(t) hereof designated as Subordinated Debt and any other Debt of Breed or any of its Subsidiaries subordinated in right and time of payment to the Obligations on terms (including, without limitation, terms and conditions relating to maturity and covenants) satisfactory to the Required Lenders.

         "Subsidiary" means as to any Person, any corporation, partner ship or other entity of which more than fifty percent (50%) of the outstanding capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other managers of such corporation, partnership or other entity is at the time, directly or indirectly, owned by or the management is otherwise controlled by such Person (irrespective of whether, at the time, capital stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency). Unless otherwise qualified, references to "Subsidiary" or
"Subsidiaries" herein shall refer to those of BREED and its Subsidiaries. A Subsidiary shall also include any statutory business trust created to issue Convertible Preferred Stock provided that a majority of the common securities thereof are owned, directly or indirectly, by BREED.

         "Subsidiary Guarantor" means each of the Material Domestic Subsidiaries of BREED listed on Schedule 1.1(e) and each other Material Domestic Subsidiary of BREED which becomes party to the Subsidiary Guaranty Agreement in accordance with Section 7.12.

         "Subsidiary Guaranty Agreement" means the unconditional guaranty agreement executed by each Subsidiary Guarantor party thereto in favor of the Administrative Agent for the ratable benefit of itself and the Lenders, substantially in the form of Exhibit I hereto, as amended, restated, supplemented or otherwise modified from time to time.

         "Swingline Commitment" means the lesser of (a) Fifteen Million Dollars ($15,000,000) and (b) the Aggregate Commitment.

         "Swingline Lender" means First Union in its capacity as swingline lender hereunder.

         "Swingline Loan" means any swingline loan made by the Swingline Lender to BREED pursuant to Section 2.3, and all such Loans collectively as the context requires.

         "Swingline Note" means the separate Note made by BREED payable to the order of the Swingline Lender, substantially in the form of

Exhibit  A-3  hereto,  and  any  amendments  and  modifications   thereto,   any
substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part.

         "Swingline Rate" means a rate to be agreed upon from time to time by BREED and the Swingline Lender.

         "Swingline Termination Date" means the earlier to occur of (a) the resignation of First Union as the Administrative Agent in accordance with
Section 12.9 without a substitute being appointed as provided therein and (b) the Credit Facility Termination Date.

         "Taxes" shall have the meaning assigned thereto in Section
3.13(a).

         "Termination  Event"  means:  (a) a  "Reportable  Event"  described  in
Section 4043 of ERISA, or (b) the withdrawal of BREED or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC, or (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, or (f) the partial or complete withdrawal of BREED or any ERISA Affiliate from a Multiemployer Plan, or (g) the imposition of a Lien pursuant to Section 412 of the Code or Section 302 of ERISA, or (h) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Sections 4241 or 4245 of ERISA, or (i) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by PBGC of proceedings to terminate a Multiemployer Plan under
Section 4042 of ERISA.

         "Total Aggregate Commitment" means the collective reference to the Aggregate Commitment under this Agreement and the Aggregate Commitment (as defined in the 364-Day Credit Agreement) under the 364-Day Credit Agreement.

         "Trust Preferred Guarantee" means a guarantee by BREED of payments on Convertible Preferred Stock but only to the extent the Subsidiary that has issued such Convertible Preferred Stock has funds available therefor, and which guarantee is subordinated to the Obligations on terms and conditions acceptable to the Required Lenders.

         "UCC" means the Uniform Commercial Code as in effect in the State of North Carolina.

         "United States" means the United States of America.

         "Wholly-Owned" means, with respect to a Subsidiary, a Subsidiary all of the shares of capital stock or other ownership interests of which are, directly or indirectly, owned or controlled by BREED and/or one or more of its Wholly-Owned Subsidiaries.

         SECTION 1.2 General. Unless otherwise specified, a reference in this Agreement to a particular section, subsection, Schedule or Exhibit is a reference to that section, subsection, Schedule or Exhibit of this Agreement. Terms defined in this Agreement and in the 364-Day Credit Agreement shall be construed consistently, and no term defined herein shall be limited or restricted by any similar definition in the 364-Day Credit Agreement nor shall any such term limit or restrict any similar definition in the 364-Day Credit Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Any reference herein to "Charlotte time" shall refer to the applicable time of day in Charlotte, North Carolina.

         SECTION 1.3                Other Definitions and Provisions.

         (a) Use of Capitalized Terms. Unless otherwise defined therein, all capitalized terms defined in this Agreement shall have the defined meanings when used in this Agreement, the Notes and the other Loan Documents or any certificate, report or other document made or delivered pursuant to this Agreement.

         (b) Miscellaneous. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

         (c) Knowledge of Borrowers. The words "to the best of the Borrowers' knowledge", "to the best of BREED's knowledge", "to the best knowledge of the Borrowers and their Subsidiaries" and words of similar import when used in this Agreement shall mean to the best knowledge and belief of the applicable Person after reasonable and due investigation and review of all matters pertinent to the subject matter thereof.


                                   ARTICLE II

                                 CREDIT FACILITY

         SECTION 2.1 Revolving Credit Loans. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make Revolving Credit Loans in a Permitted Currency (other than Finnish Marks, Loans with respect to which shall only be made by the Finnish Mark Lenders in accordance with the terms of
Section 2.2) to the applicable Borrower or Borrowers from time to time from the Closing Date through the Credit Facility Termination Date as requested by the applicable Borrower or Borrowers in accordance with the terms of Section 2.4; provided, that, based upon the Dollar Amount of all outstanding Loans, (a) the Dollar Amount of the aggregate principal amount of all outstanding Revolving Credit Loans (after giving effect to any amount requested) shall not exceed the Aggregate Commitment less the sum of the Dollar Amount of the aggregate principal amount of all outstanding Finnish Mark Loans less the sum of the Dollar Amount of the aggregate principal amount of all outstanding Swingline Loans, (b) the sum of (i) the Dollar Amount of the aggregate principal amount of all outstanding Revolving Credit Loans made in Alternative Currencies (other than Finnish Marks) and (ii) the Dollar Amount of the aggregate principal amount of all outstanding Finnish Mark Loans shall not exceed the Alternative Currency Commitment and (c) the Dollar Amount of the aggregate principal amount of all outstanding Revolving Credit Loans from any Lender to the Borrowers shall not at any time exceed such Lender's Commitment. Each Revolving Credit Loan by a Lender shall be in a principal amount equal to such Lender's Commitment Percentage of the Dollar Amount of the aggregate principal amount of Revolving Credit Loans requested on such occasion. Revolving Credit Loans to be made in an Alternative Currency (other than Finnish Marks) shall be funded in an amount equal to the Alternative Currency Amount of such Revolving Credit Loan. Revolving Credit Loans to BREED may be denominated in Dollars or in the applicable Alternative Currency (other than Finnish Marks) as set forth on Schedule 2.1 and Revolving Credit Loans to each other A/C Borrower shall be denominated in the applicable Alternative Currency (other than Finnish Marks) as set forth on
Schedule 2.1. Subject to the terms and conditions hereof, the Borrowers may borrow, repay and reborrow Revolving Credit Loans hereunder until the Credit Facility Termination Date.

         SECTION 2.2                Finnish Mark Loans.

         (a) Availability. Subject to the terms and conditions of this Agreement, the Finnish Mark Lenders severally agree to make Finnish Mark Loans to the applicable A/C Borrower or A/C Borrowers from time to time from the Closing Date through the Credit Facility Termination Date as requested by the applicable A/C Borrower or A/C Borrowers in accordance with the terms of Section 2.4; provided, that, based upon the Dollar Amount of all outstanding Loans, (a) the Dollar Amount of the aggregate principal amount of all outstanding Finnish Mark Loans (after giving effect to any amount requested) shall not exceed the lesser of (i) the Aggregate Commitment less the sum of the Dollar Amount of the aggregate principal amount of all outstanding Revolving Credit Loans less the sum of the Dollar Amount of the aggregate principal amount of all outstanding Swingline Loans and (ii) the Finnish Mark Aggregate Commitment, (b) the sum of
(i) the Dollar Amount of the aggregate principal amount of all outstanding Finnish Mark Loans and (ii) the Dollar Amount of the aggregate principal amount of all outstanding Alternative Currency Loans made in Alternative Currencies (other than Finnish Marks) shall not exceed the Alternative Currency Commitment and (c) the Dollar Amount of the aggregate principal amount of all outstanding Finnish Mark Loans from any Finnish Mark Lender to the A/C Borrowers shall not at any time exceed such Lender's Finnish Mark Commitment. Each Finnish Mark Loan by a Finnish Mark Lender shall be in a principal amount equal to such Finnish Mark Lender's Commitment Percentage of the Dollar Amount of the aggregate principal amount of Finnish Mark Loans requested on such occasion. Finnish Mark Loans shall be funded in an amount equal to the Alternative Currency Amount of such Finnish Mark Loan. Subject to the terms and conditions hereof, the Borrowers may borrow, repay and reborrow Finnish Mark Loans hereunder until the Credit Facility Termination Date.

         (b)      Refunding of Finnish Mark Loans.

                  (i) Upon the occurrence and during the continuance of an Event of Default, each Finnish Mark Loan may, at the discretion of the Administrative Agent, be converted immediately to a Base Rate Loan funded in Dollars by the Lenders in an amount equal to the

Dollar Amount of such Finnish Mark Loan for the remainder of the Interest Period applicable to such Finnish Mark Loan. Such Base Rate Loan shall thereafter be reflected as a Revolving Credit Loan of the Lenders on the books and records of the Administrative Agent. Each Lender shall fund its respective Commitment Percentage of such Base Rate Loan as required to repay Finnish Mark Loans outstanding to the Finnish Mark Lenders upon such demand by the Administrative Agent in no event later than 2:00 p.m. (Charlotte time) on the next succeeding Business Day after such demand is made. No Lender's obligation to fund its respective Commitment Percentage of any Base Rate Loan required to repay such Finnish Mark Loan shall be affected by any other Lender's failure to fund its Commitment Percentage of such Base Rate Loan, nor shall any Lender's Commitment Percentage be increased as a result of any such failure of any other Lender to fund its Commitment Percentage of such Base Rate Loan.

             (ii) The Borrowers shall pay to the Administrative Agent, for the account of the Finnish Mark Lenders, on demand the amount of such Finnish Mark Loans to the extent that the Lenders fail to refund in full the outstanding Finnish Mark Loans requested or required to be refunded. In addition, the Borrowers hereby authorize the Administrative Agent or any Finnish Mark Lender to charge any account maintained by any Borrower with the Administrative Agent or any Finnish Mark Lender (up to the amount available therein) in order to immediately pay the Finnish Mark Lenders the amount of such Finnish Mark Loans to the extent amounts received from the Lenders are not sufficient to repay in full the outstanding Finnish Mark Loans requested or required to be refunded. If any portion of any such amount paid to the Finnish Mark Lenders shall be recovered by or on behalf of the Borrowers from the Administrative Agent or the Finnish Mark Lenders in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Lenders in accordance with their respective Commitment Percentages.

            (iii) Each Lender acknowledges and agrees that its obligation to refund Finnish Mark Loans in accordance with the terms of this Section 2.2 is absolute and unconditional and shall not be affected by any circumstance whatsoever; provided, that if prior to the refunding of any outstanding Finnish Mark Loans pursuant to this Section 2.2, one of the events described in Section 11.1(j) or (k) shall have occurred, each Lender will, on the date the applicable Revolving Credit Loan would have been made to refund such Finnish Mark Loans, purchase an undivided participating interest in such Finnish Mark Loans in an amount equal to its Commitment Percentage of the aggregate amount of such Finnish Mark Loan. Each Lender will immediately transfer to the Administrative Agent, for the account of the Finnish Mark Lenders, in immediately available funds in Dollars, the amount of its participation and upon receipt thereof the Administrative Agent will deliver to such Lender a certificate evidencing such partici pation dated the date of receipt of such funds and for such amount. Whenever, at any time after the Administrative Agent has received from any Lender such Lender's participating interest in the refunded Finnish Mark Loans, the Administrative Agent or any Finnish Mark Lender receives any payment on account thereof, the Administrative Agent or such Finnish Mark Lender, as applicable, will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded).

         SECTION 2.3                Swingline Loans.

         (a) Availability. Subject to the terms and conditions of this Agreement, the Swingline Lender agrees to make Swingline Loans to BREED from time to time from the Closing Date through the Swingline Termination Date; provided, that (i) all Swingline Loans shall be denominated in Dollars and (ii) the aggregate principal amount of all outstanding Swingline Loans (after giving effect to any amount requested) shall not exceed the lesser of (A) the Aggregate Commitment less the sum of the Dollar Amount of the aggregate principal amount of all outstanding Revolving Credit Loans less the sum of the Dollar Amount of the aggregate principal amount of all outstanding Finnish Mark Loans and (B) the Swingline Commitment.

         (b)      Refunding.

                  (i) Swingline Loans shall be refunded by the Lenders on demand to the Swingline Lender and at the sole discretion of the Swingline Lender. Such refundings shall be made by the Lenders in accordance with their respective Commitment Percentages and shall thereafter be reflected as Revolving Credit Loans of the Lenders on the books and records of the Administrative Agent. Each Lender shall fund its respective Commitment Percentage of Revolving Credit Loans as required to repay Swingline Loans outstanding to the Swingline Lender upon demand by the Swingline Lender but in no event later than 2:00 p.m. (Charlotte time) on the next succeeding

Business Day after such demand is made. No Lender's obligation to fund its respective Commitment Percentage of a Swingline Loan shall be affected by any other Lender's failure to fund its Commitment Percentage of a Swingline Loan, nor shall any Lender's Commitment Percentage be increased as a result of any such failure of any other Lender to fund its Commitment Percentage of a Swingline Loan.

             (ii) BREED shall pay to the Swingline Lender on demand the amount of such Swingline Loans to the extent that the Lenders fail to repay in full the outstanding Swingline Loans requested or required to be refunded. In addition, BREED hereby authorizes the Administrative Agent to charge any account maintained by BREED with the Swingline Lender (up to the amount available therein) in order to immediately pay the Swingline Lender the amount of such Swingline Loans to the extent amounts received from the Lenders are not sufficient to repay in full the outstanding Swingline Loans requested or required to be refunded. If any portion of any such amount paid to the Swingline Lender shall be recovered by or on behalf of BREED from the Swingline Lender in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Lenders in accordance with their respective Commitment Percentages.

            (iii) Each Lender acknowledges and agrees that its obligation to refund Swingline Loans in accordance with the terms of this Section 2.3 is absolute and unconditional and shall not be affected by any circumstance whatsoever; provided, that if prior to the refunding of any outstanding Swingline Loans pursuant to this Section 2.3, one of the events described in
Section 11.1(j) or (k) shall have occurred, each Lender will, on the date the applicable Revolving Credit Loan would have been made to refund such Swingline Loan, purchase an undivided participating interest in such Swingline Loan in an amount equal to its Commitment Percentage of the aggregate amount of such Swingline Loan. Each Lender will immediately transfer to the Swingline Lender, in immediately available funds, the amount of its participation and upon receipt thereof the Swingline Lender will deliver to such Lender a certificate evidencing such participation dated the date of receipt of such funds and for such amount. Whenever, at any time after the Swingline Lender has received from any Lender such Lender's participating interest in a Swingline Loan, the Swingline Lender receives any payment on account thereof, the Swingline Lender will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded).

         SECTION 2.4 Procedure for Advances of Revolving Credit Loans, Finnish Mark Loans and Swingline Loans.

         (a) Requests for Borrowing. The applicable Borrower or Borrowers shall give the Administrative Agent irrevocable prior written notice in the form attached hereto as Exhibit B (a "Notice of Borrowing") not later than 12:00 noon (Charlotte time) (i) on the same Business Day as each Swingline Loan, (ii) at least one Business Day before each Base Rate Loan, (iii) at least three (3) Business Days before each LIBOR Rate Loan denominated in Dollars and (iv) at least four (4) Business Days before each LIBOR Rate Loan denominated in an Alternative Currency, of its or their intention to borrow, specifying (A) the date of such borrowing, which shall be a Business Day, (B) whether such Loan is to be a Revolving Credit Loan, Finnish Mark Loan or a Swingline Loan, (C) if such Loan is a Revolving Credit Loan, whether such Loan shall be denominated in Dollars or in an Alternative Currency, (D) if denominated in Dollars, whether the Loans are to be LIBOR Rate Loans or Base Rate Loans, (E) the amount of such borrowing, which shall be (u) with respect to LIBOR Rate Loans denominated in Dollars in an aggregate principal amount of $10,000,000 or a whole multiple of $1,000,000 in excess thereof, (v) with respect to LIBOR Rate Loans denominated in an Alternative Currency (other than Finnish Marks) in an aggregate principal Alternative Currency Amount of $10,000,000 or a whole multiple of $1,000,000 in excess thereof, (x) with respect to LIBOR Rate Loans denominated in Finnish Marks in an aggregate principal Alternative Currency Amount of $2,000,000 or a whole multiple of $100,000 in excess thereof, (y) with respect to Base Rate Loans in an aggregate principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof, and (z) with respect to Swingline Loans in an aggregate principal amount of $100,000 or a whole multiple thereof and (F) in the case of a LIBOR Rate Loan, the duration of the Interest Period applicable thereto. Notices received after 12:00 noon (Charlotte time) shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify (i) the Lenders of each Notice of Borrowing with respect to a Revolving Credit Loan and (ii) the Finnish Mark Lenders of each Notice of Borrowing with respect to a Finnish Mark Loan.

         (b) Disbursement of Revolving Credit Loans Denominated in Dollars and Swingline Loans. Not later than 2:00 p.m. (Charlotte time) on the proposed borrowing date for any Loan denominated in Dollars, (i) each Lender will make available to the Administrative Agent, for the account of BREED, at the office of the Administrative Agent in Dollars in funds immediately available to the Administrative Agent, such Lender's Commitment Percentage of the requested Revolving Credit Loan to be made on such borrowing date and (ii) the Swingline Lender will make available to the Administrative Agent, for the account of BREED, at the office of the Administrative Agent in Dollars in funds immediately available to the Administrative Agent, the Swingline Loans to be made to BREED on such borrowing date. BREED hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of each borrowing requested pursuant to this Section 2.4 in immediately available funds by crediting such proceeds to a deposit account of BREED maintained with the Administrative Agent or by wire transfer from such deposit account to another account as may be requested by BREED by prior written notice to the Administrative Agent. Subject to Section 3.7 hereof, the Administrative Agent shall not be obligated to disburse the portion of the proceeds of any Loan requested pursuant to this
Section 2.4 to the extent that any Lender has not made available to the Administrative Agent its Commitment Percentage of such Loan. Revolving Credit Loans to be made for the purpose of refunding Swingline Loans shall be made by the Lenders as provided in Section 2.3(b) hereof.

         (c) Disbursement of Alternative Currency Loans (other than Finnish Mark Loans). Not later than 10:00 a.m. (the time of the Administrative Agent's Correspondent) on the proposed borrowing date for any Alternative Currency Loan (other than Finnish Mark Loans), each Lender will make available to the Administrative Agent for the account of the applicable A/C Borrower or A/C
Borrowers at the office of the Administrative Agent's Correspondent in the requested Alternative Currency in funds immediately available to the Administrative Agent, such Lender's Commitment Percentage of the requested borrowing to be denominated in such Alternative Currency. The A/C Borrowers hereby irrevocably authorize the Administrative Agent to disburse the proceeds of each borrowing requested pursuant to this Section 2.4 in immediately available funds by crediting such proceeds to an account of the applicable A/C Borrower maintained with the Administrative Agent's Correspondent or by wire transfer from such deposit account to another account as may be requested by such A/C Borrower by prior written notice to the Administrative Agent. Subject to Section 3.7 hereof, the Administrative Agent shall not be obligated to disburse the portion of the proceeds of any Loan requested pursuant to this

Section 2.4 to the extent that any Lender has not made available to the Administrative Agent its Commitment Percentage of such Loan.

         (d) Disbursement of Finnish Mark Loans. Not later than 10:00 a.m. (the time of the Administrative Agent's Correspondent) on the proposed borrowing date for any Finnish Mark Loan, each Finnish Mark Lender will make available to the Administrative Agent for the account of the applicable A/C Borrower or A/C Borrowers at the office of the Administrative Agent's Correspondent in Finnish Marks in funds immediately available to the Administrative Agent, such Finnish Mark Lender's Commitment Percentage of the requested borrowing to be denominated in Finnish Marks. The A/C Borrowers hereby irrevocably authorize the Administrative Agent to disburse the proceeds of each borrowing requested pursuant to this Section 2.4 in immediately available funds by crediting such proceeds to an account of the applicable A/C Borrower maintained with the Administrative Agent's Correspondent or by wire transfer from such deposit account to another account as may be requested by such A/C Borrower by prior written notice to the Administrative Agent. Subject to Section 3.7 hereof, the Administrative Agent shall not be obligated to disburse the portion of the proceeds of any Finnish Mark Loan requested pursuant to this Section 2.4 to the extent that any Finnish Mark Lender has not made available to the Administrative Agent its Commitment Percentage of such Finnish Mark Loan.

         SECTION 2.5 Repayment of Revolving Credit Loans, Finnish Mark Loans and Swingline Loans.

         (a) Repayment. The applicable Borrower or Borrowers shall repay (i) the principal Dollar Amount of all outstanding Revolving Credit Loans in full in the currency in which each such Revolving Credit Loan was initially funded, together with all accrued but unpaid interest thereon, on the Credit Facility Termination Date, (ii) the principal Dollar Amount of all outstanding Finnish Mark Loans in full in Finnish Marks, together with all accrued but unpaid interest thereon, on the Credit Facility Termination Date (or in accordance with Section 2.2(b) if earlier) and (iii) the principal amount of all outstanding Swingline Loans in full, together with all accrued but unpaid interest thereon, in accordance with
Section 2.3(b).

         (b)      Mandatory Repayment of Excess Loans.

              (i) Aggregate Commitment. If at any time (as determined by the Administrative Agent under Section 2.5(b)(iv)), and for any reason, the aggregate principal Dollar Amount of all outstanding Revolving Credit Loans, Finnish Mark Loans and Swingline Loans exceeds one hundred and five percent (105%) of the Aggregate Commitment, the applicable Borrower or Borrowers shall
(A) first, if (and to the extent) necessary to eliminate such excess, immediately repay outstanding Revolving Credit Loans that are Base Rate Loans by the Dollar Amount of such excess in the currency in which each such Loan was initially funded (and/or reduce any pending request for a Base Rate Loan on such day by the Dollar Amount of such excess) and (B) second, if (and to the extent) necessary to eliminate such excess, immediately repay LIBOR Rate Loans in the currency in which each such Loan was initially funded (and/or reduce any pending requests for a borrowing or continuation or conversion of such Loans submitted in respect of such Loans on such day) by the Dollar Amount of any remaining excess.

             (ii) Excess Finnish Mark Loans. If at any time and for any reason the outstanding principal amount of all outstanding Finnish Mark Loans exceeds the lesser of (A) the Aggregate Commitment less the sum of the outstanding principal Dollar Amount of all Revolving Credit Loans less the sum of the outstanding principal Dollar Amount of all Swingline Loans and (B) the Finnish Mark Aggregate Commitment, such excess shall be immediately repaid in Finnish Marks by the applicable A/C Borrower or A/C Borrowers to the Administrative Agent for the account of the Finnish Mark Lenders.

            (iii) Excess Swingline Loans. If at any time and for any reason the outstanding principal amount of all outstanding Swingline Loans exceeds the lesser of (A) the Aggregate Commitment less the sum of the outstanding principal Dollar Amount of all Revolving Credit Loans less the sum of the outstanding principal Dollar Amount of all Finnish Mark Loans and (B) the Swingline
Commitment, such excess shall be immediately repaid by BREED to the Administrative Agent for the account of the Swingline Lender.

             (iv) Compliance and Payments. Each Borrower's compliance with this Section 2.5(b) shall be tested from time to time by the Administrative Agent at its sole discretion, but in any event on each day an interest payment is due under Section 3.1(e). All payments pursuant to this Section 2.5(b) shall be accompanied by any amount required to be repaid under Section 3.11.

         (c) Other Mandatory Repayments. The Borrowers shall repay the Loans in accordance with Section 2.7 in connection with any permanent reduction in the Aggregate Commitment.

         (d) Optional Repayments. Any Borrower may at any time and from time to time repay the Loans made thereto in the currency in which each such Loan was initially funded, in whole or in part, with respect to LIBOR Rate Loans denominated in an Alternative Currency, upon irrevocable notice to the Administrative Agent made no later than 12:00 noon (Charlotte time) on the Business Day that is at least four (4) Business Days' prior to such prepayment, upon at least three (3) Business Days' irrevocable notice to the Administrative Agent with respect to LIBOR Rate Loans denominated in Dollars, one (1) Business Day's irrevocable notice with respect to Base Rate Loans, and same Business Day irrevocable notice with respect to Swingline Loans, in the form attached hereto as Exhibit C (a "Notice of Prepayment"), specifying the date and amount of repayment and whether the repayment is of LIBOR Rate Loans denominated in an Alternative Currency (including, without limitation, Finnish Mark Loans), LIBOR Rate Loans denominated in Dollars, Base Rate Loans, Swingline Loans, or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender. If any such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial repayments shall be in an aggregate amount of $1,000,000 or a whole multiple of $500,000 in excess thereof with respect to Base Rate Loans, $10,000,000 or a whole multiple of $1,000,000 in excess thereof with respect to LIBOR Rate Loans (or with respect to Alternative Currency Loans other than Finnish Mark Loans, the Alternative Currency Amount thereof), the Alternative Currency Amount of $2,000,000 or a whole multiple of $100,000 in excess thereof with respect to Finnish Mark Loans, and a whole multiple of $100,000 with respect to Swingline Loans. Each such repayment shall be accompanied by any amount required to be paid pursuant to Section 3.11 hereof.

         (e) Limitation on Repayment of LIBOR Rate Loans. No Borrower may repay any LIBOR Rate Loan (including, without limitation, any LIBOR Rate Loan denominated in an Alternative Currency) on any day other than on the last day of the Interest Period applicable thereto unless such repayment is accompanied by any amount required to be paid pursuant to Section 3.11 hereof.

         SECTION 2.6                Notes.

         (a) Revolving Credit Notes. Each Lender's Revolving Credit Loans and the obligation of each Borrower to repay such Revolving Credit Loans shall be evidenced by a Revolving Credit Note executed by each Borrower payable to the order of such Lender representing each such Borrower's obligation to pay such Lender's Commitment or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made and to be made by such Lender to such Borrower hereunder, plus interest and all other fees, charges and other amounts due thereon. Each Revolving Credit Note shall be dated the date hereof and shall bear interest on the unpaid principal amount thereof at the applicable interest rate per annum specified in Section 3.1.

         (b) Finnish Mark Notes. Each Finnish Mark Lender's Finnish Mark Loans and the obligation of each applicable A/C Borrower to repay such Finnish Mark Loans shall be evidenced by a Finnish Mark Note executed by such A/C Borrower payable to the order of such Finnish Mark Lender representing such A/C Borrower's obligation to pay such Finnish Mark Lender's Finnish Mark Commitment or, if less, the aggregate unpaid principal amount of all Finnish Mark Loans made and to be made by such Finnish Mark Lender to such A/C Borrower hereunder, plus interest and all other fees, charges and other amounts due thereon. Each Finnish Mark Note shall be dated the date hereof and shall bear interest on the unpaid principal amount thereof at the applicable interest rate per annum specified in Section 3.1.

         (c) Swingline Notes. The Swingline Loans and the obligation of BREED to repay such Swingline Loans shall be evidenced by the Swingline Note executed by BREED payable to the order of the Swingline Lender representing BREED's obligation to pay the Swingline Commitment or, if less, the aggregate unpaid principal amount of all Swingline Loans made and to be made by the Swingline Lender to BREED hereunder, plus interest and all other fees, charges and other amounts due thereon. The Swingline Note shall be dated the date hereof and shall bear interest on the unpaid principal amount thereof at the applicable interest rate specified in Section 3.1.

         SECTION 2.7       Permanent Reduction of the Aggregate Commitment.

         (a) Voluntary Reduction. The Borrowers shall have the right at any time and from time to time, upon at least five (5) Business Days' prior written notice to the Administrative Agent, to permanently reduce, in whole at any time or in part from time to time, without premium or penalty, the Aggregate Commitment in an aggregate principal amount not less than $10,000,000 or any whole multiple of $1,000,000 in excess thereof. To the extent that the Aggregate Commitment is reduced to an amount below the Alternative Currency Commitment or the Finnish Mark Aggregate Commitment, there shall be a corresponding permanent reduction of the Alternative Currency Commitment or the Finnish Mark Aggregate Commitment, as applicable, to the amount of the Aggregate Commitment as so reduced.

         (b)      Mandatory Permanent Reductions.

                  (i) Incurrence of Debt. The Total Aggregate Commitment shall be permanently reduced by an amount equal to one hundred percent (100%) of the amount of any Debt incurred pursuant to Section 9.1(j), such application to the Aggregate Commitment under this Agreement and/or the 364-Day Credit Agreement to be determined by the Borrowers in their sole discretion. Such reduction shall be made promptly upon the incurrence of such Debt.

             (ii) Sale of Assets. The Total Aggregate Commitment shall be permanently reduced by an amount equal to fifty percent (50%) of the aggregate Net Proceeds from any sale or disposition of assets permitted pursuant to Section 9.6(e), such application to the Aggregate Commitment under this Agreement and/or the 364-Day Credit Agreement to be determined by the Borrowers in their sole discretion. Such reduction shall be made promptly upon the consummation of any such sale or disposition.

         (c) Additional Payments. Each permanent reduction permitted or required pursuant to this Section 2.7 shall be accompanied by a payment of principal sufficient to reduce the aggregate principal Dollar Amount of the outstanding Loans of the Lenders after such reduction to the Aggregate Commitment as so reduced. All prepayments required by this Section 2.7(b) shall be applied first to the aggregate outstanding principal amount of Swingline Loans, second to the aggregate outstanding principal amount of Finnish Mark Loans and third to the aggregate outstanding principal amount of Revolving Credit Loans. Any permanent reduction of the Aggregate Commitment to zero shall be accompanied by payment of all outstanding Obligations and, if such reduction is permanent, termination of the Commitments and the Credit Facility. If the reduction of the Aggregate Commitment requires the repayment of any LIBOR Rate Loan, such reduction may be made only on the last day of the then current Interest Period applicable thereto unless such repayment is accompanied by any amount required to be paid pursuant to Section 3.11 hereof.

         SECTION 2.8 Termination of Credit Facility. The Credit Facility shall terminate on the earliest of (a) April __, 2002, (b) the date of a permanent reduction of the Aggregate Commitment in whole pursuant to Section 2.7(a) or
Section 2.7(b), and (c) the date of termination in accordance with the provisions of Section 11.2(a).

         SECTION 2.9 Use of Proceeds. The Borrowers shall use the proceeds of the Loans (a) to finance investments and acquisitions permitted by the terms hereof, (b) for working capital and general corporate requirements of the Borrowers, including the payment of certain fees and expenses incurred in connection with the transactions contemplated hereby and (c) to refinance existing debt.

         SECTION 2.10 Nature of Obligations. Except as otherwise set forth in the other Loan Documents, the obligations of the Borrowers under the Note or Notes executed thereby and the other Obligations of the Borrowers shall be several and not joint and several among the Borrowers.

         SECTION 2.11 Security. The Obligations of each Loan Party shall be secured in accordance with the terms of the applicable Security Documents.

                                   ARTICLE III

                             GENERAL LOAN PROVISIONS

         SECTION 3.1                Interest.

         (a) Interest Rate Options. Subject to the provisions of this Section 3.1, at the election of the applicable Borrower or Borrowers, Revolving Credit Loans denominated in Dollars shall bear interest at the Base Rate or the LIBOR Rate plus, in each case, the Applicable Margin as set forth below, and Revolving Credit Loans denominated in an Alternative Currency and Finnish Mark Loans shall bear interest at the LIBOR Rate plus the Applicable Margin as set forth below. Each Swingline Loan shall bear interest at the Swingline Rate. The applicable Borrower or Borrowers shall select the rate of interest and Interest Period, if any, applicable to any Revolving Credit Loan or Finnish Mark Loan at the time a Notice of Borrowing is given pursuant to Section 2.4 or at the time a Notice of Conversion/Continuation is given pursuant to Section 3.2. Each Loan or portion thereof bearing interest based on the Base Rate shall be a "Base Rate Loan" and each Loan or portion thereof bearing interest based on the LIBOR Rate shall be a "LIBOR Rate Loan". Any Loan or any portion thereof as to which the applicable Borrower or Borrowers has not duly specified an interest rate as provided herein shall be deemed a Base Rate Loan denominated in Dollars.

         (b) Interest Periods. In connection with each LIBOR Rate Loan, the applicable Borrower or Borrowers, by giving notice at the times described in
Section 3.1(a), shall elect an interest period (each, an "Interest Period") to be applicable to such Loan, which Interest Period shall be a period of one (1), two (2), three (3), six (6), or if made available by the Administrative Agent and the Lenders (in their sole discretion), twelve (12) months with respect to each LIBOR Rate Loan; provided, that:

                        (i) the Interest Period shall commence on the date of advance of or conversion to any LIBOR Rate Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the next preceding Interest Period expires;

                       (ii) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, that if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                      (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period;

                       (iv) no Interest Period shall extend beyond the Credit Facility Termination Date; and

                        (v) there shall be no more than eight (8) Interest Periods outstanding at any time.

         (c)      Applicable Margin.  The Applicable Margin provided for in
Section 3.1(a) with respect to the Loans (the "Applicable Margin") shall:

                  (i) for the period commencing on the Closing Date and ending on the date immediately preceding the fifth (5th) Business Day following receipt by the Administrative Agent of the financial statements of BREED and its Subsidiaries for the fiscal quarter ending March 31, 1997 and the accompanying Officer's Compliance Certificate, be determined based on the Leverage Ratio set forth in the Financial Condition Certificate delivered pursuant to Section 4.2(e)(ii) in accordance with the chart below;

             (ii) for the period commencing on the fifth (5th) Business Day following receipt by the Administrative Agent of the financial statements of BREED and its Subsidiaries for the fiscal quarter ending June 30, 1997 and the accompanying Officer's Compliance Certificate and continuing through and including the Credit Facility Termination Date, be determined by reference to the Leverage Ratio as of the end of the fiscal quarter immediately preceding the delivery of the applicable Officer's Compliance Certificate in accordance with the chart below:

                           Applicable Margin Per Annum

         Leverage Ratio            Base Rate +                LIBOR Rate +

         Greater than 3.25         0.00%                      0.950%

         Less than or equal
         to 3.25 and greater
         than 3.00                 0.00%                      0.700%

         Less than or equal
         to 3.00 and greater
         than 2.50                 0.00%                      0.500%

         less than or equal
         to 2.50 but greater
         than 2.00                 0.00%                      0.375%

         less than or equal
         to 2.00                   0.00%                      0.300%


Adjustments, if any, in the Applicable Margin shall be made by the Administrative Agent on the tenth (10th) Business Day (the "Adjustment Date") after receipt by the Administrative Agent of quarterly financial statements for BREED and its Subsidiaries and the accompanying Officer's Compliance Certificate setting forth the Leverage Ratio as of the most recent fiscal quarter end.
Subject to Section 3.1(d), in the event the Borrowers fail to deliver such financial statements and certificate within the time required by Section 6.2 hereof, the Applicable Margin shall be the highest Applicable Margin set forth above until the delivery of such financial statements and certificate.

         Notwithstanding anything to the contrary contained herein, in the event the Interest Coverage Ratio (as determined pursuant to Section 8.3 of this Agreement) is less than 3.00 to 1.00 during the applicable period set forth in such Section 8.3, the Applicable Margin set forth in this Section 3.1 shall be deemed to be 1.000% with respect to LIBOR Rate Loans (unless the Applicable Margin with respect to LIBOR Rate Loans is determined to be 1.250% pursuant to the terms of this Section 3.1(c)).

         (d) Default Rate. Upon the occurrence and during the continuance of an Event of Default, (i) the Borrowers shall no longer have the option to request LIBOR Rate Loans, (ii) all outstanding LIBOR Rate Loans shall bear interest at a rate per annum two percent (2%) in excess of the rate then applicable to LIBOR Rate Loans, as applicable, until the end of the applicable Interest Period and thereafter at a rate equal to two percent (2%) in excess of the rate then applicable to Base Rate Loans, and (iii) all outstanding Base Rate Loans (including, without limitation, Swingline Loans) shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate then applicable to Base Rate Loans. Interest shall continue to accrue on the Notes after the filing by or against any Borrower of any petition seeking any relief in bankruptcy or under any act or law pertaining to insolvency or debtor relief, whether state, federal or foreign.

         (e) Interest Payment and Computation. Interest on each Base Rate Loan and each Swingline Loan shall be payable in arrears on the last Business Day of each fiscal quarter commencing June 30, 1997 and interest on each LIBOR Rate
Loan shall be payable on the last day of each Interest Period applicable thereto, and if such Interest Period extends over three (3) months, at the end of each three (3) month interval during such Interest Period. All interest rates, fees and commissions provided hereunder shall be computed on the basis of a 360-day year and assessed for the actual number of days elapsed; provided, that (i) interest rates on each Loan denominated in Pounds Sterling shall be computed on the basis of a 365-day year and (ii) interest rates on each Base Rate Loan and each Swingline Loan shall be computed on the basis of a 365/366-day year.

         (f) Maximum Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder or under any of the Notes charged or collected pursuant to the terms of this Agreement or pursuant to any of the Notes exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Administrative Agent's option promptly refund to the applicable Borrower or Borrowers any interest received by Lenders in excess of the maximum lawful rate or shall apply such excess to the principal balance of the Obligations. It is the intent hereof that the Borrowers not pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrowers under Applicable Law.

         SECTION 3.2 Notice and Manner of Conversion or Continuation of Revolving Credit Loans and Finnish Mark Loans. Provided that no Default or Event of Default has occurred and is then continuing, the Borrowers shall have the option to (a) convert at any time all or any portion of any outstanding Base Rate Loans that are Revolving Credit Loans in a principal amount equal to $10,000,000 or any whole multiple of $1,000,000 in excess thereof into one or more LIBOR Rate Loans denominated in Dollars, (b) upon the expiration of any Interest Period, convert all or any part of any outstanding LIBOR Rate Loans denominated in Dollars in a principal amount equal to $1,000,000 or a whole multiple of $500,000 in excess thereof into Base Rate Loans that are Revolving Credit Loans, (c) upon the expiration of any Interest Period, continue any LIBOR Rate Loan denominated in any Permitted Currency (other than Finnish Marks) in a principal amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof (or with respect to LIBOR Rate Loans denominated in an Alternative Currency other than Finnish Marks, the Alternative Currency Amount in each case thereof) as a LIBOR Rate Loan in the same Permitted Currency or (d) upon the expiration of any Interest Period, continue any LIBOR Rate Loan denominated in Finnish Marks in a principal Alternative Currency Amount of $2,000,000 or any whole multiple of $100,000 in excess thereof as a LIBOR Rate Loan in Finnish Marks. Whenever any Borrower or Borrowers desire to convert or continue Loans as provided above, such Borrower or Borrowers shall give the Administrative Agent irrevocable prior written notice in the form attached as Exhibit D (a "Notice of Conversion/Continuation") not later than 11:00 a.m. (Charlotte time) four (4) Business Days (with respect to any Loan denominated in an Alternative Currency) and three (3) Business Days (with respect to any Loan denominated in Dollars) before the day on which a proposed conversion or continuation of such Loan is to be effective specifying (A) the Loans to be converted or continued, and, in the case of any LIBOR Rate Loan to be converted or continued, the Permitted Currency in which such Loan is denominated and the last day of the Interest Period therefor, (B) the effective date of such conversion or continuation (which shall be a Business Day), (C) the principal amount of such Loans to be converted or continued, and (D) the Interest Period to be applicable to such converted or continued LIBOR Rate Loan. The Administrative Agent shall promptly notify the Lenders of such Notice of Conversion/Continuation.

         SECTION 3.3                Fees.

         (a) Facility Fee. The Borrowers shall pay to the Administrative Agent, for the account of the Lenders, a non-refundable facility fee at a rate per annum equal to the applicable percentage set forth below in this Section 3.3(a) on the amount of the Aggregate Commitment. The facility fee shall be payable in arrears on the last Business Day of each fiscal quarter during the term of this Agreement commencing June 30, 1997, and on the Credit Facility Termination Date. Such facility fee shall be distributed by the Administrative Agent to the Lenders pro rata in accordance with the Lenders' respective Commitment Percentages. The facility fee rate shall:

                  (i) for the period commencing on the Closing Date and ending on the date immediately preceding the fifth (5th) Business Day following receipt by the Administrative Agent of the Consolidated financial statements of BREED for the fiscal quarter ending March 31, 1997 and the accompanying Officer's Compliance Certificate, be determined based on the Leverage Ratio set forth in the Financial Condition Certificate delivered pursuant to Section 4.2(e)(ii) in accordance with the chart below;

             (ii) for the period commencing on the fifth (5th) Business Day following receipt by the Administrative Agent of the Consolidated financial statements of BREED for the fiscal quarter ending June 30, 1997 and the accompanying Officer's Compliance Certificate and continuing through and including the Credit Facility Termination Date, be determined by reference to the Leverage Ratio of BREED and its Subsidiaries as of the end of the fiscal quarter immediately preceding the delivery of the applicable Officer's Compliance Certificate in accordance with the chart below:

         Leverage Ratio                                       Facility Fee Rate

         Greater than 3.25                                              0.300%

         Less than or equal
         to 3.25 and greater
         than 3.00                                                      0.300%

         Less than or equal
         to 3.00 and greater
         than 2.50                                                      0.250%

         less than or equal
         to 2.50 but greater
         than 2.00                                                      0.250%

         less than or equal
         to 2.00                                                        0.200%


Adjustments, if any, in the facility fee rate shall be made by the Administrative Agent on the tenth (10th) Business Day (the "Adjustment Date") after receipt by the Administrative Agent of quarterly financial statements for BREED and its Subsidiaries and the accompanying Officer's Compliance Certificate setting forth the Leverage Ratio of BREED and its Subsidiaries as of the most recent fiscal quarter end. In the event the Borrowers fail to deliver such financial statements and certificate within the time required by Section 6.2 hereof, the facility fee rate shall be the highest facility fee rate set forth above until the delivery of such financial statements and certificate.

         Notwithstanding anything to the contrary contained herein, in the event the Interest Coverage Ratio (as determined pursuant to Section 8.3 of this Agreement) is less than 3.00 to 1.00 during the applicable period set forth in such Section 8.3, the Facility Fee Rate set forth in this Section 3.3 shall be deemed to be .300%.

         (b) Administrative Agent's and Other Fees. In order to compensate the Administrative Agent for structuring, syndicating and arranging the Loans and for its obligations hereunder, the Borrowers agree to pay to the Administrative Agent, for its sole account, the fees set forth in the separate fee letter agreement executed by BREED and the Administrative Agent dated March 18, 1997.

         SECTION 3.4                Manner of Payment.

         (a) Loans Denominated in Dollars. Each payment (including repayments described in Article II) by any Borrower on account of the principal of or interest on the Loans denominated in Dollars or of any fee, commission or other amounts payable to the Lenders under this Agreement or any Note (except as set forth in Section 3.4(b)) shall be made in Dollars not later than 1:00 p.m. (Charlotte time) on the date specified for payment under this

Agreement to the Administrative Agent at the Administrative Agent's Office for the account of the Lenders pro rata in accordance with their respective Commitment Percentages in immediately available funds and shall be made without any set-off, counterclaim or deduction whatsoever. Any payment received after such time but before 2:00 p.m. (Charlotte time) on such day shall be deemed a payment on such date for the purposes of Section 11.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received after 2:00 p.m. (Charlotte time) shall be deemed to have been made on the next succeeding Business Day for all purposes.

         (b) Loans Denominated in Alternative Currencies. Each payment (including repayments described in Article II) by any A/C Borrower on account of the principal of or interest on the Loans denominated in any Alternative Currency shall be made in such Alternative Currency not later than 12:00 noon (the time of the Administrative Agent's Correspondent) on the date specified for payment under this Agreement to the Administrative Agent's account with the Administrative Agent's Correspondent for the account of the Lenders pro rata in accordance with their respective Commitment Percentages (or, with respect to Finnish Mark Loans, for the account of the Finnish Mark Lenders pro rata in accordance with their respective Finnish Mark Commitment Percentages) in immediately available funds, and shall be made without any set-off, counterclaim or deduction whatsoever. Any payment received after such time but before 1:00 p.m. (the time of the Administrative Agent's Correspondent) on such day shall be deemed a payment on such date for the purposes of Section 11.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received after 1:00 p.m. (the time of the Administrative Agent's Correspondent) shall be deemed to have been made on the next succeeding Business Day for all purposes.

         (c) Pro Rata Treatment. Upon receipt by the Administrative Agent of each such payment, the Administrative Agent shall distribute to each Lender or Finnish Mark Lender, as applicable, at its address for notices set forth herein its pro rata share of such payment in accordance with the Commitment Percentage of such Lender or Finnish Mark Commitment Percentage of such Finnish Mark Lender, as applicable, and shall wire advice of the amount of such credit to each Lender or each Finnish Mark Lender, as applicable. Each payment to the Administrative Agent of the Swingline Lender's fees or commissions shall be made in like manner, but for the account of the Swingline Lender. Each payment to the Administrative Agent of

Administrative Agent's fees or expenses shall be made for the account of the Administrative Agent and any amount payable to any Lender under Sections 3.10, 3.11, 3.12, 3.13, 12.2, and 13.2 shall be paid to the Administrative Agent for the account of the applicable Lender or Finnish Mark Lender. Subject to Section 3.1(b)(ii), if any payment under this Agreement or any Note shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest if payable along with such payment.

     SECTION 3.5 Crediting of Payments and Proceeds. In the event that any Borrower shall fail to pay any of the Obligations when due and the Obligations have been accelerated pursuant to Section 11.2, all payments received by the Lenders upon the Notes and the other Obligations and all net proceeds from the enforcement of the Obligations shall be applied to all expenses then due and payable by the Borrowers hereunder, then to all indemnity obligations then due and payable by the Borrowers hereunder, then to all Administrative Agent's fees then due and payable, then to all commitment and other fees and commissions then due and payable, then to accrued and unpaid interest on the Swingline Note to the Swingline Lender, then to the principal amount outstanding under the Swingline Note to the Swingline Lender, then to the principal amount outstanding and accrued and unpaid interest on the Finnish Mark Notes, then to accrued and unpaid interest on the Revolving Credit Notes, then to the principal amount of the Revolving Credit Notes, then to any termination payments due in respect of a Hedging Agreement with any Lender permitted pursuant to Section 9.1 (pro-rata in accordance with all such amounts due), in that order.

         SECTION 3.6                Adjustments.

         (a) If any Lender (a "Benefitted Lender") shall at any time receive any payment of all or part of its Revolving Credit Loans, or interest thereon, or if any Lender shall at any time receive any collateral in respect to its Revolving Credit Loans (whether voluntarily or involuntarily, by set-off or otherwise) in a greater proportion than any such payment to and collateral received by any other Lender, if any, in respect of such other Lender's Revolving Credit Loans, or interest thereon, such Benefitted Lender shall purchase for cash from the other Lenders such portion of each such other Lender's Revolving Credit Loans, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned to the extent of such recovery, but without interest. The Borrowers agree that each Lender so purchasing a portion of another Lender's Revolving Credit Loans may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

         (b) If any Finnish Mark Lender (a "Benefitted Finnish Mark Lender") shall at any time receive any payment of all or part of its Finnish Mark Loans, or interest thereon, or if any Finnish Mark Lender shall at any time receive any collateral in respect to its Finnish Mark Loans (whether voluntarily or involuntarily, by set-off or otherwise) in a greater proportion than any such payment to and collateral received by any other Finnish Mark Lender, if any, in respect of such other Finnish Mark Lender's Finnish Mark Loans, or interest thereon, such Benefitted Finnish Mark Lender shall purchase for cash from the other Finnish Mark Lenders such portion of each such other Finnish Mark Lender's Finnish Mark Loans, or shall provide such other Finnish Mark Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Finnish Mark Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Finnish Mark Lenders; provided, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Finnish Mark Lender, such purchase shall be rescinded, and the purchase price and benefits returned to the extent of such recovery, but without interest. The Borrowers agree that each Finnish Mark Lender so purchasing a portion of another Finnish Mark Lender's Finnish Mark Loans may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

         SECTION  3.7  Nature  of  Obligations  of  Lenders   Regarding   Loans;
Assumption by the Administrative Agent. The obligations of the Lenders under this Agreement to make the Loans are several and are not joint or joint and several. Unless the Administrative Agent shall have received notice from a Lender prior to a proposed borrowing date that such Lender will not make available to the Administrative Agent such Lender's ratable portion of the amount to be borrowed on such date (which notice shall not release such

Lender of its obligations hereunder), the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the proposed borrowing date in accordance with Section 2.4(b) and the Administrative Agent may, in reliance upon such assumption, make available to the applicable Borrower or Borrowers on such date a corresponding amount. If such amount is made available to the Administrative Agent on a date after such borrowing date, such Lender or Finnish Mark Lender, as applicable, shall pay to the Administrative Agent on demand an amount, until paid, equal to (a) with respect to a Loan denominated in Dollars, the amount of such Lender's Commitment Percentage of such borrowing and interest thereon at a rate equal to the daily average Federal Funds Rate during such period as determined by the Administrative Agent, (b) with respect to an Alternative Currency Loan (other than Finnish Mark Loans), such Lender's Commitment Percentage of such borrowing at a rate per annum equal to the Administrative Agent's aggregate marginal cost (including the cost of maintaining any required reserves or deposit insurance and of any fees, penalties, overdraft charges or other costs or expenses incurred by the Administrative Agent as a result of the failure to deliver funds hereunder) of carrying such amount and (c) with respect to a Finnish Mark Loan, such Finnish Mark Lender's Finnish Mark Commitment Percentage of such borrowing at a rate per annum equal to the Administrative Agent's aggregate marginal cost (including the cost of maintaining any required reserves or deposit insurance and of any fees, penalties, overdraft charges or other costs or expenses incurred by the Administrative Agent as a result of the failure to deliver funds hereunder) of carrying such amount. A certificate of the Administrative Agent with respect to any amounts owing under this Section 3.7 shall be conclusive, absent manifest error. If the Commitment Percentage of such Lender or the Finnish Mark Commitment Percentage of such Finnish Mark Lender, as applicable, of such borrowing is not made available to the Administrative Agent by such Lender or Finnish Mark Lender, as applicable, within three (3) Business Days of such borrowing date, the Administrative Agent shall be entitled to recover such amount made available by the Administrative Agent with interest thereon at the rate then applicable to such Loan hereunder, on demand, from the applicable Borrower or Borrowers. The failure of any Lender or Finnish Mark Lender, as applicable, to make its Commitment Percentage or Finnish Mark Commitment Percentage, as applicable, of any Loan available shall not relieve it or any other Lender or Finnish Mark Lender, as applicable, of its obligation, if any, hereunder to make its Commitment Percentage or Finnish Mark Commitment Percentage, as applicable, of such Loan available on such borrowing date, but no Lender or Finnish Mark Lender, as applicable, shall be responsible for the failure of any other Lender or Finnish Mark Lender, as applicable, to make its Commitment Percentage or Finnish Mark Commitment Percentage, as applicable, of such Loan available on the borrowing date.

         SECTION 3.8   Mandatory Redenomination of Alternative Currency Loans.


         (a) If any LIBOR Rate Loan is required to be converted to a Base Rate Loan pursuant to Sections 2.2, 3.1(d), 3.10 or any other applicable provision hereof, such Loan shall be funded in Dollars in an amount equal to the Dollar Amount of such Loan, all subject to the provisions of Section 2.5(b). The applicable Borrower or Borrowers shall reimburse the Lenders or Finnish Mark Lenders, as applicable, upon any such conversion for any amounts required to be paid under Section 3.11.

         (b) If any Alternative Currency becomes unavailable to any Lender for any reason (including, without limitation, any conversion, discontinuation or replacement of such currency arising out of or in connection with any event associated with economic and monetary union in the European Community) all outstanding Loans in such Alternative Currency shall be immediately redenominated and converted into Dollars in an amount equal to the Dollar Amount of such Loan, all subject to the provisions of Section 2.5(b).

         SECTION 3.9 Regulatory Limitation. In the event, as a result of increases in the value of Alternative Currencies against the Dollar or for any other reason, the obligation of any of the Lenders to make Loans (taking into account the Dollar Amount of the Obligations and all other indebtedness required to be aggregated under 12 U.S.C.A. ss.84, as amended, the regulations promulgated thereunder and any other Applicable Law) is determined by such Lender to exceed its then applicable legal lending limit under 12 U.S.C.A. ss.84, as amended, and the regulations promulgated thereunder, or any other Applicable Law, the amount of additional Loans such Lender shall be obligated to make or issue or participate in hereunder shall immediately be reduced to the maximum amount which such Lender may legally advance (as determined by such Lender), the obligation of each of the remaining Lenders hereunder shall be proportionately reduced, based on their applicable Commitment Percentages or Finnish Mark Commitment Percentages, as applicable, and, to the extent necessary under such laws and regulations (as determined by each of the Lenders, with respect to the applicability of such laws and regulations to itself), the Borrowers shall reduce, or cause to be reduced, complying to the extent practicable with the remaining provisions hereof, the Obligations outstanding hereunder by an amount sufficient to comply with such maximum amounts.

         SECTION 3.10               Changed Circumstances.

         (a) Circumstances Affecting LIBOR Rate and Alternative Currency Availability. If with respect to any Interest Period the Administrative Agent or any Lender (after consultation with the Administrative Agent) shall determine that (i) by reason of circumstances affecting the foreign exchange and interbank markets generally, deposits in eurodollars or an Alternative Currency in the applicable amounts are not being quoted via Telerate Page 3750 or offered to the Administrative Agent or such Lender for such Interest Period, (ii) a fundamental change has occurred in the foreign exchange or interbank markets with respect to any Alternative Currency (including, without limitation, changes in national or international financial, political or economic conditions or currency exchange rates or exchange controls) or (iii) it has become otherwise materially impractical for the Administrative Agent or the Lenders to make such Loan in an Alternative Currency, then the Administrative Agent shall forthwith give notice thereof to the Borrowers. Thereafter, until the Administrative Agent notifies the Borrowers that such circumstances no longer exist, the obligation of the Lenders to make LIBOR Rate Loans or Alternative Currency Loans, as applicable, and the right of the Borrowers to convert any Loan to or continue any Loan as a LIBOR Rate Loan or to convert any Loan to or continue any Loan as an Alternative Currency Loan, as applicable, shall be suspended, and the applicable Borrower or Borrowers shall repay in full (or cause to be repaid in full) the then outstanding principal amount of each such LIBOR Rate Loan or Alternative Currency Loan, as applicable, together with accrued interest thereon, on the last day of the then current Interest Period applicable to such LIBOR Rate Loan or Alternative Currency Loan, as applicable, or convert the then outstanding principal amount of each such LIBOR Rate Loan or Alternative Currency Loan, as applicable, to a Base Rate Loan as of the last day of such Interest Period.

         (b) Laws Affecting LIBOR Rate and Alternative Currency Availability. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any LIBOR Rate Loan or any Alternative Currency Loan, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Borrowers and the other Lenders. Thereafter, until the Administrative Agent notifies the Borrowers that such circumstances no longer exist, (i) the obligations of the Lenders to make LIBOR Rate Loans or Alternative Currency Loans, as applicable, and the right of the Borrowers to convert any Loan to or continue any Loan as a LIBOR Rate Loan or convert any Loan to or continue any Loan as an Alternative Currency Loan, as applicable, shall be suspended and thereafter the Borrowers may select only Base Rate Loans denominated in Dollars hereunder, and (ii) if any of the Lenders may not lawfully continue to maintain a LIBOR Rate Loan or an Alternative Currency Loan, as applicable, to the end of the then current Interest Period applicable thereto as a LIBOR Rate Loan or as an Alternative Currency Loan, as applicable, the applicable LIBOR Rate Loan or Alternative Currency Loan shall immediately be converted to a Base Rate Loan for the remainder of such Interest Period (provided that the Borrower and the Lenders shall enter into good faith negotiations promptly upon such conversion to determine a new interest rate index similar to that applicable to LIBOR Rate Loans).

         (c) Increased Costs. If, after the date hereof, the introduction of, or any change in, any Applicable Law, or in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of such Governmental Authority, central bank or comparable agency:

                  (i) shall subject any of the Lenders (or any of their respective Lending Offices) to any tax, duty or other charge with respect to any LIBOR Rate Loans, Alternative Currency Loans or any Note or shall change the basis of taxation of payments to any of the Lenders (or any of their respective Lending Offices) of the principal of or interest on any LIBOR Rate Loan, any Alternative Currency Loan or any Note or any other amounts due under this Agreement in respect thereof (except for changes in the rate of tax on the overall net income of any of the Lenders or any of their respective Lending Offices imposed by the jurisdiction in which such Lender is organized or is or should be qualified to do business or such Lending Office is located); or

             (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit, insurance or capital or similar requirement against assets of, deposits with or for the account of, or credit extended by any of the Lenders (or any of their respective Lending Offices) or shall impose on any of the Lenders (or any of their respective Lending Offices) or the foreign exchange and interbank markets any other condition affecting any LIBOR Rate Loan, any Alternative Currency Loan or any Note;

and the result of any of the foregoing is to increase the costs to any of the Lenders of maintaining any LIBOR Rate Loan or any Alternative Currency Loan, as applicable, or to reduce the yield or amount of any sum received or receivable by any of the Lenders under this Agreement or under the Notes in respect of a LIBOR Rate Loan or an Alternative Currency Loan, as applicable, then such Lender shall, within ninety (90) days thereafter, notify the Administrative Agent, and the Administrative Agent shall promptly notify the Borrowers of such fact and demand compensation therefor and, within fifteen (15) days after such notice by the Administrative Agent, the applicable Borrower or Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender or Lenders for such increased cost or reduction. The Administrative Agent will promptly notify the Borrowers of any event of which it has knowledge which will entitle such Lender to compensation pursuant to this Section 3.10(c); provided, that the Administrative Agent shall incur no liability whatsoever to the Lenders or the Borrowers in the event it fails to do so. The amount of such compensation shall be determined, in the applicable Lender's sole discretion, based upon the assumption that such Lender funded its Commitment Percentage of the LIBOR Rate Loans or Alternative Currency Loans, as applicable, in the London interbank market and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrowers through the Administrative Agent and shall be presumed to be correct save for manifest error or reasonable evidence to the contrary.

         SECTION 3.11 Indemnity. The applicable Borrower or Borrowers hereby indemnify each of the Lenders against any loss or expense (including, without limitation, any foreign exchange costs) which may arise or be attributable to each Lender's obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain any Loan (a) as a consequence of any failure by such Borrower or Borrowers to make any payment when due of any amount due hereunder in connection with a LIBOR Rate Loan, (b) due to any failure of such Borrower or Borrowers to borrow on a date specified therefor in a Notice of Borrowing or Notice of Continuation/Conversion or (c) due to any payment, prepayment or conversion of any LIBOR Rate Loan on a date other than the last day of the Interest Period therefor. The amount of such loss or expense shall be determined, in the applicable Lender's sole discretion, based upon the assumption that such Lender funded its Commitment Percentage of the LIBOR Rate Loans in the London interbank market and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrowers through the Administrative Agent and shall be presumed to be correct save for manifest error or reasonable evidence to the contrary.

         SECTION 3.12 Capital Requirements. If either (a) the introduction of, or any change in, or in the interpretation of, any Applicable Law or (b) compliance with any guideline or request from any central bank or comparable agency or other Governmental Authority (whether or not having the force of law), has or would have the effect of reducing the rate of return on the capital of, or has affected or would affect the amount of capital required to be maintained by, any Lender or any corporation controlling such Lender as a consequence of, or with reference to the Commitments and other commitments of this type, below the rate which the Lender or such other corporation could have achieved but for such introduction, change or compliance, then within five (5) Business Days after written demand by any such Lender, the Borrowers shall pay to such Lender from time to time as specified by such Lender additional amounts sufficient to compensate such Lender or other corporation for such reduction. A certificate as to such amounts submitted to the Borrowers and the Administrative Agent by such Lender, shall, in the absence of manifest error or reasonable evidence to the contrary, be presumed to be correct and binding for all purposes.

         SECTION 3.13               Taxes.

         (a)      Payments Free and Clear.

                           (i) Any and all payments by the Borrowers hereunder or under the Notes shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholding, and all liabilities with respect thereto (including, without limitation, all claims, penalties, costs and expenses resulting from any failure to withhold or pay, or any delay in withholding or paying, any of the foregoing amounts) excluding, (A) in the case of each Lender and the Administrative Agent, income and franchise taxes imposed by the jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or is or should be qualified to do business or any political subdivision thereof (it being expressly acknowledged by the Borrowers that each Agent and each Lender shall not be required to be or become qualified, for purposes of this Section 3.13(a) or for any other Section of this Agreement, to do business in any specific jurisdiction or any political subdivision thereof) and (B) in the case of each Lender, income and franchise taxes imposed by the jurisdiction of such Lender's Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes").

                           (ii) If any Borrower shall be required by law to deduct or withhold (A) any Taxes payable to any Governmental Authority other than the United States Internal Revenue Service from or in respect of any sum payable hereunder or under any Note to any Lender or the Administrative Agent or (B) any Taxes payable to the United States Internal Revenue Service from or in respect of any sum payable hereunder or under any Note to any Lender organized under the laws of a jurisdiction other than the United States, subject to the

         United States Internal Revenue Service Form 4224 or Form 1001 (as applicable and the Internal Revenue Service Form W-8 or W- 9 (as applicable) previously delivered to the Administrative Agent, then, in either such event, (1) the sum payable shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to additional sums payable under this Section 3.13) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the amount such party would have received had no such deductions or withholdings been made, (2) such Borrower shall make such deductions or withholdings, (3) such Borrower shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law, and (4) such Borrower shall deliver to the Administrative Agent evidence of such payment to the relevant taxing authority or other authority in the manner provided in Section 3.13(d). If, for any reason, any Borrower or Borrowers do not pay or remit such Taxes or do not for any reason pay any additional sums payable to any Lender or any Agent under this Section 3.13, the interest payable by such Borrower or Borrowers under this Agreement will be increased to the rate or rates necessary to yield and remit to such Lender or Agent the principal sum advanced together with interest at the applicable rate or rates specified in this Agreement after provision for payment of such Taxes. The Borrowers shall, from time to time, execute and deliver any and all further documents as may be necessary or advisable to give full force and effect to such increase in the rate or rates of interest.

         Each Lender agrees that if it subsequently recovers, or receives a net tax benefit with respect to, any amount of Taxes (i) previously paid by it and as to which it has been indemnified by or on behalf of the Borrowers or (ii) previously deducted or withheld by the Borrowers, such Lender shall reimburse the Borrowers to the extent of the amount of any such recovery or permanent net tax benefit (but only to the extent of indemnity payments made, or additional amounts paid, by or on behalf of the Borrowers under this Section 3.13(a) with respect to Taxes giving rise to such recovery or tax benefit); provided, however, that the Borrowers, upon the request of such Lender, agree to repay to such Lender the amount paid over to the Borrowers (together with any penalties, interest or other charges), in the event such Lender is required to repay such amount to the relevant taxing authority or other Governmental Authority. The determination by any Lender of the amount of any such recovery or net tax benefit shall, in the absence of manifest error or reasonable evidence to the contrary, be conclusive and binding.

         (b) Stamp and Other Taxes. In addition, the Borrowers shall pay any present or future stamp, registration, recordation or documentary taxes or any other similar fees or charges or excise or property taxes, levies of the United States or any state or political subdivision thereof or any applicable foreign jurisdiction which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the Loans, the other Loan Documents, or the perfection of any rights or security interest in respect thereto (hereinafter referred to as "Other Taxes").

         (c) Indemnity. The Borrowers shall indemnify each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 3.13) paid by such Lender or the
Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Such indemnification shall be made within thirty (30) days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor.

         (d) Evidence of Payment. Within thirty (30) days after the date of any payment of Taxes or Other Taxes, the affected Borrower shall furnish to the Administrative Agent, at its address referred to in Section 13.1, the original or a certified copy of a receipt evidencing payment thereof or other evidence of payment satisfactory to the Administrative Agent.

         (e) Survival. Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers contained in this Section 3.13 shall survive the payment in full of the Obligations and the termination of the Commitments.

         SECTION 3.14               Replacement Lenders.

         (a) Affected Lender. If (i) any Lender requests compensation pursuant to Section 3.10(c), 3.12 or 3.13(a)(ii)(B) or (ii) the
obligation of the Lenders to make LIBOR Rate Loans or to continue, or to convert Base Rate Loans into, LIBOR Rate Loans shall be suspended pursuant to Section 3.10(a) or (b) due to an event affecting any Lender, then, so long as there does not then exist any Default or Event of Default, the Borrowers may demand that such Lender (the "Affected Lender"), and upon such demand the Affected Lender shall promptly, assign its Commitment (and Finnish Mark Commitment, if applicable) to an Eligible Assignee selected by the Borrowers (which Eligible Assignee shall have consented to such assignment), subject to and in accordance with Section 13.10(b), for a purchase price equal to the Dollar Amount of the aggregate principal amount of the Loans then owing to the Affected Lender plus any accrued but unpaid interest thereon, accrued but unpaid fees and any other amounts owing to the Affected Lender hereunder. The
Administrative Agent shall cooperate in effectuating the replacement of an Affected Lender under this Section 3.14(a), but at no time shall the Administrative Agent be obligated in any way whatsoever to initiate any such replacement. The exercise by the Borrowers of their rights under this Section 3.14(a) shall be at the Borrowers' sole cost and expense, and at no cost or expense of the Administrative Agent, the Affected Lender or any of the other Lenders.

         (b) Failed Lender. In the event any Lender shall fail to meet any of its obligations under Sections 2.1, 2.2, 2.3 or 2.4 (a "Failed Lender"), the Borrowers may demand that the Failed Lender, and upon such demand the Failed Lender shall promptly, assign its Commitment (and Finnish Mark Commitment, if applicable) to an Eligible Assignee selected by the Borrowers (which Eligible Assignee shall have consented to such assignment), subject to and in accordance with Section 13.10(b), for a purchase price equal to the Dollar Amount of the aggregate principal amount of the Loans then owing to the Failed Lender plus any accrued but unpaid interest thereon, accrued but unpaid fees and any other amounts owing to the Failed Lender hereunder. The Administrative Agent shall cooperate in effectuating the replacement of a Failed Lender under this Section 3.14(b), but at no time shall the Administrative Agent be obligated in any way whatsoever to initiate any such replacement. The exercise by the Borrowers of their rights under this Section 3.14(b) shall be at the Borrowers' sole cost and expense, and at no cost or expense of the Administrative Agent, the Affected Lender or any of the other Lenders.

                                   ARTICLE IV

                  CLOSING; CONDITIONS OF CLOSING AND BORROWING

         SECTION 4.1 Closing. The closing shall take place at the offices of Kennedy Covington Lobdell & Hickman, L.L.P., 100 North Tryon Street, Suite 4200, Charlotte, North Carolina 28202 at 10:00 a.m. on April __, 1997, or on such other date as the parties hereto shall mutually agree.

         SECTION 4.2 Conditions to Closing and Initial Loans. The obligation of the Lenders to close this Agreement and to make the initial Loan is subject to the satisfaction of each of the following conditions:

         (a) Executed Loan Documents. The following Loan Documents, in form and substance satisfactory to the Administrative Agent and each Lender:

              (i)          this Agreement;

             (ii)          the 364-Day Credit Agreement;

            (iii)          the Revolving Credit Notes;

             (iv)          the Finnish Mark Notes;

              (v)          the Swingline Note;

             (vi)          the Pledge Agreements; and

            (vii)          the Subsidiary Guaranty Agreement;

shall have been duly authorized, executed and delivered by the parties thereto, shall be in full force and effect and no default or event of default shall exist thereunder, and the Borrowers shall have delivered original counterparts thereof to the Administrative Agent. Notwithstanding the foregoing, in the event Applicable Laws or practices in the foreign jurisdictions set forth on Schedule 4.2(a) attached hereto preclude or prevent the completion of a Pledge Agreement on or prior to the Closing Date, the Borrower shall not be required to deliver the Pledge Agreements set forth on Schedule 4.2(a) attached hereto on the Closing Date; provided that the Borrower shall deliver the Pledge Agreements set forth on

Schedule 4.2(a) attached hereto as soon as possible after the Closing Date and, in any event, within ninety (90) days of the Closing Date.

         (b)      Closing Certificates; etc.

     (i) Officers's Certificate of the Borrowers. The Administrative Agent shall have received a signed certificate from the chief executive officer or chief financial officer of BREED, in form and substance satisfactory to the Administrative Agent, to the effect that to the best of such officer's knowledge all representations and warranties of the Borrowers contained in this Agreement and the other Loan Documents are true, correct and complete; that the Borrowers are not in violation of any of the covenants contained in this Agreement and the other Loan Documents; that, after giving effect to the transactions contemplated by this Agreement, no Default or Event of Default has occurred and is continuing; and that the Borrowers have satisfied each of the closing conditions.

     (ii) Certificate of Secretary of each Loan Party. The Administrative Agent shall have received a signed certificate of the secretary or assistant secretary of each Loan Party certifying that attached thereto is a true and complete copy of the articles of incorporation or other charter documents of such Loan Party and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation; that attached thereto is a true and complete copy of the bylaws of such Loan Party as in effect on the date of such certification; that, with respect to each Borrower and each Subsidiary Guarantor, attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Borrower or such Subsidiary Guarantor authorizing the borrowings contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party; and, with respect to each Borrower and each Subsidiary Guarantor, as to the incumbency and genuineness of the signature of each officer of such Borrower or such Subsidiary Guarantor executing Loan Documents to which it is a party. Notwithstanding the foregoing, to the extent any such organizational documents described in this subsection (b)(ii) cannot be provided due to their unavailability under the Applicable Laws or practices in the foreign jurisdictions set forth on Schedule 4.2(b) attached hereto, the applicable Borrower shall not be required to deliver such organizational documents but shall deliver such evidence of its due incorporation and valid existence as shall be required in the reasonable discretion of the Administrative Agent.

            (iii) Certificates of Good Standing. The Administrative Agent shall have received certificates as of a recent date of the good standing of each Borrower and Subsidiary Guarantor under the laws of their respective jurisdictions of organization and each other jurisdiction where such Borrower or such Subsidiary Guarantor is qualified to do business. Notwithstanding the foregoing, to the extent any such certificates described in this subsection
(b)(iii) cannot be provided due to their unavailability under the Applicable Laws or practices in the foreign jurisdictions set forth on Schedule 4.2(b) attached hereto, the applicable Borrower shall not be required to deliver such certificates but shall deliver such evidence of its qualification to do business in such jurisdiction as shall be required in the reasonable discretion of the Administrative Agent.

             (iv) Opinions of Counsel. The Administrative Agent shall have received favorable opinions of United States, United Kingdom, Italian, German, Finnish, and Canadian counsel to the Loan Parties addressed to the Administrative Agent and the Lenders with respect to the Loan Parties, the Loan Documents and such other matters as the Lenders shall request, each in form and substance satisfactory to the Administrative Agent and the Lenders.

         (c)      Collateral.

                  (i) Pledged Stock or Equivalent Security. The Administrative Agent shall have received, as applicable, original stock certificates or other equivalent security interest (or the equivalent taking into account the Applicable Laws and practices of any relevant foreign jurisdiction) of each A/C Borrower and each Material Subsidiary evidencing the capital stock pledged pursuant to the Pledge Agreements executed by the applicable A/C Borrower or Material Subsidiary, together with an appropriate undated stock power for each certificate duly executed in blank by the registered owner thereof.

             (ii) Filings and Recordings. All filings, recordations, and any other actions that are necessary to perfect the security interests of the Lenders in the Collateral described in the Pledge Agreements shall have been filed in all appropriate locations and the Administrative Agent shall have received evidence satisfactory to the Administrative Agent that such security interests constitute valid and perfected first priority Liens therein.

            (iii) Foreign Security Interests and Filings. Notwithstanding the provisions of the foregoing subsections (c)(i) and (c)(ii), with regard to any Foreign Subsidiary whose stock is to be pledged hereunder, the Borrowers may evidence their compliance with such subsections by providing a perfected first priority security interest (or the equivalent thereof pursuant to the Applicable Laws and practices of any relevant foreign jurisdiction) in the relevant indicia of ownership of such Foreign Subsidiary; provided that the Borrowers shall provide an opinion of counsel in form and substance satisfactory to the Administrative Agent as to the perfection, validity and binding nature of the security interest so obtained. Moreover, in the event Applicable Laws or practices in the foreign jurisdictions set forth on Schedule 4.2(a) attached hereto preclude or prevent the completion of documentation evidencing the security interest referenced in subsection (c)(i) or the filing and recording referenced in subsection (c)(ii) on or prior to the Closing Date, the Borrower shall not be required to have completed and obtained the security interests, filings and recordings set forth on Schedule 4.2(a) attached hereto on the Closing Date; provided that the Borrower shall complete and obtain the security interests, filings and recordings set forth on Schedule 4.2(a) attached hereto as soon as possible after the Closing Date and, in any event, within ninety (90) days of the Closing Date.

             (iv) Insurance. The Administrative Agent shall have received the schedule of insurance as set forth on Schedule 4.2(c) in the form required under
Section 7.3 and otherwise in form and substance satisfactory to the Administrative Agent.

         (d)      Consents; Defaults.

                  (i) Governmental and Third Party Approvals. All necessary approvals, authorizations and consents, if any are required, of any Person and of all Governmental Authorities and courts having jurisdiction with respect to the transactions contemplated by this Agreement and the other Loan Documents shall have been obtained.

             (ii) Permits and Licenses. All permits and licenses, including permits and licenses required under Applicable Laws, the absence of which would have a Material Adverse Effect on the current conduct of business by the Borrowers and their Subsidiaries, shall have been obtained.

            (iii) No Injunction, Etc. No action, proceeding, investigation, regulation or legislation shall have been institut ed, threatened or proposed before any Governmental Authority to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Agreement or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby, or which, in the Administrative Agent's discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement and such other Loan Documents.

             (iv) No Material Adverse Change. There shall not have occurred any material adverse change in the condition (financial or otherwise), operations, properties, business or prospects of the Borrowers and their Subsidiaries taken as a whole, or any event or condition that has had or could be reasonably expected to have a Material Adverse Effect.

              (v) No Event of Default. No Default or Event of Default shall have occurred and be continuing.

         (e)      Financial Matters.

                  (i) Financial Statements. The Administrative Agent shall have received the most recent audited Consolidated financial statements of BREED and its Subsidiaries, all in form and substance satisfactory to the Administrative Agent and prepared in accordance with GAAP.

             (ii) Financial Condition Certificate. BREED shall have delivered to the Administrative Agent a certificate, in form and substance satisfactory to the Administrative Agent, and certified as accurate by the chief executive officer or chief financial officer of BREED, that (A) BREED and each of its Subsidiaries are each Solvent, (B) the payables of BREED and each of its Subsidiaries are current and not past due, (C) attached thereto is a pro forma balance sheet of BREED and its Subsidiaries setting forth on a pro forma basis the financial condition of BREED and its Subsidiaries on a Consolidated basis as of March 31, 1997, reflecting on a pro forma basis the effect of the transactions contemplated herein, including all fees and expenses in connection therewith; evidencing compliance on a pro forma basis with the covenants contained in Articles VIII and IX hereof; and setting forth the pro forma calculation of the Applicable Margin pursuant to Section 3.1(c) and (D) attached thereto are the financial projections previously delivered to the Administrative Agent representing the good faith opinions of BREED and senior management thereof as to the projected results contained therein.

            (iii) Payment at Closing. There shall have been paid by the Borrowers to the Administrative Agent and the Lenders the fees set forth or referenced in Section 3.3 and any other accrued and unpaid fees or commissions due hereunder (including, without limitation, legal fees and expenses), and to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents.

         (f)      Miscellaneous.

              (i) Notice of Borrowing. The Administrative Agent shall have received a Notice of Borrowing from the Borrowers in accordance with Section 2.4(a), and a written notice in the form attached hereto as Exhibit G (a "Notice of Account Designation") specifying the account or accounts to which the proceeds of any Loans made after the Closing Date are to be disbursed.

             (ii)  Proceedings  and  Documents.  Subject  to the  provisions  of
Section 4.2(a) and (c) relating to the effects of Applicable Laws or practices in foreign jurisdictions, all opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in all material respects in form and substance to the Lenders. The Lenders shall have received copies of all other instruments and other evidence as any Lender may reasonably request, in form and substance satisfactory to the Lenders, with respect to the transactions contemplated by this Agreement and the taking of all actions in connection therewith.

            (iii) Due Diligence and Other Documents. The Loan Parties shall have delivered to the Administrative Agent such other documents, certificates and opinions as the Administrative Agent reasonably requests.

         (g) Termination of the Existing Credit Agreement. On the Closing Date hereunder, all loans under the Existing Credit

Agreement shall be repaid in full and the commitments and other obligations and rights of the lenders thereunder shall be terminated.

         SECTION 4.3 Conditions to All Loans. The obligation of any Lender to make any Loan (subject to Section 2.3(b) with respect to refunding or participating in Swingline Loans) hereunder is subject to the satisfaction of the following conditions precedent on the relevant borrowing or issue date:

         (a) Continuation of Representations and Warranties. The representations and warranties contained in the Loan Documents (other than the representations and warranties made only as of a specific date) shall be true and correct with the same effect as though such representations and warranties had been made on and as of such borrowing date, except to the extent that such representations and warranties are no longer true or correct as a result of events, actions, transactions or occurrences after the Closing Date which are permitted under the terms of this Agreement.

         (b) No Existing Default. No Default or Event of Default shall have occurred and be continuing hereunder on the borrowing date with respect to such Loan or after giving effect to the Loans to be made on such date.

         (c) Officer's Compliance Certificate; Additional Documents. The Administrative Agent shall have received the current Officer's Compliance Certificate and each additional document, instrument, legal opinion or other item of information reasonably requested by it.


                                    ARTICLE V

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWERS

         SECTION 5.1 Representations and Warranties. To induce the Administrative Agent to enter into this Agreement and the Lenders to make the Loans, the Borrowers hereby represent and warrant to the Administrative Agent and Lenders that:

         (a) Organization; Power; Qualification. Each of BREED and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization, except where the failure to be so qualified and authorized would not have a Material Adverse Effect. The jurisdictions in which BREED and its Subsidiaries are organized and qualified to do business are described on Schedule 5.1(a).

         (b) Ownership. The capitalization of BREED and its Subsidiaries as of the Closing Date consists of the number of shares or other ownership interests, authorized, issued and outstanding, of such classes and series, with or without par value, described on Schedule 5.1(b). All outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. The shareholders or owners of the Subsidiaries of BREED and the number of shares or other ownership interests owned by each as of the Closing Date are described on
Schedule 5.1(b). As of the Closing Date, there are no outstanding stock purchase warrants, subscriptions, options, securities, instruments or other rights of any type or nature whatsoever, which are convertible into, exchangeable for or otherwise provide for or permit the issuance of capital stock or other ownership interests of BREED or its Subsidiaries, except as described on Schedule 5.1(b).

         (c) Authorization of Agreement, Loan Documents and Borrowing. Each of BREED and its Subsidiaries has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms. This Agreement and each of the other Loan Documents have been duly executed and delivered by the duly authorized officers of BREED and each of its Subsidiaries party thereto, and each such document constitutes the legal, valid and binding obligation of BREED or such Subsidiary party thereto, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state, provincial or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

         (d) Compliance of Agreement, Loan Documents and Borrowing with Laws, Etc. The execution, delivery and performance by BREED and its Subsidiaries of the Loan Documents to which each such

Person is a party, in accordance with their respective terms, the borrowings hereunder and the transactions contemplated hereby do not and will not, by the passage of time, the giving of notice or otherwise, (i) to the best of the Borrowers' knowledge, require any Governmental Approval or violate any Applicable Law relating to BREED or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of BREED or any of its Subsidiaries or any indenture, agreement or other instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person, or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Person other than Liens arising under the Loan Documents.

         (e) Compliance with Law; Governmental Approvals. Each of BREED and its Subsidiaries (i) has or is actively pursuing all Governmental Approvals required by any Applicable Law for it to conduct its business, each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to the best of its knowledge, threatened attack by direct or collateral proceeding, and (ii) is in compliance with each Governmental Approval applicable to it and in compliance with all other Applicable Laws relating to it or any of its respective properties, except where the failure to so comply would not have, individually or in the aggregate, a Material Adverse Effect.

         (f) Tax Returns and Payments. Each of BREED and its Subsidiaries has duly filed or caused to be filed all federal, state, provincial, local and other tax returns required by Applicable Law to be filed, and has paid, or made adequate provision for the payment of, all federal, state, provincial, local and other taxes, assessments and governmental charges or levies upon it and its property, income, profits and assets which are due and payable, except where the failure to so file or pay would not have, individually or in the aggregate, a Material Adverse Effect. No Governmental Authority has asserted any Lien or other claim against BREED or any Subsidiary thereof with respect to unpaid taxes which has not been discharged or resolved. The charges, accruals and reserves on the books of BREED and its Subsidiaries in respect of federal, state, provincial, local and other taxes for all Fiscal Years and portions thereof since the organization of BREED and its Subsidiaries are in the judgment of BREED adequate, and BREED does not anticipate any additional taxes or assessments for any of such years.

         (g) Intellectual Property Matters. Each of BREED and its Subsidiaries owns or possesses rights to use all franchises, licenses, copyrights, copyright applications, patents, patent rights or licenses, patent applications, trademarks, trademark rights, trade names, trade name rights, copyrights and rights with respect to the foregoing which are required to conduct its business. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights, and neither BREED nor any Subsidiary thereof is liable to any Person for infringement under Applicable Law with respect to any such rights as a result of its business operations, except where any such liability would not have, individually or in the aggregate, a Material Adverse Effect.

         (h) Environmental Matters. Subject to certain instances of non-compliance which would not have, individually or in the aggregate, a Material Adverse Effect on BREED and its Subsidiaries taken as a whole:

                  (i) The properties of BREED and its Subsidiaries do not contain, and to their knowledge have not previously contained, any Hazardous Materials in amounts or concentrations which (A) constitute or constituted a violation of, or (B) could give rise to liability under, applicable Environmental Laws;

             (ii) Such properties and all operations conducted in connection therewith are in compliance, and have been in compliance, with all applicable Environmental Laws, and there is no contamination at, under or about such properties or such operations which could interfere with the continued operation of such properties or impair the fair saleable value thereof;

            (iii) Neither BREED nor any Subsidiary thereof has received any notice of violation, alleged violation, noncompliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of their properties or the operations conducted in connection therewith, nor does BREED or any Subsidiary thereof have knowledge or reason to believe that any such notice will be received or is being threatened;

             (iv) Hazardous Materials have not been transported or disposed of from the properties of BREED and its Subsidiaries in violation of, or in a manner or to a location which could give rise to liability under, Environmental Laws, nor have any Hazardous Materials been generated, treated, stored or disposed of at, on or under any of such properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Laws;

              (v) No judicial proceedings or governmental or administrative action is pending, or, to the knowledge of the Borrowers, threatened, under any Environmental Law to which BREED or any Subsidiary thereof is or will be named as a party with respect to such properties or operations conducted in connection therewith, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to such properties or such operations; and

             (vi) There has been no release, or to the best knowledge of the Borrowers, the threat of release, of Hazardous Materials at or from such properties, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws.

         (i) ERISA. Subject to certain instances of non-compliance which would not have, individually or in the aggregate, a Material Adverse Effect on BREED and its Subsidiaries taken as a whole:

                  (i) Neither BREED nor any ERISA Affiliate maintains or contributes to, or has any obligation under, any Employee Benefit
Plans other than those identified on Schedule 5.1(i);

             (ii) BREED and each ERISA Affiliate are in compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code. No liability has been incurred by BREED or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan;

            (iii) No Pension Plan has been terminated, nor has any accumulated funding deficiency (as defined in Section 412 of the Code) been incurred (without regard to any waiver granted under Section 412 of the Code), nor has any funding waiver from the Internal Revenue Service been received or requested with respect to any Pension Plan, nor has BREED or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by
Section 412 of the Code, Section 302 of ERISA or the terms of any Pension Plan prior to the due dates of such contributions under Section 412 of the Code or
Section 302 of ERISA, nor has there been any event requiring any disclosure under Section 4041(c)(3)(C) or 4063(a) of ERISA with respect to any Pension Plan;

             (iv) Neither BREED nor any ERISA Affiliate has: (A) engaged in a nonexempt prohibited transaction described in Section
406 of the ERISA or Section 4975 of the Code, (B) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid, (C) failed to make a required contribution or payment to a Multiemployer Plan, or (D) failed to make a required installment or other required payment under Section 412 of the Code;

                  (v) No Termination Event has occurred or is reasonably expected to occur; and

             (vi) No proceeding, claim, lawsuit and/or investigation is existing or, to the best knowledge of BREED, threatened concerning or involving any (A) employee welfare benefit plan (as defined in Section 3(1) of ERISA) currently maintained or contributed to by BREED or any ERISA Affiliate, (B) Pension Plan or (C) Multiemployer Plan.

         (j) Margin Stock. Neither BREED nor any Subsidiary thereof is engaged principally or as one of its activities in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each such term is defined or used in Regulations G and U of the Board of Governors of the Federal Reserve System). No part of the proceeds of any of the Loans will be used for purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation G, T, U or X of such Board of Governors.

         (k) Government Regulation. Neither BREED nor any Subsidiary thereof is an "investment company" or a company "controlled" by an "investment company" (as each such term is defined or used in the Investment Company Act of 1940, as amended) and neither BREED nor any Subsidiary thereof is, or after giving effect to any Loan will be, subject to regulation under the Public Utility Holding Company Act of 1935 or the Interstate Commerce Act, each as amended, or any other Applicable Law which limits its ability to incur or consummate the transactions contemplated hereby.

         (l) Material Contracts. Each Material Contract is, and after giving effect to the consummation of the transactions contemplated by the Loan Documents will be, in full force and effect in accordance with the terms thereof.

         (m) Employee Relations. Each of BREED and its Subsidiaries has a stable work force in place and, as of the Closing Date, is not, except as set forth on
Schedule 5.1(m), party to any collective bargaining agreement nor has any labor union been recognized as the representative of its employees. BREED knows of no pending, threatened or contemplated strikes, work stoppage or other collective labor disputes involving its employees or those of its Subsidiaries, except those which would not have, individually or in the aggregate, a Material Adverse Effect.

         (n) Burdensome Provisions. Neither BREED nor any Subsidiary thereof is a party to any indenture, agreement, lease or other instrument, or subject to any corporate or partnership restriction, Governmental Approval or Applicable Law which is so unusual or burdensome as in the foreseeable future could be reasonably expected to have a Material Adverse Effect. BREED and its Subsidiaries do not presently anticipate that future expenditures needed to meet the provisions of any statutes, orders, rules or regulations of a Governmental Authority will be so burdensome as to have a Material Adverse Effect.

         (o) Financial Statements. The (i) audited Consolidated balance sheets of BREED and its Subsidiaries as of June 30, 1996 and the related audited statements of income, retained earnings and cash flows for the Fiscal Year then ended and (ii) unaudited Consolidated balance sheet of BREED and its Subsidiaries as of December 31, 1996 and related unaudited statements of income, retained earnings and cash flows, copies of which have been furnished to the Administrative Agent and each Lender, are complete and correct and fairly present the assets, liabilities and financial position of BREED and its Subsidiaries as at such dates, and the results of the operations and changes of financial position for the periods then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP. BREED and its Subsidiaries have no Debt, obligation or other unusual forward or long-term commitment which is not fairly reflected in the foregoing financial statements or in the notes thereto.

         (p) No Material Adverse Change. Since June 30, 1996, there has been no material adverse change in the properties, business, operations, prospects, or condition (financial or otherwise) of BREED and its Subsidiaries and no event has occurred or condition arisen that could reasonably be expected to have a Material Adverse Effect.

         (q) Solvency. As of the Closing Date and after giving effect to each Loan made hereunder, BREED and its Subsidiaries taken as a whole will be Solvent.

         (r) Titles to Properties. Each of BREED and its Subsidiaries has such title to the real property owned or leased by it as is necessary or desirable to the conduct of its business and valid and legal title to all of its personal property and assets, including, but not limited to, those reflected on the balance sheets of BREED and its Subsidiaries delivered pursuant to Section 5.1(o), except those which have been disposed of by BREED or its Subsidiaries subsequent to such date which dispositions have been in the ordinary course of business or as otherwise expressly permitted hereunder.

         (s) Liens. None of the properties and assets of BREED or any Subsidiary thereof is subject to any Lien, except Liens permitted pursuant to Section 9.3. No financing statement or application for registration under the Uniform Commercial Code of any state or personal property security legislation as to registration of security on movable property of any other jurisdiction which names BREED or any Subsidiary thereof or any of their respective trade names or divisions as debtor or grantor and which has not been terminated, has been filed in any state or other jurisdiction and neither BREED nor any Subsidiary thereof has signed any such financing statement or application for registration or any security agreement authorizing any secured party thereunder to file any such financing statement or application for registration, except to perfect those Liens permitted by Section 9.3 hereof.

         (t) Debt and Contingent Obligations. Schedule 5.1(t) is a complete and correct listing of all Debt and Contingent Obligations of BREED and its Subsidiaries as of the Closing Date in excess of $2,500,000. BREED and its Subsidiaries have performed and are in compliance with all of the terms of such Debt and Contingent Obligations and all instruments and agreements relating thereto, and no default or event of default, or event or condition which with notice or lapse of time or both would constitute such a default or event of default on the part of BREED or its Subsidiaries exists with respect to any such Debt or Contingent Obligation.

         (u) Litigation. Except as set forth on Schedule 5.1(u), there are no actions, suits or proceedings pending nor, to the knowledge of BREED, threatened against or in any other way relating adversely to or affecting BREED or any Subsidiary thereof or any of their respective properties in any court or before any arbitrator of any kind or before or by any Governmental Authority which, if adversely determined, would have, individually or in the aggregate, a Material Adverse Effect.

         (v) Absence of Defaults. No event has occurred or is continuing which constitutes a Default or an Event of Default.

         (w) Accuracy and Completeness of Information. All written information, reports and other papers and data produced by or on behalf of BREED or any Subsidiary thereof and furnished to the Lenders were, at the time the same were so furnished, to the best knowledge of the Borrowers, complete and correct in all respects to the extent necessary to give the recipient a true and accurate knowledge of the subject matter. No document furnished or written statement made to the Administrative Agent or the Lenders by BREED or any Subsidiary thereof in connection with the negotiation, preparation or execution of this Agreement or any of the Loan Documents contains or will contain any knowingly untrue statement of a fact material to the creditworthiness of BREED or its Subsidiaries or knowingly omits or will omit to state a fact necessary in order to make the statements contained therein not misleading. BREED is not aware of any facts which it has not disclosed in writing to the Administrative Agent having a Material

Adverse Effect, or insofar as the Borrowers can now foresee, which could reasonably be expected to have a Material Adverse Effect.

         SECTION 5.2  Survival  of  Representations  and  Warranties,  Etc.  All
representations and warranties set forth in this Article V and all representations and warranties contained in any certifi cate, or any of the Loan Documents (including but not limited to any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Closing Date, shall survive the Closing Date and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing hereunder.


                                   ARTICLE VI

                        FINANCIAL INFORMATION AND NOTICES

         Until all the Obligations have been finally and indefeasibly paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 13.11 hereof, the Borrowers will furnish or cause to be furnished to the Administrative Agent at the Administrative Agent's Office at the address set forth in Section 13.1 hereof and to the Lenders at their respective addresses as set forth on Schedule 1.1(b), or such other office as may be designated by the Administrative Agent and Lenders from time to time:

         SECTION 6.1                Financial Statements and Projections.

         (a) Quarterly Financial Statements. As soon as practicable and in any event within forty-five (45) days after the end of each fiscal quarter, an unaudited Consolidated and consolidating balance sheet of BREED and its Subsidiaries as of the close of such fiscal quarter and unaudited Consolidated and consolidating statements of income, retained earnings and cash flows for the fiscal quarter then ended and that portion of the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year and prepared by BREED in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period, and certified by the chief financial officer of BREED to present fairly in all material respects the financial condition of BREED and its Subsidiaries as of their respective dates and the results of operations of BREED and its Subsidiaries for the respective periods then ended, subject to normal year end adjustments.

         (b) Annual Financial Statements. As soon as practicable and in any event within ninety (90) days after the end of each Fiscal Year, an audited Consolidated balance sheet of BREED and its Subsidiaries as of the close of such Fiscal Year, an unaudited consolidating balance sheet of BREED and its Subsidiaries as of the close of such Fiscal Year, and audited Consolidated statements of income, retained earnings and cash flows for the Fiscal Year then ended and unaudited consolidating statements of income, retained earnings and cash flows for the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year and prepared by an independent certified public accounting firm acceptable to the Administrative Agent in accordance with GAAP (except with regard to the unaudited consolidating financial statements, retained earnings and cash flows which shall only be reviewed by such independent certified public accounting firm) and, if applicable, containing disclosure of the effect on the financial position or results of operation of any change in the application of accounting principles and practices during the year, and accompanied by a report thereon by such certified public accountants that is not qualified with respect to scope limitations imposed by BREED or any of its Subsidiaries or with respect to accounting principles followed by BREED or any of its Subsidiaries not in accordance with GAAP.

         (c) Annual Business Plan and Financial Projections. As soon as practicable and in any event within forty-five (45) days prior to the beginning of each Fiscal Year, a business plan of BREED and its Subsidiaries for the ensuing four (4) fiscal quarters, such plan to be prepared in a manner consistent with GAAP and to include, on a quarterly basis, the following: a quarterly operating and capital budget, a projected income statement, statement of cash flows and balance sheet and a report containing management's discussion and analysis of such projections, accompanied by a certificate from the chief financial officer of BREED to the effect that, to the best of such officer's knowledge, such projections are good faith estimates of the financial condition and operations of BREED and its Subsidiaries for such four (4) quarter period.

         SECTION 6.2 Officer's Compliance Certificate. At each time financial statements are delivered pursuant to Sections 6.1(a) or (b) and at such other times as the Administrative Agent shall reasonably request, a certificate of the chief financial officer or the treasurer of BREED in the form of Exhibit E attached hereto (an "Officer's Compliance Certificate"):

         (a) stating that such officer has reviewed such financial statements and such statements fairly present the financial condition of BREED and its Subsidiaries as of the dates indicated and the results of their operations and cash flows for the periods indicated;

         (b) stating that to such officer's knowledge, based on a reasonable examination, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrowers with respect to such Default or Event of Default; and

         (c) setting forth as at the end of such fiscal quarter or Fiscal Year, as the case may be, the calculations required to establish whether or not BREED and its Subsidiaries were in compliance with the financial covenants set forth in Article VIII hereof as at the end of each respective period, the calculation of the Applicable Margin pursuant to Section 3.1(c) as at the end of each respective period, and the calculation of the total assets of each Subsidiary of BREED for the purpose of determining which Subsidiaries are Material Subsidiaries.

         SECTION 6.3 Accountants' Certificate. At each time financial statements are delivered pursuant to Section 6.1(b), a certificate of the independent public accountants certifying such financial statements addressed to the Administrative Agent for the benefit of the Lenders:

         (a) stating that in making the examination necessary for the certification of such financial statements, they obtained no knowledge of any Default or Event of Default or, if such is not the case, specifying such Default or Event of Default and its nature and period of existence; and

         (b) including the calculations prepared by such accountants required to establish whether or not BREED and its Subsidiaries are in compliance with the financial covenants set forth in Article VIII hereof as at the end of each respective period.

         SECTION 6.4                Other Reports.

         (a) Promptly but in any event within ten (10) Business Days after the filing thereof, a copy of (i) each report or other filing made by BREED or any of its Subsidiaries with the Securities and Exchange Commission and required by the SEC to be delivered to the shareholders of BREED or any of its Subsidiaries,
(ii) each report made by BREED or any of its Subsidiaries to the SEC on Form 8-K and (iii) each final registration statement of BREED or any of its Subsidiaries filed with the SEC; and

         (b) Such other information  regarding the operations,  business affairs
and  financial   condition  of  BREED  or  any  of  its   Subsidiaries   as  the
Administrative Agent or any Lender may reasonably request.

         SECTION 6.5 Notice of Litigation and Other Matters. Prompt (but in no event later than ten (10) Business Days after an officer of any Borrower obtains knowledge thereof) telephonic and written notice of:

         (a) the commencement of all proceedings and investigations by or before any Governmental Authority and all actions and proceed ings in any court or before any arbitrator against or involving BREED or any Subsidiary thereof or any of their respective properties, assets or businesses, which could reasonably be expected to result in liabilities to BREED or any Subsidiary thereof in excess of $25,000,000 or could reasonably be expected to have a Material Adverse Effect;

         (b) any notice of any violation received by BREED or any Subsidiary thereof from any Governmental Authority, including, without limitation, any notice of violation of Environmental Laws, except such violations which would not have a Material Adverse Effect;

         (c) any labor controversy that has resulted in, or threatens to result in, a strike or other work action against BREED or any Subsidiary thereof, except such controversies which would not have a Material Adverse Effect;

         (d) any attachment, judgment, lien, levy or order exceeding $250,000 that may be assessed against or threatened against BREED or any Subsidiary thereof;

         (e)      any Default or Event of Default;

         (f) any event which constitutes or which with the passage of time or giving of notice or both would constitute a default or event of default under any Material Contract to which BREED or any of its Subsidiaries is a party or by which BREED or any Subsidiary thereof or any of their respective properties may be bound;

         (g) (i) any unfavorable determination letter from the Internal Revenue Service regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code (along with a copy thereof), (ii) all notices received by BREED or any ERISA Affiliate of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (iii) all notices received by BREED or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA and (iv) any Borrower obtaining knowledge or reason to know that BREED or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of
Section 4041(c) of ERISA; and

         (h) any event which makes any of the representations set forth in Section 5.1 inaccurate in any respect.

         SECTION 6.6 Accuracy of Information. All written information, reports, statements and other papers and data furnished by or on behalf of any Borrower to the Administrative Agent or any Lender (other than financial forecasts) whether pursuant to this Article VI or any other provision of this Agreement, or any of the Security Documents, shall be, at the time the same is so furnished, to the best of the Borrowers' knowledge, complete and correct in all material respects to the extent necessary to give the Administrative Agent or any Lender complete, true and accurate knowledge of the subject matter based on the applicable Borrower's knowledge thereof.


                                   ARTICLE VII

                              AFFIRMATIVE COVENANTS

         Until all of the Obligations have been finally and indefeasibly paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner provided for in Section 13.11, each Borrower will and will cause each of its Subsidiaries to:

         SECTION 7.1 Preservation of Corporate Existence and Related Matters. Except as permitted by Section 9.5, preserve and maintain its separate corporate or legal existence and all rights, franchises, licenses and privileges necessary to the conduct of its business, and qualify and remain qualified as a foreign corporation and authorized to do business in each jurisdiction in which the failure to so qualify could reasonably be expected to have a Material Adverse Effect.

         SECTION 7.2 Maintenance of Property. Except where the failure to do so would not have, individually or in the aggregate, a Material Adverse Effect, protect and preserve all properties useful in and material to its business, including copyrights, patents, trade names and trademarks; maintain in good working order and condition all buildings, equipment and other tangible real and personal property; and from time to time make or cause to be made all renewals, replacements and additions to such property necessary for the conduct of its business, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

         SECTION 7.3 Insurance. Maintain insurance with financially sound and reputable insurance companies against such risks and in such amounts as are customarily maintained by similar businesses and as may be required by Applicable Law, and on the Closing Date and from time to time thereafter deliver to the Administrative Agent upon its request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts of the insurance, the dates of the expiration thereof and the properties and risks covered thereby.

         SECTION 7.4 Accounting Methods and Financial Records . Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete in all material respects) as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP.

         SECTION 7.5 Payment and Performance of Obligations. Pay and perform all Obligations under this Agreement and the other Loan

Documents, and pay or perform (a) all taxes, assessments and other governmental charges that may be levied or assessed upon it or any of its property to the extent such taxes, assessments or other charges are then due and payable, and
(b) all other indebtedness, obligations and liabilities in accordance with customary trade practices; provided, that such Borrower or such Subsidiary may contest any item described in clauses (a) and (b) of this Section 7.5 in good faith so long as adequate reserves are maintained with respect thereto in accordance with GAAP.

         SECTION 7.6 Compliance With Laws and Approvals. Observe and remain in compliance with all Applicable Laws and maintain in full force and effect all Governmental Approvals, in each case applicable to the conduct of its business, except where the failure to do so would not have, individually or in the aggregate, a Material Adverse Effect.

         SECTION 7.7 Environmental Laws. In addition to and without limiting the generality of Section 7.6, except where the failure to do so would not have, individually or in the aggregate, a Material Adverse Effect, (a) comply with, and ensure such compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply with and maintain, and ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, (b) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws, and promptly comply with all lawful orders and directives of any Governmental Authority regarding Environmental Laws, and
(c) defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective parents, Subsidiaries, Affiliates, employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under any Environmental Laws applicable to the operations of such Borrower or such Subsidiary, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor.

         SECTION 7.8 Compliance with ERISA. In addition to and without limiting the generality of Section 7.6, except where the failure to do so would not have, individually or in the aggregate, a Material Adverse Effect, (a) comply with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans, (b) not take any action or fail to take action the result of which could be a liability to the PBGC or to a Multiemployer Plan, (c) not participate in any prohibited transaction that could result in any civil penalty under ERISA or tax under the Code, (d) operate each Employee Benefit Plan in such a manner that will not incur any tax liability under Section 4980B of the Code or any liability to any qualified beneficiary as defined in Section 4980B of the Code and (e) furnish to the Administrative Agent upon the Administrative Agent's request such additional information about any Employee Benefit Plan as may be reasonably requested by the Administrative Agent.

         SECTION 7.9 Compliance With Agreements. Comply in all respects with each term, condition and provision of all leases, agreements and other instruments entered into in the conduct of its business including, without limitation, any Material Contract, except where the failure to so comply would not have, individually or in the aggregate, a Material Adverse Effect; provided, that such Borrower or such Subsidiary may contest any such lease, agreement or other instrument in good faith through applicable proceedings so long as adequate reserves are maintained in accordance with GAAP.

         SECTION 7.10 Conduct of Business. Engage only in businesses in substantially the same fields as the businesses conducted on the Closing Date (including, without limitation, automotive safety products) and in lines of business reasonably related thereto.

         SECTION 7.11 Visits and Inspections. Permit representatives of the Administrative Agent or any Lender, from time to time, to visit and inspect its properties; inspect, audit and make extracts from its books, records and files, including, but not limited to, management letters prepared by independent accountants; and discuss with its principal officers, and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects.

         SECTION 7.12.     Additional Subsidiary Guarantors and Subsidiary
Pledgors.

         (a) Upon the creation or acquisition of any Material Domestic Subsidiary of BREED permitted by this Agreement and upon any Domestic Subsidiary of BREED becoming a Material Domestic Subsidiary of BREED as evidenced by the information set forth in the Officer's Compliance Certificate delivered pursuant to Section 6.2, cause to be executed and delivered to the Administrative Agent upon the creation or acquisition of such new Material Domestic Subsidiary or the determination pursuant to Section 6.2 that any existing Domestic Subsidiary is a Material Domestic Subsidiary (i) a supplement to the Subsidiary Guaranty Agreement executed by such new Material Domestic Subsidiary, (ii) a Pledge Agreement or a supplement to Pledge Agreement, as applicable, executed by BREED or the applicable Subsidiary pledging the capital stock of such new Material Domestic Subsidiary and a consent thereto executed by such new Material Domestic Subsidiary (including, without limitation, original stock certificates evidencing the capital stock of such new Material Domestic Subsidiary, together with an appropriate undated stock power for each certificate duly executed in blank by the registered owner thereof), (iii) the closing documents and certificates reasonably required by the Required Lenders to be delivered, including, without limitation, officers' certificates, financial statements, opinions of counsel, board resolutions, charter documents, certificates of existence and authority to do business and any other closing certificates and documents described in Section 4.2, and (iv) such other documents reasonably requested by the Required Lenders in order that such new Material Domestic Subsidiary shall become bound by all of the terms, covenants and agreements contained in the Subsidiary Guaranty Agreement and the capital stock thereof shall be pledged pursuant to the applicable Pledge Agreement.

         (b) Upon the creation or acquisition of any Material Foreign Subsidiary of BREED permitted by this Agreement and upon any Foreign Subsidiary of BREED becoming a Material Foreign Subsidiary of BREED as evidenced by the information set forth in the Officer's Compliance Certificate delivered pursuant to Section 6.2, cause to be executed and delivered to the Administrative Agent upon the creation or acquisition of such new Material Foreign Subsidiary or the determination pursuant to Section 6.2 that any existing Foreign Subsidiary is a Material Foreign Subsidiary (i) a Pledge Agreement or a supplement to Pledge Agreement, as applicable, executed by BREED or the applicable Subsidiary pledging the entire ownership interest of BREED or the applicable Subsidiary (up to sixty-six (66%) of the total outstanding ownership interest or capital stock) of such new Material Foreign Subsidiary and a consent thereto executed by such new Material Foreign Subsidiary (including, without limitation, if applicable, original stock certificates evidencing the capital stock of such new Material Foreign Subsidiary, together with an appropriate undated stock power for each certificate duly executed in blank by the registered owner thereof), (ii) the closing documents and certificates reasonably required by the Required Lenders to be delivered, including, without limitation, officers' certificates, financial statements, opinions of counsel, board resolutions, charter documents, certificates of existence and authority to do business and any other closing certificates and documents described in Section 4.2, and (iii) such other documents reasonably requested by the Required Lenders in order that the capital stock of such new Material Foreign Subsidiary shall be pledged pursuant to the applicable Pledge Agreement. Notwithstanding the provisions of subsections (i) and (ii) above, with regard to any Material Foreign Subsidiary whose stock is to be pledged hereunder, the provisions regarding the delivery of original stock certificates and undated stock powers set forth in subsections (i) and (ii) shall be satisfied upon evidence of (A) a perfected security interested in the relevant indicia of ownership (or the equivalent thereof as determined pursuant to the Applicable Laws or practices of the relevant foreign jurisdiction) and
(B) an opinion of counsel in form and substance satisfactory to the Administrative Agent as to the validity and binding nature of such security interest in the applicable jurisdiction. Furthermore, in the event Applicable Laws or practices of the relevant foreign jurisdiction shall preclude or prevent the delivery of the Pledge Agreement and the necessary filings and recordings in connection therewith as set forth in subsections (i) and (ii) above, such conditions shall be satisfied by the Borrowers' good faith effort to satisfy such conditions as soon as possible upon the creation of such Material Foreign Subsidiary but, in any event, within ninety (90) days of the creation of such Material Foreign Subsidiary.

         (c) Notwithstanding the foregoing, a Subsidiary formed to issue Convertible Preferred Stock (and whose sole asset is Intercompany Trust Debt or amounts received thereon) shall not be required to become a Subsidiary Guarantor nor shall any securities thereof be required to be pledged.

         SECTION 7.13 Intercompany Notes. As soon as practicable and in any event within ninety (90) days after the Closing Date cause all intercompany Debt existing on or arising after such date to be evidenced by a written promissory note or notes.

         SECTION 7.14 Further Assurances. Make, execute and deliver all such additional and further acts, things, deeds and instruments as the Administrative Agent or any Lender may reasonably require to document and consummate the transactions contemplated hereby and to vest completely in and insure the Administrative Agent and the Lenders their respective rights under this Agreement, the Notes and the other Loan Documents.


                                  ARTICLE VIII

                               FINANCIAL COVENANTS

         Until all of the Obligations have been finally and indefeasibly paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 13.11 hereof, BREED and its Subsidiaries on a Consolidated basis will not:

         SECTION 8.1. Leverage Ratio. As of the end of any fiscal quarter, permit the ratio of (a) the Consolidated Debt of BREED and its Subsidiaries as of such date to (b) EBITDA of BREED and its Subsidiaries for the period of four
(4) consecutive fiscal quarters ending on such date, to exceed 3.50 to 1.00.

         SECTION 8.2 Minimum Net Worth. As of the end of any fiscal quarter, permit Net Worth to be less than (a) $250,000,000 plus (b) 50% of cumulative Consolidated Net Income of BREED and its Subsidiaries commencing with the fiscal quarter ending March 31, 1997 (without deduction for any losses) plus (c) seventy-five (75%) of the net proceeds received by BREED or any of its Subsidiaries of any Equity Issuance by BREED or any of its Subsidiaries subsequent to the Closing Date, plus (d) 75% of the net proceeds received by BREED or any of its Subsidiaries upon the issuance of any Convertible Preferred Stock.

         SECTION 8.3. Interest Coverage Ratio. As of the end of any fiscal quarter, permit the ratio of (a) EBIT of BREED and its Subsidiaries for the period of four (4) consecutive fiscal quarters ending on such date to (b) Interest Expense of BREED and its

Subsidiaries for such period, to be less than 3.00 to 1.00; provided that during the period from and including March 31, 1997 through and including December 31, 1997, the ratio set forth in this Section 8.3 shall be permitted to be less than
3.00 to 1.00 as of the end of up to two (2) fiscal quarters; provided further that (i) the ratio set forth in this Section 8.3 shall at no time during such period noted in the preceding proviso be less than 2.75 to 1.00 and (ii) in the event the ratio set forth in this Section 8.3 is less than 3.00 to 1.00, the Applicable Margin shall be adjusted in the manner set forth in Section 3.1 and the Facility Fee Rate shall be adjusted in the manner set forth in Section 3.3.


                                   ARTICLE IX

                               NEGATIVE COVENANTS

         Until all of the Obligations have been finally and indefeasibly paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 13.11 hereof, each Borrower will not and will not permit any of its Subsidiaries to:

         SECTION 9.1 Limitations on Debt. Create, incur, assume or suffer to exist any Debt except:

         (a)      the Obligations;

         (b) Debt incurred in connection with a Hedging Agreement with a counterparty and upon terms and conditions reasonably satisfactory to the Administrative Agent (unless the counterparty to such Hedging Agreement is a Lender, in which such case the approval of the Administrative Agent shall not be required);

         (c) Debt existing on the Closing Date and not otherwise permitted under this Section 9.1, as set forth on Schedule 5.1(t) and the renewal and refinancing (but not the increase) thereof;

         (d) Debt of BREED under a Capitalized Lease with respect to the construction and equipping of the VTI FAB2 Facility in Finland in an aggregate amount not to exceed $25,000,000 on any date of determination;

         (e) Debt of BREED and its Subsidiaries incurred in connection with Capitalized Leases other than the Capitalized Lease described in clause (d) above in an aggregate amount not to exceed
$10,000,000 on any date of determination;

         (f) purchase money Debt of BREED and its Subsidiaries in an aggregate amount not to exceed $25,000,000 on any date of determination;

         (g)      Debt consisting of Contingent Obligations permitted by
Section 9.2;

         (h) Debt of any Borrower or any Subsidiary Guarantor owing to any other Borrower or any other Subsidiary Guarantor and Intercompany Trust Debt;

         (i)      Subordinated Debt in an aggregate amount not to exceed
$100,000,000;

         (j) Senior Debt of any Borrower; provided that (i) the Borrowers shall have demonstrated pro forma compliance with each covenant contained in Articles VII, VIII and IX hereof prior to and following the incurrence of any such Senior Debt and (ii) in conjunction with any Debt permitted by this clause (j) the Borrowers shall reduce the Aggregate Commitment in the manner set forth in
Section 2.7(b); and

         (k) unsecured Debt of the Borrower and its Subsidiaries other than the Debt described in clauses (a) through (j) above in an aggregate amount not to exceed $25,000,000 on any date of determination;

provided, that (i) notwithstanding any of the foregoing provisions, BTI Investments, FLDB Investments, Ltd. and BREED Technologies Finland, Oy shall not be permitted to incur any Debt and (ii) none of the Debt permitted to be incurred by this Section 9.1 shall restrict, limit or otherwise encumber (by covenant or otherwise) the ability of any Subsidiary of any Borrower to make any payment to any Borrower or any of its Subsidiaries (in the form of dividends, intercompany advances or otherwise) for the purpose of enabling the Borrowers to pay the Obligations.

         SECTION 9.2 Limitations on Contingent Obligations. Create, incur, assume or suffer to exist any Contingent Obligations except:

         (a) Contingent Obligations in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders;

         (b) Contingent Obligations with respect to Debt permitted pursuant to Section 9.1 (including any Trust Preferred Guarantee);

         (c) Contingent Obligations existing on the Closing Date and not otherwise permitted under this Section 9.2, as set forth on
Schedule 9.2; and

         (d) Contingent Obligations other than the Contingent Obligations described in clauses (a) through (c) above in an aggregate amount not to exceed $15,000,000.

         SECTION 9.3 Limitations on Liens. Create, incur, assume or suffer to exist, any Lien on or with respect to any of its assets or properties (including, without limitation, shares of capital stock or other ownership interests), real or personal, whether now owned or hereafter acquired, except:

         (a) Liens for taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA or Environmental Laws) not yet due or as to which the period of grace, if any, related thereto has not expired or which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP;

         (b) the claims of materialmen, mechanics, carriers, warehousemen, processors or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, (i) which are not overdue for a period of more than thirty (30) days or (ii) which are being contested in good faith and by appropriate proceedings;

         (c) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation;

         (d) Liens constituting encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property, which in the aggregate are not substantial in amount and which do not, in any case, detract from the value of such property or impair the use thereof in the ordinary conduct of business;

         (e) Liens of the Administrative Agent for the benefit of the Administrative Agent and the Lenders;

         (f) Liens in existence on the Closing Date and not otherwise permitted by this Section 9.3, as described on Schedule 9.3;

         (g) Liens securing Debt permitted under Sections 9.1(e) and (f); provided, that (i) such Liens shall be created substantially simultaneously with the acquisition or lease of the related asset, (ii) such Liens do not at any time encumber any property other than the property financed by such Debt, (iii) the amount of Debt secured thereby is not increased and (iv) the principal amount of Debt secured by any such Lien shall at no time exceed one hundred percent (100%) of the original purchase price or lease payment stream of such property at the time it was acquired or leased; and

         (h) Liens on the fixed assets of entities permitted to be acquired pursuant to Section 9.4; provided that any Debt permitted in connection therewith (i) was not incurred as a part of or in anticipation of such acquisition and (ii) contains terms, conditions and provisions no more restrictive than those provided under this Agreement.

         SECTION 9.4 Limitations on Loans, Advances, Investments and Acquisitions. Purchase, own, invest in or otherwise acquire, directly or indirectly, any capital stock, interests in any partnership or joint venture (including, without limitation, the creation or capitalization of any Subsidiary), evidence of Debt or other obligation or security, substantially all or a portion of the business or assets of any other Person or any other investment or interest whatsoever in any other Person, or make or permit to exist, directly or indirectly, any loans, advances or extensions of credit to, or any investment in cash or by delivery of property in, any Person, or enter into, directly or indirectly, any commitment or option in respect of the foregoing except:

         (a) investments in Subsidiaries existing on the Closing Date and the other existing loans, advances and investments described on
Schedule 9.4;

         (b) investments in (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency thereof maturing within three hundred and sixty (360) days from the date of acquisition thereof, (ii) commercial paper maturing no more than one hundred and twenty
(120) days from the
date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or Moody's Investors Service, Inc., (iii) certificates of deposit maturing no more than one hundred and twenty (120) days from the date of creation thereof issued by commercial banks incorporated or licensed under the laws of the United States of America, each having combined capital, surplus and undivided profits of not less than $500,000,000 and having a rating of "A" or better by a nationally recognized rating agency; provided, that the aggregate amount invested in such certificates of deposit shall not at any time exceed $5,000,000 for any one such certificate of deposit and $10,000,000 for any one such bank, or (iv) time deposits maturing no more than thirty (30) days from the date of creation thereof with commercial banks or savings banks or savings and loan associations each having membership either in the FDIC or the deposits of which are insured by the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder;

         (c) investments by BREED or any of its Subsidiaries in the form of acquisitions of all or substantially all of the business or a line of business (whether by the acquisition of capital stock, assets or any combination thereof) of any other Person if such acquisition meets all of the following requirements:
(i) the Person whose equity interest is to be acquired shall be or, as a result of such acquisition shall become, a Wholly-Owned Subsidiary of BREED and no Change in Control shall have been effected thereby, (ii) the Person whose equity interest is to be acquired shall engage in a business or the assets being acquired are to be used in a business described in Section 7.10, (iii) evidence of approval of the acquisition of the board of directors or equivalent governing body of the acquired Person, including, without limitation, resolutions duly adopted by the board or directors or equivalent governing body of the acquired Person authorizing the acquisition and the execution, delivery and performance of any transactions contemplated thereby, shall have been delivered to the Administrative Agent, (iv) such documents reasonably requested by the Administrative Agent pursuant to Section 7.12 hereof shall have been delivered to the Administrative Agent, (v) the Borrowers shall have demonstrated pro forma compliance with each covenant contained in Articles VII, VIII and IX hereof prior to consummating the acquisition and no Default or Event of Default shall have occurred and be continuing both before and after giving effect to the acquisition, (vi) a description of the acquisition and the governing documentation shall have been delivered to the

Administrative Agent at least five (5) Business Days prior to the consummation of the acquisition and a copy of the final governing documentation shall be delivered within a reasonable time after the acquisition, and (vii) if such acquisition or investment, if completed, would cause the aggregate fair market value of all consideration paid in respect of all such acquisitions or investments to exceed $25,000,000 during any Fiscal Year, the Required Lenders shall have consented in writing to such acquisition or investment prior to the proposed acquisition or investment;

         (d)      intercompany loans and advances permitted pursuant to
Section 9.1(h);

         (e) investments in Subsidiaries formed for the purpose of issuing Convertible Preferred Stock of BREED or any of its Subsidiaries;

         (f) loans and advances to employees in the ordinary course of business in an aggregate amount not to exceed $2,500,000 at any one time; and

         (g) investments in joint ventures and minority interest investments in an aggregate amount not to exceed $25,000,000.

         SECTION 9.5 Limitations on Mergers and Liquidation. Merge, consolidate or enter into any similar combination with any other Person or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) except:

         (a) any Wholly-Owned Subsidiary of BREED may merge with any other Wholly-Owned Subsidiary of BREED; provided, that if any such Subsidiary is a Borrower or a Subsidiary Guarantor, such Borrower or Subsidiary Guarantor shall be the surviving entity;

         (b) any Wholly-Owned Subsidiary may merge into the Person such Wholly-Owned Subsidiary was formed to acquire in connection with an acquisition permitted by Section 9.4(c);

         (c) any Subsidiary of BREED may wind-up into any Borrower or Subsidiary Guarantor; and

         (d) any Subsidiary formed to issue Convertible Preferred Stock and whose sole asset is Intercompany Trust Debt may be dissolved, wound up or liquidated.

         SECTION 9.6 Limitations on Sale of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, the sale of any receivables and leasehold interests and any sale-leaseback or similar transaction), whether now owned or hereafter acquired except:

         (a)      the sale of inventory in the ordinary course of business;

         (b) the sale of obsolete assets no longer used or usable in the business of BREED or any of its Subsidiaries;

         (c) the transfer of assets to any Borrower or Subsidiary Guarantor pursuant to Section 9.5(c);

         (d) the sale or discount without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof;

         (e) the sale of Non-Core Assets for cash or cash equivalents in an aggregate amount not to exceed $100,000,000; provided that the Borrowers (i) shall repay any outstanding Revolving Credit Loans in an amount equal to one hundred percent (100%) of the Net Proceeds received from such sale in the manner set forth in Section 2.5(c) and shall reduce the Aggregate Commitment by an amount equal to fifty percent (50%) of the Net Proceeds received from such sale in the manner set forth in Section 2.7(b) and (ii) prior to the consummation of the sale of any such Non-Core Assets, shall deliver to the Administrative Agent and the Lenders written evidence of pro forma compliance with the provisions of Articles VII, VIII and IX after giving effect to such sale;

         (f) during any Fiscal Year, the sale of property, business or assets other than described in clauses (a) through (e) above in an aggregate amount not to exceed $10,000,000; and

         (g) any Subsidiary formed to issue Convertible Preferred Stock and whose sole asset is Intercompany Trust Debt may distribute such obligations to the holders of the Convertible Preferred Stock; provided that, such distribution shall be deemed an incurrence of Debt and such incurrence is otherwise permitted hereunder.

         SECTION 9.7                Limitations on Dividends and Distributions.
Declare or pay any dividends upon any of its capital stock;

purchase, redeem, retire or otherwise acquire, directly or indirectly, any shares of its capital stock, or make any distribution of cash, property or assets among the holders of shares of its capital stock, or make any change in its capital structure that could reasonably be expected to have a Material Adverse Effect; provided, that:

         (a) BREED or any Subsidiary may declare and pay dividends in cash or shares of its own capital stock; provided that (i) the Borrowers shall have demonstrated pro forma compliance with the covenant contained in Section 8.2 prior to and following the declaration of any such dividends;

         (b) any Subsidiary of a Borrower may pay cash dividends or make contributions to such Borrower; and

         (c) any Subsidiary of BREED formed pursuant to Section 9.4(f) may issue and pay dividends on the Convertible Preferred Stock; provided that the Convertible Preferred Stock shall not be redeemed until at least one (1) year after the Credit Facility Termination Date.

         SECTION 9.8 Transactions with Affiliates. Except as permitted pursuant to Section 9.4, directly or indirectly: (a) make any loan or advance to, or purchase or assume any note or other obligation to or from, any of its officers, directors, shareholders or other Affiliates, or to or from any member of the immediate family of any of its officers, directors, shareholders or other Affiliates, or subcontract any operations to any of its Affiliates, or (b) enter into, or be a party to, any transaction with any of its Affiliates, except pursuant to the reasonable requirements of its business and upon fair and reasonable terms that are fully disclosed to and approved in writing by the Required Lenders and are no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not its Affiliate.

     SECTION 9.9 Certain Accounting Changes. Change its Fiscal Year end, or make any change in its accounting treatment and reporting practices except as required by GAAP.

         SECTION 9.10               Restrictive Agreements.

         (a) On and after the Closing Date, enter into any Debt which contains any negative pledge on assets or any covenants more restrictive than the provisions of Articles VII, VIII and IX hereof, or which restricts, limits or otherwise encumbers its ability to incur Liens on or with respect to any of its assets or properties other than the assets or properties securing such Debt; or

         (b) Enter into or permit to exist any agreement which impairs or limits the ability of any Subsidiary of a Borrower to pay dividends to such Borrower.

         SECTION 9.11 Payments under Convertible Preferred Stock. Pay any interest or principal due under the Convertible Preferred Stock so long as any Default or Event of Default has occurred and is then continuing.


                                    ARTICLE X

                             UNCONDITIONAL GUARANTY

         SECTION 10.1 Guaranty of Obligations. The Guarantor hereby unconditionally guarantees to the Administrative Agent for the ratable benefit of the Administrative Agent and the Lenders, and their respective successors, endorsees, transferees and assigns, the prompt payment and performance of all Obligations of the Borrowers, whether primary or secondary (whether by way of endorsement or otherwise), whether now existing or hereafter arising, whether or not from time to time reduced or extinguished (except by payment thereof) or hereafter increased or incurred, whether or not recovery may be or hereafter become barred by the statute of limitations, whether enforceable or unenforceable as against any such Borrower, whether or not discharged, stayed or otherwise affected by any bankruptcy, insolvency or other similar law or proceeding, whether created directly with any Agent or Lender or acquired by any Agent or Lender through assignment, endorsement or otherwise, whether matured or unmatured, whether joint or several, as and when the same become due and payable (whether at maturity or earlier, by reason of acceleration, mandatory repayment or otherwise), in accordance with the terms of any such instruments evidencing any such obligations, including all renewals, extensions or modifications thereof (all Obligations of each such Borrower to any Agent or Lender, including all of the foregoing, being hereinafter collectively referred to as the "Guaranteed Obligations").

         SECTION 10.2 Nature of Guaranty. The Guarantor agrees that this Guaranty is a continuing, unconditional guaranty of payment and performance and not of collection, and that its obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of, and unaffected by (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, this Agreement or any other Loan Document or any other agreement, document or instrument to which any such Borrower is or may become a party, (b) the absence of any action to enforce this Guaranty, this Agreement or any other Loan Document or the waiver or consent by the Administrative Agent or any Lender with respect to any of the provisions of this Guaranty, this Agreement or any other Loan Document, (c) the existence, value or condition of, or failure to perfect its Lien against, any security for or other guaranty of the Guaranteed Obligations or any action, or the ab sence of any action, by the Administrative Agent or any Lender in respect of such security or guaranty (including, without limitation, the release of any such security or guaranty) or (d) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor; it being agreed by the Guarantor that its obligations under this Guaranty shall not be discharged until the final and indefeasible payment and performance, in full, of the Guaranteed Obligations and the termination of the Commitments. The Guarantor expressly waives all rights it may now or in the future have under any statute (including, without limitation, North Carolina General Statutes Section 26-7, et seq. or similar law), or at law or in equity, or otherwise, to compel the Administrative Agent or any Lender to proceed in respect of the Guaranteed Obligations against any Borrower or any other party or against any security for or other guaranty of the payment and performance of the Guaranteed Obligations before proceeding against, or as a condition to proceeding against, the Guarantor. The Guarantor further expressly waives and agrees not to assert or take advantage of any defense based upon the failure of the Administrative Agent or any Lender to commence an action in respect of the Guaranteed Obligations against any such Borrower or any other party or any security for the payment and performance of the Guaranteed Obligations. The Guarantor agrees that any notice or directive given at any time to the Administrative Agent or any Lender which is inconsistent with the waivers in the preceding two sentences shall be null and void and may be ignored by the Administrative Agent or Lender, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless the Administrative Agent and the Required Lenders have specifically agreed otherwise in writing. The foregoing waivers are of the essence of the transaction contemplated by the Loan Documents and, but for this Guaranty and such waivers, the Administrative Agent and Lenders would decline to enter into this Agreement.

     SECTION 10.3 Demand by the Administrative Agent. In addition to the terms set forth in Section 10.2, and in no manner imposing any limitation on such terms, if all or any portion of the then outstanding Guaranteed Obligations under this Agreement are declared to be immediately due and payable, then the Guarantor shall, upon demand in writing therefor by the Administrative Agent to the Guarantor, pay all or such portion of the outstanding Guaranteed Obligations then declared due and payable. Payment by the Guarantor shall be made to the Administrative Agent, to be credited and applied upon the Guaranteed Obligations, in immedi ately available funds in the Permitted Currency in which the relevant Guaranteed Obligations are denominated to an account designated by the Administrative Agent or at the Administrative Agent's office or at any other address that may be specified in writing from time to time by the Administrative Agent.

         SECTION 10.4 Waivers. In addition to the waivers contained in Section 10.2, the Guarantor waives, and agrees that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshalling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by the Guarantor of its obligations under, or the enforcement by the Administrative Agent or the Lenders of, this Guaranty. The Guarantor further hereby waives diligence, presentment, demand, protest and notice of whatever kind or nature with respect to any of the Guaranteed Obligations and waives the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty. The Guarantor represents, warrants and agrees that its obligations under this Guaranty are not and shall not be subject to any counterclaims, offsets or defenses of any kind against the Administrative Agent, the Lenders or any such Borrower whether now existing or which may arise in the future.

     SECTION 10.5 Modification of Loan Documents etc. If the Administrative Agent or the Lenders shall at any time or from time to time, with or without the consent of, or notice to, the Guarant or (a) change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Guaranteed Obliga tions, (b) take any action under or in respect of the Loan Docu ments in the exercise of any remedy, power or privilege contained therein or available to it at law, in equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges, (c) amend or modify, in any manner whatsoever, the Loan Documents, (d) extend or waive the time for performance by the Guarantor, any such Borrower or any other Person of, or compliance with, any term, covenant or agreement on its part to be performed or observed under a Loan Document (other than this Guaranty), or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance, (e) take and hold security or collateral for the payment of the Guaranteed Obligations or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgaged or conveyed, or in which the Administrative Agent or the Lenders have been granted a Lien, to secure any Debt of the Guarantor or any such Borrower to any Agent or the Lenders, (f) release anyone who may be liable in any manner for the payment of any amounts owed by the Guarantor or any such Borrower to any Agent or Lender, (g) modify or terminate the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of the Guarantor or any such Borrower are subordinated to the claims of any Agent or Lender or (h) apply any sums by whomever paid or however realized to any amounts owing by the Guarantor or any such Borrower to any Agent or Lender on account of the Obligations in such manner as the Administrative Agent or any Lender shall determine in its reasonable discretion; then neither the Administrative Agent nor any Lender shall incur any liability to the Guarantor as a result thereof, and no such action shall impair or release the obligations of the Guarantor under this Guaranty.

         SECTION 10.6 Reinstatement. The Guarantor agrees that, if any payment made by any such Borrower or any other Person applied to the Obligations is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by the Administrative Agent or any Lender to any such Borrower, its estate, trustee, receiver or any other party, including, without limitation, the Guarantor, under any Applicable Law or equitable cause, then, to the extent of such payment or repayment, the Guarantor's liability hereunder (and any Lien or Collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, and, if prior thereto, this Guaranty shall have been canceled or surrendered (and if any Lien or Collateral securing the Guarantor's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Guaranty (and such Lien or Collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of the Guarantor in respect of the amount of such payment (or any Lien or Collateral securing such obligation).

         SECTION 10.7 No Subrogation. Until all amounts owing to the Administrative Agent and the Lenders on account of the Obligations are paid in full and the Commitments are terminated, the Guarantor hereby waives any claims or other rights which it may now or hereafter acquire against any such Borrower that arise from the existence or performance of the Guarantor's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, indemnification, any right to participate in any claim or remedy of the Administrative Agent or the Lenders against any such Borrower or any Collateral which the Administrative Agent or the Lenders now have or may hereafter acquire, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from any such Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Guarantor on account of such rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Administrative Agent, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Administrative Agent in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Administrative Agent, if required) to be applied against the Obligations, whether matured or unmatured, in such order as set forth herein.

                                   ARTICLE XI

                              DEFAULT AND REMEDIES

         SECTION 11.1 Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental Authority or otherwise:

         (a) Default in Payment of Principal of Loans. Any Borrower shall default in any payment of principal of any Loan or Note when and as due (whether at maturity, by reason of acceleration or otherwise).

         (b) Other Payment Default. Any Borrower shall default in the payment when and as due (whether at maturity, by reason of acceleration or otherwise) of interest on any Loan or Note or the payment of any other Obligation, and such default shall continue unremedied for three (3) Business Days.

         (c) Misrepresentation. Any representation or warranty made or deemed to be made by any Borrower or any of its Subsidiaries under this Agreement, any Loan Document or any amendment hereto or thereto, shall at any time prove to have been incorrect or misleading in any material respect when made or deemed made.

         (d) Default in Performance of Certain Covenants. Any Borrower shall default in the performance or observance of any covenant or agreement contained in Sections 6.2, 6.5(e) or 7.12 or Articles VIII or IX of this Agreement.

         (e) Default in Performance of Other Covenants and Conditions. Any Borrower or any Subsidiary thereof shall default in the performance or observance of any term, covenant, condition or agreement contained in this Agreement (other than as specifically provided for otherwise in this Section 11.1) or any other Loan Document and such default shall continue for a period of thirty (30) days after written notice thereof has been given to such Borrower by the Administrative Agent.

         (f) Hedging Agreement. Any termination payment shall be due by a Borrower under any Hedging Agreement and such amount is not paid within ten (10) Business Days of the due date thereof.

         (g) Debt  Cross-Default.  Any Borrower or any of its Subsidiaries shall
(i) default in the payment of any Debt (other than the Notes) the aggregate outstanding amount of which Debt is in excess of $2,500,000 beyond the period of grace if any, provided in the instrument or agreement under which such Debt was created, or (ii) default in the observance or performance of any other agreement or condition relating to any Debt (other than the Notes) the aggregate outstanding amount of which Debt is in excess of $2,500,000 or contained in any instrument or agreement evidencing, securing or relating thereto or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, any such Debt to become due prior to its stated maturity (any applicable grace period having expired).

         (h) Other Cross-Defaults. Any Borrower or any of its Subsidiaries shall default in the payment when due, or in the performance or observance, of any obligation or condition of any Material Contract unless, but only as long as, the existence of any such default is being contested by such Borrower or such Subsidiary in good faith by appropriate proceedings and adequate reserves in respect thereof have been established on the books of such Borrower or such Subsidiary to the extent required by GAAP.

         (i) Change in Control. Any person or group of persons (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended), shall obtain ownership or control in one or more series of transactions of more than thirty percent (30%) of the common stock or thirty percent (30%) of the voting power of BREED entitled to vote in the election of members of the board of directors of BREED or there shall have occurred under any indenture or other instrument evidencing any Debt in excess of $500,000 any "change in control" (as defined in such indenture or other evidence of Debt) obligating any Borrower to repurchase, redeem or repay all or any part of the Debt or capital stock provided for therein (any such event, a "Change in Control").

         (j)      Voluntary Bankruptcy Proceeding.  Any Borrower or any
Material Subsidiary thereof shall (i) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (ii) file a petition, proposal or notice of intent to file a proposal seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts,
(iii) consent to or fail to contest in a timely and appropriate manner any petition or other proceeding filed against it in an involuntary case under such bankruptcy laws or other laws, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, administrator, or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) admit in writing its inability to pay its debts as they become due, (vi) make a general assignment for the benefit of creditors, or (vii) take any corporate action for the purpose of authorizing any of the foregoing.

         (k) Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against any Borrower or any Material Subsidiary thereof in any court of competent jurisdiction seeking (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for any Borrower or any Material Subsidiary thereof or for all or any substantial part of their respective assets, domestic or foreign, and such case or proceeding shall continue without dismissal or stay for a period of sixty (60) consecutive days, or an order granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.

         (l) Failure of Agreements. Any provision of Article X of this Agreement or any provision of any other Loan Document shall for any reason cease to be valid and binding on any Borrower or Subsidiary party thereto or any such Person shall so state in writing, or any Loan Document shall for any reason cease to create a valid and perfected first priority Lien on, or security interest in, any of the collateral purported to be covered thereby, in each case other than in accordance with the express terms hereof or thereof.

     (m) Termination Event. The occurrence of any of the following events: (i) BREED or any ERISA Affiliate fails to make full payment when due of all amounts which, under the provisions of any Pension Plan or Section 412 of the Code, BREED or any ERISA Affiliate is required to pay as contributions thereto, (ii) an accumulated funding deficiency in excess of $1,000,000 occurs or exists, whether or not waived, with respect to any Pension Plan, (iii) a Termination Event or (iv) BREED or any ERISA Affiliate as employers under one or more Multiemployer Plan makes a complete or partial withdrawal from any such Multiemployer Plan and the plan sponsor of such Multiemployer Plans notifies such withdrawing employer that such employer has incurred a withdrawal liability requiring payments in an amount exceeding $2,500,000.

         (n) Judgment. An uninsured judgment or order for the payment of money which causes the aggregate amount of all such uninsured judgments to exceed $1,000,000 in any Fiscal Year shall be entered against any Borrower or any of its Subsidiaries by any court and such judgment or order shall continue without discharge or stay for a period of thirty (30) days.

         (o) 364-Day Credit Agreement. An Event of Default shall have occurred and be continuing under the 364-Day Credit Agreement.

         SECTION 11.2 Remedies. Upon the occurrence and during the continuance of an Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrowers:

         (a) Acceleration; Termination of Facilities. Declare the principal of and interest on the Loans and the Notes at the time outstanding, and all other amounts owed to the Lenders and to the Administrative Agent under this Agreement or any of the other Loan Documents and all other Obligations, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, and terminate the Credit Facility and any right of the Borrowers to request borrowings thereunder; provided, that upon the occurrence of an Event of Default specified in Section 11.1(j) or (k), the Credit Facility shall be automatically terminated and all Obligations shall automatically become due and payable.

         (b) Rights of Collection. Exercise on behalf of the Lenders all of its other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of the Borrowers' Obligations.

         SECTION 11.3 Rights and Remedies Cumulative; Non-Waiver; etc. The enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the Loan Documents or that may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between any Borrower, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default.

         SECTION 11.4 Judgment Currency. The obligation of the Borrowers to make payments of the principal of and interest on the Notes and the obligation of the Guarantor to make payments on the Guaranteed Obligations and the obligation of any such Person to make payments of any other amounts payable hereunder or pursuant to any other Loan Document in the currency specified for such payment shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted into any other currency, except to the extent that such tender or recovery shall result in the actual receipt by each of the Administrative Agent and Lenders of the full amount of the particular Permitted Currency expressed to be payable pursuant to the applicable Loan Document. The Administrative Agent shall, using all amounts obtained or received from the Borrowers pursuant to any such tender or recovery in payment of principal of and interest on the Obligations, promptly purchase the applicable Permitted Currency at the most favorable spot exchange rate determined by the Administrative Agent to be available to it. The obligation of the Borrowers to make payments in the applicable Permitted Currency shall be enforceable as an alternative or additional cause of action solely for the purpose of recovering in the applicable Permitted Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Permitted Currency expressed to be payable pursuant to the applicable Loan Document.


                                   ARTICLE XII

                            THE ADMINISTRATIVE AGENT

         SECTION 12.1 Appointment. Each of the Lenders hereby irrevocably designates and appoints First Union as Administrative Agent of such Lender under this Agreement and the other Loan Documents and each such Lender irrevocably authorizes First Union as Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and such other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or such other Loan Documents, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender (nor shall any Lender be deemed to have any fiduciary relationship with any Borrower), and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the other Loan Documents or otherwise exist against the Administrative Agent. To the extent any provision of this Agreement permits action by the Administrative Agent, such Administrative Agent shall, subject to the provisions of Section 13.11 hereof and of this Article XII, take such action if directed in writing to do so by the Required Lenders.

         SECTION 12.2 Delegation of Duties. The Administrative Agent may execute any of its respective duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by the Administrative Agent with reasonable care.

         SECTION 12.3 Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except for actions occasioned directly by its or such Person's own gross negligence or willful misconduct), or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrowers or any of their Subsidiaries or any officer thereof contained in this Agreement or the other Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or the other Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents or for any failure of the Borrowers or any of their Subsidiaries to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrowers or any of their Subsidiaries.

     SECTION 12.4 Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrowers), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless such Note shall have been transferred in accordance with Section 13.10 hereof. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement and the other Loan Documents unless it shall first receive such advice or concurrence of the Required Lenders (or, when expressly required hereby or by the relevant other Loan Document, all the Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action except for its own gross negligence or willful misconduct. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Notes in accordance with a request of the Required Lenders (or, when expressly required hereby, all the Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

         SECTION 12.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless it has received notice from a Lender or a Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, it shall promptly give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided, that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

         SECTION 12.6 Non-Reliance on the Administrative Agent and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrowers or any of their Subsidiaries, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the
Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrowers and their Subsidiaries and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrowers and their Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder or by the other Loan Documents, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Borrowers or any of their Subsidiaries which may come into the possession of the Administrative Agent or any of its respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates.

         SECTION 12.7 Indemnification. The Lenders agree to indemnify the Administrative Agent in its capacity as such and (to the extent not reimbursed by the Borrowers and without limiting the obligation of the Borrowers to do so), ratably according to the respective amounts of their Commitment Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or the other Loan Documents, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting directly from the Administrative Agent's bad faith, gross negligence or willful misconduct. The agreements in this Section 12.7 shall survive the payment of the Notes and all other amounts payable hereunder and the termination of this Agreement.

         SECTION 12.8 The Administrative Agent in Its Individual Capacity. The Administrative Agent and its respective Subsidiaries and Affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Borrower as though the Administrative Agent were not an Administrative Agent hereunder. With respect to any Loans made or renewed by it and any Note issued to it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

         SECTION 12.9               Resignation of the Administrative Agent;
Successor Administrative Agent.

         (a) Subject to the appointment and acceptance of a successor as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent, which successor shall have minimum capital and surplus of at least $500,000,000. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty
(30) days after the Administrative Agent's giving of notice of resignation, then the Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which successor shall have minimum capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor
Administrative Agent shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Section 12.9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

         (b) Each reference in subsection (a) above to the Administrative Agent shall also be deemed a reference to the Swingline Lender. Therefore, upon the acceptance of any appointment as Administrative Agent (and Swingline Lender) hereunder by a successor Administrative Agent (and Swingline Lender), such successor Administrative Agent (and Swingline Lender) shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Swingline Lender, and the retiring Swingline Lender shall be discharged from its duties and obligations hereunder.

         SECTION 12.10 Documentation Agent. The Documentation Agent, in its capacity as a documentation agent, shall have no duties or responsibilities under this Agreement or any other Loan Document.

                                  ARTICLE XIII

                                  MISCELLANEOUS

         SECTION 13.1               Notices.

         (a) Method of Communication. Except as otherwise provided in this Agreement, all notices and communications hereunder shall be in writing, or by telephone subsequently confirmed in writing. Any notice shall be effective if delivered by hand delivery or sent via telecopy, recognized overnight courier service or certified mail, return receipt requested, and shall be presumed to be received by a party hereto (i) on the date of delivery if delivered by hand or sent by telecopy, (ii) on the next Business Day if sent by recognized overnight courier service and (iii) on the third Business Day following the date sent by certified mail, return receipt requested. A telephonic notice to the Administrative Agent as understood by the Administrative Agent will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice.

         (b) Addresses for Notices. Notices to any party shall be sent to it at the following addresses, or any other address as to which all the other parties are notified in writing.

If to BREED:                 BREED Technologies, Inc.
                             5300 Old Tampa Highway
                             Lakeland, Florida 33811
                             Attention:  Chief Financial Officer
                             Telephone No.: (941) 668-6000
                             Telecopy No.:  (941) 668-6036

With copies to:              BREED Technologies, Inc.
                             5300 Old Tampa Highway
                             Lakeland, Florida 33811
                             Attention:  Treasurer
                             General Counsel
                             Telephone No.: (941) 668-6389
                             Telecopy No.: (941) 668-6039

If to First Union as
Administrative Agent:        First Union National Bank of Florida
                             100 South Ashley Drive, Suite 940
                             Tampa, Florida 33602
                             Attention:  Gilbert Reese
                             Telephone No.: (813) 276-6434
                             Telecopy No.: (813) 276-6454

                                       and

                             First Union National Bank of North Carolina
                             One First Union Center, TW-10
                             301 South College Street
                             Charlotte, North Carolina  28288-0608
                             Attention: Syndication Agency Services
                             Telephone No.: (704) 383-0281
                             Telecopy No.: (704) 383-0288

If to any Lender:            To the Address set forth on Schedule 1.1(b) hereto

         (c) Administrative Agent's Office. The Administrative Agent hereby designates its office located at the address set forth above, or any subsequent office which shall have been specified for such purpose by written notice to the Borrowers and the Lenders, as the Administrative Agent's Office referred to herein, to which payments due are to be made and at which Revolving Credit Loans and Finnish Mark Loans will be disbursed.

         SECTION 13.2 Expenses; Indemnity. The Borrowers will (a) pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with: (i) the preparation, execution and delivery of this Agreement and each other Loan Document, whenever the same shall be executed and delivered, including, without limitation, all out-of-pocket syndication and due diligence expenses and reasonable fees and disbursements of counsel for the Administrative Agent and (ii) the preparation, execution and delivery of any waiver, amendment or consent by the Administrative Agent or the Lenders relating to this Agreement or any other Loan Document, including, without limitation, reasonable fees and disbursements of counsel for the Administrative Agent, (b) pay all reasonable out-of-pocket expenses of the Administrative Agent and the Lenders in connection with the administration and enforcement of any rights and remedies of the Administrative Agent and Lenders under the Credit Facility, including consulting with appraisers, accountants, engineers, attorneys and other Persons concerning the nature, scope or value of any right or remedy of the Administrative Agent or any Lender hereunder or under any other Loan Document or any factual matters in connection therewith, which expenses shall include, without limitation, the reasonable fees and disbursements of such Persons and
(c) defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective parents, Subsidiaries, Affiliates, employees, agents, officers and directors, from and against any losses, penalties, fines, liabilities, settlements, damages, costs and expenses, suffered by any such Person in connection with any claim, investigation, litigation or other proceeding (whether or not the Administrative Agent or any Lender is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with the Agreement, any other Loan Document or the Loans, including, without limitation, reasonable attorney's and consultant's fees, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor.

         SECTION 13.3 Set-off. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon and after the occurrence of any Event of Default and during the continuance thereof, the Lenders and any assignee or participant of a Lender in accordance with Section 13.10 are hereby authorized by the Borrowers at any time or from time to time, without notice to the Borrowers or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Lenders, or any such assignee or participant to or for the credit or the account of a Borrower against and on account of the Obligations irrespective of whether or not (a) the Lenders shall have made any demand under this Agreement or any of the other Loan Documents or (b) the Administrative Agent shall have declared any or all of the Obligations to be due and payable as permitted by Section 11.2 and although such Obligations shall be contingent or unmatured.

         SECTION 13.4 Governing Law. This Agreement, the Notes and the other Loan Documents, unless otherwise expressly set forth therein, shall be governed by, construed and enforced in accordance with the laws of the State of North Carolina, without reference to the conflicts or choice of law principles thereof.

         SECTION 13.5 Consent to Jurisdiction. The Borrowers hereby irrevocably consent to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina, in any action, claim or other proceeding arising out of any dispute in connection with this Agreement, the Notes and the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations. The Borrowers hereby irrevocably consent to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Administrative Agent or any Lender in connection with this Agreement, the Notes or the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner specified in
Section 13.1. Nothing in this Section 13.5 shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against any Borrower or its properties in the courts of any other jurisdictions.

     SECTION 13.6 Binding Arbitration; Waiver of Jury Trial. (a) Binding Arbitration. Upon demand of the Borrower, any Agent or the Required Lenders, whether made before or within one hundred twenty days (120) after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to the Notes or any other Loan Documents ("Disputes"), between or among parties to the Notes or any other Loan Document shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims concerning any aspect of the past, present or future relationships arising out of or connected with the Loan Documents. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted. Notwithstanding the foregoing, this paragraph shall not apply to any Hedging Agreement that is a Loan Document.

         (b) Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE ADMINISTRATIVE AGENT, EACH LENDER AND EACH BORROWER HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR
OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

         (c) Preservation of Certain Remedies. Notwithstanding the preceding binding arbitration provisions, the parties hereto preserve, without diminution, certain remedies that such Persons may employ or exercise freely, either alone, in conjunction with or during a Dispute. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (i) all rights to foreclose against or otherwise become owner or sell any real or personal property or other security by exercising a power of sale granted in the Loan Documents or under applicable law or by judicial foreclosure and sale, (ii) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property, (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding, and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

         SECTION 13.7 Reversal of Payments. To the extent any Borrower makes a payment or payments to the Administrative Agent for the ratable benefit of the Lenders or the Administrative Agent receives any payment or proceeds of the collateral which payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent.

         SECTION 13.8               Injunctive Relief; Punitive Damages.

         (a) The Borrowers recognize that, in the event the Borrowers fail to perform, observe or discharge any of their obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lenders. Therefore, the Borrowers agree that the Lenders, at the Lenders' option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         (b) The Administrative Agent, the Lenders and the Borrowers (on behalf of themselves and their Subsidiaries) hereby agree that no such Person shall have a remedy of punitive or exemplary damages against any other party to a Loan Document and each such Person hereby waives any right or claim to punitive or exemplary damages that they may now have or may arise in the future in connection with any Dispute, whether such Dispute is resolved through arbitration or judicially.

         SECTION 13.9 Accounting Matters. All financial and accounting calculations, measurements and computations made for any purpose relating to this Agreement, including, without limitation, all computations utilized by BREED or any Subsidiary thereof to determine compliance with any covenant contained herein, shall, except as otherwise expressly contemplated hereby or unless there is an express written direction by the Administrative Agent to the contrary agreed to by the Borrowers, be performed in accordance with GAAP as in effect on the Closing Date. In the event that changes in GAAP shall be mandated by the Financial Accounting Standards Board, or any similar accounting body of comparable standing, or shall be recommended by BREED's certified public accountants, to the extent that such changes would modify such accounting terms or the interpretation or computation thereof, such changes shall be followed in defining such accounting terms only from and after the date the Borrowers and the Lenders shall have amended this Agreement to the extent necessary to reflect any such changes in the financial covenants and other terms and conditions of this Agreement.

         SECTION 13.10              Successors and Assigns; Participations.

         (a) Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent and the Lenders, all future holders of the Notes, and their respective successors and assigns, except that no Borrower shall assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

         (b) Assignment by Lenders. Each Lender may, with the consent of the Administrative Agent and (unless an Event of Default has occurred and is continuing) the Borrowers, which consents shall not be unreasonably withheld or delayed, assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including, without limitation, all or a portion of the Loans at the time owing to it and the Notes held by it); provided, that:

                        (i) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Agreement and its rights and obligations under the 364-Day Credit Agreement;

                       (ii) if less than all of the assigning Lender's Commitment is to be assigned, the Commitment under this Agreement and the commitment under the 364-Day Credit Agreement so assigned shall not be less than $10,000,000 in the aggregate;

                      (iii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance in the form of Exhibit F attached hereto (an "Assignment and Acceptance"), together with any Note or Notes subject to such assignment;

                       (iv) such assignment shall not, without the consent of any applicable Borrower, require such Borrower to file a registration statement with the Securities and Exchange Commission or apply to or qualify the Loans or the Notes under the blue sky laws of any state;

                        (v) the assigning Lender shall pay to the Administrative Agent an assignment fee of $3,000 upon the execution by such Lender of the Assignment and Acceptance; provided, that (A) no such fee shall be payable upon any assignment by a Lender to an Affiliate thereof and (B) if such Assignment is executed in connection with an Assignment and Acceptance under the 364-Day Credit Agreement the aggregate assignment fee for both such assignments shall be $3,000; and

               (vi) the assignee of each such assignment shall execute and deliver to the Administrative Agent any such supplements to the Security Documents and/or additional Security Documents that may be reasonably required by the Administrative Agent in order that the assignee may become a secured party thereunder.

Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Accep tance, which effective date shall be at least five (5) Business Days after the execution thereof, (A) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereby and (B) the Lender thereunder shall, to the extent provided in such assignment, be released from its obligations under this Agreement.

         (c) Rights and Duties Upon Assignment. By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as set forth in such Assignment and Acceptance.

         (d) Register. The Administrative Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders and the amount of the Loans with respect to each Lender from time to time (the "Register"). The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (e) Issuance of New Notes. Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Eligible

Assignee together with any Note or Notes subject to such assignment and the written consent to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is substantially in the form of Exhibit F:

                        (i)  accept such Assignment and Acceptance;

                       (ii) record the information contained therein in the Register;

                      (iii) give prompt notice thereof to the Lenders and the Borrowers; and

                       (iv) promptly deliver a copy of such Assignment and Acceptance to the Borrowers.

Within five (5) Business Days after receipt of notice, the applicable Borrower or Borrowers shall execute and deliver to the Administrative Agent, in exchange for the surrendered Note or Notes, a new Note or Notes to the order of such Eligible Assignee in amounts equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and a new Note or Notes to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes delivered to the assigning Lender. Each surrendered Note or Notes shall be canceled and returned to the Borrowers.

         (f) Participations. Each Lender may sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Loans and the Notes held by it); provided, that:

                        (i) each such participation shall be of a constant, and not varying percentage of all the Assigning Lender's Commitment or Loans under this Agreement and the commitment or the loans under the 364-Day Credit Agreement;

                       (ii) each such participation of the Commitment or the Loans under this Agreement and the commitment or the loans under the 364-Day Credit Agreement shall be in an amount not less than $5,000,000 in the aggregate;

                      (iii) such Lender's obligations under this Agreement (including, without limitation, its Commitment) shall remain unchanged;

                       (iv) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations;

                        (v) such Lender shall remain the holder of the Notes held by it for all purposes of this Agreement;

                       (vi) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement;

                      (vii) such Lender shall not permit such participant the right to approve any waivers, amendments or other modifications to this Agreement or any other Loan Document other than waivers, amendments or modifications which would reduce the principal of or the interest rate on any Loan, extend the term or increase the amount of the Commitment, reduce the amount of any fees to which such participant is entitled, extend any scheduled payment date for principal of any Loan or, except as expressly contemplated hereby or thereby, release any material portion of the Collateral or release the Guaranty; and

                     (viii) any such disposition shall not, without the consent of the applicable Borrower, require such Borrower to file a registration statement with the Securities and Exchange Commission to apply to qualify the Loans or the Notes under the blue sky law of any state.

         (g) Disclosure of Information; Confidentiality. The Administrative Agent and the Lenders shall hold all non-public information with respect to the Borrowers obtained pursuant to the Loan Documents in accordance with their customary procedures for handling confidential information. Any Lender may, in connection with any assignment, proposed assignment, participation or proposed participation pursuant to this Section 13.10, disclose to the assignee, participant, proposed assignee or proposed participant, any information relating to the Borrowers furnished to such Lender by or on behalf of the Borrowers; provided, that prior to any such disclosure, each such assignee, proposed assignee, participant or proposed participant shall agree with the Borrowers or such Lender to preserve the confidentiality of any confidential information relating to the Borrowers received from such Lender.

         (h) Certain Pledges or Assignments. Nothing herein shall prohibit any Lender from pledging or assigning any Note to any Federal Reserve Bank in accordance with Applicable Law.

     SECTION 13.11 Amendments, Waivers and Consents. Except as set forth below, any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended or waived by the Lenders, and any consent given by the Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and delivered to the Administrative Agent and, in the case of an amendment, signed by the Borrowers; provided, that no amendment, waiver or consent shall, without the prior written consent of each Lender, (a) release any Borrower from its Obligations hereunder, (b) increase the amount or extend the time of the obligation of the Lenders to make Loans (including, without limitation, pursuant to Section 2.8), (c) extend the originally scheduled time or times of payment of the principal of any Loan or the time or times of payment of interest on any Loan or the time or times of any payment of any fees hereunder, (d) reduce the rate of interest payable on any Loan or the amount of any fees hereunder, (e) permit any subordination of the principal or interest on any Loan, (f) release any material portion of the Collateral or release any Security Document (other than as specifically permitted in this Agreement or the applicable Security Document), (g) reduce the "Guaranteed Obligations" as defined in Section 10.1 or release the Guarantor from its Obligations under Article X, (h) release or discharge any Subsidiary Guarantor from its obligations under any Subsidiary Guaranty Agreement or amend Section
7.12 or (i) amend the provisions of Sections 13.10(a) or this Section 13.11 or the definition of Required Lenders. In addition, no amendment, waiver or consent to the provisions of Article XII shall be made without the written consent of the Administrative Agent.

         SECTION 13.12 Performance of Duties. The Borrowers' obligations under this Agreement and each of the Loan Documents shall be performed by the applicable Borrower at its sole cost and expense.

     SECTION 13.13 All Powers Coupled with Interest. All powers of attorney and other authorizations granted to the Lenders, the Administrative Agent and any Persons designated by the Administrative Agent or any Lender pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied or the Credit Facility has not been terminated.

         SECTION 13.14 Survival of Indemnities. Notwithstanding any termination of this Agreement, the indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of this Article XIII and any other provision of this Agreement and the Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the Lenders against events arising after such termination as well as before.

         SECTION 13.15 Releases. Any security interest arising under or pursuant to this Agreement in the assets of the Borrowers or any of their Subsidiaries shall be released upon a sale of the subject assets as permitted hereunder in accordance with the terms hereof.

         SECTION 13.16 Titles and Captions. Titles and captions of Articles, Sections and subsections in this Agreement are for conve nience only, and neither limit nor amplify the provisions of this Agreement.

         SECTION 13.17 Severability of Provisions. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unen forceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdic tion.

         SECTION 13.18 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

         SECTION 13.19 Term of Agreement. This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations shall have been indefeasibly and irrevocably paid and satisfied in full. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination.



                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first written above.


                                            BORROWERS:


[CORPORATE SEAL]                            BREED TECHNOLOGIES, INC.


                                            By:/s/Arthur R. Schauffert, Jr.
                                            Name: Arthur R. Schauffert, Jr.
                                            Title:   Treasurer

[CORPORATE SEAL]                            UNITED STEERING SYSTEMS, INC.

                                            By:/s/Arthur R. Schauffert, Jr.
                                            Name: Arthur R. Schauffert, Jr.
                                            Title:   Treasurer


[CORPORATE SEAL]                            AUTO TRIM, INC.

                                            By:/s/Stuart D. Boyd
                                            Name: Stuart D. Boyd
                                            Title:   Secretary


[CORPORATE SEAL]                            CUSTOM TRIM, LTD.

                                            By:/s/Stuart D. Boyd
                                            Name: Stuart D. Boyd
                                            Title:   Secretary

[CORPORATE SEAL]                            BREED ITALIA, S.r.l.

                                            By:/s/Charles J. Speranzella, Jr.
                                            Name: Charles J. Speranzella, Jr.
                                            Title: President

[CORPORATE SEAL]                            BREED ITALIAN HOLDINGS, S.r.l.

                                            By:/s/Charles J. Speranzella, Jr.
                                            Name: Charles J. Speranzella, Jr.
                                            Title: Director


[CORPORATE SEAL]                            MOMO, S.p.A.

                                            By:/s/Charles J. Speranzella, Jr.
                                            Name: Charles J. Speranzella, Jr.
                                            Title: President


[CORPORATE SEAL]                            GALLINO PLASTURGIA, S.r.l.

                                            By:/s/Charles J. Speranzella, Jr.
                                            Name: Charles J. Speranzella, Jr.
                                            Title: President


[CORPORATE SEAL]                            ITALTEST, S.r.l.

                                            By:/s/Charles J. Speranzella, Jr.
                                            Name: Charles J. Speranzella, Jr.
                                            Title: President


[CORPORATE SEAL]                            BREED EUROPEAN HOLDINGS LIMITED

                                            By:/s/Charles J. Speranzella, Jr.
                                            Name: Charles J. Speranzella, Jr.
                                            Title: President

[CORPORATE SEAL]                            HAMLIN ELECTRONICS EUROPE LIMITED


                                            By:/s/Charles J. Speranzella, Jr.
                                            Name: Charles J. Speranzella, Jr.
                                            Title: Director


[CORPORATE SEAL]                            UNITED STEERING SYSTEMS CLIFFORD
                                                     LIMITED


                                             By:/s/Charles J. Speranzella, Jr.
                                             Name: Charles J. Speranzella, Jr.
                                             Title: Director/Secretary



[CORPORATE SEAL]                            HAMLIN ELECTRONICS, GmbH


                                             By:/s/Falk-I. Krommes
                                             Name: Falk-I. Krommes
                                             Title: Managing Director


[CORPORATE SEAL]                            VTI HAMLIN Oy


                                            By:/s/Charles J. Speranzella, Jr.
                                            Name: Charles J. Speranzella, Jr.
                                            Title: Director/President

                                            ADMINISTRATIVE AGENT:

[CORPORATE SEAL]                            FIRST UNION NATIONAL BANK OF
                                            FLORIDA, as Administrative Agent


                                            By:/s/Michael J. Carlin
                                            Name: Michael J. Carlin
                                            Title: Senior Vice President

                                            LENDERS:

[CORPORATE SEAL]                            FIRST UNION NATIONAL BANK OF
                                            FLORIDA, as Lender


                                            By:/s/Michael J. Carlin
                                            Name: Michael J. Carlin
                                            Title: Senior Vice President

                                            THE CHASE MANHATTAN BANK, as
                                            Documentation Agent and Lender


                                            By:/s/J. McNamara
                                            Name: J. McNamara
                                            Title: Vice President

                                            THE FIRST NATIONAL BANK OF CHICAGO


                                            By:/s/Robert H. Wolohan
                                            Name: Robert H. Wolohan
                                            Title: AVP-Authorized Agent

                                            BANK OF AMERICA ILLINOIS


                                            By:/s/Deidre B. Doyle
                                            Name: Deirdre B. Doyle
                                            Title: Vice President

                                            BHF-BANK AKTIENGESELLSCHAFT


                                            By:/s/John Sykes
                                            Name: John Sykes
                                            Title: AVP


                                            By:/s/Tom Scifo
                                            Name: Tom Scifo
                                            Title: AVP

                                            COMERICA BANK


                                            By:/s/Mark B. Grover
                                            Name: Mark B. Grover
                                            Title: Vice President

                                            FLEET BANK, NATIONAL ASSOCIATION


                                            By:/s/Craig W. Trautwein
                                            Name: Craig W. Trautwein
                                            Title: Vice President

                                            NATIONSBANK, N.A.


                                            By:/s/Andrew M. Airheart
                                            Name:  Andrew M. Airheart
                                            Title: Senior Vice President

                                            ABN AMRO BANK N.V.


                                            By:/s/nick T. Weaver
                                            Name: Nick T. Weaver
                                            Title: Vice President


                                            By:/s/Linda K. Davis
                                            Name: Linda K. Davis
                                            Title: Vice President

                                            THE BANK OF NOVA SCOTIA


                                            By:/s/F.C.H. Ashby
                                            Name: F.C.H. Ashby
                                            Title: Senior Mgr Loan Operations

                                            THE FUJI BANK AND TRUST COMPANY


                                            By:/s/Toshiaki Yakura
                                            Name: Toshiaki Yakura
                                            Title: Senior Vice President

                                            PNC BANK, KENTUCKY, INC.


                                            By:/s/James D. Neil
                                            Name:  James D. Neil
                                            Title: Vice President

                                            TORONTO DOMINION (TEXAS), INC.


                                            By:/s/Lisa Allison
                                            Name: Lisa Allison
                                            Title: Vice President

                                            BANCA COMMERCIALE ITALIANA - NEW
                                                     YORK BRANCH


                                            By:/s/C. Dougherty
                                            Name: C. Dougherty
                                            Title: Vice President



                                            By:/s/Karen Purelis
                                            Name: Karen Purelis
                                            Title: Vice President

                                            THE BANK OF NEW YORK


                                            By:/s/David C. Siegel
                                            Name: David C. Siegel
                                            Title: Assistant Vice President

                                            COMMERZBANK AG, ATLANTA AGENCY


                                            By:/s/Andreas K. Bremer
                                            Name: Andreas K. Bremer
                                            Title: SVP & Manager

                                            By:/s/Mary B. Smith
                                            Name: Mary B. Smith
                                            Title: AVP

                                            CREDITO ITALIANO SpA


                                            By:/s/Harmon P. Butler
                                            Name: Harmon P. Butler
                                            Title:First Vice President & Deputy
                                                               Manager

                                            By:/s/Pierluigi Mainardi
                                            Name: Pierluigi Mainardi
                                            Title: Assistant Vice President

                                            CREDIT LYONNAIS ATLANTA AGENCY

                                            By:/s/David Cawrse
                                            Name: David Cawrse
                                            Title:First Vice President & Manager

                                            DRESDNER BANK AG NEW YORK AND GRAND
                                                     CAYMAN BRANCHES

                                            By:/s/John W. Sweeney
                                            Name: John W. Sweeney
                                            Title: Assistant Vice President


                                            By:/s/Christopher E. Sarisky
                                            Name: Christopher E. Sarisky
                                            Title: Assistant Treasurer

                                            HARRIS TRUST AND SAVINGS BANK


                                            By:/s/Peter Krawchuk
                                            Name: Peter Krawchuk
                                            Title: Vice President

                                            THE MITSUI TRUST AND BANKING COMPANY
                                                     LIMITED, NEW YORK BRANCH


                                            By:/s/Margaret Holloway
                                            Name: Margaret Holloway
                                            Title: Vice President & Manager

                                            THE SANWA BANK, LIMITED, ATLANTA
                                                     AGENCY


                                            By:/s/P.J. Pawiak
                                            Name:P.J. Pawiak
                                            Title: V.P. & Senior Manager

                                            THE SUMITOMO BANK, LIMITED


                                            By:/s/James Drum
                                            Name: James Drum
                                            Title: Vice President

                                            By:/s/Brian M. Smith
                                            Name: Brian M. Smith
                                            Title:Senior VP & Regional Manager
                                                               (East)

                                            MERITA BANK LTD. NEW YORK BRANCH


                                            By:/s/Anu Seppala & John Kehnle
                                            Name: Anu Seppala & John Kehnle
                                            Title:Vice President/Vice President

                                            ISTITUTO BANCARIO SAN PAOLO DI
                                                     TORINO SPA


                                            By:/s/Robert Wurster
                                            Name: Robert Wurster
                                            Title:First Vice President


                                            By:/s/William De Angelo
                                            Name: William De Angelo
                                            Title: First Vice President

                                            BANQUE FRANCAISE DU COMMERCE
                                            EXTERIEUR

                                            By:/s/Timothy L. Polvado
                                            Name: Timothy L. Polvado
                                            Title:Assistant Vice President


                                            By:/s/Mark A. Harrington
                                            Name: Mark A. Harrington
                                            Title:VP & Regional Manager

                                 SCHEDULE 1.1(a)

                                  A/C BORROWERS

         Name of A/C Borrower                    Place of Incorporation

1.       BREED Technologies, Inc.                United States (DE)

2.       United Steering Systems, Inc.           United States (DE)

3.       Auto Trim, Inc.                         United States (TX)

4.       Custom Trim, Ltd.                       Canada (ONT)

5.       BREED Italia, S.r.l.                    Italy

6.       BREED Italian Holdings, S.r.l.          Italy

7.       Momo, S.p.A.                            Italy

8.       Gallino Plasturgia, S.r.l.              Italy

9.       Italtest, S.r.l.                        Italy

10.      BREED European Holdings Limited         United Kingdom

11.      Hamlin Electronics Europe Limited       United Kingdom

12.      United Steering Systems Clifford        United Kingdom
           Limited

13.      Hamlin [Electronics], GmbH              Germany

14.      VTI Hamlin Oy                           Finland

                                  SCHEDULE 9.2

                             CONTINGENT OBLIGATIONS


                                      None.

                                 SCHEDULE 1.1(b)

                             LENDERS AND COMMITMENTS


                                   COMMITMENT
LENDER                              PERCENTAGE                COMMITMENT

First Union National Bank          7.1111111111%             14,222,222.26
  of Florida
One First Union Center, TW-10
301 South College Street
Charlotte, North Carolina
  28288-0608
Attention: Syndication Agency
  Services
Telephone No.: (704) 383-0281
Telecopy No.:  (704) 382-0288

The Chase Manhattan Bank           6.6666666667%            $13,333,333.33
1 CMP 8th Floor
New York, New York  10081
Attention:  Thomas M. Brennan
         Associate
Telephone No.:  (212) 552-7406
Telecopy No.:   (212) 552-5662

The First National Bank            5.5555555556%            $11,111,111.11
  of Chicago
One First National Plaza
Suite 0634, 1-10
Chicago, Illinois  60670
Attention:  Gloria Steinbrenner
         Client Services Associate
Telephone No.:  (312) 732-5714
Telecopy No.:   (312) 732-4840

Bank of America Illinois           5.5555555556%            $11,111,111.11
231 South LaSalle Street
Chicago, Illinois  60697
         Account Administrator
Attention:  Shelia Johnson
Telephone No.:  (312) 828-6568
Telecopy No.:   (312) 974-9626

BHF-Bank Aktiengesellschaft        4.8888888889%            $ 9,777,777.78
590 Madison Avenue
New York, New York  10022
Attention:  Renate Boston
Telephone No.:  (212) 756-5543
Telecopy No.:   (212) 756-5536

Comerica Bank                      4.8888888889%            $ 9,777,777.78
500 Woodward Avenue
Mail Code 3265, 9th Floor
Detroit, Michigan  48226-3265
Attention:  Susan M. Boyd
         Customer Assistant,
         Automotive Group
Telephone No.:  (313) 222-5548
Telecopy No.:   (313) 222-3776

Fleet Bank, National Association   4.8888888889%            $ 9,777,777.78
208 Harristown Road
Glen Rock, New Jersey  07452
Attention:  Ceil Christie
         Assistant Vice President
Telephone No.:  (201) 251-5323
Telecopy No.:   (201) 251-5739

NationsBank, N.A.                  4.8888888889%            $ 9,777,777.78
101 N. Tryon Street
NC1-001-15-06
Charlotte, North Carolina  28255
Attention:  Barbara Pollock
         Credit Services Rep.
Telephone No.:  (704) 388-1112
Telecopy No.:   (704) 386-8694

ABN AMRO Bank N.V.                 4.4444444444%            $ 8,888,888.89
One Ravinia Drive, Suite 1200
Atlanta, Georgia  30346
Attention:  Reenie Williamson
Telephone No.:  (770) 395-7990
Telecopy No.:   (770) 395-9188

The Bank of Nova Scotia            4.4444444444%            $ 8,888,888.89
600 Peachtree Street, NE
Suite 2700
Atlanta, Georgia  30308
Attention:  Dorothy Legista
Telephone No.:  (404) 877-1535
Telecopy No.:   (404) 888-8998

The Fuji Bank and Trust Company    4.4444444444%            $ 8,888,888.89
Two World Trade Center
79th Floor

New York, New York  10048
Attention:  Kathleen Barsotti
         Vice President
Telephone No.:  (212) 898-2065
Telecopy No.:   (212) 488-8216

PNC Bank, Kentucky, Inc.           4.4444444444%            $ 8,888,888.89
500 W. Jefferson Street
Louisville, Kentucky  40202
Attention:  Jamie Argenbright
         Lending Assistant
Telephone No.:  (502) 581-2086
Telecopy No.:   (502) 581-2302

Toronto Dominion (Texas), Inc.     4.4444444444%            $ 8,888,888.89
909 Fannin, Suite 1700
Houston, Texas  77010
Attention:  Lisa Allison
Telephone No.:  (713) 653-8244
Telecopy No.:   (713) 951-9921

Banca Commerciale Italiana -       2.6666666667%            $ 5,333,333.33
  New York Branch
One William Street
New York, New York  10004
Attention:  Jonathan Sahr
         Loan Supervisor
Telephone No.:  (212) 607-3814
Telecopy No.:   (212) 607-3537

The Bank of New York               2.6666666667%            $ 5,333,333.33
One Wall Street - 22N
New York, New York  10286
Attention:  Annette Megargel
         Administrator
Telephone No.:  (212) 635-6780
Telecopy No.:   (212) 635-6877

Commerzbank AG, Atlanta Agency     2.6666666667%            $ 5,333,333.33
2 World Financial Center
New York, New York  10281
Attention:  Gabriela Schmidtchen
Telephone No.:  (212) 266-7345
Telecopy No.:   (212) 266-7593

Credito Italiano SpA               2.6666666667%            $ 5,333,333.33
375 Park Avenue, 2nd Floor
New York, New York  10152
Attention:  Luz David
         Money Desk
Telephone No.:  (212) 546-9615
Telecopy No.:   (212) 546-9675

Credit Lyonnais Atlanta Agency     2.6666666667%            $ 5,333,333.33
303 Peachtree Street, N.E.
Suite 4400
Atlanta, Georgia  30308
Attention:  Pascal Seris
Telephone No.:  (404) 524-3700
Telecopy No.:   (404) 584-5249

Dresdner Bank AG New York          2.6666666667%            $ 5,333,333.33
  and Grand Cayman Branches
75 Wall Street
New York, New York  10005-2889
Attention:  Gary Jermanski
         Credit Services
Telephone No.:  (212) 429-2674
Telecopy No.:   (212) 429-2130

Harris Trust and Savings Bank     2.6666666667%             $ 5,333,333.33
111 W. Monroe Street
Floor 2W
Chicago, Illinois  60603
Attention:  Arlett Hall
         Sr. Banking Services
         Representative
Telephone No.:  (312) 461-2786
Telecopy No.:   (312) 461-2591

The Mitsui Trust and Banking       2.6666666667%            $ 5,333,333.33
  Company Limited, New York Branch
1251 Avenue of the Americas
39th Floor
New York, New York  10020-1104
Attention:  Ed Simnor
Telephone No.:  (212) 790-5352
Telecopy No.:   (212) 768-9044

The Sanwa Bank, Limited,           2.6666666667%            $ 5,333,333.33
  Atlanta Agency
Park Avenue Plaza
55 E. 52nd Street
New York, New York  10055
Attention:  Renko Hara
Telephone No.:  (212) 339-6390
Telecopy No.:   (212) 754-2368

The Sumitomo Bank, Limited         2.6666666667%            $ 5,333,333.33
100 S. Ashley Drive, Suite 1780
Tampa, Florida  33602
Attention:  M. Phillip Freeman
Telephone No.:  (813) 229-6002
Telecopy No.:   (813) 229-6372

Merita Bank Ltd., New York Branch  2.2222222222%            $ 4,444,444.44
437 Madison Avenue
New York, New York  10022
Attention:  Revella Perna
Telephone No.:  (212) 318-9345
Telecopy No.:   (212) 421-4420

Istituto Bancario San Paolo        2.2222222222%            $ 4,444,444.44
  Di Torino SPA
245 Park Avenue
New York, New York  10167
Attention:  Giovanni Lugato
         Account Officer
Telephone No.:  (212) 692-3195
Telecopy No.:   (212) 599-5303

Banque Francaise du Commerce       2.2222222222%            $ 4,444,444.44
  Exterieur
333 Clay Street, Suite 4340
Houston, Texas  77002
Attention:  Tim Polvado
Telephone No.:  (713) 759-9401
Telecopy No.:   (713) 759-9908

                                 SCHEDULE 1.1(c)

                FINNISH MARK LENDERS AND FINNISH MARK COMMITMENTS


                                   COMMITMENT
LENDER                              PERCENTAGE                COMMITMENT

First Union National Bank              50%                  $5,000,000.00
  of Florida
One First Union Center, TW-10
301 South College Street
Charlotte, North Carolina
  28288-0608
Attention: Syndication Agency
  Services
Telephone No.: (704) 383-0281
Telecopy No.:  (704) 382-0288


Merita Bank Ltd., New York Branch      50%                  $5,000,000.00
437 Madison Avenue
New York, New York  10022
Attention:  Revella Perna
Telephone No.:  (212) 318-9345
Telecopy No.:   (212) 421-4420

                                 SCHEDULE 1.1(d)

                          PLEDGE AGREEMENTS AND ISSUERS

         Pledge Agreement                                     Applicable Issuers

         1. BREED Pledge Agreement

         2. [Subsidiary Pledge
          Agreements]

                                 SCHEDULE 1.1(e)

                              SUBSIDIARY GUARANTORS

1.       BREED Automotive Florida, Inc.

2.       BREED Automotive West, Inc.

3.       Hamlin, Incorporated

4.       United Steering Systems, Inc.

                                   EXHIBIT A-1
                                       to
              Five-Year Credit Agreement dated as of April 30, 1997
                                  by and among
                            BREED Technologies, Inc.,
                   certain of its Subsidiaries party thereto,
                            BREED Technologies, Inc.,
                                  as Guarantor,
                           the Lenders party thereto,
                      First Union National Bank of Florida,
                            as Administrative Agent,
                                       and
                            The Chase Manhattan Bank,
                             as Documentation Agent


                              REVOLVING CREDIT NOTE


$  _________________                                         April ___,1997
(or the equivalent
thereof described
below)

     FOR VALUE RECEIVED, each of the undersigned, BREED Technologies, Inc., United Steering Systems, Inc., Auto Trim, Inc., Custom Trim, Ltd., BREED Italia, S.r.l., BREED Italian Holdings, S.r.l., Momo, S.p.A., Gallino Plasturgia, S.r.l., Italtest, S.r.l., BREED European Holdings Limited, Hamlin Electronics Europe Limited, United Steering Systems Clifford Limited, Hamlin, GmbH and VTI Hamlin Oy (collectively, the "Borrowers"), hereby severally promise to pay to the order of ____________________________________ (the "Bank"), at the times, at the place and in the manner provided in the Credit Agreement described below, the principal sum of up to ______________________ Dollars ($_____________) or
the aggregate unpaid principal Dollar Amount of all Loans disbursed to each such Borrower by the Bank under such Credit Agreement, together with interest at the rates as in effect from time to time with respect to each portion of the principal amount hereof, determined and payable as provided in Article III of such Credit Agreement.

         This Revolving Credit Note is a Revolving Credit Note referred to in, and is entitled to the benefits of, the Five-Year Credit Agreement dated as of April 30, 1997 (as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among the Borrowers, Breed Technologies, Inc., as Guarantor, the Lenders party thereto, First Union National Bank of Florida, as Administrative Agent, and The Chase Manhattan Bank, as Documentation Agent. The Credit Agreement contains, among other things, provisions for the time, place and manner of payment of this Revolving Credit Note, the determination of the interest rate borne by and fees payable in respect of this Revolving Credit Note, acceleration of the payment of this Revolving Credit Note upon the happening of certain stated events and the mandatory repayment of this Revolving Credit Note under certain circumstances. All capitalized terms used herein and not otherwise defined herein shall have the meaning assigned thereto in the Credit Agreement.

         The Borrowers hereby severally agree to pay on demand all costs of collection, including reasonable attorneys' fees, if any part of this Revolving Credit Note, principal or interest, is collected after maturity with the aid of an attorney.

         Diligence, presentment for payment, notice of dishonor, protest and notice of any kind (other than as explicitly required by the Credit Agreement) are hereby waived.

         THIS REVOLVING CREDIT NOTE IS MADE AND DELIVERED IN THE STATE OF NORTH CAROLINA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA.

         The Debt evidenced by this Revolving Credit Note is senior in right of payment to all Subordinated Debt referred to in the Credit Agreement.

                                             [Signature pages follow]

         IN WITNESS WHEREOF, each of the Borrowers has caused this Revolving Credit Note to be executed under seal by a duly authorized officer as of the day and year first above written.


[CORPORATE SEAL]                            BREED TECHNOLOGIES, INC.

                                            By:/s/Arthur R. Schauffert, Jr.
                                            Name: Arthur R. Schauffert, Jr.
                                            Title: Treasurer


[CORPORATE SEAL]                            UNITED STEERING SYSTEMS, INC.

                                            By:/s/Arthur R. Schauffert, Jr.
                                            Name: Arthur R. Schauffert, Jr.
                                            Title: Treasurer


[CORPORATE SEAL]                            AUTO TRIM, INC.

                                            By:/s/Stuart D. Boyd
                                            Name: Stuart D. Boyd
                                            Title: Secretary


[CORPORATE SEAL]                            CUSTOM TRIM, LTD.

                                            By:/s/Stuart D. Boyd
                                            Name: Stuart D. Boyd
                                            Title: Secretary


[CORPORATE SEAL]                            BREED ITALIA, S.R.L.

                                            By:/s/Charles J. Speranzella, Jr.
                                            Name: Charles J. Speranzella, Jr.
                                            Title: President


[CORPORATE SEAL]                            BREED ITALIAN HOLDINGS, S.R.L.

                                            By:/s/Charles J. Speranzella, Jr.

                                            Name:  Charles J. Speranzella, Jr.
                                            Title: Director


[CORPORATE SEAL]                            MOMO, S.P.A.

                                            By:/s/Charles J. Speranzella, Jr.
                                            Name: Charles J. Speranzella, Jr.
                                            Title: Director


[CORPORATE SEAL]                            GALLINO PLASTURGIA, S.R.L.

                                            By:/s/Charles J. Speranzella, Jr.
                                            Name: Charles J. Speranzella, Jr.
                                            Title: President



[CORPORATE SEAL]                            ITALTEST, S.R.L.

                                            By:/s/Charles J. Speranzella, Jr.
                                            Name:  Charles J. Speranzella, Jr.
                                            Title: President



[CORPORATE SEAL]                            BREED EUROPEAN HOLDINGS LIMITED

                                            By:/s/Charles J. Speranzella, Jr.
                                            Name:  Charles J. Speranzella, Jr.
                                            Title: President



[CORPORATE SEAL]                            HAMLIN ELECTRONICS EUROPE LIMITED

                                            By:/s/Charles J. Speranzella, Jr.
                                            Name:  Charles J. Speranzella, Jr.
                                            Title: Director



[CORPORATE SEAL]                            UNITED STEERING SYSTEMS CLIFFORD
                                            LIMITED

                                            By:/s/Charles J. Speranzella, Jr.
                                            Name:  Charles J. Speranzella, Jr.
                                            Title: Director/Secretary



[CORPORATE SEAL]                            HAMLIN ELECTRONICS, GMBH

                                            By:/s/Falk-I. Kromees
                                            Name: Falk- I. Krommes
                                            Title: Managing Director



[CORPORATE SEAL]                            VTI HAMLIN OY

                                            By:/s/Charles J. Speranzella, Jr.
                                            Name:  Charles J. Speranzella, Jr.
                                            Title: President

                                   EXHIBIT A-2
                                       to
              Five-Year Credit Agreement dated as of April 30, 1997
                                  by and among
                            BREED Technologies, Inc.,
                   certain of its Subsidiaries party thereto,
                            BREED Technologies, Inc.,
                                  as Guarantor,
                           the Lenders party thereto,
                      First Union National Bank of Florida,
                            as Administrative Agent,
                                       and
                            The Chase Manhattan Bank,
                             as Documentation Agent


                                  FINNISH MARK
                              REVOLVING CREDIT NOTE


$___________                                      April __, 1997
(or the equivalent
thereof described
below)

FOR VALUE RECEIVED, each of the undersigned, BREED Technologies, Inc. and VTI Hamlin Oy (collectively, the "Borrowers"), hereby severally promise to pay to the order of __________________________ (the "Bank"), at the times, at the place and in the manner provided in the Credit Agreement described below, the principal sum of up to ______________________ Dollars ($___________), or the
aggregate unpaid principal Dollar Amount of all Loans disbursed to each such Borrower by the Bank under such Credit Agreement, together with interest at the rates as in effect from time to time with respect to each portion of the principal amount hereof, determined and payable as provided in Article III of such Credit Agreement.

         This Finnish Mark Revolving Credit Note is a Finnish Mark Revolving Credit Note referred to in, and is entitled to the benefits of, the Five-Year Credit Agreement dated as of April __, 1997 (as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among the Borrowers, Breed Technologies, Inc., as Guarantor, the Lenders party thereto and First Union National Bank of Florida, as

Administrative Agent, and The Chase Manhattan Bank, as Documentation Agent. The Credit Agreement contains, among other things, provisions for the time, place and manner of payment of this Finnish Mark Revolving Credit Note, the determination of the interest rate borne by and fees payable in respect of this Finnish Mark Revolving Credit Note, acceleration of the payment of this Finnish Mark Revolving Credit Note upon the happening of certain stated events and the mandatory repayment of this Finnish Mark Revolving Credit Note under certain circumstances. All capitalized terms used herein and not otherwise defined herein shall have the meaning assigned thereto in the Credit Agreement.

         The Borrowers hereby severally agree to pay on demand all costs of collection, including reasonable attorneys' fees, if any part of this Finnish Mark Revolving Credit Note, principal or interest, is collected after maturity with the aid of an attorney.

         Diligence, presentment for payment, notice of dishonor, protest and notice of any kind (other than as explicitly required by the Credit Agreement) are hereby waived.

         THIS FINNISH MARK REVOLVING CREDIT NOTE IS MADE AND DELIVERED IN THE STATE OF NORTH CAROLINA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA.

         The Debt evidenced by this Finnish Mark Revolving Credit Note is senior in right of payment to all Subordinated Debt referred to in the Credit Agreement.


                                             [Signature pages follow]

         IN WITNESS WHEREOF, each of the Borrowers has caused this Finnish Mark Revolving Credit Note to be executed under seal by a duly authorized officer as of the day and year first above written.


[CORPORATE SEAL]                            BREED TECHNOLOGIES, INC.

                                            By:
                                            Name:
                                            Title:


[CORPORATE SEAL]                            VTI HAMLIN OY

                                            By:
                                            Name:
                                            Title:

                                   EXHIBIT A-3
                                       to
              Five-Year Credit Agreement dated as of April 30, 1997
                                  by and among
                            BREED Technologies, Inc.,
                   certain of its Subsidiaries party thereto,
                            BREED Technologies, Inc.,
                                  as Guarantor,
                           the Lenders party thereto,
                      First Union National Bank of Florida,
                            as Administrative Agent,
                                       and
                            The Chase Manhattan Bank,
                             as Documentation Agent


                                 SWINGLINE NOTE


$15,000,000.00                                           April __, 1997

         FOR VALUE RECEIVED, the undersigned, BREED TECHNOLOGIES, INC., a corporation organized under the laws of Delaware ("BREED"), hereby promises to pay to the order of FIRST UNION NATIONAL BANK OF FLORIDA (the "Bank"), at the times, at the place and in the manner provided in the Credit Agreement described below, the principal sum of up to Fifteen Million and No/100 Dollars ($15,000,000.00), or, if less, the aggregate unpaid principal amount of all Swingline Loans disbursed by the Bank under such Credit Agreement, together with interest at the rates as in effect from time to time with respect to each portion of the principal amount hereof, determined and payable as provided in
Article III of such Credit Agreement.

         This Swingline Note is the Swingline Note referred to in, and is entitled to the benefits of, the Five-Year Credit Agreement dated as of April __, 1997 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement") by and among BREED and certain Subsidiaries thereof, as Borrowers, BREED, as Guarantor, the Lenders party thereto and First Union National Bank of Florida, as Administrative Agent, and The Chase Manhattan Bank, as Documentation Agent. The Credit Agreement contains, among other things, provisions for the time, place and manner of payment of this Swingline Note, the determination of the interest rate borne by and fees payable in respect of this Swingline Note, acceleration of the payment of this Swingline Note upon the happening of certain stated events and the mandatory repayment of this Swingline Note under certain circumstances. All capitalized terms used herein and not otherwise defined herein shall have the meaning assigned thereto in the Credit Agreement.

         BREED agrees to pay on demand all costs of collection, including reasonable attorneys' fees, if any part of this Swingline Note, principal or interest, is collected after maturity with the aid of an attorney.

         Diligence, presentment for payment, notice of dishonor, protest and notice of any kind (other than as explicitly required by the Credit Agreement) are hereby waived.

         THIS SWINGLINE NOTE IS MADE AND DELIVERED IN THE STATE OF NORTH CAROLINA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA.

         The Debt evidenced by this Swingline Note is senior in right of payment to all Subordinated Debt referred to in the Credit Agreement.

         IN WITNESS WHEREOF, BREED has caused this Swingline Note to be executed under seal by a duly authorized officer as of the day and year first above written.

                                                     BREED TECHNOLOGIES, INC.

[CORPORATE SEAL]

                                                     By:
                                                        Name:
                                                        Title:

                                    EXHIBIT B
                                       to
              Five-Year Credit Agreement dated as of April 30, 1997
                                  by and among
                            BREED Technologies, Inc.,
                   certain of its Subsidiaries party thereto,
                            BREED Technologies, Inc.,
                                  as Guarantor,
                           the Lenders party thereto,
                      First Union National Bank of Florida,
                            as Administrative Agent,
                                       and
                            The Chase Manhattan Bank,
                             as Documentation Agent


                               NOTICE OF BORROWING


First Union National Bank
 of Florida, as Administrative Agent
One First Union Center, TW-10
301 South College Street
Charlotte, North Carolina  28288-0608
Attn:  Syndication Agency Services

Ladies and Gentlemen:

         This irrevocable Notice of Borrowing is delivered to you under Section 2.4(a) of the Five-Year Credit Agreement dated as of April ___, 1997 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among BREED Technologies, Inc. and certain of its Subsidiaries party thereto (collectively, the "Borrowers"), BREED Technologies, Inc., as Guarantor, the lenders party thereto (the "Lenders"), First Union National Bank of Florida, as Administrative Agent, and The Chase Manhattan Bank, as Documentation Agent.

         1. The undersigned Borrower(s) hereby request(s) that the Lenders make a Loan denominated in [Dollars] [Finnish Marks]

[applicable Alternative Currency] in the aggregate principal amount of $________________ (the "Loan").1

         2. The undersigned Borrower(s) hereby request(s) that the Loan be made on the following Business Day: _______________.2
         3.       This Loan shall be a _______________ Loan.3

         4. The undersigned Borrower(s) hereby request(s) that the [Revolving Credit] [Finnish Mark] Loan bear interest at the following interest rate, plus the Applicable Margin, as set forth below:

                           Termination Date for Interest

                           [Base Rate           [One, Two, or
                            or LIBOR            Three, Six or, if
                            Rate]4              permitted by Lenders,
                                                Twelve Months]

         5. The principal amount of all Loans outstanding as of the date hereof (including the requested Loan) does not exceed the maximum amount permitted to be outstanding pursuant to the terms of the Credit Agreement.

         6.       All of the conditions applicable to the Loan requested
herein as set forth in the Credit Agreement have been satisfied as
--------
1    Complete with a Permitted Currency and an amount in accordance with Section
     2.4 of the Credit Agreement.
2 Complete with a Business Day in accordance with Section 2.4 of the Credit Agreement.
3 Complete with either "Revolving Credit", "Finnish Mark" or "Swingline" in accordance with Section 2.3.
4 Revolving Credit Loans denominated in Dollars may bear interest at the Base Rate or the LIBOR Rate; Revolving Credit Loans denominated in an Alternative Currency shall bear interest at the LIBOR Rate; and Swingline Loans shall bear interest at the Base Rate. In each case the Applicable Margin shall be set forth in accordance with Section 3.1.

of the date hereof and will remain satisfied to the date of such Loan.

         7. No Default or Event of Default exists, and none will exist upon making the Loan requested herein.

         8. All capitalized undefined terms used herein have the meanings assigned thereto in the Credit Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Notice of Borrowing this ____ day of _______, ____.





                                            By:
                                            Name:
                                            Title:

                                    EXHIBIT C
                                       to
              Five-Year Credit Agreement dated as of April 30, 1997
                                  by and among
                            BREED Technologies, Inc.,
                   certain of its Subsidiaries party thereto,
                            BREED Technologies, Inc.,
                                  as Guarantor,
                           the Lenders party thereto,
                      First Union National Bank of Florida,
                            as Administrative Agent,
                                       and
                            The Chase Manhattan Bank,
                             as Documentation Agent


                              NOTICE OF PREPAYMENT


First Union National Bank
 of Florida, as Administrative Agent
One First Union Center
301 South College Street, TW-10
Charlotte, North Carolina 28288-0608
Attention: Syndication Agency Services

Ladies and Gentlemen:

         This irrevocable Notice of Prepayment is delivered to you by __________________, a corporation organized under the laws of _________________
(the "Borrower"), under Section 2.5(d) of the Five-Year Credit Agreement dated as of April ___, 1997 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among BREED Technologies, Inc. and certain of its Subsidiaries, as Borrowers, BREED Technologies, Inc., as Guarantor, the Lenders party thereto, First Union National Bank of Florida, as Administrative Agent, and The Chase Manhattan Bank, as Documentation Agent.

         1. The undersigned Borrower(s) hereby provides notice to the Administrative Agent that the undersigned Borrower(s) shall repay the following Base Rate Loans and/or LIBOR Rate Loans and/or
Swingline Loans: ____________________.1

         2. The undersigned Borrower(s) shall repay the above referenced Loans on the following Business Day: _______________.2

         3. All capitalized undefined terms used herein have the meanings assigned thereto in the Credit Agreement.


         IN WITNESS WHEREOF, the undersigned has executed this Notice of Prepayment this ____ day of _______, 19__.



[CORPORATE SEAL]

                                            By:______________________________
                                            Name:_________________________
                                            Title:________________________



--------
1 Complete with an amount in accordance with Section 2.5(d) of the Credit Agreement. If the Loan to be repaid is a LIBOR Rate Loan, specify whether such Loan (i) is a Revolving Credit Loan or a Finnish Mark Loan and (ii) is denominated in Dollars or an Alternative Currency (including, without limitation, Finnish Marks).

2 Complete with a Business Day in accordance with Section 2.5(d) of the Credit Agreement.

                                    EXHIBIT D
                                       to
              Five-Year Credit Agreement dated as of April 30, 1997
                                  by and among
                            BREED Technologies, Inc.,
                   certain of its Subsidiaries party thereto,
                            BREED Technologies, Inc.,
                                  as Guarantor,
                           the Lenders party thereto,
                      First Union National Bank of Florida,
                            as Administrative Agent,
                                       and
                            The Chase Manhattan Bank,
                             as Documentation Agent

                        NOTICE OF CONVERSION/CONTINUATION


First Union National Bank
 of Florida, as Administrative Agent
One First Union Center, TW-10
301 South College Street
Charlotte, North Carolina  28288-0608
Attn:  Syndication Agency Services

Ladies and Gentlemen:

         This irrevocable Notice of Conversion/Continuation (the "Notice") is delivered to you under Section 3.2 of the Five-Year Credit Agreement dated as of April __, 1997 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among BREED Technologies, Inc. and certain Subsidiaries, as Borrowers, BREED Technologies, Inc., as Guarantor, the lenders party thereto (the "Lenders"), First Union National Bank of Florida, as Administrative Agent, and The Chase Manhattan Bank, as Documentation Agent.

         1. This Notice of Conversion/Continuation is submitted for the purpose of: (Complete applicable information.)

         (a)      [Converting] [continuing] a               Loan [into]
                  [as] a               Loan.1

         (b) Such Loan is denominated in [Insert Permitted Currency] and the Dollar Amount of the aggregate outstanding principal balance of such Loan is $__________.

         (c)      The last day of the current Interest Period for such Loan
                  is               .2

         (d) The principal amount of such Loan to be [converted] [continued] is $_______________.3

         (e) The requested effective date of the [conversion] [continuation] of such Loan is _______________.4

         (f) The requested Interest Period applicable to the [converted] [continued] Loan is _______________.5

         2. The principal amount of all Loans outstanding as of the date hereof does not exceed the maximum amount permitted to be outstanding pursuant to the terms of the Credit Agreement.

         3. All of the conditions applicable to the Loan requested herein as set forth in the Credit Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such Loan.

         4. No Default or Event of Default exists, and none will exist upon the conversion or continuation of the Loan requested herein.

         5. All capitalized undefined terms used herein have the meanings assigned thereto in the Credit Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Notice of Conversion/Continuation this ____ day of __________, 19__.





                                            By:
                                            Name:
                                            Title:

                                    EXHIBIT E
                                       to
              Five-Year Credit Agreement dated as of April 30, 1997
                                  by and among
                            BREED Technologies, Inc.,
                   certain of its Subsidiaries party thereto,
                            BREED Technologies, Inc.,
                                  as Guarantor,
                           the Lenders party thereto,
                      First Union National Bank of Florida,
                            as Administrative Agent,
                                       and
                            The Chase Manhattan Bank,
                             as Documentation Agent


                        OFFICER'S COMPLIANCE CERTIFICATE


         The undersigned, on behalf of BREED Technologies, Inc., a corporation organized under the laws of Delaware ("Breed"), on behalf of the Borrowers described below, hereby certifies to First Union National Bank of Florida, as Administrative Agent (the "Administrative Agent"), as follows:

         1. This Certificate is delivered to you pursuant to Section 6.2 of the Five-Year Credit Agreement dated as of April __, 1997 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among BREED and certain Subsidiaries thereof, as Borrowers, BREED, as Guarantor, the lenders party thereto (the "Lenders"), the Administrative Agent and The Chase Manhattan Bank, as Documentation Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

         2. I have reviewed the financial statements of Breed and its Subsidiaries dated as of _______________ and for the _______________ period[s] then ended and such statements fairly present the financial condition of BREED and its Subsidiaries as of the dates indicated and the results of their operations and cash flows for the period[s] indicated.

     3. I have reviewed the terms of the Credit Agreement, the Notes and the related Loan Documents and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and the condition of BREED and its Subsidiaries during the accounting period covered by the financial statements referred to in Paragraph 2 above. Such review has not disclosed the existence during or at the end of such accounting period of any condition or event that constitutes a Default or an Event of Default, nor do I have any knowledge of the existence of any such condition or event as at the date of this Certificate [except, [if such condition or event existed or exists, describe the nature and period of existence thereof and what action the Borrowers have taken, are taking and propose to take with respect thereto]].

         4. The Applicable Margin and calculations determining such figure are set forth on the attached Schedule 1.

         5. BREED and its Subsidiaries are in compliance with the covenants contained in Article VIII of the Credit Agreement as shown on such Schedule 1 and BREED and its Subsidiaries are in compliance with the other covenants and restrictions contained in Articles VII and IX of the Credit Agreement.

         6. The calculations of the total assets of each Subsidiary of BREED for the purpose of determining which Subsidiaries are Material Subsidiaries are set forth on the attached Schedule 1.


         WITNESS the following signatures as of the _____ day of______, _____


                                            BREED TECHNOLOGIES, INC.
                                            By:
                                            Name:
                                            Title:

                                   Schedule 1
                                       to
                        Officer's Compliance Certificate

I.       Applicable Margin.

         [To Be Completed Pursuant to the Credit Agreement]

                                   Schedule 1
                                       to
                        Officer's Compliance Certificate

II.      Compliance with the Financial Covenants.


A.       Leverage Ratio.

         [To Be Completed Pursuant to the Credit Agreement]


B.       Minimum Net Worth.

         [To Be Completed Pursuant to the Credit Agreement]


C.       Interest Coverage Ratio.

         [To Be Completed Pursuant to the Credit Agreement]

                                   Schedule 1
                                       to
                        Officer's Compliance Certificate

III.     Total Assets of each Subsidiary.


A.       Material Subsidiaries.

                                                            Percentage of
                  Subsidiary        Total Assets            Total Assets

         1.

         2.

         3.


         Note: Breed and the Subsidiaries of Breed which comprise "Material Subsidiaries" (as defined in the Credit Agreement) shall at all times have total assets equal to or greater than ninety percent (90%) of the Consolidated total assets of Breed and its Subsidiaries.


B.       Non-Material Subsidiaries.

                                                            Percentage of
                  Subsidiary        Total Assets            Total Assets

         1.

         2.

         3.

                                    EXHIBIT F
                                       to
              Five-Year Credit Agreement dated as of April 30, 1997
                                  by and among
                            BREED Technologies, Inc.,
                   certain of its Subsidiaries party thereto,
                            BREED Technologies, Inc.,
                                  as Guarantor,
                           the Lenders party thereto,
                      First Union National Bank of Florida,
                            as Administrative Agent,
                                       and
                            The Chase Manhattan Bank,
                             as Documentation Agent


                            ASSIGNMENT AND ACCEPTANCE

                                                    Dated _________

         Reference is made to the Five-Year Credit Agreement dated as of April __, 1997 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among BREED Technologies, Inc. and certain Subsidiaries thereof, as Borrowers, BREED Technologies, Inc., as Guarantor, the lenders party thereto (the "Lenders"), First Union National Bank of Florida, as Administrative Agent (the "Administrative Agent") and The Chase Manhattan Bank, as Documentation Agent. Capitalized terms which are defined in the Credit Agreement and which are used herein without definition shall have the same meanings herein as in the Credit Agreement.

         _____________________________________ (the "Assignor") and
____________________________ (the "Assignee") agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, as of the Effective Date (as defined below), a ____% interest (the "Assigned Interest") in and to all of the Assignor's interests, rights and obligations under the Credit Agreement and the other Loan Documents and all Collateral and the Assignor thereby retains ____% of its interest therein (the "Retained Interest"). This Assignment and Acceptance is entered pursuant to, and authorized by, Section
13.10 of the Credit Agreement.

         2. The Assignor (a) represents that, as of the date hereof, (i) its Commitment Percentage (without giving effect to assignments thereof which have not yet become effective) under the Credit Agreement, (ii) the outstanding balance of its Revolving Credit Loans (unreduced by any assignments thereof which have not yet become effective) under the Credit Agreement [, (iii) the outstanding balance of its Finnish Mark Loans (unreduced by any assignments thereof which have not yet become effective) under the Credit Agreement and (iv) the outstanding balance of its Swingline Loans (unreduced by any assignments thereof which have not yet become effective)] are each set forth in Section 2 of
Schedule I hereto; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, other than that the Assignor is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the performance or observance by the Borrowers of any of their obligations under the Credit Agreement or any other Loan Document; and (d) attaches the Revolving Credit Note [, the Finnish Mark Note and the Swingline Note, as applicable] delivered to it under the Credit Agreement and requests that the Borrowers exchange such [Note] [Notes] for new Notes payable to each of the Assignor and the Assignee as follows:

         Revolving Credit Note
         Payable to the Order of:                Principal Amount of Note:

                                                 $_________


                                                 $_________


         Finnish Mark Note
         Payable to the Order of:                Principal Amount of Note:

                                                 $_________


                                                 $_________

         Swingline Note
         Payable to the Order of:                Principal Amount of Note:

                                                 $_________

         3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor or any other Lender or the Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) confirms that it is an Eligible Assignee; (e) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the agent by the terms thereof, together with such powers as are reasonably incidental thereto; (f) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender; and
(g) agrees that it will keep confidential all non-public information with respect to the Borrowers obtained pursuant to the Loan Documents in accordance with Section 13.10(g) of the Credit Agreement.

         4. The effective date for this Assignment and Acceptance shall be as set forth in Section 1 of Schedule I hereto (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for consent thereby and by the Borrowers and acceptance and recording in the Register.

         5. Upon such consents, acceptance and recording, from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and the other Loan Documents to which Lenders are parties and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender under each such agreement, and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents.

         6. Upon such consents, acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

         7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE DEEMED TO BE A CONTRACT UNDER SEAL AND SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE Of NORTH CAROLINA, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

                                            ASSIGNOR:


                                            Commitment Percentage ____%

                                            By:
                                            Name:
                                            Title:


                                            ASSIGNEE:


                                            Commitment Percentage ____%

                                            By:
                                            Name:
                                            Title:

Acknowledged and Consented to by:

BREED TECHNOLOGIES, INC., on behalf of
  itself and the other Borrowers


By:____________________________________
Name:  _____________________________
Title: _____________________________



Consented to and Accepted by:

FIRST UNION NATIONAL BANK OF FLORIDA,
  as Administrative Agent


By:____________________________________
Name:______________________________
Title:______________________________

                                   Schedule I
                                       to
                            Assignment and Acceptance

1.       Effective Date

2.       Assignor's Interest
         Prior to Assignment

         (a)      Commitment Percentage
                  of Assignor                                         %

         (b)      Outstanding balance
                  of Assignor's Revolving
                  Credit Loans                              $

         [(c)     Outstanding balance of
                  Assignor's Finnish Mark Loans             $

         (d)      Outstanding balance of
                  Assignor's Swingline
                  Loans                                     $          ]

3.       Assigned Interest
         (from Section 1)                                             %

4.       Assignee's Extensions of Credit
         After Effective Date

         (a)      Outstanding balance of
                  Assignee's Revolving
                  Credit Loans
                  (line 2(b) times line 3)                  $


         [(b)     Outstanding balance of
                  Assignee's Finnish Mark Loans
                  (line 2(b) times 3)                       $


         (c)      Outstanding balance of
                  Assignee's Swingline Loans
                  (line 2(d))                               $          ]

5.       Retained Interest of Assignor after
         Effective Date

         (a)      Retained Interest (from
                  Section 1)                                             %

         (b)      Outstanding balance of
                  Assignor's Revolving Credit
                  Loans (line 2(b) times
                  line 5(a))                                $

         [(c)     Outstanding balance of
                  Assignor's Finnish Mark Loans
                  (line 2(c) times line 5(a))               $
         (d)      Outstanding balance of
                  Assignor's Swingline Loans
                  (line 2(d) times line 5(a))               $          ]

6.       Payment Amount                                     $

7.       Payment Instructions

         (a)      If payable to Assignor,
                  to the account of Assignor to:




                  Routing No.:
                  Account No.:
                  Attn:
                  Reference:

         (b)      If payable to Assignee,
                  to the account            of Assignee to:




                  Routing No.:
                  Account No.:
                  Attn:
                  Reference:

                                    EXHIBIT G
                                       to
              Five-Year Credit Agreement dated as of April 30, 1997
                                  by and among
                            BREED Technologies, Inc.,
                   certain of its Subsidiaries party thereto,
                            BREED Technologies, Inc.,
                                  as Guarantor,
                           the Lenders party thereto,
                      First Union National Bank of Florida,
                            as Administrative Agent,
                                       and
                            The Chase Manhattan Bank,
                             as Documentation Agent


                          NOTICE OF ACCOUNT DESIGNATION


                                                  Dated _________


First Union National Bank
 of Florida, as Administrative Agent
One First Union Center, TW-10
301 South College Street
Charlotte, North Carolina  28288-0608
Attn:  Syndication Agency Services

Ladies and Gentlemen:

         This Notice of Account Designation is delivered to you by BREED Technologies, Inc., a corporation organized under the laws of Delaware ("BREED"), on behalf of the Borrowers described below, under Section 4.2(f)(i) of the Five-Year Credit Agreement dated as of April __, 1997 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement") by and among BREED and certain Subsidiaries thereof, as Borrowers, BREED, as Guarantor, the Lenders party thereto, First Union National Bank of Florida, as Administrative Agent (the "Administrative Agent"), and The Chase Manhattan Bank, as Documentation Agent.

         The Administrative Agent is hereby authorized to disburse all Loan proceeds into the following account(s):

                              [Insert name of bank/
                               ABA Routing Number/
                               and Account Number]

         IN WITNESS WHEREOF, the undersigned has executed this Notice of Account Designation this _____ day of _______, 19__.


[CORPORATE SEAL]                            BREED TECHNOLOGIES, INC.


                                            By:
                                            Name:
                                            Title:

                                    EXHIBIT H
                                       to
              Five-Year Credit Agreement dated as of April 30, 1997
                                  by and among
                            BREED Technologies, Inc.,
                   certain of its Subsidiaries party thereto,
                            BREED Technologies, Inc.,
                                  as Guarantor,
                           the Lenders party thereto,
                      First Union National Bank of Florida,
                            as Administrative Agent,
                                       and
                            The Chase Manhattan Bank,
                             as Documentation Agent


                            FORM OF PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT (the "Pledge Agreement"), dated as of April __, 1997, is made by __________________________, a corporation organized under the laws of ____________ (the "Pled gor"), in favor of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association, as Administrative Agent (the "Administrative Agent"), for the ratable benefit of itself and the financial institutions (the "Lenders") that are, or may from time to time become, parties to the Credit Agreements (as hereinafter defined).

                              STATEMENT OF PURPOSE

         Pursuant to the terms of the Five-Year Credit Agreement of even date by and among BREED Technologies, Inc. ("BREED") and certain of its subsidiaries, as Borrowers, BREED, as Guarantor, the Lenders party thereto, the Administrative Agent and The Chase Manhattan Bank, as Documentation Agent (as amended, restated, supplemented or otherwise modified from time to time, the "Five-Year Credit Agreement") and the 364-Day Credit Agreement of even date by and among BREED and certain of its subsidiaries, as Borrow ers, BREED, as Guarantor, the Lenders party thereto, the Administrative Agent and The Chase Manhattan Bank, as Documentation Agent (as amended, restated, supplemented or otherwise modified from time to time, the "364-Day Credit Agreement" and, together with the Five-Year Credit Agreement, the "Credit Agreements"), the Lenders extended certain credit facilities to the Borrowers as more particularly described therein.

         The Pledgor is the legal and beneficial owner of (a) the shares of Pledged Stock (as hereinafter defined) issued by certain corporations as specified on Schedule I attached hereto and incor porated herein by reference (collectively, the "Issuers") and (b) the Partnership Interests (as hereinafter defined) in the partner ships and limited liability companies listed on Schedule I hereto (collectively, the "Partnerships").

         In connection with the transactions contemplated by the Credit Agreements and as a condition precedent thereto, the Lenders have requested, and the Pledgor has agreed to execute and deliver, this Pledge Agreement with the Pledged Stock to the Administrative Agent, for the ratable benefit of itself and the Lenders.

         NOW, THEREFORE, in consideration of the foregoing premises and to induce the Administrative Agent and the Lenders to enter into and make available Loans pursuant to the Credit Agreements, the Pledgor hereby agrees with the Administrative Agent, for the ratable benefit of itself and the Lenders.

     1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreements and used herein are so used as so defined, and the following terms shall have the following meanings:

                  "Code" means the Uniform Commercial Code from time to time in effect in the State of North Carolina.

                  "Collateral" means the Stock Collateral and the Partnership Collateral.

                  "Obligations" means the collective reference to the Pledgor's obligations under each Credit Agreement and each Loan Document to which such Pledgor is a party.

                  "Partnership Collateral" means all of the Partnership Inter-ests of the Pledgor in the Partnerships and all Proceeds therefrom.

                  "Partnership   Interests"  means  the  entire  partnership  or
         membership  interest  of the  Pledgor  in each  Partnership  listed  on
         Schedule I hereto, including, without limita tion, the Pledgor's capital account, its or his interest as a partner or member in the net cash flow, net profit and net loss, and items of income, gain, loss, deduction and credit of the Partnerships, its interest in all distributions made or to be made by the Partnerships to the Pledgor and all of the other economic rights, titles and interests of the Pledgor as a partner or member of the Partnerships, whether set forth in the partnership agreement or membership agreement of the Partnerships, by separate agreement or otherwise.

                  "Pledge Agreement" means this Pledge Agreement, as amended, restated, supplemented or otherwise modified from time to time.

                  "Pledged  Stock"  means the  shares of  capital  stock of each
         Issuer listed on Schedule I hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by such Issuer to the Pledgor while this Pledge Agreement is in effect.

                  "Proceeds"  means all  "proceeds"  as such term is  defined in
         Section 9-306(1) of the Code on the date hereof and, in any event, shall include, without limi tation, all dividends or other income from the Pledged Stock and Partnership Interests, collections thereon, proceeds of sale thereof or distributions with respect thereto.

                  "Stock Collateral" means the Pledged Stock and all Proceeds therefrom.

         2. Pledge and Grant of Security Interest. The Pledgor hereby delivers to the Administrative Agent, for the ratable benefit of itself and the Lenders, all the Pledged Stock and hereby grants to the Administrative Agent, for the ratable benefit of itself and the Lenders, a first priority security interest in the Pledged Stock and all other Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

         3.       Stock Powers; Register of Pledge.

         (a) Concurrently with the delivery to the Administrative Agent of each certificate representing one or more shares of Pledged Stock, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor with, if the Administrative Agent so requests, signature guaran teed.

         (b) Concurrently with the execution of this Pledge Agreement, the Pledgor will send to each Partnership written instructions substantially in the form of Exhibit A hereto and shall cause each Partnership to, and each Partnership shall, deliver to the Administrative Agent the Transaction Statement in the form of Exhibit B hereto, confirming that each Partnership has registered the pledge effected by this Pledge Agreement on its books.

         4. Pledgor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Pledgor shall remain liable to perform all of its duties and obligations as a partner of the Partnerships to the same extent as if this Pledge Agreement had not been executed, (b) the exercise by the Administrative Agent or any Lender of any of its rights hereunder shall not release the Pledgor from any of its duties or obligations as a partner of the Partnerships, and (c) neither the Administrative Agent nor any Lender shall have any obligation or liability as a partner of the Partnerships by reason of this Pledge Agreement.

     5. Representations and Warranties. To induce the Administrative Agent and the Lenders to execute the Credit Agreements and make any Loans and to accept the security contemplated hereby, the Pledgor hereby represents and warrants that:

                  (a) the Pledgor has the corporate power, authority and legal right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Pledge Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Pledge Agreement;

                  (b) this Pledge Agreement constitutes a legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

                  (c) the execution, delivery and performance of this Pledge Agreement will not violate any provision of any Applicable Law or contractual obligation of the Pledgor and will not result in the creation or imposition of any Lien on any of the properties or the revenues of the Pledgor pursuant to any Applicable Law or contractual obligation, except as contemplated hereby and by the Credit Agreements;

                  (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Pledgor or any Issuer or any general or limited partner of any Partnership), is required in connection with the execution, delivery, performance, validity or enforceability against the Pledgor of this Pledge Agreement, except (i) as may be required in connection with the disposition of the Pledged Stock and the Partnership Interests by laws affecting the offering and sale of securities generally, and (ii) filings under the Uniform Commercial Code;

                  (e) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Pledgor, threatened by or against the Pledgor or against any of its properties or revenues with respect to this Pledge Agreement or any of the transactions contemplated hereby;

                  (f) the shares of Pledged Stock listed on Schedule I constitute all of the issued and outstanding shares of all classes of the capital stock of each Issuer that is a Domestic Subsidiary and constitute _____% of all of the issued and outstanding shares of all classes of capital stock of each Issuer that is a Foreign Subsidiary, and Schedule I accurately reflects such Pledgor's Partnership Interest in each of the Partnerships and the Partnership Interests pledged by the Pledgor constitute all of the outstanding ownership interests in which the Pledgor has any right, title or interest in each Partnership which is a Domestic Subsidiary and constitutes _____% of the outstanding ownership interests in which the

         Pledgor has any right, title and interest in each Partnership which is a Foreign Subsidiary;

                  (g) all the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable and all of the Partnership Interests have been duly and validly issued;

                  (h) the Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock and Partnership Interests listed on Schedule I, free of any and all Liens or options in favor of, or claims of, any other Per son, except the Credit Agreements and the Lien created by this Pledge Agreement;

                  (i) upon delivery to the Administrative Agent of the stock certificates evidencing the Pledged Stock, the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority Lien on the Collateral, enforceable as such against all creditors of the Pledgor and any Persons purporting to purchase any of the Collateral from the Pledgor; and

                  (j) the Pledgor has delivered to the Administrative Agent true and complete copies of the partnership agreements for each of the Partnerships which partnership agreements are currently in full force and effect and have not been amended or modified except as disclosed to the Administrative Agent in writing.

         6. Certain Covenants. The Pledgor covenants and agrees with the Administrative Agent, for the ratable benefit of itself and the Lenders, that, from and after the date of this Pledge Agreement until the Obligations are paid in full and the Commitments are terminated:

                  (a) On or before the date of execution of this Pledge Agreement, the Pledgor shall cause each of the partners of each of the Partnerships to execute a consent in the form attached hereto evidencing the consent of the partners to the pledge of the Partnership Interests pursuant to this Pledge Agreement.

                  (b) The Pledgor agrees that as a partner in the Partner ships it will abide by, perform and discharge each and every obligation, covenant and agreement to be abided by, performed or discharged by Pledgor under the terms of the partnership agreements of the Partnerships, at no cost or expense to the Administrative Agent and the Lenders.

                  (c) If the Pledgor shall, as a result of its ownership of the Collateral, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Collateral, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Administrative Agent, hold the same in trust for the Administrative Agent and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by the Pledgor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations; provided, that at no time shall the Pledged Stock or Partnership Interests of any Issuer or Partnership that is a Foreign Subsidiary exceed 66.00% of the Pledged Stock or Partnership Interests of such Subsidiary. In addition, any sums paid upon or in respect of the Collateral upon the liquidation or disso lution of any Issuer or Partnership shall be held by the Administrative Agent as additional collateral security for the Obligations.

                  (d) Without the prior written consent of the Administrative Agent, the Pledgor will not (i) vote to enable, or take any other action to permit, any Issuer or Partnership to issue any stock, partnership interests, limited liability company interests or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock, partnership interests, limited liability company interests or other equity securities of any nature of such Issuer or Partnership,
         (ii) except as expressly provided to the contrary herein, consent to any modification, extension or alteration of the terms of any partnership agreement of the Partnerships, (iii) accept a surrender of any partnership agreement of any of the Partner ships or waive any breach of or default under any partnership agreement of any of the Partnerships by any other party there to, (iv) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (v) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement. The Pledgor will defend the right, title and interest of the Administrative Agent in and to the Collateral against the claims and demands of all Persons whomsoever.

                  (e) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Administrative Agent, duly endorsed in a manner satisfac tory to the Administrative Agent, to be held as Collateral pursuant to this Pledge Agreement.

                  (f) The Pledgor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

                  (g)  On or  prior  to  the  formation  or  acquisition  of any
         Subsidiary of the Pledgor, the Pledgor agrees to execute such amendments and supplements to this Pledge Agreement, including, without limitation, the Pledge Agreement Supplement attached hereto, and such other documents and instruments as required pursuant to Section 7.12 of each Credit Agreement.

          7. Cash Dividends and Distributions; Voting Rights. Unless an Event of Default shall have occurred and be continuing and the

Administrative Agent shall have given notice to the Pledgor of the Administrative Agent's intent to exercise its rights pursuant to Paragraph 8 below, the Pledgor shall be permitted to receive all cash dividends and shareholder and partnership distributions paid in accordance with the terms of each Credit Agreement in respect of the Collateral and to exercise all voting and corporate or partnership rights, as applicable, with respect to the Collateral; provided, that no vote shall be cast or corporate or partnership right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would impair the collateral or which would be inconsistent with or result in any violation of any provision of either Credit Agreement, the Notes, any other Loan Documents or this Pledge Agreement.

         8.       Rights of the Administrative Agent.

         (a) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the Pledgor, (i) the Administrative Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and partnership distributions in respect of the Partnership Interests and make application thereof to the Obligations in the order set forth in Section 3.5 of each Credit Agreement and (ii) all shares of the Pledged Stock and the Partnership Interests shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (A) all voting, corporate, partnership and other rights pertaining to such shares of the Pledged Stock or Partnership Interests at any meeting of sharehold ers or partners of the applicable Issuer or Partnership or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock or Partnership Interests as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock or Partnership Interests upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the applicable Issuer or Partnership, or upon the exercise by the Pledgor or the Administrative Agent of any right, privilege or option pertaining to such shares of the Pledged Stock or the Partnership Interests, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock or the Partnership Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

         (b) The rights of the Administrative Agent and the Lenders hereunder shall not be conditioned or contingent upon the pursuit by the Administrative Agent or any Lender of any right or remedy against the Pledgor or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee thereof or right of offset with respect thereto. Neither the Administrative Agent nor any Lender shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Administrative Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

         9. Remedies. If an Event of Default shall occur and be continuing, with the consent of the Required Lenders, the Administrative Agent may, and upon the request of the Required Lenders, the Administrative Agent shall, exercise on behalf of itself and the Lenders, all rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, and in addition thereto, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing with regard to the scope of the Administrative Agent's remedies, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, any Issuer, any Partnership or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Administrative Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeep ing of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel thereto, to the payment in whole or in part of the Obligations, in the order set forth in Section 3.5 of each Credit Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. The Pledgor further waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the Code.

         10.      Registration Rights; Private Sales.

         (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Paragraph 9 hereof, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Pledgor will cause the applicable Issuer to (i) execute and deliver, and cause the directors and officers of the applicable Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Administrative Agent, necessary or advis able to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) to make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor agrees to cause the applicable Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

         (b) The Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be com pelled to resort to one or more private sales thereof to a re stricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstanc es, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the applicable Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the applicable Issuer would agree to do so.

         (c) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this Paragraph 10 valid and binding and in compliance with any and all other Applicable Laws. The Pledgor further agrees that a breach of any of the covenants contained in this Paragraph 10 will cause irreparable injury to the Administrative Agent and the Lenders not compensable in damages, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Paragraph 10 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under either Credit Agreement.

     11. Amendments, etc. With Respect to the Obligations. The Pledgor shall remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby, notwithstanding that, without any reservation of rights against the Pledgor, and without notice to or further assent by the Pledgor, any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender, and any of the Obligations continued, and the Obligations, or the liability of the Pledgor or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Administrative Agent or any Lender, and either Credit Agreement, the Notes, any other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, as the Lenders (or the Required Lenders, as the case may be) may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Obligations or any property subject thereto. The Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon this Pledge Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Pledge Agreement; and all dealings between the Pledgor, on the one hand, and the Administrative Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Pledge Agreement. The Pledgor waives dili gence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Pledgor with respect to the Obligations.

         12. No Subrogation. Notwithstanding any payment or payments made by the Pledgor hereunder, or any setoff or application of funds of the Pledgor by the Administrative Agent, or the receipt of any amounts by the Administrative Agent with respect to any of the Collateral, the Pledgor shall not be entitled to be subrogated to any of the rights of the Administrative Agent against any Borrower or the Guarantor or against any other collateral security held by the Administrative Agent for the payment of the Obligations, nor shall the Pledgor seek any reimbursement from any Borrower or the Guarantor in respect of payments made by the Pledgor in connection with the Collateral, or amounts realized by the Administrative Agent in connection with the Collateral, until all amounts owing to the Administrative Agent and Lenders on account of the Obligations are paid in full and each Credit Agreement is terminated. If any amount shall be paid to the Pledgor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Pledgor in trust for the Administrative Agent, segregated from other funds of the Pledgor, and shall, forthwith upon receipt by the Pledgor, be turned over to the Administrative Agent in the exact form received by the Pledgor (duly indorsed by the Administrative Agent, if required) to be applied against the Obligations, whether matured or unmatured, in such order as set forth in each Credit Agreement.

         13. Limitation on Duties Regarding Collateral. The Administrative Agent's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its posses sion, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar securities and property for its own account. Neither the Administrative Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

         14. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral constitute irrevocable powers coupled with an interest.

         15.      Severability.  Any provision of this Pledge Agreement
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such
prohibition or unenforceability without invalidating the remaining
provisions  hereof,  and  any  such  prohibition  or   unenforceability  in  any
jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     16.  Paragraph  Headings.  The  paragraph  headings  used  in  this  Pledge
Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         17. No Waiver; Cumulative Remedies. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Paragraph 18 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         18. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Pledge Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Administrative Agent; provided that any consent by the Administrative Agent to any waiver, amendment, supplement or modification hereto shall be subject to approval thereof by the Lenders or Required Lenders, as applicable, in accordance with Section 13.11 of each Credit Agreement. This Pledge Agreement shall be binding upon the succes sors and assigns of the Pledgor and shall inure to the benefit of the Administrative Agent, the Lenders and their respective succes sors and assigns. This Pledge Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of North Carolina.

         19. Notices. All notices and communications hereunder shall be given to the addresses and otherwise in accordance with Section
13.1 of each Credit Agreement.

         20. Irrevocable Authorization and Instruction to Issuers. The Pledgor hereby authorizes and instructs each Issuer and Partnership to comply with any instruction received by it from the Administrative Agent in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that such Issuer and Partnership shall be fully protected in so complying.

         21. Authority of Administrative Agent. The Pledgor acknowl edges that the rights and responsibilities of the Administrative Agent under this Pledge Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreements and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Pledgor, the Administrative Agent shall be conclusively presumed to be acting as agent for itself and the Lenders with full and valid authority so to act or refrain from acting, and neither the Pledgor nor any Issuer or Partnership shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

         22. Consent to Jurisdiction. The Pledgor hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina, in any action, claim or other proceeding arising out of or any dispute in connection with this Pledge Agreement, any rights or obligations hereunder, or the performance of such rights and obligations. The Pledgor hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Administrative Agent or any Lender in connection with this Pledge Agreement, any rights or obligations hereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner provided in
Section 13.1 of each Credit Agreement. Nothing in this Paragraph 22 shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against the Pledgor or its properties in the courts of any other jurisdictions.

         23.      Binding Arbitration; Waiver of Jury Trial.

         (a) Binding Arbitration. Upon demand of any party, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Pledge Agreement or any other Loan Documents ("Disputes"), between or among parties to this Pledge Agreement or any other Loan Document shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims concerning any aspect of the past, present or future relationships arising out or connected with the Loan Documents. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted.

         (b) Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE ADMINISTRATIVE AGENT, EACH LENDER AND THE PLEDGOR HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS PLEDGE AGREEMENT OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

         (c) Preservation of Certain Remedies. Notwithstanding the preceding binding arbitration provisions, the parties hereto and the Loan Documents preserve, without diminution, certain remedies that such Persons may employ or exercise freely, either alone, in conjunction with or during a Dispute. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Loan Documents or under applicable law or by judicial foreclosure and sale, (ii) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property, (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding, and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

         24. Entire Agreement; Term of Agreement. This Agreement, together with the other Loan Documents, constitutes the entire agreement with respect to the subject matter hereof and supersedes all prior agreements with respect to the subject matter hereof. This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations shall have been indefeasibly and irrevocably paid and satisfied in full and the Commitments terminated.

         IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

[CORPORATE SEAL]


                                            By:
                                            Name:
                                            Title:

                           ACKNOWLEDGEMENT AND CONSENT

         Each Issuer of Pledged Stock referred to in the foregoing Pledge Agreement hereby acknowledges receipt of a copy thereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. Each Issuer agrees to notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Paragraph 6(c) of the Pledge Agreement. Each Issuer further agrees that the terms of Paragraph 10 of the Pledge Agreement shall apply to it with respect to all actions that may be required of it under or pursuant to or arising out of Paragraph 10 of the Pledge Agreement.


                                            By:
                                            Name:
                                            Title:



                                            By:
                                            Name:
                                            Title:

                 ACKNOWLEDGEMENT AND CONSENT BY EACH PARTNERSHIP

         The undersigned partners of the Partnership referred to in the foregoing Pledge Agreement (a) hereby acknowledge receipt of a copy thereof, (b) hereby acknowledge and consent to the pledge of the Pledgor's interest in the Partnership pursuant thereto and upon exercise by the Administrative Agent of its remedies thereunder and at the option of the Administrative Agent, the substitution of the Administrative Agent as a partner in the Partnership, and
(c) agree that the Administrative Agent may freely assign its interest thereunder without further consent of the partners.


                     ,                                                         ,
__________ Partner of                                      __________ Partner of

                                                                    SCHEDULE I
                                                                    To Pledge
                                                                    Agreement

                          DESCRIPTION OF PLEDGED STOCK

                                  Subsidiaries


                                                                  Percentage of
                                                                 all Outstanding
                                                                    issued
 Issuer     Class of Stock    Certificate No.   No. of Shares     Capital Stock



                       DESCRIPTION OF PARTNERSHIP INTEREST

                                  Partnerships

Partnership                                           Partnership Interest

                           PLEDGE AGREEMENT SUPPLEMENT

     PLEDGE AGREEMENT SUPPLEMENT, dated as of _______________, _____ (the "Supplement"), made by ______________________________, a corporation organized under the laws of ______________________ (the "Pledgor"), in favor of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association, as Administrative Agent (in such capacity, the "Administrative Agent"), under the Credit Agreements (as defined in the Pledge Agreement referred to below), for the benefit of itself and the Lenders.

         1. Reference is hereby made to that Pledge Agreement, dated as of April __, 1997, made by the Pledgor in favor of the Administrative Agent (as amended, restated, supplemented or otherwise modified as of the date hereof, the "Pledge Agreement"). This Supplement supplements the Pledge Agreement, forms a part thereof and is subject to the terms thereof. Terms defined in the Pledge Agreement are used herein as therein defined.

         [2. The Pledgor hereby confirms and reaffirms the security interest in the Collateral granted to the Administrative Agent, for the ratable benefit of itself and the Lenders, under the Pledge Agreement, and, as additional collateral security for the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the Obligations and in order to induce the Lenders to make their Loans under the Credit Agreements, the Pledgor hereby delivers to the Administrative Agent, for the ratable benefit of itself and the Lenders, all of the issued and outstanding shares of capital stock of [INSERT NAME OF NEW SUBSIDIARY] (the "New Issuer") listed below, together with all stock certificates, options, or rights of any nature whatsoever which may be issued or granted by the New Issuer in respect of such stock which the Pledge Agreement, as supplemented hereby, is in force (the "Additional Pledged Stock"; as used in the Pledge Agreement as supplemented by this Supplement, "Pledged Stock" shall be deemed to include the Additional Pledged Stock) and hereby grants to the Administrative Agent, for the ratable benefit of itself and the Lenders, a first priority security interest in the Additional Pledged Stock and all Proceeds thereof.]

                                       or

     [2. The Pledgor hereby confirms and reaffirms the security interest in the Collateral granted to the Administrative Agent, for the ratable benefit of itself and the Lenders, under the Pledge

Agreement, and, as additional collateral security for the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the Obligations and in order to induce the Lenders to make their Loans under the Credit Agreements, the Pledgor hereby grants to the Administrative Agent, for the ratable benefit of itself and the Lenders, a first priority security interest in the entire partnership interest of Pledgor (the "Additional
Partnership Interest") in [INSERT NAME OF NEW SUBSIDIARY] (the "New Partnership") listed below and all Proceeds thereof; as used in the Pledge Agreement as supplemented by this Supplement, "Partnership Interests" shall be deemed to include the Additional Partnership Interest.]

         3. The Pledgor hereby represents and warrants that the representations and warranties contained in Paragraph 5 of the Pledge Agreement are true and correct on the date of this Supple ment with references therein to the ["Pledged Stock" to include the Additional Pledged Stock] or ["Partnership Interests" to include the Additional Partnership Interest], with references therein to the ["Issuer" to include the New Issuer] or ["Partnership" to include the New Partnership], and with references to the "Pledge Agreement" to mean the Pledge Agreement as supplemented by this Supplement.

         4. The Pledgor shall deliver to the Administrative Agent the Acknowledgement and Consent attached hereto duly executed by the [New Issuer] or [New Partnership]. The Additional [Pledged Stock or Partnership Interest] pledged hereby is as follows which [Pledged Stock or Partnership Interest] shall be deemed part of Schedule I thereto:

                          DESCRIPTION OF PLEDGED STOCK


                                                                 Percentage of
                                                                all Outstanding
                                                                   issued
 Issuer      Class of Stock    Certificate No.  No. of Shares     Capital Stock

  New Issuer


                       DESCRIPTION OF PARTNERSHIP INTEREST

                        Partnership Partnership Interest

New Partnership

         5. The Pledgor hereby agrees to deliver to the Administrative Agent such certificates and other documents and take such other action as shall be reasonably requested by the Administrative Agent in order to effectuate the terms hereof and the Pledge Agreement.

     IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed under seal and delivered as of the date first above written.

[CORPORATE SEAL]


                                            By:
                                            Name:
                                            Title:

                    ACKNOWLEDGEMENT AND CONSENT OF NEW ISSUER

     The undersigned hereby acknowledges receipt of a copy of the foregoing Supplement and the Pledge Agreement referred to therein (the "Pledge Agreement"). The undersigned agrees for the benefit of the Administrative Agent and the Lenders as follows:

         1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

         2. The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Paragraph
6(c) of the Pledge Agreement.

         3. The Issuer further agrees that the terms of Paragraph 10 of the Pledge Agreement shall apply to it with respect to all actions that may be required of it under or pursuant to or arising out of Paragraph 10 of the Pledge Agreement.

                                            [NAME OF NEW ISSUER]

                                            By:
                                            Name:
                                            Title:

                     ACKNOWLEDGEMENT AND CONSENT OF PARTNERS
                               OF NEW PARTNERSHIP

         The undersigned partners of _________________________ (the "New Partnership") (a) hereby acknowledge receipt of a copy of the foregoing Supplement and the Pledge Agreement referred to therein (the "Pledge Agreement"), (b) hereby acknowledge and consent to the pledge of the Pledgor's interest in the New Partnership pursuant thereto, and (c) agree that the Administrative Agent may freely assign its interest thereunder without further consent of the partners.


                     ,                                                        ,
__________ Partner of                                     __________ Partner of

                                    EXHIBIT A
                                       TO
                                PLEDGE AGREEMENT


                             Authorization Statement


                                                            April __, 1997


To:      [Partnership]


                  You are hereby instructed to register the pledge of the following uncertificated security as follows:

         [Describe Partnership Interests]


Pledgor                                            Pledgee
[Pledgor name and address]                         First Union National Bank of
                                                   Florida, as Administrative
                                                             Agent
                                                     100 South Ashley Drive,
                                                           Suite 940
                                                       Tampa, Florida 33602
                                                     Attention: Gilbert Reese

                                                     Very truly yours,

                                                     [PLEDGOR]


                                                   By:
                                                   Name:
                                                   Title:

                                    EXHIBIT B
                                       TO
                                PLEDGE AGREEMENT


                              Transaction Statement


                                                            April __, 1997


To:      [Pledgor name and address]

         and

         First Union National Bank of Florida,
           as Administrative Agent
         100 South Ashley Drive, Suite 940
         Tampa, Florida 33602
         Attention:  Gilbert Reese

         This statement is to advise you that a pledge of the following uncertificated securities has been registered in the name of First Union National Bank of Florida, as Administrative Agent:


          1.  Uncertificated   Security:   All  limited  partnership  and  other
     ownership interests of [Pledgor] in [Partnership] (the "Pledged Interest").

          2.       Registered Owner:

                   [Pledgor]

                   Taxpayer Identification Number:  __________

          3.       Registered Pledgee:

                   First Union National Bank of Florida,
                     as Administrative Agent
                   100 South Ashley Drive, Suite 940
                   Tampa, Florida 33602
                   Attention:  Gilbert Reese

                   Taxpayer Identification Number:  __________

          4. There are no liens, restrictions or other encumbrances on the Pledged Interest, other than liens in favor of First Union National Bank of Florida, as Administrative Agent, and no adverse claims to which the Pledged Interest is or may be subject known to the undersigned.

          5.       The pledge was registered on April __, 1997.

         THIS STATEMENT IS MERELY A RECORD OF THE RIGHTS OF THE ADDRESSEES AS OF THE TIME OF ITS ISSUANCE. DELIVERY OF THIS STATEMENT, OF ITSELF, CONFERS NO RIGHTS ON THE RECIPIENT. THIS STATEMENT IS NEITHER A
NEGOTIABLE INSTRUMENT NOR A SECURITY.

                                            Very truly yours,

[SEAL]                                      [PARTNERSHIP]


                                            General Partner

                                            By:
                                            Name:
                                            Title:

                                    EXHIBIT I
                                       to
              Five-Year Credit Agreement dated as of April 30, 1997
                                  by and among
                            BREED Technologies, Inc.,
                   certain of its Subsidiaries party thereto,
                            BREED Technologies, Inc.,
                                  as Guarantor,
                           the Lenders party thereto,
                      First Union National Bank of Florida,
                            as Administrative Agent,
                                       and
                            The Chase Manhattan Bank,
                             as Documentation Agent


                      FORM OF SUBSIDIARY GUARANTY AGREEMENT


         THIS UNCONDITIONAL GUARANTY AGREEMENT (this "Guaranty"), dated as of April ___, 1997, made by each of the Subsidiary Guarantors listed on the signature pages hereto (the "Subsidiary Guarantors"), in favor of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association, as Administrative Agent (the "Administrative Agent"), for the ratable benefit of itself and the financial institutions (the "Lenders") that are, or may from time to time become, parties to the Credit Agreements (as hereinafter defined).

                              STATEMENT OF PURPOSE

         Pursuant to the terms of the Five-Year Credit Agreement of even date by and among BREED Technologies, Inc. ("BREED") and certain of its subsidiaries, as Borrowers, BREED, as Guarantor, the Lenders party thereto, the Administrative Agent and The Chase Manhattan Bank, as Documentation Agent (as amended, restated, supplemented or otherwise modified from time to time, the "Five-Year Credit Agreement") and the 364-Day Credit Agreement of even date by and among BREED and certain of its subsidiaries, as Borrowers, BREED, as Guarantor, the Lenders party thereto, the Administrative Agent and The Chase Manhattan Bank, as Documentation Agent (as amended, restated, supplemented or otherwise modified from time to time, the "364-Day Credit Agreement" and together with the Five-Year Credit Agreement, the "Credit Agreements"), the Lenders extended certain credit facilities to the Borrowers as more particularly described therein. The Borrowers and the Subsidiary Guarantors comprise one integrated financial enterprise, and all Loans to the Borrowers will inure, directly or indirectly, to the benefit of each of the Subsidiary Guarantors.

         In  connection  with  the  transactions   contemplated  by  the  Credit
Agreements, the Lenders have requested, and each of the Subsidiary Guarantors has agreed to execute and deliver, this Guaranty.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, and to induce the Lenders to continue to make available Loans pursuant to the Credit Agreements, it is agreed as follows:

         SECTION 1. Definitions. Capitalized terms used herein (including the preamble hereof) shall have the meanings assigned to them in the Credit Agreements, unless the context otherwise requires or unless otherwise defined herein. References in the Credit Agreements to a "Subsidiary Guaranty Agreement" or herein to this "Guaranty" shall include and mean this Guaranty, including all amendments and supplements hereto now or hereafter in effect.

         SECTION 2. Guaranty of Obligations of the Borrowers. Each Subsidiary Guarantor hereby, jointly and severally with each other Subsidiary Guarantor, unconditionally guarantees to the Administrative Agent for the ratable benefit of itself, the Lenders, and their respective successors, endorsees, transferees and assigns, the prompt payment and performance of the Dollar Amount of all Obligations of the Borrowers under each of the Credit Agreements (including, without limitation, all obligations of BREED as a Guarantor thereunder), whether primary or secondary (whether by way of endorsement or otherwise), whether now existing or hereafter arising, whether or not from time to time reduced or extinguished (except by payment thereof) or hereafter increased or incurred, whether or not recovery may be or hereafter become barred by the statute of limitations, whether enforceable or unenforceable as against any Borrower, whether or not discharged, stayed or otherwise affected by any bankruptcy, insolvency or other similar law or proceeding, whether created directly with the Administrative Agent or any Lender or acquired by the Administrative Agent or any Lender through assignment, endorsement or otherwise, whether matured or unmatured, whether joint or several, as and when the same become due and payable (whether at maturity or earlier, by reason of acceleration, mandatory repayment or otherwise), in accordance with the terms of any such instruments evidencing any such obligations, including all renewals, extensions or modifications thereof (all Obligations of the Borrowers to the Administrative Agent or any Lender, including all of the foregoing, being hereinafter collectively referred to as the "Guaranteed

Obligations"); provided, that notwithstanding anything to the contrary contained herein, it is the intention of each Subsidiary Guarantor and the Lenders that, in any proceeding involving the bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution or insolvency or any similar proceeding with respect to any Subsidiary Guarantor or its assets, the amount of such Subsidiary Guarantor's obligations with respect to the Guaranteed Obligations shall be in, but not in excess of, the maximum amount thereof not subject to avoidance or recovery by operation of applicable law governing bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (including, without limitation, 11 U.S.C. ss.547, ss.548, ss.550 and other "avoidance" provisions of Title 11 of the United States Code), applicable in any such proceeding to such Subsidiary Guarantor and this Guaranty (collectively, "Applicable Insolvency Laws"). To that end, but only in the event and to the extent that such Subsidiary Guarantor's obligations with respect to the Guaranteed Obligations or any payment made pursuant to the Guaranteed Obligations would, but for the operation of the foregoing proviso, be subject to avoidance or recovery in any such proceeding under Applicable Insolvency Laws, the amount of such Subsidiary Guarantor's obligations with respect to the Guaranteed Obligations shall be limited to the largest amount which, after giving effect thereto, would not, under Applicable Insolvency Laws, render such Subsidiary Guarantor's obligations with respect to such Guaranteed Obligations unenforceable or avoidable or otherwise subject to recovery under Applicable Insolvency Laws. To the extent any payment actually made pursuant to the Guaranteed Obligations exceeds the limitation of the foregoing proviso and is otherwise subject to avoidance and recovery in any such proceeding under Applicable Insolvency Laws, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment exceeds such limitation and the Guaranteed Obligations as limited by the foregoing proviso shall in all events remain in full force and effect and be fully enforceable against such Subsidiary Guarantor. The foregoing proviso is intended solely to preserve the rights of the Administrative Agent hereunder against such Subsidiary Guarantor in such proceeding to the maximum extent permitted by Applicable Insolvency Laws and neither such Subsidiary Guarantor, any Borrower, any other Subsidiary Guarantor nor any other Person shall have any right or claim under such proviso that would not otherwise be available under Applicable Insolvency Laws in such proceeding.

     SECTION 3. Nature of Guaranty. Each Subsidiary Guarantor agrees that this Guaranty is a continuing, unconditional guaranty of payment and performance and not of collection, and that its obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of, and unaffected by:

                  (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, either Credit Agreement or any other Loan Document or any other agreement, document or instrument to which any Borrower or any Subsidiary thereof is or may become a party;

                  (b) any structural change in, restructuring of or other similar change of any Borrower or any of their Subsidiaries (including, without limitation, each Subsidiary Guarantor);

                  (c) the absence of any action to enforce this Guaranty, either Credit Agreement or any other Loan Document or the waiver or consent by the Administrative Agent or any Lender with respect to any of the provisions of this Guaranty, either Credit Agreement or any other Loan Document;

                  (d) the existence, value or condition of, or failure to perfect its Lien against, any security for or other guaranty of the Guaranteed Obligations or any action, or the absence of any action, by the Administrative Agent or any Lender in respect of such security or guaranty (including, without limitation, the release of any such security or guaranty); or

                   (e) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor;

it being agreed by each  Subsidiary  Guarantor  that,  subject to the proviso in
Section 2 hereof, its obligations under this Guaranty shall not be discharged until the final and indefeasible payment and perfor mance, in full, of the Guaranteed Obligations and the termination of the Commitments. To the extent permitted by law, each Subsidiary Guarantor expressly waives all rights it may now or in the future have under any statute, or at law or in equity, or otherwise, to compel the Administrative Agent or any Lender to proceed in respect of the Guaranteed Obligations against any Borrower or any other party or against any security for or other guaranty of the payment and perfor mance of the Guaranteed Obligations before proceeding against, or as a condition to proceeding against, such Subsidiary Guarantor. To the extent permitted by law, each Subsidiary Guarantor further expressly waives and agrees not to assert or take advantage of any defense based upon the failure of the Administrative Agent or any Lender to commence an action in respect of the Guaranteed Obligations against any Borrower, such Subsidiary Guarantor, any other guarantor or any other party or any security for the payment and performance of the Guaranteed Obligations. Each Subsidiary
Guarantor agrees that any notice or directive given at any time to the Administrative Agent or any Lender which is inconsistent with the waivers in the preceding two sentences shall be null and void and may be ignored by the Administrative Agent or Lender, and, in addi tion, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless the Administrative Agent and the Required Lenders have specifically agreed otherwise in writing. The foregoing waivers are of the essence of the transaction contemplated by the Loan Documents and, but for this Guaranty and such waivers, the Administrative Agent and Lenders would decline to enter into the Credit Agreements.

         SECTION 4. Demand by the Administrative Agent. In addition to the terms set forth in Section 3, and in no manner imposing any limitation on such terms, if all or any portion of the then outstanding Guaranteed Obligations under the Credit Agreements are declared to be immediately due and payable, then the Subsidiary Guarantors shall, upon demand in writing therefor by the Administrative Agent to the Subsidiary Guarantors, pay the Dollar Amount of all or such portion of the outstanding Guaranteed Obligations then declared due and payable. Payment by the Subsidiary Guarantors shall be made to the Administrative Agent, to be credited and applied upon the Guaranteed Obligations, in immediately available Dollars to an account designated by the Administrative Agent or at the address referenced herein for the giving of notice to the Administrative Agent or at any other address that may be specified in writing from time to time by the Administrative Agent.

         SECTION 5. Waivers. In addition to the waivers contained in Section 3, each Subsidiary Guarantor, to the extent permitted by law, waives and agrees that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshalling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by such Subsidiary Guarantor of its obligations under, or the enforcement by the Administrative Agent or the Lenders of, this Guaranty. Each Subsidiary Guarantor further hereby waives diligence, presentment, demand, protest and notice of whatever kind or nature with respect to any of the Guaranteed Obligations and waives the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty. Each Subsidiary Guarantor represents, warrants and agrees that its obligations under this Guaranty are not and shall not be subject to any counterclaims, offsets or defenses of any kind against the Administrative Agent, the Lenders or the Borrowers whether now existing or which may arise in the future.

         SECTION 6. Benefits of Guaranty. The provisions of this Guaranty are for the benefit of the Administrative Agent, the Lenders and their respective successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between the Borrowers, the Administrative Agent and the Lenders, the obligations of the Borrowers under the Loan Documents. In the event all or any part of the Guaran teed Obligations are transferred, endorsed or assigned by the Administrative Agent or any Lender to any Person or Persons, any reference to an "Administrative Agent", or "Lender" herein shall be deemed to refer equally to such Person or Persons.

         SECTION 7. Modification of Loan Documents etc. If the Administrative Agent or the Lenders shall at any time or from time to time, with or without the consent of, or notice to, the Subsidiary Guarantors:

                  (a) change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Guaranteed Obliga tions;

                  (b) take any action under or in respect of the Loan Documents in the exercise of any remedy, power or privilege contained therein or available to it at law, in equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

                  (c) amend or modify, in any manner whatsoever, the Loan Docu-ments;

               (d) extend or waive the time for performance by any Subsidiary Guarantor, any other guarantor, any Borrower or any other Person of, or compliance with, any term, covenant or agreement on its part to be performed or observed under a Loan Document (other than this Guaranty), or waive such performance or compliance or consent to a failure of, or departure from, such per formance or compliance;

                  (e) take and hold security or collateral for the payment of the Guaranteed Obligations or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgaged or conveyed, or in which the Administrative Agent or the Lenders have been granted a Lien, to secure any Debt of any Subsidiary Guarantor, any other guarantor or any Borrower to the Administrative Agent or the Lenders;

                  (f) release anyone who may be liable in any manner for the payment of any amounts owed by any Subsidiary Guarantor, any other guarantor or any Borrower to the Administrative Agent or any Lender;

                  (g) modify or terminate the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of any Subsidiary Guarantor, any other guarantor or any Borrower are subordinated to the claims of the Administrative Agent or any Lender; or

                  (h) apply any sums by whomever paid or however realized to any amounts owing by any Subsidiary Guarantor, any other guarantor or any Borrower to the Administrative Agent or any Lender in such manner as the Administrative Agent or any Lender shall determine in its reasonable discretion;

then neither the Administrative Agent nor any Lender shall incur any liability to any Subsidiary Guarantor as a result thereof, and no such action shall impair or release the obligations of any Subsidiary Guarantor under this Guaranty.

         SECTION 8. Reinstatement. Each Subsidiary Guarantor agrees that, if any payment made by any Borrower or any other Person applied to the Obligations is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid or the proceeds of any collateral are required to be refunded by the Administrative Agent or any Lender to any Borrower, its estate, trustee, receiver or any other party, including, without limitation, any Subsidiary Guarantor, under any Applicable Law or equitable  cause,  then,  to the  extent  of such  payment  or  repayment,  each
Subsidiary Guarantor's liability hereunder (and any Lien securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, and, if prior thereto, this Guaranty shall have been canceled or surrendered (and if any Lien or collateral securing such Subsidiary Guarantor's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Guaranty (and such
Lien) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of such Subsidiary Guarantor in respect of the amount of such payment (or any Lien securing such obligation).

         SECTION 9. Representations and Warranties. To induce the Lenders to make any Loans, each Subsidiary Guarantor hereby represents and warrants that:

                  (a) such Subsidiary Guarantor has the corporate right, power and authority to execute, deliver and perform this Guaranty and has taken all necessary corporate action to authorize its execution, delivery and performance of, this Guaranty;

                  (b) this Guaranty constitutes the legal, valid and binding obligation of such Subsidiary Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

                  (c) the execution, delivery and performance of this Guaranty will not violate any provision of any Applicable Law or material contractual obligation of such Subsidiary Guarantor and will not result in the creation or imposition of any Lien upon or with respect to any property or revenues of such Subsidiary Guarantor;

                  (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Subsidiary Guarantor), is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty;

                  (e) no actions, suits or proceedings before any arbitrator or Governmental Authority are pending or, to the knowledge of such Subsidiary Guarantor, threatened by or against such Subsidiary Guarantor or against any of its properties with respect to this Guaranty or any of the transactions contemplated hereby;

                  (f) such Subsidiary Guarantor has such title to the real property owned by it and a valid leasehold interest in the real property leased by it, and has good and marketable title to all of its personal property sufficient to carry on its business free of any and all Liens of any type whatsoever, except those permitted by Section 9.3 of each Credit Agreement; and

                  (g) as of the Closing Date, such Subsidiary Guarantor (a) has capital sufficient to carry on its business and transactions and all business and transactions in which it engages and is able to pay its debts as they mature, (b) owns property having a value, both at fair valuation and at present fair saleable value, greater than the amount required to pay its probable liabilities (including contingencies) and
         (c) does not believe that it will incur debts or liabilities beyond its ability to pay such debts or liabilities as they mature.

         SECTION 10.  Remedies.

         (a) Upon the occurrence of any Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, enforce against the Subsidiary Guarantors their respective obligations and liabilities hereunder and exercise such other rights and remedies as may be available to the Administrative Agent hereunder, under the Loan Documents or otherwise.

         (b) No right or remedy herein conferred upon the Administrative Agent is intended to be exclusive of any other right or remedy contained herein or in any other Loan Document or otherwise, and every such right or remedy contained herein and therein or now or hereafter existing at law, or in equity, or by statute, or otherwise shall be cumulative. The Required Lenders may instruct the Administrative Agent to pursue, or refrain from pursuing, any remedy available to the Administrative Agent at such times and in such order as the Required Lenders shall determine, and the Required Lenders' election as to such remedies shall not impair any remedies against any Subsidiary Guarantor not then exercised. In addition, any election of remedies which results in the denial or impairment of the right of the Administrative Agent to seek a deficiency judgment against any Borrower shall not impair any Subsidiary Guarantor's obligation to pay the full amount of the Guaranteed Obligations.

         SECTION 11. No Subrogation. Notwithstanding any payment or payments by any of the Subsidiary Guarantors hereunder, or any set-off or application of funds of any of the Subsidiary Guarantors by the Administrative Agent or any Lender, or the receipt of any amounts by the Administrative Agent or any Lender with respect to any of the Guaranteed Obligations, none of the Subsidiary Guarantors shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against any Borrower or any of the other Subsidiary Guarantors or against any collateral security held by the Administrative Agent or any Lender for the payment of the Guaranteed Obligations nor shall any of the Subsidiary Guarantors seek any reimbursement from any Borrower or any of the other Subsidiary Guarantors in respect of payments made by such Subsidiary Guarantor in connection with the Guaranteed Obligations, until all amounts owing to the Administrative Agent and the Lenders on account of the Guaranteed Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to any Subsidiary Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held by such Subsidiary Guarantor in trust for the Administrative Agent, segregated from other funds of such Subsidiary Guarantor, and shall, forthwith upon receipt by such Subsidiary Guarantor, be turned over to the Administrative Agent in the exact form received by such Subsidiary Guarantor (duly endorsed by such Subsidiary Guarantor to the Administrative Agent, if required) to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as set forth in the Credit Agreement.

         SECTION 12.  Miscellaneous.

         (a) Entire Agreement; Amendments. This Guaranty, together with the other Loan Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements with respect to the subject matter hereof and may not be amended or supplemented except by a writing signed by each Subsidiary Guarantor and the Administrative Agent, consented to by such Lenders as required by Section 13.11 of the Credit Agreements.

         (b) Headings. Titles and captions of sections and subsections in this Guaranty are for convenience of reference only, and neither limit or amplify the provisions of this Guaranty.

         (c) Severability. In the event that any one or more of the provisions contained in this Guaranty shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and the remaining provisions of this Guaranty shall not be in any way impaired.

         (d) Notices. All notices and communications hereunder shall be given in accordance with Section 13.1 of the Credit Agreements.

         (e) Binding Effect. This Guaranty shall bind each Subsidiary Guarantor and shall inure to the benefit of the Administrative Agent, the Lenders and their respective successors and assigns. No Subsidiary Guarantor may assign this Guaranty or delegate any of its duties hereunder, other than in connection with the merger of such Subsidiary Guarantor into such other Person as permitted by
Section 9.5 of the Credit Agreements.

         (f) Non-Waiver. The failure of the Administrative Agent or any Lender to enforce any right or remedy hereunder, or promptly to enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against the Administrative Agent or any Lender, nor excuse any Subsidiary Guarantor from its obligations hereun der. Any waiver of any such right or remedy by the Lenders must be in writing and signed by the Required Lenders.

         (g) Termination. This Guaranty shall terminate and be of no further force or effect on the date when the Guaranteed Obligations have been indefeasibly paid in full and the Commitments terminated.

     (h) Governing Law. This Guaranty shall be governed by and construed and enforced in accordance with the laws of the State of North Carolina, without reference to the conflicts or choice of law principles thereof.

         (i) Consent to Jurisdiction. Each Subsidiary Guarantor hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina, in any action, claim or other proceeding arising out of any dispute in connection with this Guaranty, any rights or obligations hereunder, or the performance of such rights and obligations. Each Subsidiary Guarantor hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Administrative Agent or any Lender in connection with this Guaranty, any rights or obligations hereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner referenced in Section 12(d). Nothing in this Section 12(i) shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against any Subsidiary Guarantor or its properties in the courts of any other jurisdictions.

         (j)      Binding Arbitration; Waiver of Jury Trial.

                  (i) Binding Arbitration. Upon demand of any party, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Guaranty or any other Loan Documents ("Disputes"), between or among parties to this Guaranty or any other Loan Document shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims concerning any aspect of the past, present or future relationships arising out or connected with the Loan Documents.
         Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted.

                  (ii) Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE Administrative Agent, EACH LENDER AND EACH SUBSIDIARY GUARANTOR HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS GUARANTY OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

                  (iii) Preservation of Certain Remedies. Notwithstanding the preceding binding arbitration provisions, the parties hereto and the Loan Documents preserve, without diminution, certain remedies that such Persons may employ or exercise freely, either alone, in conjunction with or during a Dispute. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (A) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Loan Documents or under applicable law or by judicial foreclosure and sale, (B) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property, (C) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding, and (D) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

         (k) Limitation of Liability. Neither the Administrative Agent, the Lenders nor any Affiliate thereof shall have any liability with respect to, and each Subsidiary Guarantor hereby waives, releases and agrees not to sue upon, any claim for any special, indirect, punitive, exemplary or consequential damages suffered by such Subsidiary Guarantor in connection with, arising out of, or in any way related to this

Guaranty and the other Loan Documents, the transactions contemplated herein or therein, or any act, omission or event occurring in connection herewith or therewith.

         (l) Expenses. The Subsidiary Guarantors agree that they will reimburse the Administrative Agent and each Lender for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and expenses) incurred by the Administrative Agent or such Lender in connection with the enforcement of the obligations of the Subsidiary Guarantors under this Guaranty and any other Loan Documents and all reasonable out-of-pocket expenses (including reasonable attorneys' fees and expenses) incurred by the Administrative Agent in connection with the amendment or modification of this Guaranty.

         (m) Indemnities. Each Subsidiary Guarantor agrees to hold the Administrative Agent and the Lenders harmless from and against all losses suffered by the Administrative Agent and the Lenders in connection with (i) the exercise by the Administrative Agent or the Lenders of any right or remedy granted to them under this Guaranty, (ii) any claim, and the prosecution or defense thereof, arising out of or in any way connected with this Guaranty, and
(iii) the collection or enforcement of the Obligations, the Guaranteed Obligations or any of them; provided, that such Subsidiary Guarantor shall not be obligated to reimburse the Administrative Agent or the Lenders for costs and expenses, or indemnify the Administrative Agent or the Lenders for any loss, resulting from the gross negligence or willful misconduct of the Administrative Agent or such Lenders. Notwithstanding any termination of this Guaranty, the indemnities to which the Administrative Agent and Lenders are entitled under this Guaranty shall continue in full force and effect and shall protect the Administrative Agent and the Lenders against events arising after such termination as well as before.

         IN WITNESS WHEREOF, each of the Subsidiary Guarantors has executed and delivered this Guaranty under seal as of the date first above written.

[CORPORATE SEAL]

                                            By:
                                            Name:
                                            Title:


[CORPORATE SEAL]

                                            By:
                                            Name:
                                            Title:


[CORPORATE SEAL]

                                            By:
                                            Name:
                                            Title:


[CORPORATE SEAL]

                                            By:
                                            Name:
                                            Title:

                   UNCONDITIONAL GUARANTY AGREEMENT SUPPLEMENT

         UNCONDITIONAL GUARANTY AGREEMENT SUPPLEMENT, dated as of __________, (the "Supplement"), made by [INSERT NAME OF NEW SUBSIDIARY], a ____________________ (the "New Subsidiary Guarantor"), in favor of FIRST UNION NATIONAL BANK OF FLORIDA, as agent (in such capacity, the "Administrative Agent") under the Credit Agreements (as defined in the Guaranty Agreement referred to below) for the ratable benefit of itself and the Lenders.

         1. Reference is hereby made to the Guaranty Agreement dated as of April __, 1997, made by certain Subsidiaries of BREED Technologies, Inc. party thereto (the "Subsidiary Guarantors"), as guarantors, in favor of the Administrative Agent (as amended, restated, supplemented or otherwise modified as of the date hereof, the "Guaranty Agreement"). This Supplement supplements the Guaranty Agreement, forms a part thereof and is subject to the terms thereof. Capitalized terms used and not defined herein shall have the meanings given thereto or referenced in the Guaranty Agreement.

         2. The New Subsidiary Guarantor hereby agrees to unconditionally guarantee to the Administrative Agent for the ratable benefit of itself, the Lenders and their respective successors, endorsees, transferees and assigns, the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of all Obligations of the Borrowers to the same extent and upon the same terms and conditions as are contained in the Guaranty Agreement.

         3. The New Subsidiary Guarantor hereby agrees that it is a party to the Guaranty Agreement as if a signatory thereto on the Closing Date of the Credit Agreement, and the New Subsidiary Guarantor shall comply with all of the terms, covenants, conditions and agreements and hereby makes each representation and warranty, in each case set forth therein. The New Subsidiary Guarantor agrees that the "Guaranty Agreement" or "Guaranty" as used therein or in any other Loan Documents shall mean the Guaranty Agreement as supplemented hereby.

         4. The New Subsidiary Guarantor hereby acknowledges it has received a copy of the Guaranty Agreement and that it has read and understands the terms thereof.

         IN WITNESS WHEREOF, the undersigned hereby causes this Supplement to be executed and delivered as of the date first above written.

[CORPORATE SEAL]                            [INSERT NAME OF NEW SUBSIDIARY]


                                            By:
                                            Name:
                                            Title:

                           FIVE-YEAR CREDIT AGREEMENT

                           dated as of April 30, 1997,

                                  by and among

                            BREED TECHNOLOGIES, INC.,
               and certain Subsidiaries thereof designated herein,

                                  as Borrowers,

                            BREED TECHNOLOGIES, INC.,

                                  as Guarantor,

                         the Lenders referred to herein,

                      FIRST UNION NATIONAL BANK OF FLORIDA,

                            as Administrative Agent,

                                       and

                            THE CHASE MANHATTAN BANK,

                             as Documentation Agent,

                                  evidencing a

                             FIVE-YEAR, $200,000,000
                                 CREDIT FACILITY

ARTICLE I

        DEFINITIONS..........................................................  1
        SECTION 1.1          Definitions.....................................  1
        SECTION 1.2          General......................................... 18
        SECTION 1.3          Other Definitions and Provisions................ 19

ARTICLE II

        CREDIT FACILITY...................................................... 19
        SECTION 2.1          Revolving Credit Loans.......................... 19
        SECTION 2.2          Finnish Mark Loans.............................. 20
        SECTION 2.3          Swingline Loans................................. 22
        SECTION 2.4          Procedure for Advances of Revolving Credit Loans,
                                Finnish Mark Loans and Swingline Loans....... 23
        SECTION 2.5          Repayment of Revolving Credit Loans, Finnish
                                Mark Loans and Swingline Loans............... 26
        SECTION 2.6          Notes............................................28

        SECTION 2.7          Permanent Reduction of the Aggregate
                                 Commitment.................................. 28
        SECTION 2.8          Termination of Credit Facility.................. 29

        SECTION 2.9          Use of Proceeds................................. 30

        SECTION 2.10         Nature of Obligations........................... 30

        SECTION 2.11         Security........................................ 30


ARTICLE III

        GENERAL LOAN PROVISIONS.............................................. 30
        SECTION 3.1          Interest........................................ 30
        SECTION 3.2          Notice and Manner of Conversion or
                                 Continuation of Revolving Credit Loans and
                                 Finnish Mark Loans.......................... 33
        SECTION 3.3          Fees............................................ 34

        SECTION 3.4          Manner of Payment............................... 36

        SECTION 3.5          Crediting of Payments and Proceeds.............. 37

        SECTION 3.6          Adjustments..................................... 37

        SECTION 3.7          Nature of Obligations of Lenders Regarding Loans;
                                 Assumption by the Administrative Agent...... 38

        SECTION 3.8          Mandatory Redenomination of Alternative
                                 Currency Loans.............................. 40

        SECTION 3.9          Regulatory Limitation........................... 40

        SECTION 3.10         Changed Circumstances........................... 40

        SECTION 3.11         Indemnity....................................... 43

        SECTION 3.12         Capital Requirements............................ 43

        SECTION 3.13         Taxes........................................... 46


ARTICLE IV

        CLOSING; CONDITIONS OF CLOSING AND BORROWING......................... 47
        SECTION 4.1          Closing......................................... 47
        SECTION 4.2          Conditions to Closing and Initial Loans......... 47
        SECTION 4.3          Conditions to All Loans......................... 52

        REPRESENTATIONS AND WARRANTIES OF THE BORROWERS...................... 53
        SECTION 5.1          Representations and Warranties.................. 53
        SECTION 5.2          Survival of Representations and Warranties,

                             Etc............................................ 60

ARTICLE VI

        FINANCIAL INFORMATION AND NOTICES.................................... 60
        SECTION 6.1          Financial Statements and Projections............ 60
        SECTION 6.2          Officer's Compliance Certificate................ 61
        SECTION 6.3          Accountants' Certificate........................ 62
        SECTION 6.4          Other Reports................................... 62
        SECTION 6.5          Notice of Litigation and Other Matters.......... 63
        SECTION 6.6          Accuracy of Information......................... 64

ARTICLE VII

        AFFIRMATIVE COVENANTS................................................ 64
        SECTION 7.1          Preservation of Corporate Existence and

                             Related Matters................................. 64
        SECTION 7.2          Maintenance of Property......................... 64

        SECTION 7.3          Insurance....................................... 64

        SECTION 7.4          Accounting Methods and Financial Records........ 65

        SECTION 7.5          Payment and Performance of Obligations.......... 65

        SECTION 7.6          Compliance With Laws and Approvals.............. 65

        SECTION 7.7          Environmental Laws.............................. 65

        SECTION 7.8          Compliance with ERISA........................... 66

        SECTION 7.9          Compliance With Agreements...................... 66

        SECTION 7.10         Conduct of Business............................. 66

        SECTION 7.11         Visits and Inspections.......................... 66

        SECTION 7.12.        Additional Subsidiary Guarantors and
                                Subsidiary Pledgors.......................... 67

        SECTION 7.13         Intercompany Notes.............................. 68

        SECTION 7.14         Further Assurances.............................. 68


ARTICLE VIII

        FINANCIAL COVENANTS.................................................. 69
        SECTION 8.1.         Leverage Ratio.................................. 69
        SECTION 8.2          Minimum Net Worth............................... 69
        SECTION 8.3.         Interest Coverage Ratio......................... 69

ARTICLE IX

        NEGATIVE COVENANTS................................................... 69
        SECTION 9.1          Limitations on Debt............................. 70

        SECTION 9.2          Limitations on Contingent Obligations........... 71

        SECTION 9.3          Limitations on Liens............................ 71

        SECTION 9.4          Limitations on Loans, Advances, Investments
                                and Acquisitions............................. 72
        SECTION 9.5          Limitations on Mergers and Liquidation.......... 74

        SECTION 9.6          Limitations on Sale of Assets................... 74

        SECTION 9.7          Limitations on Dividends and Distributions...... 75

        SECTION 9.8          Transactions with Affiliates.................... 76

        SECTION 9.9          Certain Accounting Changes...................... 76

        SECTION 9.10         Restrictive Agreements.......................... 76

        SECTION 9.11         Payments under Convertible Preferred Stock...... 76


ARTICLE X

        UNCONDITIONAL GUARANTY............................................... 76
        SECTION 10.1         Guaranty of Obligations......................... 76
        SECTION 10.2         Nature of Guaranty.............................. 77
        SECTION 10.3         Demand by the Administrative Agent...............78
        SECTION 10.4         Waivers......................................... 78
        SECTION 10.5         Modification of Loan Documents etc.............. 79
        SECTION 10.6         Reinstatement................................... 79
        SECTION 10.7         No Subrogation.................................. 80

ARTICLE XI

        DEFAULT AND REMEDIES................................................. 80
        SECTION 11.1         Events of Default............................... 80
        SECTION 11.2         Remedies........................................ 83
        SECTION 11.3         Rights and Remedies Cumulative; Non-Waiver;
                                  etc........................................ 84
        SECTION 11.4         Judgment Currency............................... 84


ARTICLE XII

        THE ADMINISTRATIVE AGENT............................................. 85
        SECTION 12.1         Appointment..................................... 85
        SECTION 12.2         Delegation of Duties............................ 85
        SECTION 12.3         Exculpatory Provisions.......................... 85
        SECTION 12.4         Reliance by the Administrative Agent............ 86
        SECTION 12.5         Notice of Default............................... 86
        SECTION 12.6         Non-Reliance on the Administrative Agent
                                and Other Lenders............................ 87
        SECTION 12.7         Indemnification................................. 87
        SECTION 12.8         The Administrative Agent in Its Individual
                                 Capacity.................................... 88
        SECTION 12.9         Resignation of the Administrative Agent;
                                 Successor Administrative Agent.............. 88
        SECTION 12.10        Documentation Agent............................. 89


ARTICLE XIII

        MISCELLANEOUS........................................................ 89
        SECTION 13.1         Notices......................................... 89
        SECTION 13.2         Expenses; Indemnity............................. 90
        SECTION 13.3         Set-off......................................... 91
        SECTION 13.4         Governing Law................................... 91
        SECTION 13.5         Consent to Jurisdiction......................... 92
        SECTION 13.6         Binding Arbitration; Waiver of Jury Trial....... 92
        SECTION 13.7         Reversal of Payments............................ 93
        SECTION 13.8         Injunctive Relief; Punitive Damages............. 93
        SECTION 13.9         Accounting Matters.............................. 94
        SECTION 13.10        Successors and Assigns; Participations.......... 94
        SECTION 13.11        Amendments, Waivers and Consents................ 98
        SECTION 13.12        Performance of Duties........................... 98
        SECTION 13.13        All Powers Coupled with Interest................ 98
        SECTION 13.14        Survival of Indemnities......................... 99
        SECTION 13.15        Releases........................................ 99
        SECTION 13.16        Titles and Captions............................. 99

        SECTION 13.17        Severability of Provisions...................... 99
        SECTION 13.18        Counterparts.................................... 99
        SECTION 13.19        Term of Agreement............................... 99

                             Exhibits and Schedules


Exhibits

Exhibit A-1                -        Form of Revolving Credit Note
Exhibit A-2                -        Form of Finnish Mark Note
Exhibit A-3                -        Form of Swingline Note
Exhibit B                  -        Form of Notice of Borrowing
Exhibit C                  -        Form of Notice of Prepayment
Exhibit D                  -        Form of Notice of Conversion/Continuation
Exhibit E                  -        Form of Officer's Compliance Certificate
Exhibit F                  -        Form of Assignment and Acceptance
Exhibit G                  -        Form of Notice of Account Designation
Exhibit H                  -        Form of Pledge Agreement
Exhibit I                  -        Form of Subsidiary Guaranty Agreement


Schedules

Schedule 1.1(a)            -       A/C Borrowers
Schedule 1.1(b)            -       Lenders and Commitments
Schedule 1.1(c)            -       Finnish Mark Lenders and Finnish Mark
                                            Commitments
Schedule 1.1(d)            -       Pledge Agreement and Issuers
Schedule 1.1(e)            -       Subsidiary Guarantors
Schedule 2.1               -       Applicable Alternative Currencies
Schedule 4.2(a)            -       Foreign Jurisdiction Pledge Agreement Issuers
Schedule 4.2(b)            -       Foreign Jurisdiction Organizational Issues
Schedule 4.2(c)            -       Schedule of Insurance
Schedule 5.1(a)            -       Jurisdictions of Organization and
                                            Qualification
Schedule 5.1(b)            -       Subsidiaries and Capitalization
Schedule 5.1(i)            -       ERISA Plans
Schedule 5.1(m)            -       Labor and Collective Bargaining
                                            Agreements
Schedule 5.1(t)            -       Debt and Contingent Obligations
Schedule 5.1(u)            -       Litigation
Schedule 9.2               -       Contingent Obligations
Schedule 9.3               -       Existing Liens
Schedule 9.4               -       Existing Loans, Advances and
                                            Investments

                 FIRST AMENDMENT TO FIVE-YEAR CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO FIVE-YEAR CREDIT AGREEMENT (this "First Amendment") is made and entered into as of the 28th day of June, 1997 by and among BREED TECHNOLOGIES, INC., a Delaware corporation, ("BREED"), and certain Subsidiaries thereof designated on the signature pages hereto (collectively, with BREED, the "Borrowers"), BREED, as guarantor (the "Guarantor") the lenders who are or may become a party to the Credit Agreement referred to below (the "Lenders"), FIRST UNION NATIONAL BANK (successor to First Union National Bank of Florida), a national banking association, as Administrative Agent for the Lenders ("First Union" or the "Administrative Agent"), and THE CHASE MANHATTAN BANK, a national banking association, as Documentation Agent for the Lenders (the "Documentation Agent").


                              Statement of Purpose

         The Lenders have previously agreed to extend certain credit facilities to the Borrowers pursuant to the Five-Year Credit Agreement dated as of April 30, 1997 by and among the Borrowers, the Guarantor, the Lenders, the Administrative Agent and the Documentation Agent (as further amended, restated or otherwise modified, the "Credit Agreement").

         The Borrowers and the Guarantor have requested certain modifications and amendments to the Credit Agreement and the Lenders have agreed to such modifications and amendments as set forth more fully below, subject to the terms and conditions contained herein.

         NOW THEREFORE, for and in consideration of the premises, the mutual agreements and covenants hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Capitalized Terms. All capitalized undefined terms used in this First Amendment shall have the meanings assigned thereto in the Credit Agreement.

         SECTION 2. Modification of Credit Agreement. The Credit Agreement is hereby modified as follows:

         (a) Section 2.3 (a) shall be deleted in its entirety and the following Section 2.3(a) shall be substituted in lieu thereof:

         "(a) Availability. Subject to the terms and conditions of this Agreement, the Swingline Lender agrees to make Swingline Loans to BREED from time to time from the Closing Date through the Swingline Termination Date; provided, that (i) all Swingline Loans shall be denominated in Dollars and (ii) the aggregate principal amount of all outstanding Swingline Loans (after giving effect to any amount requested) shall not exceed the lesser of (A) the Aggregate Commitment less the sum of the Dollar Amount of the aggregate principal amount of all outstanding Revolving Credit Loans less the sum of the Dollar Amount of the aggregate principal amount of all outstanding Finnish Mark Loans and (B) the Swingline Commitment less the sum of the Dollar Amount of the aggregate principal amount of all outstanding Swingline Loans under the 364- Day Credit Agreement."

         (b) Section 2.7(b) shall be deleted in its entirety and the following Section 2.7(b) shall be substituted in lieu thereof:

         "(b)     Mandatory Permanent Reductions.

                  (i) Incurrence of Debt. The Total Aggregate Commitment shall be permanently reduced by an amount equal to one hundred percent (100%) of the amount of any Debt incurred pursuant to Section 9.1(j), with such reduction to be applied first to the Aggregate Commitment under the 364-Day Credit Agreement and then to the Aggregate Commitment under this Agreement. Such reduction shall be made promptly upon the incurrence of such Debt.

             (ii) Sale of Assets. The Total Aggregate Commitment shall be permanently reduced by an amount equal to seventy-five percent (75%) of the aggregate Net Proceeds from any sale or disposition of assets permitted pursuant to Section 9.6(e) (each such sale or disposition, an "Asset Sale"), with such reduction to be applied first to the Aggregate Commitment under the 364-Day Credit Agreement and then to the Aggregate Commitment under this Agreement; provided that, so long as the

         Leverage Ratio is less than or equal to 2.50 to 1.00 as of (A) the date of such Asset Sale (as evidenced by a certificate of the chief financial officer or treasurer of BREED in form and substance satisfactory to the Administrative Agent delivered immediately prior to the consummation of such Asset Sale) and (B) the date of the most recent Officer's Compliance Certificate, the Total Aggregate Commitment shall be permanently reduced by an amount equal to fifty percent (50%) of such aggregate Net Proceeds. Such reduction shall be made promptly upon the consummation of any such sale or disposition.

             (iii) Equity Issuance. The Total Aggregate Commitment shall be permanently reduced by an amount equal to fifty percent (50%) of the aggregate net proceeds from any Equity Issuance permitted under this Agreement, with such reduction to be applied first to the Aggregate Commitment under the 364- Day Credit Agreement and then to the Aggregate Commitment under this Agreement; provided that, so long as the Leverage Ratio is less than or equal to 2.50 to 1.00 as of (A) the date of such Equity Issuance (as evidenced by a certificate of the chief financial officer or treasurer of BREED in form and substance satisfactory to the Administrative Agent) and (B) the date of the most recent Officer's Compliance Certificate, no mandatory reduction will be required on account of any such Equity Issuance. Such reduction shall be made promptly upon the consummation of any Equity Issuance."

          (c) Section 3.1(c)(ii) and the remainder of Section 3.1(c) appearing thereafter shall be deleted in their entirety and the following provisions shall be substituted in lieu thereof:

                  "(ii) for the period commencing on the fifth (5th) Business Day following receipt by the Administrative Agent of the financial statements of BREED and its Subsidiaries for the fiscal quarter ending June 30, 1997 and the accompanying Officer's Compliance Certificate and continuing through and including the Credit Facility Termination Date, be determined by reference to the Leverage Ratio as of the end of the fiscal quarter immediately preceding the delivery of the applicable Officer's Compliance Certificate in accordance with the chart below:

                                   Applicable Margin Per Annum
    Leverage Ratio                 Base Rate +                LIBOR Rate +

         Greater than 4.00         0.00%                      1.375%

         Less than or equal
         to 4.00 and greater
         than 3.50                 0.00%                      1.125%

         Less than or equal
         to 3.50 and greater
         than 3.25                 0.00%                      0.950%

         Less than or equal
         to 3.25 and greater
         than 3.00                 0.00%                      0.700%

         Less than or equal
         to 3.00 and greater
         than 2.50                 0.00%                      0.500%

         less than or equal
         to 2.50 but greater
         than 2.00                 0.00%                      0.375%


         less than or equal
         to 2.00                   0.00%                      0.300%

         Adjustments, if any, in the Applicable Margin shall be made by the Administrative Agent on the tenth (10th) Business Day (the "Adjustment Date") after receipt by the Administrative Agent of the quarterly financial statements for BREED and its Subsidiaries and the accompanying Officer's Compliance Certificate setting forth the
         Leverage  Ratio as of the most recent  fiscal  quarter end.  Subject to
         Section 3.1(d), in the event the Borrowers fail to deliver such financial statements and certificate within the time required by
         Section 6.2 hereof, the Applicable Margin shall be the highest Applicable Margin set forth above until the delivery of such financial statements and certificate.

                  Notwithstanding anything to the contrary contained herein, in the event the Interest Coverage Ratio (as determined pursuant to Section 8.3 of this Agreement) is less than 3.00 to 1.00, the Applicable Margin set forth in this Section 3.1 shall be deemed to be 1.000% with resect to LIBOR Rate Loans (unless the Applicable Margin with respect to LIBOR Rate Loans is determined to be greater pursuant to the terms of this Section 3.1(c) in which case the Applicable Margin shall be deemed to be such greater amount)."

          (d) Section 3.3(a)(ii) and the remainder of Section 3.3(a)(ii) appearing thereafter shall be deleted in their entirety and the following provisions shall be substituted in lieu thereof:

          "(ii) for the period commencing on the fifth (5th) Business Day following receipt by the Administrative Agent of the financial statements of BREED and its Subsidiaries for the fiscal quarter ending June 30, 1997 and the accompanying Officer's Compliance Certificate and continuing through and including the Credit Facility Termination Date, be determined by reference to the Leverage Ratio as of the end of the fiscal quarter immediately preceding the delivery of the applicable Officer's Compliance Certificate in accordance with the chart below:

         Leverage Ratio                                       Facility Fee Rate

         Greater than 3.50                                              0.375%



         Less than or equal
         to 3.50 and greater
         than 3.25                                                      0.300%

         Less than or equal
         to 3.25 and greater
         than 3.00                                                      0.300%

         Less than or equal
         to 3.00 and greater
         than 2.50                                                      0.250%
         less than or equal
         to 2.50 but greater
         than 2.00                                                      0.250%

         less than or equal
         to 2.00                                                        0.200%

         Adjustments, if any, in the facility fee rate shall be made by the Administrative Agent on the tenth (10th) Business Day (the "Adjustment Date") after receipt by the Administrative Agent of the quarterly financial statements for BREED and its Subsidiaries and the accompanying Officer's Compliance Certificate setting forth the Leverage Ratio as of the most recent fiscal quarter end. In the event the Borrowers fail to deliver such financial statements and certificate within the time required by
         Section 6.2 hereof, the facility fee rate shall be the highest facility fee rate set forth above until the delivery of such financial statements and certificate.

                  Notwithstanding anything to the contrary contained herein, in the event the Interest Coverage Ratio (as determined pursuant to Section 8.3 of this Agreement) is less than 3.00 to 1.00, the facility fee rate set forth in this Section 3.3(a) shall be deemed to be 0.300% (unless the facility fee rate is determined to be greater pursuant to the terms of this Section 3.3(a) in which case the facility fee rate shall be deemed to be such greater amount)."

          (e) Section  8.1 shall be deleted in its  entirety  and the  following
          Section 8.1 shall be substituted in lieu thereof:

         "8.1 Leverage Ratio. As of the end of any fiscal quarter, permit the ratio (the "Leverage Ratio") of (a) the Consolidated Debt of BREED and its Subsidiaries as of such date to (b) EBITDA of BREED and its Subsidiaries for the period of four (4) consecutive fiscal quarters ending on such date, to exceed the ratio set forth below on such corresponding date:

                  June 30, 1997                      3.70 to 1.00

                  September 30, 1997                 4.10 to 1.00

                  December 31, 1997                  3.90 to 1.00

                  March 31, 1998                     3.75 to 1.00

                  June 30, 1998 and
                  each fiscal quarter-end
                  thereafter                         3.50 to 1.00;

provided, however, that, notwithstanding anything herein to the contrary, in the event of any one or more Equity Issuances with net proceeds of $50,000,000 or more in the aggregate, the Leverage Ratio as of the fiscal quarter ending on September 30, 1997 shall not exceed 3.75 to 1.00 and for each fiscal quarter-end thereafter shall not exceed 3.50 to 1.00."

         (f) Section 8.3 shall be deleted in its entirety and the following Section 8.3 shall be substituted in lieu thereof:

         "8.3 Interest Coverage Ratio. As of the end of any fiscal quarter, permit the ratio of (a) EBIT of BREED and its Subsidiaries for the period of four (4) consecutive fiscal quarters ending on such date to
         (b) Interest Expense of BREED and its Subsidiaries for such period, to be less than the ratio set forth below on such corresponding date:

                  June 30, 1997                      1.70 to 1.00

                  September 30, 1997                 1.30 to 1.00

                  December 31, 1997                  1.30 to 1.00

                  March 31, 1998                     1.55 to 1.00

                  June 30, 1998                      2.00 to 1.00

                  September 30, 1998                 2.25 to 1.00

                  December 31, 1998                  2.50 to 1.00

                  March 31, 1999                     2.75 to 1.00

                  June 30, 1999 and
                  each fiscal quarter-end
                  thereafter                         3.00 to 1.00"

         (g) Schedule 1.1(a) to the Credit Agreement shall be deleted in its entirety and Schedule 1.1(a) attached hereto shall be substituted therefor.

         SECTION 3. Termination of Certain Borrowers and A/C Borrowers. The parties hereto hereby agree and acknowledge that, as of the date hereof, (i) the parties listed on Exhibit 1 hereto (collectively, the "Former Borrowers") shall no longer be Borrowers or A/C Borrowers under the Credit Agreement or any other Loan Document, (ii) all rights of the Former Borrowers and obligations of the Lenders to the Former Borrowers under the Credit Agreement or any other Loan Document are hereby terminated and (iii) the pledge of stock of the Former Borrowers by reason of their being A/C Borrowers as of the Closing Date shall no longer be required as set forth in Section 4.2(c) of the Credit Agreement. To the extent that any of the Former Borrowers becomes a Material Subsidiary at any time after the date hereof, the Borrowers shall cause to be executed and delivered to the Administrative Agent each of the documents required under
Section 7.12(b) of the Credit Agreement as and when required thereunder.

          SECTION 4. Agreements. (a) The date for delivery of the pledge of stock of BREED Italia, S.r.l. ("BREED Italia") by reason of its being a Material Subsidiary as required under Section 4.2(c) of the Credit Agreement shall be, and hereby is, extended to that date which is ninety (90) days from the date hereof.

          (b) The date for delivery of the pledge of stock of Gallino Plasturgia, S.r.l. ("Gallino") by reason of its being an A/C Borrower and Material Subsidiary as required under Section 4.2(c) of the Credit Agreement shall be, and hereby is, extended to that date which is ninety (90) days from the date hereof; provided that Gallino shall not be permitted to make any borrowings under the Credit Agreement nor shall it be permitted to receive the proceeds of any borrowings thereunder unless and until all documents as required under Section 4.2(c) thereof have been executed and delivered to the Administrative Agent.

         (c) The Administrative Agent and the Lenders hereby consent and agree that, if Gallino is not either an A/C Borrower or a Material Subsidiary on that date which is ninety (90) days from the date hereof, a pledge of its stock will not be required under the terms of Section 4.2(c) of the Credit Agreement; provided that in such event the rights of Gallino and the obligations of the Lenders to Gallino under the Credit Agreement or any other Loan Document shall then and thereafter be terminated. To the extent that Gallino at any time thereafter again becomes a Material Subsidiary, the Borrowers shall cause to be executed and delivered to the Administrative Agent each of the documents required under Section 7.12(b) of the Credit Agreement as and when required thereunder.

         (d) The Administrative Agent and the Lenders hereby consent and agree that Gallino and BREED Italia may, at any time during the ninety (90) day period after the date hereof, reincorporate themselves as a S.p.A (i.e. Societa per Azioni).

Failure to comply with any provision of this Section 4 shall be an Event of Default under the Credit Agreement.

         SECTION 5. Conditions. The effectiveness of the amendments set forth herein shall be conditioned upon delivery to the Administrative Agent of the following items:

         (a) First Amendment. Receipt by the Administrative Agent of this First Amendment executed by the Borrowers, the Guarantor and Lenders constituting Required Lenders.

         (b) First Amendment to 364-Day Credit Agreement. Receipt by the Administrative Agent of that certain First Amendment to 364-Day
Credit Agreement executed by the Borrowers, the Guarantor and Lenders constituting Required Lenders.

         (c) Officer's Certificate. A certificate from the chief executive officer or chief financial officer of BREED in form and substance reasonably satisfactory to Administrative Agent, to the effect that, after giving effect to the transactions contemplated by this First Amendment, all representations and warranties of the Borrowers (including the Former Borrowers) contained in the Credit Agreement and the other Loan Documents are true, correct and complete; that the Borrowers (including the Former Borrowers) are not in violation of any of the covenants contained in the Credit Agreement and the other Loan Documents; and that no Default has occurred and is continuing.

         (d) Amendment Fees. Payment of (i) the amendment fees and other fees to the Administrative Agent for the ratable benefit of the Lenders to be distributed to the Lenders in accordance with the terms contained in that certain letter dated as of July __, 1997 from First Union to the Lenders and
(ii) the amendment and other fees to the Administrative Agent for its own account pursuant to that certain fee letter dated as of July __, 1997 from First Union to BREED, all of which such fees are hereby acknowledged and consented to by the Borrowers.

         (e) Opinions of Counsel. The Agent shall have received favorable opinions addressed to the Lenders from counsel to the Borrowers and the Guarantor in form and substance satisfactory to the Administrative Agent.

         (f) Additional Documents. Receipt by the Administrative Agent of any other document or instrument reasonably requested by the Administrative Agent, the Documentation Agent or the Lenders in connection with the execution of this First Amendment.

         (g) Amendment Expenses. Payment by the Borrowers of all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this First Amendment, including without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

         SECTION 6. Representations and Warranties/No Default. By its execution hereof, the Borrowers hereby certify that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that as of the date hereof no Default or Event of Default has occurred and is continuing.

         SECTION 7. Limited Amendment. Except as expressly amended and waived herein, each provision of the Credit Agreement and each provision of each other Loan Document shall continue to be, and shall remain, in full force and effect. This First Amendment shall not be deemed or otherwise construed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to be a commitment or any other undertaking by the Lenders or any of them to engage in any further restructuring of any aspect of the Credit Agreement, the Loan Documents or the Obligations, (c) to constitute any obligation to further amend or otherwise modify the Credit Agreement or any Loan Document or (d) to prejudice any other right or rights which the Administrative Agent, the Documentation Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated or otherwise modified.

         SECTION 8. Confirmation of Guaranty. The Guarantor hereby expressly acknowledges and consents to the modifications and amendments set forth in this First Amendment and hereby confirms, represents and agrees that its obligations under the Guaranty shall remain in full force and effect.

         SECTION 9. References. From and after the date hereof, all references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified by this First Amendment.

         SECTION 10. No Defenses. Each of the Borrowers and the Guarantor hereby acknowledges and affirms that such party has no defenses, legal or equitable, to the validity and enforceability of any Loan Document (including, without limitation, the Credit Agreement as amended by this First Amendment).

         SECTION 11. Entire Agreement. This First Amendment, together with the Credit Agreement and the other Loan Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements. The Borrowers acknowledge that there are no other agreements of any kind, whether written or oral pertaining to the subject matter hereof, not memorialized in the First Amendment, together with the Credit Agreement and the other Loan Documents.

         SECTION 12. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.

         SECTION 13. Counterparts. This First Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.


                                             [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date and year first above written.

                                 SCHEDULE 1.1(a)

                              LIST OF A/C BORROWERS


         Name of Company                           Place of Incorporation

BREED Technologies, Inc.*                          Delaware, USA
United Steering Systems, Inc.                      Delaware, USA
BREED European Holdings Limited                    United Kingdom
Auto Trim, Inc.                                    Texas, USA
Custom Trim, Ltd.                                  Ontario, Canada
Hamlin Electronics Europe Limited                  United Kingdom
Hamlin Electronics, GmbH                           Germany
VTI Hamlin Oy*                                     Finland
Momo, S.p.A.                                       Italy
Gallino Plasturgia, S.r.l.                         Italy
United Steering Systems Clifford Limited           United Kingdom



* These are the only entities permitted to borrow in Finnish Marks.

                                    EXHIBIT 1

                                FORMER BORROWERS


BREED Italia, S.r.l.

Italtest, S.r.l.

BREED Italian Holdings, S.r.l.

                            364-DAY CREDIT AGREEMENT

         CREDIT AGREEMENT, dated as of the 30th day of April, 1997, by and among BREED TECHNOLOGIES, INC., a corporation organized under the laws of Delaware ("BREED"), and the Subsidiaries thereof designated as Borrowers herein, as Borrowers (collectively, including BREED, the "Borrowers"), BREED, as Guarantor (the "Guarantor"), the Lenders who are or may become a party to this Agreement (collectively, the "Lenders"), FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association, as Administrative Agent for the Lenders (the "Administrative Agent"), and THE CHASE MANHATTAN BANK, a national banking association, as Documentation Agent for the Lenders (the "Documentation Agent").

                              STATEMENT OF PURPOSE

         The Borrowers have requested, and the Lenders have agreed, to extend certain credit facilities to the Borrowers on the terms and conditions of this Agreement.

         BREED, as parent of the other Borrowers, will benefit directly and indirectly from the extension of such credit facilities to such other Borrowers. As a precondition to making any extensions of credit hereunder, the Lenders have required, and BREED has agreed, to execute this Agreement as Guarantor on the terms and conditions of this Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1 Definitions. The following terms when used in this Agreement shall have the meanings assigned to them below:

         "A/C Borrowers" means the Borrowers listed as such on Schedule 1.1(a) attached hereto.

         "Administrative   Agent"   means  First   Union  in  its   capacity  as
Administrative Agent hereunder,  and any successor thereto appointed pursuant to
Section 12.9.

         "Administrative Agent's Correspondent" means First Union National Bank, London Branch, or any other financial institution designated by the Administrative Agent to act as its correspondent hereunder with respect to the distribution and payment of Alternative Currency Loans.

         "Administrative Agent's Office" means the office of the Administrative Agent specified in or determined in accordance with the provisions of Section 13.1.

         "Affiliate" means, with respect to any Person, any other Person (other than a Subsidiary) which directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person or any of its Subsidiaries. The term "control" means (a) the power to vote five percent (5%) or more of the securities or other equity interests of a Person having ordinary voting power, or (b) the possession, directly or indirectly, of any other power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise; provided that Integrated Sensor Solutions, Inc., a California corporation, shall not be deemed to be an Affiliate of BREED for the purposes of this Agreement.

         "Aggregate Commitment" means the aggregate amount of the Lenders' Commitments hereunder, as such amount may be reduced or modified at any time or from time to time pursuant to the terms hereof. On the Closing Date, the Aggregate Commitment shall be Two Hundred Fifty Million Dollars ($250,000,000).

         "Agreement"  means  this  Credit  Agreement,   as  amended,   restated,
supplemented or otherwise modified from time to time.

         "Alternative Currency" means Pounds Sterling, Italian Lire, Deutsche Marks and, except as otherwise expressly excluded under the terms of this Agreement, Finnish Marks, and, with the prior written consent of the Administrative Agent and the Lenders, which consent shall not be unreasonably withheld, any other lawful currency (other than Dollars) which is readily transferable and convertible into Dollars in the United States currency market and readily available to all of the Lenders in the London interbank deposit market. Except as otherwise expressly set forth herein, any reference to an "Alternative Currency" shall include Finnish Marks.

         "Alternative Currency Amount" means with respect to each Loan made or continued (or to be made or continued) in an Alternative Currency, the amount of such Alternative Currency which is equivalent to the principal amount in Dollars of such Loan at the most favorable spot exchange rate determined by the Administrative Agent to be available to its London branch at approximately 11:00 a.m. (Charlotte time) two (2) Business Days before such Loan is made or continued (or to be made or continued). When used with respect to any other sum expressed in Dollars, "Alternative Currency Amount" shall mean the amount of such Alternative Currency which is equivalent to the amount so expressed in Dollars at the most favorable spot exchange rate determined by the Administrative Agent to be available to it at the relevant time.

         "Alternative   Currency   Commitment"   means  Fifty  Million   Dollars
($50,000,000), as such amount may be reduced or modified at any time or from time to time pursuant to the terms hereof.

         "Alternative Currency Loan" means (i) any Revolving Credit Loan denominated in an Alternative Currency and (ii) except as otherwise expressly set forth herein, any Finnish Mark Loan.

         "Applicable Law" means all applicable provisions of consti tutions, statutes, laws, rules, treaties, regulations and orders of all Governmental Authorities and all orders and decrees of all courts and arbitrators.

         "Applicable Margin" shall have the meaning assigned thereto in
Section 3.1(c).

         "Assignment and Acceptance" shall have the meaning assigned thereto in Section 13.10.

         "Base Rate" means, at any time, the higher of (a) the Prime Rate or (b) the Federal Funds Rate plus 1/2 of 1%; each change in the Base Rate shall take effect simultaneously with the corre sponding change or changes in the Prime Rate or the Federal Funds Rate.

         "Base Rate Loan" means any Loan bearing interest at a rate based upon the Base Rate as provided in Section 3.1(a).

         "Borrowers" means the collective reference to BREED and the other A/C Borrowers.

         "BREED" means BREED Technologies, Inc., a corporation organized under the laws of Delaware, and its successors.

         "Business Day" means (a) for all purposes other than as set forth in clause (b) below, any day other than a Saturday, Sunday or legal holiday on which banks in Charlotte, North Carolina are open for the conduct of their domestic and international commercial banking business, and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, any LIBOR Rate Loan, any day (i) that is a Business Day described in clause (a) and that is also a day for trading by and between banks in deposits for the applicable Permitted Currency in the London interbank market and (ii) on which banks are open for the conduct of their domestic and international banking business in the place where the Administrative Agent or the Administrative Agent's Correspondent shall make available Loans in such Permitted Currency.

         "Capital Lease" means, with respect to BREED and its Subsidiaries, any lease of any property that should, in accordance with GAAP, be classified and accounted for as a capital lease on a Consolidated balance sheet of BREED and its Subsidiaries.

         "Change in Control" shall have the meaning assigned thereto in
Section 11.1(i).

         "Closing Date" means the date of this Agreement.

         "Code" means the Internal Revenue Code of 1986, and the rules and regulations thereunder, each as amended or supplemented from time to time.

         "Collateral" means any assets pledged by BREED or any of its Subsidiaries to the Administrative Agent, for the ratable benefit of itself and the Lenders, in order to secure the Obligations or any portion thereof.

         "Commitment" means, as to any Lender, the obligation of such Lender to make Loans to the Borrowers hereunder in an aggregate principal or face amount at any time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 1.1(b) hereto, as the same may be reduced or modified at any time or from time to time pursuant to the terms hereof.

         "Commitment Percentage" means, as to any Lender at any time, the ratio of (a) the amount of the Commitment of such Lender to (b) the Aggregate Commitment of all of the Lenders.

         "Consolidated" means, when used with reference to financial statements or financial statement items of the BREED and its Subsidiaries, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP.

         "Contingent Obligation" means, with respect to BREED and its Subsidiaries, without duplication, any obligation, contingent or otherwise, of any such Person pursuant to which such Person has directly or indirectly guaranteed any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of any such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement condition or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that, except to the extent Breed or any of its Subsidiaries shall be advised or required to establish or maintain reserves therefor, the term Contingent Obligation shall not include (i) endorsements for collection or deposit in the ordinary course of business, (ii) warranty obligations in the ordinary course of business related to products supplied by BREED and its Subsidiaries, including defense and indemnity obligations pursuant thereto and (iii) Contingent Obligations incurred in the ordinary course of business for which a specific dollar amount of liability cannot be determined but which, in the aggregate, would not have a Material Adverse Effect.

         "Convertible Preferred Stock" means any preferred stock issued by a Subsidiary of BREED formed pursuant to Section 9.4(e) that is otherwise permitted hereunder, for so long as such preferred stock is not accounted for under stockholder's equity in the Consolidated financial statements of BREED; provided that such Convertible Preferred Stock shall be subject to the satisfaction of each of the conditions set forth in subsections (i) through
(iii) below:

                  (i) Under the terms and conditions of the Convertible Preferred Stock, the applicable Subsidiary shall have the right, in its sole discretion, to defer payment of interest or dividends on the Convertible Preferred Stock for up to twenty (20) consecutive quarters (the "Deferral Period");

             (ii) GAAP shall not require that the Convertible Preferred Stock be included as a liability on the Consolidated financial statements of BREED; and

            (iii) If a Subsidiary elects to defer payment of interest or dividends, after any such deferral at least five (5) quarters shall remain in the Deferral Period;

In the event any of the above conditions is not satisfied, the Convertible Preferred Stock shall thereafter constitute
Subordinated Debt and not preferred stock.

         "Credit Facility" means the revolving credit facility established pursuant to Article II hereof.

         "Credit Facility Termination Date" means the earliest of the dates referred to in Section 2.8.

         "Debt" means, with respect to any Person and its Subsidiaries at any date and without duplication, the sum of the following calculated in accordance with GAAP: (a) all liabilities, obligations and indebtedness for borrowed money including but not limited to obligations evidenced by bonds, debentures, notes or other similar instruments of any such Person, (b) all obligations to pay the deferred purchase price of property or services of any such Person (including, without limitation, all obligations under non-competition agreements), except trade payables arising in the ordinary course of business not more than one hundred twenty (120) days past due, (c) all obligations of any such Person as lessee under Capital Leases, (d) all Debt of any other Person secured by a Lien on any asset of any such Person, (e) all Contingent Obligations of any such Person, (f) all obligations, contingent or otherwise, of any such Person relative to the face amount of letters of credit, whether or not drawn, including, without limitation, any banker's acceptances issued for the account of any such Person and (g) all obligations to redeem, repurchase, exchange, defease or otherwise make payments in respect of capital stock or other securities of such Person.

         "Default" means any of the events specified in Section 11.1 which with the passage of time, the giving of notice or any other condition, would constitute an Event of Default.

         "Deutsche Marks or DEM" means, at any time of determination, the then official currency of Germany.

         "Documentation Agent" means The Chase Manhattan Bank in its capacity as Documentation Agent hereunder

         "Dollars" or "$" means, unless otherwise qualified, dollars in lawful currency of the United States.

         "Dollar Amount" means (a) with respect to each Loan made or continued (or to be made or continued) in Dollars, the principal amount thereof and (b) with respect to each Loan made or continued (or to be made or continued) in an Alternative Currency, the amount of Dollars which is equivalent to the principal amount of such Loan at the most favorable spot exchange rate determined by the Administrative Agent at approximately 11:00 a.m. (Charlotte time) two (2) Business Days before such Loan is made or continued (or to be made or continued). When used with respect to any other sum expressed in an Alternative Currency, "Dollar Amount" shall mean the amount of Dollars which is equivalent to the amount so expressed in such Alternative Currency at the most favorable spot exchange rate determined by the Administrative Agent to be available to it at the relevant time.

         "Domestic Subsidiary" means any Subsidiary of BREED organized under the laws of any State of the United States or the District of Columbia.

         "EBIT" means, with respect to BREED and its Subsidiaries for any period, the sum of (a) Net Income for such period, plus (b) the sum of the following to the extent deducted in the determination of Net Income: (i) income and franchise taxes and (ii) Interest Expense.

         "EBITDA" means, with respect to BREED and its Subsidiaries for any period, the sum of (a) Net Income for such period, plus (b) the sum of the following to the extent deducted in the determination of Net Income: (i) income and franchise taxes, (ii) Interest Expense and (iii) amortization, depreciation and other non-cash charges (including amortization of goodwill, transaction expenses, covenants not to compete and other intangible assets). EBITDA shall be adjusted in a manner reasonably satisfactory to the Administrative Agent to include on a pro forma basis as of the first day of any calculation period any acquisition consummated during such period and exclude on a pro forma basis as of the first day of any calculation period any Subsidiary or assets sold during such period.

         "Eligible Assignee" means, with respect to any assignment of the rights, interest and obligations of a Lender hereunder, a Person that is at the time of such assignment (a) a commercial bank organized under the laws of the United States or any state thereof, having combined capital and surplus in excess of $500,000,000, (b) a commercial bank organized under the laws of any other country that is a member of the Organization of Economic Cooperation and Development, or a political subdivision of any such country, having combined capital and surplus in excess of $500,000,000, (c) a finance company, insurance company or other financial institution which in the ordinary course of business extends credit of the type extended hereunder and that has total assets in excess of $1,000,000,000, (d) already a Lender hereunder (whether as an original party to this Agreement or as the assignee of another Lender), (e) the successor (whether by transfer of assets, merger or otherwise) to all or substantially all of the commercial lending business of the assigning Lender, or (f) any other Person that has been approved in writing as an Eligible Assignee by BREED (unless an Event of Default has occurred and is continuing) and the Administrative Agent.

         "Employee Benefit Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA which is maintained for employees of BREED or any ERISA Affiliate.

         "Environmental Laws" means any and all federal, foreign, state, provincial and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities, relating to the protection of human health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials.

         "Equity Issuance" means the issuance, sale or other disposition by BREED or any of its Subsidiaries of its capital stock, any rights, warrants or options to purchase or acquire any shares of its capital stock, or any other security or instrument representing, convertible into or exchangeable for an equity interest in BREED or any of its Subsidiaries other than Convertible Preferred Stock.

         "ERISA" means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder, each as amended or modified from time to time.

         "ERISA Affiliate" means any Person who together with BREED is treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA.

         "Event of Default" means any of the events specified in Section 11.1; provided, that any requirement for passage of time, giving of notice, or any other condition, has been satisfied.

         "Existing Credit Agreement" means the Revolving Credit Agreement dated as of December 7, 1995 by and among BREED, as Borrower, Chemical Bank, as agent and lender, NBD Bank, as lender, and First Union National Bank of Florida, as lender, as amended, modified or supplemented.

         "FDIC" means the Federal Deposit Insurance Corporation, or any successor thereto.

         "Federal Funds Rate" means, the rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1%) representing the daily effective federal funds rate as quoted by the Administrative Agent and confirmed in Federal Reserve Board Statistical Release H.15 (519) or any successor or substitute publication selected by the Administrative Agent. If, for any reason, such rate is not available, then "Federal Funds Rate" shall mean a daily rate which is determined, in the opinion of the Administrative Agent, to be the rate at which federal funds are being offered for sale in the national federal funds market at 9:00 a.m. (Charlotte time). Rates for weekends or holidays shall be the same as the rate for the most immediate preceding Business Day.

         "Finnish Mark Aggregate Commitment" means the aggregate amount of the Finnish Mark Commitments of the Finnish Mark Lenders, as such amount may be reduced or modified at any time or from time to time pursuant to the terms hereof. On the Closing Date, the Finnish Mark Aggregate Commitment shall be Ten Million Dollars
($10,000,000).

         "Finnish Mark Commitment" means, as to any Finnish Mark Lender, the obligation of such Finnish Mark Lender to make Finnish Mark Loans to the A/C Borrowers hereunder in an aggregate Dollar Amount at any time outstanding not to exceed the amount set forth opposite such Finnish Mark Lender's name on Schedule 1.1(c) hereto, as the same may be reduced or modified at any time or from time to time pursuant to the terms hereof.

         "Finnish Mark Commitment Percentage" means, as to any Finnish Mark Lender at any time, the ratio of (a) the amount of the Finnish Mark Commitment of such Finnish Mark Lender to (b) the Finnish Mark Aggregate Commitment of all of the Finnish Mark Lenders.

         "Finnish Mark Lenders" means each Lender listed on Schedule 1.1(c) in its capacity as a Finnish Mark lender hereunder.

         "Finnish Mark Loans" means the Loans in Finnish Marks made by the Finnish Mark Lenders to the applicable A/C Borrower or A/C Borrowers pursuant to
Section 2.2.

         "Finnish Mark Notes" means the separate Finnish Mark Notes made by the applicable A/C Borrowers indicated on Schedule 1.1(a) payable to the order of each Finnish Mark Lender, substantially in the form of Exhibit A-2 hereto, and any amendments and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part; "Finnish Mark Note" means any of such Finnish Mark Notes.

         "Finnish Marks or FIM" means, at any time of determination, the then official currency of Finland.

         "First Union" means First Union National Bank of Florida, a national banking association, and its successors.

         "Fiscal Year" means the fiscal year of BREED and its Subsidiaries ending on June 30.

         "Five-Year Credit Agreement" means the Five-Year Credit Agreement of even date by and among the Borrowers, the Guarantor, the Lenders, the
Administrative Agent and the Documentation Agent, as amended, restated, supplemented or otherwise modified from time to time.

         "Foreign Subsidiary" means any Subsidiary of BREED not organized under the laws of any State of the United States or the District of Columbia.

         "GAAP" means generally accepted accounting principles, as recognized by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, consistently applied and maintained on a consistent basis for BREED and its Subsidiaries throughout the period indicated and consistent with the prior financial practice of BREED and, to the extent each Subsidiary was a Subsidiary of BREED, each such Subsidiary.

         "Governmental Approvals" means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

         "Governmental Authority" means any nation, province, state or political subdivision thereof, and any government or any Person exercising executive, legislative, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital owner ship or otherwise, by any of the foregoing.

         "Guaranteed Obligations" shall have the meaning assigned thereto in Section 10.1.

         "Guarantor" means BREED in its capacity as guarantor under
Article X.

         "Guaranty" means the unconditional guaranty agreement of BREED set forth in Article X.

         "Hazardous Materials" means any substances or materials (a) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic substances under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Environmental Law or common law, (d) the discharge or emission or release of which requires a permit or license under any Environmental Law or other Governmental Approval, (e) which are deemed to constitute a nuisance, a trespass or pose a health or safety hazard to persons or neighboring properties, (f) which are materials consisting of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance, or (g) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas.

         "Hedging Agreement" means any agreement with respect to an interest rate swap, collar, cap, floor or a forward rate agreement or other agreement regarding the hedging of interest rate risk exposure executed in connection with hedging the interest rate exposure of the Borrowers under this Agreement, and any confirming letter executed pursuant to such hedging agreement, all as amended, restated, supplemented or otherwise modified from time to time.

         "Intercompany Trust Debt" shall mean Debt of BREED issued to any Subsidiary referred to in Section 9.4(e) in consideration of the issuance of Convertible Preferred Stock (which Debt may or may not be convertible into common stock of BREED) and which is subordinate to the Obligations; provided that such Debt shall not be deemed Intercompany Trust Debt if at any time it is distributed to any person other than BREED or a Subsidiary.

         "Interest Expense" means, with respect to BREED and its Subsidiaries for any period, the gross interest expense (including, without limitation, interest expense attributable to Capital Leases, all net obligations pursuant to Hedging Agreements and all interest paid under or in connection with the Convertible Preferred Stock) of BREED and its Subsidiaries, all determined for such period on a Consolidated basis and, except as otherwise set forth in this definition, in accordance with GAAP.

         "Interest Period" shall have the meaning assigned thereto in
Section 3.1(b).

         "Italian Lire or ITL" means, at any time of determination, the then official currency of Italy.

         "Lender" means each Person executing this Agreement as a lender (including, as applicable, each Finnish Mark Lender) set forth on the signature pages hereto and each Person that hereafter becomes a party to this Agreement as a lender pursuant to Section 13.10.

         "Lending Office" means (a) with respect to any Lender, the office of such Lender maintaining such Lender's Commitment Percentage of the Loans or (b) with respect to any Finnish Mark Lender, the office of such Finnish Mark Lender maintaining such Finnish Mark Lender's Finnish Mark Commitment Percentage.

         "Leverage Ratio" means the ratio calculated in accordance with
Section 8.1.

         "LIBOR" means the rate of interest per annum determined on the basis of the rate for deposits in Dollars in minimum amounts of at least $5,000,000 (or the Alternative Currency Amount thereof with respect to a borrowing to be made in an Alternative Currency) for a period equal to the applicable Interest Period which appears on the Telerate Page 3750 at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period (rounded upward, if necessary, to the nearest one-sixteenth of one percent (1/16%)). If, for any reason, such rate does not appear on Telerate Page 3750, then "LIBOR" shall be determined by the Administrative Agent to be the arithmetic average (rounded upward, if necessary, to the nearest one-sixteenth of one percent (1/16%)) of the rate per annum at which deposits in the Permitted Currency in which the applicable Loan is denominated would be offered by first class banks in the London interbank market to the Administrative Agent (or the Administrative Agent's Correspondent) at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period and in an amount substantially equal to the amount of the applicable Loan.

         "LIBOR Rate" means a rate per annum (rounded upwards, if necessary, to the next higher 1/16th of 1%) determined by the Administrative Agent pursuant to the following formula:

         LIBOR Rate =              LIBOR
                                      1.00 - Reserve Percentage

         "LIBOR Rate Loan" means any Loan bearing interest at a rate based upon the LIBOR Rate as provided in Section 3.1(a).

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, hypothecation or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

         "Loan" means any Revolving Credit Loan, Finnish Mark Loan or Swingline Loan made to any Borrower pursuant to Section 2.1, 2.2 or 2.3, and "Loans" means all such Loans collectively as the context requires.

         "Loan Documents" means, collectively, this Agreement, the Notes, any Hedging Agreement executed by any Lender, the Security Documents and any supplements thereto and each other document, instrument and agreement executed and delivered by any Borrower or any Subsidiary thereof in connection with this Agreement or otherwise referred to herein or contemplated hereby, all as may be amended, supplemented, restated or otherwise modified from time to time.

         "Loan Parties" means the collective reference to the Borrowers, each of the Subsidiary Guarantors and each entity whose stock is pledged pursuant to a Pledge Agreement and "Loan Party" means any one of such Persons.

         "Material Adverse Effect" means, with respect to the Borrowers or any of their Subsidiaries, a material adverse effect on (a) the properties, business, prospects, operations or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole or (b) the ability of the Borrower and its Subsidiaries taken as a whole to perform its obligations under the Loan Documents or Material Contracts.

         "Material Contract" means any contract or agreement, written or oral, of any Borrower or any of its Subsidiaries the failure to comply with which could reasonably be expected to have a Material Adverse Effect.

         "Material Domestic Subsidiary" means any direct or indirect Domestic Subsidiary of BREED which is a Material Subsidiary.

         "Material Foreign Subsidiary" means any direct or indirect Foreign Subsidiary of BREED which is a Material Subsidiary.

         "Material Subsidiary" means any direct or indirect Subsidiary of BREED which has total assets equal to or in excess of $15,000,000; provided, however, that notwithstanding the foregoing, BREED and the Subsidiaries of BREED which comprise "Material Subsidiaries" shall at all times have total assets equal to or greater than ninety percent (90%) of the Consolidated total assets of BREED and its Subsidiaries.

         "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which BREED or any ERISA Affiliate is making, or is accruing an obligation to make, contributions within the preceding six years.

         "Net Income" means, with respect to BREED and its Subsidiaries for any period, the Consolidated net income (or loss) of BREED and its Subsidiaries for such period determined in accordance with GAAP; provided, that there shall be excluded from net income (or loss): (a) the income (or loss) of any Person (other than a Subsidiary of such Person) in which such Person has an ownership interest unless received by such Person in a cash distribution, (b) the income (or loss) of any Person accrued prior to the date it became a Subsidiary of such first Person or is merged into or consolidated with such first Person, and (c) to the extent not included in clauses (a) and (b) above, any after-tax extraordinary gains and non-cash losses.

         "Net Proceeds" means the proceeds in cash or other cash equivalents received by BREED and its Subsidiaries in connection with any permitted sale or disposition of assets pursuant to Section 9.6(e) net of (a) direct costs relating to such permitted sale or disposition, excluding any amount payable to Affiliates of BREED and its Subsidiaries other than upon fair and reasonable arm's length terms approved by disinterested members of BREED, (b) sale, transfer, excise, use and other transaction taxes paid or payable as a result of such permitted sale or disposition and (c) any temporary escrows or retainages required in connection therewith provided that all such amounts ultimately returned to Breed or any of its Subsidiaries will immediately be applied to reduce the Total Aggregate Commitment as required herein.

         "Net Worth" means, with respect to BREED and its Subsidiaries at any date, the sum of (a) Consolidated stockholders' equity, calculated in accordance with GAAP, and (b) Convertible Preferred Stock.

         "Non-Core Assets" shall mean any assets of BREED or any of its Subsidiaries not related to steering wheels, sensors, electronics, inflators, airbag modules or complete airbag sensors.

         "Notes" means the Revolving Credit Notes, the Finnish Mark Notes, the Swingline Note, or any combination thereof, made by the applicable Borrower or Borrowers payable to the order of each Lender; "Note" means any of such Notes.

         "Notice of Account Designation" shall have the meaning assigned thereto in Section 4.2(f)(i).

         "Notice of Borrowing" shall have the meaning assigned thereto in Section 2.4(a).

         "Notice of Conversion/Continuation" shall have the meaning assigned thereto in Section 3.2.

         "Notice of Prepayment" shall have the meaning assigned thereto in Section 2.5(d).

         "Obligations" means, in each case, whether now in existence or hereafter arising: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Loans, (b) all payment and other obligations owing by a Borrower to any Lender under any Hedging Agreement permitted pursuant to Section 9.1, (c) the obligations of the Guarantor pursuant to Article X, and (d) all other fees and commissions (including attorney's fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by a Borrower or the Guarantor to the Lenders or the Administrative Agent, under or in respect of this Agreement, any Note or any of the other Loan Documents, of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note, and whether or not for the payment of money.

         "Officer's Compliance Certificate" shall have the meaning assigned thereto in Section 6.2.

         "Other Taxes" shall have the meaning assigned thereto in
Section 3.13(b).

         "PBGC" means the Pension Benefit Guaranty Corporation or any successor agency.

         "Pension Plan" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or
Section 412 of the Code and which is maintained for employees of BREED or any ERISA Affiliates.

         "Permitted Currency" means Dollars or any Alternative Currency, or each such currency, as the context requires.

         "Person" means an individual, corporation, partnership, association, trust, business trust, joint venture, joint stock company, pool, syndicate, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity or group thereof.

         "Pledge Agreement" means each of the Pledge Agreements executed by BREED or a Subsidiary thereof, as pledgor, in favor of the Administrative Agent for the ratable benefit of the Lenders, substantially in the form of Exhibit H hereto (with any and all necessary modifications for each applicable foreign jurisdiction), as amended, restated, supplemented or otherwise modified from time to time, pursuant to which the capital stock of the Subsidiaries listed on
Schedule 1.1(d) and the capital stock of those Subsidiaries required to be pledged under Section 7.12 is pledged to the Administrative Agent for the ratable benefit of the Lenders.

         "Pounds Sterling or GBP" means, at any time of determination, the then official currency of the United Kingdom.

         "Prime Rate" means, at any time, the rate of interest per annum publicly announced from time to time by First Union as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate announced publicly by First Union as its Prime Rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks.

         "Register" shall have the meaning assigned thereto in Section
13.10(d).

         "Required Lenders" means, at any date, any combination of holders of at least fifty-one percent (51%) of the aggregate unpaid principal Dollar Amount of the Revolving Credit Notes at such date, or if no amounts are outstanding under the Revolving Credit Notes, any combination of Lenders whose Commitment Percentages aggregate at least fifty-one percent (51%).

         "Reserve Percentage" means the maximum daily arithmetic reserve requirement imposed by the Board of Governors of the Federal Reserve System (or any successor) under Regulation D on
Eurocurrency liabilities (as defined in Regulation D) for the applicable Interest Period as of the first day of such Interest Period, but subject to any changes in such reserve requirement becoming effective during the Interest Period. For purposes of calculating the Reserve Percentage, the reserve requirement shall be as set forth in Regulation D without benefit of credit for prorations, exemptions or offsets under Regulation D, and further without regard to whether or not any Lender elects to actually fund any Loan or portion thereof with Eurocurrency liabilities. Each calculation by the Administrative Agent of the LIBOR Rate shall be conclusive and binding for all purposes, absent manifest error.

         "Revolving  Credit  Loans"  means  the  collective   reference  to  the
revolving credit loans made pursuant to Section 2.1.

         "Revolving Credit Notes" means the separate Revolving Credit Notes made by the applicable Borrower or Borrowers payable to the order of each Lender, substantially in the form of Exhibit A-1 hereto with respect to each Borrower, and any amendments and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part; "Revolving Credit Note" means any of such Revolving Credit Notes.

         "Security Documents" means the collective reference to the Pledge Agreements, the Subsidiary Guaranty Agreement and each other agreement or writing pursuant to which BREED or any Subsidiary thereof pledges or grants a security interest in the Collateral or any other collateral securing the Obligations or any such Person guaranties the payment or performance of the Obligations or any portion thereof.

         "Senior Debt" means all Debt of the Borrower other than Subordinated Debt.

         "Solvent" means, as to BREED and its Subsidiaries on a particular date, that any such Person (a) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is able to pay its debts as they mature, (b) owns property having a value, both at fair valuation and at present fair saleable value, greater than the amount required to pay its probable liabilities (including contingencies), and
(c) does not believe that it will incur debts or liabilities beyond its ability to pay such debts or liabilities as they mature.

         "Subordinated Debt" means the collective reference to Debt on Schedule 5.1(t) hereof designated as Subordinated Debt and any other Debt of Breed or any of its Subsidiaries subordinated in right and time of payment to the Obligations on terms (including, without limitation, terms and conditions relating to maturity and covenants) satisfactory to the Required Lenders.

         "Subsidiary" means as to any Person, any corporation, partner ship or other entity of which more than fifty percent (50%) of the outstanding capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other managers of such corporation, partnership or other entity is at the time, directly or indirectly, owned by or the management is otherwise controlled by such Person (irrespective of whether, at the time, capital stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency). Unless otherwise qualified, references to "Subsidiary" or
"Subsidiaries" herein shall refer to those of BREED and its Subsidiaries. A Subsidiary shall also include any statutory business trust created to issue Convertible Preferred Stock provided that a majority of the common securities thereof are owned, directly or indirectly, by BREED.

         "Subsidiary Guarantor" means each of the Material Domestic Subsidiaries of BREED listed on Schedule 1.1(e) and each other Material Domestic Subsidiary of BREED which becomes party to the Subsidiary Guaranty Agreement in accordance with Section 7.12.

         "Subsidiary Guaranty Agreement" means the unconditional guaranty agreement executed by each Subsidiary Guarantor party thereto in favor of the Administrative Agent for the ratable benefit of itself and the Lenders, substantially in the form of Exhibit I hereto, as amended, restated, supplemented or otherwise modified from time to time.

         "Swingline Commitment" means the lesser of (a) Fifteen Million Dollars ($15,000,000) and (b) the Aggregate Commitment.

         "Swingline Lender" means First Union in its capacity as swingline lender hereunder.

         "Swingline Loan" means any swingline loan made by the Swingline Lender to BREED pursuant to Section 2.3, and all such Loans collectively as the context requires.

         "Swingline Note" means the separate Note made by BREED payable to the order of the Swingline Lender, substantially in the form of Exhibit A-3 hereto, and any amendments and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part.

         "Swingline Rate" means a rate to be agreed upon from time to time by BREED and the Swingline Lender.

         "Swingline Termination Date" means the earlier to occur of (a) the resignation of First Union as the Administrative Agent in accordance with
Section 12.9 without a substitute being appointed as provided therein and (b) the Credit Facility Termination Date.

         "Taxes" shall have the meaning assigned thereto in Section
3.13(a).

         "Termination  Event"  means:  (a) a  "Reportable  Event"  described  in
Section 4043 of ERISA, or (b) the withdrawal of BREED or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC, or (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, or (f) the partial or complete withdrawal of BREED or any ERISA Affiliate from a Multiemployer Plan, or (g) the imposition of a Lien pursuant to Section 412 of the Code or Section 302 of ERISA, or (h) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Sections 4241 or 4245 of ERISA, or (i) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by PBGC of proceedings to terminate a Multiemployer Plan under
Section 4042 of ERISA.

         "Total Aggregate Commitment" means the collective reference to the Aggregate Commitment under this Agreement and the Aggregate Commitment (as defined in the Five-Year Credit Agreement) under the Five-Year Credit Agreement.

         "Trust Preferred Guarantee" means a guarantee by BREED of payments on Convertible Preferred Stock but only to the extent the Subsidiary that has issued such Convertible Preferred Stock has funds available therefor, and which guarantee is subordinated to the Obligations on terms and conditions acceptable to the Required Lenders.

         "UCC" means the Uniform Commercial Code as in effect in the State of North Carolina.

         "United States" means the United States of America.

         "Wholly-Owned" means, with respect to a Subsidiary, a Subsidiary all of the shares of capital stock or other ownership interests of which are, directly or indirectly, owned or controlled by BREED and/or one or more of its Wholly-Owned Subsidiaries.

         SECTION 1.2 General. Unless otherwise specified, a reference in this Agreement to a particular section, subsection, Schedule or Exhibit is a reference to that section, subsection, Schedule or Exhibit of this Agreement. Terms defined in this Agreement and in the Five-Year Credit Agreement shall be construed consistently, and no term defined herein shall be limited or restricted by any similar definition in the Five-Year Credit Agreement nor shall any such term limit or restrict any similar definition in the Five-Year Credit Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Any reference herein to "Charlotte time" shall refer to the applicable time of day in Charlotte, North Carolina.

         SECTION 1.3       Other Definitions and Provisions.

         (a) Use of Capitalized Terms. Unless otherwise defined therein, all capitalized terms defined in this Agreement shall have the defined meanings when used in this Agreement, the Notes and the other Loan Documents or any certificate, report or other document made or delivered pursuant to this Agreement.

         (b) Miscellaneous. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

         (c) Knowledge of Borrowers. The words "to the best of the Borrowers' knowledge", "to the best of BREED's knowledge", "to the best knowledge of the Borrowers and their Subsidiaries" and words of similar import when used in this Agreement shall mean to the best knowledge and belief of the applicable Person after reasonable and due investigation and review of all matters pertinent to the subject matter thereof.


                                   ARTICLE II

                                 CREDIT FACILITY

         SECTION 2.1 Revolving Credit Loans. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make Revolving Credit Loans in a Permitted Currency (other than Finnish Marks, Loans with respect to which shall only be made by the Finnish Mark Lenders in accordance with the terms of
Section 2.2) to the applicable Borrower or Borrowers from time to time from the Closing Date through the Credit Facility Termination Date as requested by the applicable Borrower or Borrowers in accordance with the terms of Section 2.4; provided, that, based upon the Dollar Amount of all outstanding Loans, (a) the Dollar Amount of the aggregate principal amount of all outstanding Revolving Credit Loans (after giving effect to any amount requested) shall not exceed the Aggregate Commitment less the sum of the Dollar Amount of the aggregate principal amount of all outstanding Finnish Mark Loans less the sum of the Dollar Amount of the aggregate principal amount of all outstanding Swingline Loans, (b) the sum of (i) the Dollar Amount of the aggregate principal amount of all outstanding Revolving Credit Loans made in Alternative Currencies (other than Finnish Marks) and (ii) the Dollar Amount of the aggregate principal amount of all outstanding Finnish Mark Loans shall not exceed the Alternative Currency Commitment and (c) the Dollar Amount of the aggregate principal amount of all outstanding

Revolving Credit Loans from any Lender to the Borrowers shall not at any time exceed such Lender's Commitment. Each Revolving Credit Loan by a Lender shall be in a principal amount equal to such Lender's Commitment Percentage of the Dollar Amount of the aggregate principal amount of Revolving Credit Loans requested on such occasion. Revolving Credit Loans to be made in an Alternative Currency (other than Finnish Marks) shall be funded in an amount equal to the Alternative Currency Amount of such Revolving Credit Loan. Revolving Credit Loans to BREED may be denominated in Dollars or in the applicable Alternative Currency (other than Finnish Marks) as set forth on Schedule 2.1 and Revolving Credit Loans to each other A/C Borrower shall be denominated in the applicable Alternative Currency (other than Finnish Marks) as set forth on Schedule 2.1. Subject to the terms and conditions hereof, the Borrowers may borrow, repay and reborrow Revolving Credit Loans hereunder until the Credit Facility Termination Date.

         SECTION 2.2       Finnish Mark Loans.

         (a) Availability. Subject to the terms and conditions of this Agreement, the Finnish Mark Lenders severally agree to make Finnish Mark Loans to the applicable A/C Borrower or A/C Borrowers from time to time from the Closing Date through the Credit Facility Termination Date as requested by the applicable A/C Borrower or A/C Borrowers in accordance with the terms of Section 2.4; provided, that, based upon the Dollar Amount of all outstanding Loans, (a) the Dollar Amount of the aggregate principal amount of all outstanding Finnish Mark Loans (after giving effect to any amount requested) shall not exceed the lesser of (i) the Aggregate Commitment less the sum of the Dollar Amount of the aggregate principal amount of all outstanding Revolving Credit Loans less the sum of the Dollar Amount of the aggregate principal amount of all outstanding Swingline Loans and (ii) the Finnish Mark Aggregate Commitment, (b) the sum of
(i) the Dollar Amount of the aggregate principal amount of all outstanding Finnish Mark Loans and (ii) the Dollar Amount of the aggregate principal amount of all outstanding Alternative Currency Loans made in Alternative Currencies (other than Finnish Marks) shall not exceed the Alternative Currency Commitment and (c) the Dollar Amount of the aggregate principal amount of all outstanding Finnish Mark Loans from any Finnish Mark Lender to the A/C Borrowers shall not at any time exceed such Lender's Finnish Mark Commitment. Each Finnish Mark Loan by a Finnish Mark Lender shall be in a principal amount equal to such

Finnish Mark Lender's Commitment Percentage of the Dollar Amount of the aggregate principal amount of Finnish Mark Loans requested on such occasion. Finnish Mark Loans shall be funded in an amount equal to the Alternative Currency Amount of such Finnish Mark Loan. Subject to the terms and conditions hereof, the Borrowers may borrow, repay and reborrow Finnish Mark Loans hereunder until the Credit Facility Termination Date.

         (b)      Refunding of Finnish Mark Loans.

                  (i) Upon the occurrence and during the continuance of an Event of Default, each Finnish Mark Loan may, at the discretion of the Administrative Agent, be converted immediately to a Base Rate Loan funded in Dollars by the Lenders in an amount equal to the Dollar Amount of such Finnish Mark Loan for the remainder of the Interest Period applicable to such Finnish Mark Loan. Such Base Rate Loan shall thereafter be reflected as a Revolving Credit Loan of the Lenders on the books and records of the Administrative Agent. Each Lender shall fund its respective Commitment Percentage of such Base Rate Loan as required to repay Finnish Mark Loans outstanding to the Finnish Mark Lenders upon such demand by the Administrative Agent in no event later than 2:00 p.m. (Charlotte time) on the next succeeding Business Day after such demand is made. No Lender's obligation to fund its respective Commitment Percentage of any Base Rate Loan required to repay such Finnish Mark Loan shall be affected by any other Lender's failure to fund its Commitment Percentage of such Base Rate Loan, nor shall any Lender's Commitment Percentage be increased as a result of any such failure of any other Lender to fund its Commitment Percentage of such Base Rate Loan.

             (ii) The Borrowers shall pay to the Administrative Agent, for the account of the Finnish Mark Lenders, on demand the amount of such Finnish Mark Loans to the extent that the Lenders fail to refund in full the outstanding Finnish Mark Loans requested or required to be refunded. In addition, the Borrowers hereby authorize the Administrative Agent or any Finnish Mark Lender to charge any account maintained by any Borrower with the Administrative Agent or any Finnish Mark Lender (up to the amount available therein) in order to immediately pay the Finnish Mark Lenders the amount of such Finnish Mark Loans to the extent amounts received from the Lenders are not sufficient to repay in full the outstanding Finnish Mark Loans requested or required to be refunded. If any portion of any such amount paid to the Finnish Mark Lenders shall be recovered by or on behalf of the Borrowers from the Administrative Agent or the Finnish Mark Lenders in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Lenders in accordance with their respective Commitment Percentages.

            (iii) Each Lender acknowledges and agrees that its obligation to refund Finnish Mark Loans in accordance with the terms of this Section 2.2 is absolute and unconditional and shall not be affected by any circumstance whatsoever; provided, that if prior to the refunding of any outstanding Finnish Mark Loans pursuant to this Section 2.2, one of the events described in Section 11.1(j) or (k) shall have occurred, each Lender will, on the date the applicable Revolving Credit Loan would have been made to refund such Finnish Mark Loans, purchase an undivided participating interest in such Finnish Mark Loans in an amount equal to its Commitment Percentage of the aggregate amount of such Finnish Mark Loan. Each Lender will immediately transfer to the Administrative Agent, for the account of the Finnish Mark Lenders, in immediately available funds in Dollars, the amount of its participation and upon receipt thereof the Administrative Agent will deliver to such Lender a certificate evidencing such partici pation dated the date of receipt of such funds and for such amount. Whenever, at any time after the Administrative Agent has received from any Lender such Lender's participating interest in the refunded Finnish Mark Loans, the Administrative Agent or any Finnish Mark Lender receives any payment on account thereof, the Administrative Agent or such Finnish Mark Lender, as applicable, will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded).

         SECTION 2.3       Swingline Loans.

         (a) Availability. Subject to the terms and conditions of this Agreement, the Swingline Lender agrees to make Swingline Loans to BREED from time to time from the Closing Date through the Swingline Termination Date; provided, that (i) all Swingline Loans shall be denominated in Dollars and (ii) the aggregate principal amount of all outstanding Swingline Loans (after giving effect to any amount requested) shall not exceed the lesser of (A) the

Aggregate Commitment less the sum of the Dollar Amount of the aggregate principal amount of all outstanding Revolving Credit Loans less the sum of the Dollar Amount of the aggregate principal amount of all outstanding Finnish Mark Loans and (B) the Swingline Commitment.

         (b)      Refunding.

                  (i) Swingline Loans shall be refunded by the Lenders on demand to the Swingline Lender and at the sole discretion of the Swingline Lender. Such refundings shall be made by the Lenders in accordance with their respective Commitment Percentages and shall thereafter be reflected as Revolving Credit Loans of the Lenders on the books and records of the Administrative Agent. Each Lender shall fund its respective Commitment Percentage of Revolving Credit Loans as required to repay Swingline Loans outstanding to the Swingline Lender upon demand by the Swingline Lender but in no event later than 2:00 p.m. (Charlotte time) on the next succeeding Business Day after such demand is made. No Lender's obligation to fund its respective Commitment Percentage of a Swingline Loan shall be affected by any other Lender's failure to fund its Commitment Percentage of a Swingline Loan, nor shall any Lender's Commitment Percentage be increased as a result of any such failure of any other Lender to fund its Commitment Percentage of a Swingline Loan.

             (ii) BREED shall pay to the Swingline Lender on demand the amount of such Swingline Loans to the extent that the Lenders fail to repay in full the outstanding Swingline Loans requested or required to be refunded. In addition, BREED hereby authorizes the Administrative Agent to charge any account maintained by BREED with the Swingline Lender (up to the amount available therein) in order to immediately pay the Swingline Lender the amount of such Swingline Loans to the extent amounts received from the Lenders are not sufficient to repay in full the outstanding Swingline Loans requested or required to be refunded. If any portion of any such amount paid to the Swingline Lender shall be recovered by or on behalf of BREED from the Swingline Lender in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Lenders in accordance with their respective Commitment Percentages.

            (iii) Each Lender acknowledges and agrees that its
obligation to refund Swingline Loans in accordance with the terms of this Section 2.3 is absolute and unconditional and shall not be affected by any circumstance whatsoever; provided, that if prior to the refunding of any outstanding Swingline Loans pursuant to this Section 2.3, one of the events described in Section 11.1(j) or (k) shall have occurred, each Lender will, on the date the applicable Revolving Credit Loan would have been made to refund such Swingline Loan, purchase an undivided participating interest in such Swingline Loan in an amount equal to its Commitment Percentage of the aggregate amount of such Swingline Loan. Each Lender will immediately transfer to the
Swingline Lender, in immediately available funds, the amount of its participation and upon receipt thereof the Swingline Lender will deliver to such Lender a certificate evidencing such participation dated the date of receipt of such funds and for such amount. Whenever, at any time after the Swingline Lender has received from any Lender such Lender's participating interest in a Swingline Loan, the Swingline Lender receives any payment on account thereof, the Swingline Lender will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded).

         SECTION 2.4 Procedure for Advances of Revolving Credit Loans, Finnish Mark Loans and Swingline Loans.

         (a) Requests for Borrowing. The applicable Borrower or Borrowers shall give the Administrative Agent irrevocable prior written notice in the form attached hereto as Exhibit B (a "Notice of Borrowing") not later than 12:00 noon (Charlotte time) (i) on the same Business Day as each Swingline Loan, (ii) at least one Business Day before each Base Rate Loan, (iii) at least three (3) Business Days before each LIBOR Rate Loan denominated in Dollars and (iv) at least four (4) Business Days before each LIBOR Rate Loan denominated in an Alternative Currency, of its or their intention to borrow, specifying (A) the date of such borrowing, which shall be a Business Day, (B) whether such Loan is to be a Revolving Credit Loan, Finnish Mark Loan or a Swingline Loan, (C) if such Loan is a Revolving Credit Loan, whether such Loan shall be denominated in Dollars or in an Alternative Currency, (D) if denominated in Dollars, whether the Loans are to be LIBOR Rate Loans or Base Rate Loans, (E) the amount of such borrowing, which shall be (u) with respect to LIBOR Rate Loans denominated in Dollars in an aggregate principal amount of $10,000,000 or a whole multiple of $1,000,000 in excess thereof, (v) with respect to LIBOR Rate Loans denominated in an Alternative Currency (other than Finnish Marks) in an aggregate principal Alternative Currency Amount of $10,000,000 or a whole multiple of $1,000,000 in excess thereof, (x) with respect to LIBOR Rate Loans denominated in Finnish Marks in an aggregate principal Alternative Currency Amount of $2,000,000 or a whole multiple of $100,000 in excess thereof, (y) with respect to Base Rate Loans in an aggregate principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof, and (z) with respect to Swingline Loans in an aggregate principal amount of $100,000 or a whole multiple thereof and (F) in the case of a LIBOR Rate Loan, the duration of the Interest Period applicable thereto. Notices received after 12:00 noon (Charlotte time) shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify (i) the Lenders of each Notice of Borrowing with respect to a Revolving Credit Loan and (ii) the Finnish Mark Lenders of each Notice of Borrowing with respect to a Finnish Mark Loan.

         (b) Disbursement of Revolving Credit Loans Denominated in Dollars and Swingline Loans. Not later than 2:00 p.m. (Charlotte time) on the proposed borrowing date for any Loan denominated in Dollars, (i) each Lender will make available to the Administrative Agent, for the account of BREED, at the office of the Administrative Agent in Dollars in funds immediately available to the Administrative Agent, such Lender's Commitment Percentage of the requested Revolving Credit Loan to be made on such borrowing date and (ii) the Swingline Lender will make available to the Administrative Agent, for the account of BREED, at the office of the Administrative Agent in Dollars in funds immediately available to the Administrative Agent, the Swingline Loans to be made to BREED on such borrowing date. BREED hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of each borrowing requested pursuant to this
Section 2.4 in immediately available funds by crediting such proceeds to a deposit account of BREED maintained with the Administrative Agent or by wire transfer from such deposit account to another account as may be requested by BREED by prior written notice to the Administrative Agent. Subject to Section
3.7 hereof, the Administrative Agent shall not be obligated to disburse the portion of the proceeds of any Loan requested pursuant to this Section 2.4 to the extent that any Lender has not made available to the Administrative Agent its Commitment Percentage of such Loan. Revolving Credit Loans to be made for the purpose of refunding Swingline Loans shall be made by the Lenders as provided in Section 2.3(b) hereof.

         (c) Disbursement of Alternative Currency Loans (other than Finnish Mark Loans). Not later than 10:00 a.m. (the time of the Administrative Agent's Correspondent) on the proposed borrowing date for any Alternative Currency Loan (other than Finnish Mark Loans), each Lender will make available to the Administrative Agent for the account of the applicable A/C Borrower or A/C
Borrowers at the office of the Administrative Agent's Correspondent in the requested Alternative Currency in funds immediately available to the Administrative Agent, such Lender's Commitment Percentage of the requested borrowing to be denominated in such Alternative Currency. The A/C Borrowers hereby irrevocably authorize the Administrative Agent to disburse the proceeds of each borrowing requested pursuant to this Section 2.4 in immediately available funds by crediting such proceeds to an account of the applicable A/C Borrower maintained with the Administrative Agent's Correspondent or by wire transfer from such deposit account to another account as may be requested by such A/C Borrower by prior written notice to the Administrative Agent. Subject to Section 3.7 hereof, the Administrative Agent shall not be obligated to disburse the portion of the proceeds of any Loan requested pursuant to this
Section 2.4 to the extent that any Lender has not made available to the Administrative Agent its Commitment Percentage of such Loan.

         (d) Disbursement of Finnish Mark Loans. Not later than 10:00 a.m. (the time of the Administrative Agent's Correspondent) on the proposed borrowing date for any Finnish Mark Loan, each Finnish Mark Lender will make available to the Administrative Agent for the account of the applicable A/C Borrower or A/C Borrowers at the office of the Administrative Agent's Correspondent in Finnish Marks in funds immediately available to the Administrative Agent, such Finnish Mark Lender's Commitment Percentage of the requested borrowing to be denominated in Finnish Marks. The A/C Borrowers hereby irrevocably authorize the Administrative Agent to disburse the proceeds of each borrowing requested pursuant to this Section 2.4 in immediately available funds by crediting such proceeds to an account of the applicable A/C Borrower maintained with the Administrative Agent's Correspondent or by wire transfer from such deposit account to another account as may be requested by such A/C Borrower by prior written notice to the Administrative Agent. Subject to Section 3.7 hereof, the Administrative Agent shall not be obligated to disburse the portion of the proceeds of any Finnish Mark Loan requested pursuant to this Section 2.4 to the extent that any Finnish Mark Lender has not made available to the Administrative Agent its Commitment Percentage of such Finnish Mark
Loan.

         SECTION 2.5 Repayment of Revolving Credit Loans, Finnish Mark Loans and Swingline Loans.

         (a) Repayment. The applicable Borrower or Borrowers shall repay (i) the principal Dollar Amount of all outstanding Revolving Credit Loans in full in the currency in which each such Revolving Credit Loan was initially funded, together with all accrued but unpaid interest thereon, on the Credit Facility Termination Date, (ii) the principal Dollar Amount of all outstanding Finnish Mark Loans in full in Finnish Marks, together with all accrued but unpaid interest thereon, on the Credit Facility Termination Date (or in accordance with Section 2.2(b) if earlier) and (iii) the principal amount of all outstanding Swingline Loans in full, together with all accrued but unpaid interest thereon, in accordance with
Section 2.3(b).

         (b)      Mandatory Repayment of Excess Loans.

              (i) Aggregate Commitment. If at any time (as determined by the Administrative Agent under Section 2.5(b)(iv)), and for any reason, the aggregate principal Dollar Amount of all outstanding Revolving Credit Loans, Finnish Mark Loans and Swingline Loans exceeds one hundred and five percent (105%) of the Aggregate Commitment, the applicable Borrower or Borrowers shall
(A) first, if (and to the extent) necessary to eliminate such excess, immediately repay outstanding Revolving Credit Loans that are Base Rate Loans by the Dollar Amount of such excess in the currency in which each such Loan was initially funded (and/or reduce any pending request for a Base Rate Loan on such day by the Dollar Amount of such excess) and (B) second, if (and to the extent) necessary to eliminate such excess, immediately repay LIBOR Rate Loans in the currency in which each such Loan was initially funded (and/or reduce any pending requests for a borrowing or continuation or conversion of such Loans submitted in respect of such Loans on such day) by the Dollar Amount of any remaining excess.

             (ii) Excess Finnish Mark Loans. If at any time and for any reason the outstanding principal amount of all outstanding Finnish Mark Loans exceeds the lesser of (A) the Aggregate Commitment less the sum of the outstanding principal Dollar Amount of all Revolving Credit Loans less the sum of the outstanding principal Dollar Amount of all Swingline Loans and (B) the Finnish Mark Aggregate Commitment, such excess shall be immediately repaid in Finnish Marks by the applicable A/C Borrower or A/C Borrowers to the Administrative Agent for the account of the Finnish Mark Lenders.

            (iii) Excess Swingline Loans. If at any time and for any reason the outstanding principal amount of all outstanding Swingline Loans exceeds the lesser of (A) the Aggregate Commitment less the sum of the outstanding principal Dollar Amount of all Revolving Credit Loans less the sum of the outstanding principal Dollar Amount of all Finnish Mark Loans and (B) the Swingline
Commitment, such excess shall be immediately repaid by BREED to the Administrative Agent for the account of the Swingline Lender.

             (iv) Compliance and Payments.  Each Borrower's compliance with this
Section 2.5(b) shall be tested from time to time by the Administrative Agent at its sole discretion, but in any event on each day an interest payment is due under Section 3.1(e). All payments pursuant to this Section 2.5(b) shall be accompanied by any amount required to be repaid under Section 3.11.

         (c) Other Mandatory Repayments. The Borrowers shall repay the Loans in accordance with Section 2.7 in connection with any permanent reduction in the Aggregate Commitment.

         (d) Optional Repayments. Any Borrower may at any time and from time to time repay the Loans made thereto in the currency in which each such Loan was initially funded, in whole or in part, with respect to LIBOR Rate Loans denominated in an Alternative Currency, upon irrevocable notice to the Administrative Agent made no later than 12:00 noon (Charlotte time) on the Business Day that is at least four (4) Business Days' prior to such prepayment, upon at least three (3) Business Days' irrevocable notice to the Administrative Agent with respect to LIBOR Rate Loans denominated in Dollars, one (1) Business Day's irrevocable notice with respect to Base Rate Loans, and same Business Day irrevocable notice with respect to Swingline Loans, in the form attached hereto as Exhibit

C (a "Notice of Prepayment"), specifying the date and amount of repayment and whether the repayment is of LIBOR Rate Loans denominated in an Alternative Currency (including, without limitation, Finnish Mark Loans), LIBOR Rate Loans denominated in Dollars, Base Rate Loans, Swingline Loans, or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender. If any such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial repayments shall be in an aggregate amount of $1,000,000 or a whole multiple of $500,000 in excess thereof with respect to Base Rate Loans, $10,000,000 or a whole multiple of $1,000,000 in excess thereof with respect to LIBOR Rate Loans (or with respect to Alternative Currency Loans other than Finnish Mark Loans, the Alternative Currency Amount thereof), the Alternative Currency Amount of $2,000,000 or a whole multiple of $100,000 in excess thereof with respect to Finnish Mark Loans, and a whole multiple of $100,000 with respect to Swingline Loans. Each such repayment shall be accompanied by any amount required to be paid pursuant to Section 3.11 hereof.

         (e) Limitation on Repayment of LIBOR Rate Loans. No Borrower may repay any LIBOR Rate Loan (including, without limitation, any LIBOR Rate Loan denominated in an Alternative Currency) on any day other than on the last day of the Interest Period applicable thereto unless such repayment is accompanied by any amount required to be paid pursuant to Section 3.11 hereof.

         SECTION 2.6       Notes.

         (a) Revolving Credit Notes. Each Lender's Revolving Credit Loans and the obligation of each Borrower to repay such Revolving Credit Loans shall be evidenced by a Revolving Credit Note executed by each Borrower payable to the order of such Lender representing each such Borrower's obligation to pay such Lender's Commitment or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made and to be made by such Lender to such Borrower hereunder, plus interest and all other fees, charges and other amounts due thereon. Each Revolving Credit Note shall be dated the date hereof and shall bear interest on the unpaid principal amount thereof at the applicable interest rate per annum specified in Section 3.1.

         (b) Finnish Mark Notes. Each Finnish Mark Lender's Finnish Mark Loans and the obligation of each applicable A/C Borrower to repay such Finnish Mark Loans shall be evidenced by a Finnish Mark Note executed by such A/C Borrower payable to the order of such Finnish Mark Lender representing such A/C Borrower's obligation to pay such Finnish Mark Lender's Finnish Mark Commitment or, if less, the aggregate unpaid principal amount of all Finnish Mark Loans made and to be made by such Finnish Mark Lender to such A/C Borrower hereunder, plus interest and all other fees, charges and other amounts due thereon. Each Finnish Mark Note shall be dated the date hereof and shall bear interest on the unpaid principal amount thereof at the applicable interest rate per annum specified in Section 3.1.

         (c) Swingline Notes. The Swingline Loans and the obligation of BREED to repay such Swingline Loans shall be evidenced by the Swingline Note executed by BREED payable to the order of the Swingline Lender representing BREED's obligation to pay the Swingline Commitment or, if less, the aggregate unpaid principal amount of all Swingline Loans made and to be made by the Swingline Lender to BREED hereunder, plus interest and all other fees, charges and other amounts due thereon. The Swingline Note shall be dated the date hereof and shall bear interest on the unpaid principal amount thereof at the applicable interest rate specified in Section 3.1.

         SECTION 2.7       Permanent Reduction of the Aggregate
Commitment.

         (a) Voluntary Reduction. The Borrowers shall have the right at any time and from time to time, upon at least five (5) Business Days' prior written notice to the Administrative Agent, to permanently reduce, in whole at any time or in part from time to time, without premium or penalty, the Aggregate Commitment in an aggregate principal amount not less than $10,000,000 or any whole multiple of $1,000,000 in excess thereof. To the extent that the Aggregate Commitment is reduced to an amount below the Alternative Currency Commitment or the Finnish Mark Aggregate Commitment, there shall be a corresponding permanent reduction of the Alternative Currency Commitment or the Finnish Mark Aggregate Commitment, as applicable, to the amount of the Aggregate Commitment as so reduced.

         (b)      Mandatory Permanent Reductions.

                  (i) Incurrence of Debt. The Total Aggregate Commitment shall be permanently reduced by an amount equal to one hundred percent (100%) of the amount of any Debt incurred pursuant to Section 9.1(j), such application to the Aggregate Commitment under this Agreement and/or the Five-Year Credit Agreement to be determined by the Borrowers in their sole discretion. Such reduction shall be made promptly upon the incurrence of such Debt.

             (ii) Sale of Assets. The Total Aggregate Commitment shall be permanently reduced by an amount equal to fifty percent (50%) of the aggregate Net Proceeds from any sale or disposition of assets permitted pursuant to Section 9.6(e), such application to the Aggregate Commitment under this Agreement and/or the Five-Year Credit Agreement to be determined by the Borrowers in their sole discretion. Such reduction shall be made promptly upon the consummation of any such sale or disposition.

         (c) Additional Payments. Each permanent reduction permitted or required pursuant to this Section 2.7 shall be accompanied by a payment of principal sufficient to reduce the aggregate principal Dollar Amount of the outstanding Loans of the Lenders after such reduction to the Aggregate Commitment as so reduced. All prepayments required by this Section 2.7(b) shall be applied first to the aggregate outstanding principal amount of Swingline Loans, second to the aggregate outstanding principal amount of Finnish Mark Loans and third to the aggregate outstanding principal amount of Revolving Credit Loans. Any permanent reduction of the Aggregate Commitment to zero shall be accompanied by payment of all outstanding Obligations and, if such reduction is permanent, termination of the Commitments and the Credit Facility. If the reduction of the Aggregate Commitment requires the repayment of any LIBOR Rate Loan, such reduction may be made only on the last day of the then current Interest Period applicable thereto unless such repayment is accompanied by any amount required to be paid pursuant to Section 3.11 hereof.

         SECTION 2.8 Termination of Credit Facility. The Credit Facility shall terminate on the earliest of (a) April __, 1998, (b) the date of a permanent reduction of the Aggregate Commitment in whole pursuant to Section 2.7(a) or Section 2.7(b), and (c) the date of termination by the Administrative Agent on behalf of the Lenders pursuant to
Section 11.2(a); provided that the Borrowers may request on an annual basis a 364-day extension of the date set forth in clause (a) above by providing the Administrative Agent and each of the Lenders with a written request for such extension not more than ninety (90) days and not fewer than sixty (60) days prior to the then existing Credit Facility Termination Date; provided further that each such extension shall be subject to the satisfaction by the Borrowers of each of the conditions set forth in Section 4.3 on the then existing Credit Facility Termination Date. Each of the Lenders shall provide written notice to the Administrative Agent on or prior to the thirtieth (30th) day before the then existing Credit Facility Termination Date of its desire to extend or not to so extend such date. No Lender shall be under any obligation or commitment to extend such date and no such obligation or commitment on the part of any Lender shall be inferred from the provisions of this Section 2.8. Failure on the part of any Lender to respond to such request by the required date set forth above shall be deemed to be a denial of such request by such Lender. The requested extension shall not be granted unless Lenders holding Commitments aggregating at least seventy-five percent (75%) of the Aggregate Commitment at such time shall have consented in writing to such extension. If Lenders holding Commitments aggregating less than one hundred percent (100%) but equal to or greater than seventy-five percent (75%) of the Aggregate Commitment consent to such extension, the Borrowers may elect by written notice to the Administrative Agent and Lenders to (i) continue the Credit Facility for such additional period with an Aggregate Commitment equal to the then effective Aggregate Commitment less the total Commitments of Lenders who have not consented to such an extension ("Non-Consenting Lenders") and with a Finnish Mark Commitment equal to the then effective Finnish Mark Commitment less the total of the individual Finnish Mark Commitments of Non-Consenting Lenders who are Finnish Mark Lenders or (ii) require any such Non-Consenting Lender to transfer and assign without recourse (in accordance with the provisions of Section 13.10) its Commitment and other interests, rights and obligations under this Agreement to an Eligible Assignee (who consents thereto), which shall assume such obligations upon its consent to assume such obligations; provided that (A) no such assignment shall conflict with any Applicable Law, (B) such assignment shall be at the cost and expense of the Borrowers and (C) the purchase price to be paid to such NonConsenting Lender shall be an amount equal to the outstanding principal amount of the Loans of such Non-Consenting Lender plus all interest accrued and unpaid thereon and all other amounts owing to such Non-Consenting Lender thereon. The Administrative Agent shall provide prompt notice to the Borrowers and the Lenders in writing as to whether the requested extension has been granted and, if applicable, the list of Non-Consenting Lenders. If the extension is granted, upon the then existing Credit Facility Termination Date, the date set forth in clause (a) above shall be extended to the date which is 364 days from the then current date set forth therein.

         SECTION 2.9 Use of Proceeds. The Borrowers shall use the proceeds of the Loans (a) to finance investments and acquisitions permitted by the terms hereof, (b) for working capital and general corporate requirements of the Borrowers, including the payment of certain fees and expenses incurred in connection with the transactions contemplated hereby and (c) to refinance existing debt.

         SECTION 2.10 Nature of Obligations. Except as otherwise set forth in the other Loan Documents, the obligations of the Borrowers under the Note or Notes executed thereby and the other Obligations of the Borrowers shall be several and not joint and several among the Borrowers.

         SECTION 2.11 Security. The Obligations of each Loan Party shall be secured in accordance with the terms of the applicable Security Documents.


                                   ARTICLE III

                            GENERAL LOAN PROVISIONS

         SECTION 3.1       Interest.

         (a) Interest Rate Options. Subject to the provisions of this Section 3.1, at the election of the applicable Borrower or Borrowers, Revolving Credit Loans denominated in Dollars shall bear interest at the Base Rate or the LIBOR Rate plus, in each case, the Applicable Margin as set forth below, and Revolving Credit Loans denominated in an Alternative Currency and Finnish Mark Loans shall bear interest at the LIBOR Rate plus the Applicable Margin as set forth below. Each Swingline Loan shall bear interest at the Swingline Rate. The applicable Borrower or Borrowers shall select the rate of interest and Interest Period, if any, applicable to any Revolving Credit Loan or Finnish Mark Loan at the time a Notice of Borrowing is given pursuant to Section 2.4 or at the time a Notice of Conversion/Continuation is given pursuant to Section 3.2. Each Loan or portion thereof bearing interest based on the Base Rate shall be a "Base Rate Loan" and each Loan or portion thereof bearing interest based on the LIBOR Rate shall be a "LIBOR Rate Loan". Any Loan or any portion thereof as to which the applicable Borrower or Borrowers has not duly specified an interest rate as provided herein shall be deemed a Base Rate Loan denominated in Dollars.

         (b) Interest Periods. In connection with each LIBOR Rate Loan, the applicable Borrower or Borrowers, by giving notice at the times described in
Section 3.1(a), shall elect an interest period (each, an "Interest Period") to be applicable to such Loan, which Interest Period shall be a period of one (1), two (2), three (3), six (6), or if made available by the Administrative Agent and the Lenders (in their sole discretion), twelve (12) months with respect to each LIBOR Rate Loan; provided, that:

                        (i) the Interest Period shall commence on the date of advance of or conversion to any LIBOR Rate Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the next preceding Interest Period expires;

                       (ii) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, that if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                      (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last

         Business Day of the relevant calendar month at the end of such Interest Period;

                       (iv) no Interest Period shall extend beyond the Credit Facility Termination Date; and

                        (v) there shall be no more than eight (8) Interest Periods outstanding at any time.

         (c)      Applicable Margin.  The Applicable Margin provided for in
Section 3.1(a) with respect to the Loans (the "Applicable Margin") shall:

                  (i) for the period commencing on the Closing Date and ending on the date immediately preceding the fifth (5th) Business Day following receipt by the Administrative Agent of the financial statements of BREED and its Subsidiaries for the fiscal quarter ending March 31, 1997 and the accompanying Officer's Compliance Certificate, be determined based on the Leverage Ratio set forth in the Financial Condition Certificate delivered pursuant to Section 4.2(e)(ii) in accordance with the chart below;

             (ii) for the period commencing on the fifth (5th) Business Day following receipt by the Administrative Agent of the financial statements of BREED and its Subsidiaries for the fiscal quarter ending June 30, 1997 and the accompanying Officer's Compliance Certificate and continuing through and including the Credit Facility Termination Date, be determined by reference to the Leverage Ratio as of the end of the fiscal quarter immediately preceding the delivery of the applicable Officer's Compliance Certificate in accordance with the chart below:

                           Applicable Margin Per Annum
         Leverage Ratio                     Base Rate +       LIBOR Rate +

         Greater than 3.25                     0.00%                      1.050%

         Less than or equal
         to 3.25 and greater
         than 3.00                             0.00%                      0.800%

         Less than or equal
         to 3.00 and greater
         than 2.50                             0.00%                      0.600%

         less than or equal
         to 2.50 but greater
         than 2.00                             0.00%                      0.475%

         less than or equal
         to 2.00                               0.00%                      0.375%


Adjustments, if any, in the Applicable Margin shall be made by the Administrative Agent on the tenth (10th) Business Day (the "Adjustment Date") after receipt by the Administrative Agent of quarterly financial statements for BREED and its Subsidiaries and the accompanying Officer's Compliance Certificate setting forth the Leverage Ratio as of the most recent fiscal quarter end.
Subject to Section 3.1(d), in the event the Borrowers fail to deliver such financial statements and certificate within the time required by Section 6.2 hereof, the Applicable Margin shall be the highest Applicable Margin set forth above until the delivery of such financial statements and certificate.

         Notwithstanding anything to the contrary contained herein, in the event the Interest Coverage Ratio (as determined pursuant to Section 8.3 of this Agreement) is less than 3.00 to 1.00 during the applicable period set forth in such Section 8.3, the Applicable Margin set forth in this Section 3.1 shall be deemed to be 1.000% with respect to LIBOR Rate Loans (unless the Applicable Margin with respect to LIBOR Rate Loans is determined to be 1.250% pursuant to the terms of this Section 3.1(c)).

         (d) Default Rate. Upon the occurrence and during the continuance of an Event of Default, (i) the Borrowers shall no longer have the option to request LIBOR Rate Loans, (ii) all outstanding LIBOR Rate Loans shall bear interest at a rate per annum two percent (2%) in excess of the rate then applicable to LIBOR Rate Loans, as applicable, until the end of the applicable Interest Period and thereafter at a rate equal to two percent (2%) in excess of the rate then applicable to Base Rate Loans, and (iii) all outstanding Base Rate Loans (including, without limitation, Swingline Loans) shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate then applicable to Base Rate Loans. Interest shall continue to accrue on the Notes after the filing by or against any Borrower of any petition seeking any relief in bankruptcy or under any act or law pertaining to insolvency or debtor relief, whether state, federal or foreign.

         (e) Interest Payment and Computation. Interest on each Base Rate Loan and each Swingline Loan shall be payable in arrears on the last Business Day of each fiscal quarter commencing June 30, 1997 and interest on each LIBOR Rate
Loan shall be payable on the last day of each Interest Period applicable thereto, and if such Interest Period extends over three (3) months, at the end of each three (3) month interval during such Interest Period. All interest rates, fees and commissions provided hereunder shall be computed on the basis of a 360-day year and assessed for the actual number of days elapsed; provided, that (i) interest rates on each Loan denominated in Pounds Sterling shall be computed on the basis of a 365-day year and (ii) interest rates on each Base Rate Loan and each Swingline Loan shall be computed on the basis of a 365/366-day year.

         (f) Maximum Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder or under any of the Notes charged or collected pursuant to the terms of this Agreement or pursuant to any of the Notes exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Administrative Agent's option promptly refund to the applicable Borrower or Borrowers any interest received by Lenders in excess of the maximum lawful rate or shall apply such excess to the principal balance of the Obligations. It is the intent hereof that the Borrowers not pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrowers under Applicable Law.

         SECTION 3.2 Notice and Manner of Conversion or Continuation of Revolving Credit Loans and Finnish Mark Loans. Provided that no

Default or Event of Default has occurred and is then continuing, the Borrowers shall have the option to (a) convert at any time all or any portion of any outstanding Base Rate Loans that are Revolving Credit Loans in a principal amount equal to $10,000,000 or any whole multiple of $1,000,000 in excess thereof into one or more LIBOR Rate Loans denominated in Dollars, (b) upon the expiration of any Interest Period, convert all or any part of any outstanding LIBOR Rate Loans denominated in Dollars in a principal amount equal to $1,000,000 or a whole multiple of $500,000 in excess thereof into Base Rate Loans that are Revolving Credit Loans, (c) upon the expiration of any Interest Period, continue any LIBOR Rate Loan denominated in any Permitted Currency (other than Finnish Marks) in a principal amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof (or with respect to LIBOR Rate Loans denominated in an Alternative Currency other than Finnish Marks, the Alternative Currency Amount in each case thereof) as a LIBOR Rate Loan in the same Permitted Currency or (d) upon the expiration of any Interest Period, continue any LIBOR Rate Loan denominated in Finnish Marks in a principal Alternative Currency
Amount of $2,000,000 or any whole multiple of $100,000 in excess thereof as a LIBOR Rate Loan in Finnish Marks. Whenever any Borrower or Borrowers desire to convert or continue Loans as provided above, such Borrower or Borrowers shall give the Administrative Agent irrevocable prior written notice in the form attached as Exhibit D (a "Notice of Conversion/Continuation") not later than 11:00 a.m. (Charlotte time) four (4) Business Days (with respect to any Loan denominated in an Alternative Currency) and three (3) Business Days (with respect to any Loan denominated in Dollars) before the day on which a proposed conversion or continuation of such Loan is to be effective specifying (A) the Loans to be converted or continued, and, in the case of any LIBOR Rate Loan to be converted or continued, the Permitted Currency in which such Loan is denominated and the last day of the Interest Period therefor, (B) the effective date of such conversion or continuation (which shall be a Business Day), (C) the principal amount of such Loans to be converted or continued, and (D) the Interest Period to be applicable to such converted or continued LIBOR Rate Loan. The Administrative Agent shall promptly notify the Lenders of such Notice of Conversion/Continuation.

         SECTION 3.3       Fees.

         (a) Facility Fee. The Borrowers shall pay to the Administrative Agent, for the account of the Lenders, a non-refundable facility fee at a rate per annum equal to the applicable percentage set forth below in this Section 3.3(a) on the amount of the Aggregate Commitment. The facility fee shall be payable in arrears on the last Business Day of each fiscal quarter during the term of this Agreement commencing June 30, 1997, and on the Credit Facility Termination Date. Such facility fee shall be distributed by the Administrative Agent to the Lenders pro rata in accordance with the Lenders' respective Commitment Percentages. The facility fee rate shall:

                  (i) for the period commencing on the Closing Date and ending on the date immediately preceding the fifth (5th) Business Day following receipt by the Administrative Agent of the Consolidated financial statements of BREED for the fiscal quarter ending March 31, 1997 and the accompanying Officer's Compliance Certificate, be determined based on the Leverage Ratio set forth in the Financial Condition Certificate delivered pursuant to Section 4.2(e)(ii) in accordance with the chart below;

             (ii) for the period commencing on the fifth (5th) Business Day following receipt by the Administrative Agent of the Consolidated financial statements of BREED for the fiscal quarter ending June 30, 1997 and the accompanying Officer's Compliance Certificate and continuing through and including the Credit Facility Termination Date, be determined by reference to the Leverage Ratio of BREED and its Subsidiaries as of the end of the fiscal quarter immediately preceding the delivery of the applicable Officer's Compliance Certificate in accordance with the chart below:

         Leverage Ratio                              Facility Fee Rate

         Greater than 3.25                                     0.200%

         Less than or equal
         to 3.25 and greater
         than 3.00                                             0.200%

         Less than or equal
         to 3.00 and greater
         than 2.50                                             0.150%

         less than or equal
         to 2.50 but greater
         than 2.00                                             0.150%

         less than or equal
         to 2.00                                               0.125%


Adjustments, if any, in the facility fee rate shall be made by the Administrative Agent on the tenth (10th) Business Day (the "Adjustment Date") after receipt by the Administrative Agent of quarterly financial statements for BREED and its Subsidiaries and the accompanying Officer's Compliance Certificate setting forth the Leverage Ratio of BREED and its Subsidiaries as of the most recent fiscal quarter end. In the event the Borrowers fail to deliver such financial statements and certificate within the time required by Section 6.2 hereof, the facility fee rate shall be the highest facility fee rate set forth above until the delivery of such financial statements and certificate.

         Notwithstanding anything to the contrary contained herein, in the event the Interest Coverage Ratio (as determined pursuant to Section 8.3 of this Agreement) is less than 3.00 to 1.00 during the applicable period set forth in such Section 8.3, the Facility Fee Rate set forth in this Section 3.3 shall be deemed to be .300%.

         (b) Administrative Agent's and Other Fees. In order to compensate the Administrative Agent for structuring, syndicating and arranging the Loans and for its obligations hereunder, the Borrowers agree to pay to the Administrative Agent, for its sole account, the fees set forth in the separate fee letter agreement executed by BREED and the Administrative Agent dated March 18, 1997.

         SECTION 3.4       Manner of Payment.

         (a) Loans Denominated in Dollars. Each payment (including repayments described in Article II) by any Borrower on account of the principal of or interest on the Loans denominated in Dollars or of any fee, commission or other amounts payable to the Lenders under this Agreement or any Note (except as set forth in Section

3.4(b)) shall be made in Dollars not later than 1:00 p.m. (Charlotte time) on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent's Office for the account of the Lenders pro rata in accordance with their respective Commitment Percentages in immediately available funds and shall be made without any set-off, counterclaim or deduction whatsoever. Any payment received after such time but before 2:00 p.m. (Charlotte time) on such day shall be deemed a payment on such date for the purposes of
Section 11.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received after 2:00 p.m. (Charlotte time) shall be deemed to have been made on the next succeeding Business Day for all purposes.

         (b) Loans Denominated in Alternative Currencies. Each payment (including repayments described in Article II) by any A/C Borrower on account of the principal of or interest on the Loans denominated in any Alternative Currency shall be made in such Alternative Currency not later than 12:00 noon (the time of the Administrative Agent's Correspondent) on the date specified for payment under this Agreement to the Administrative Agent's account with the Administrative Agent's Correspondent for the account of the Lenders pro rata in accordance with their respective Commitment Percentages (or, with respect to Finnish Mark Loans, for the account of the Finnish Mark Lenders pro rata in accordance with their respective Finnish Mark Commitment Percentages) in immediately available funds, and shall be made without any set-off, counterclaim or deduction whatsoever. Any payment received after such time but before 1:00 p.m. (the time of the Administrative Agent's Correspondent) on such day shall be deemed a payment on such date for the purposes of Section 11.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received after 1:00 p.m. (the time of the Administrative Agent's Correspondent) shall be deemed to have been made on the next succeeding Business Day for all purposes.

         (c) Pro Rata Treatment. Upon receipt by the Administrative Agent of each such payment, the Administrative Agent shall distribute to each Lender or Finnish Mark Lender, as applicable, at its address for notices set forth herein its pro rata share of such payment in accordance with the Commitment Percentage of such Lender or Finnish Mark Commitment Percentage of such Finnish Mark Lender, as applicable, and shall wire advice of the amount of such credit to each Lender or each Finnish Mark Lender, as applicable. Each payment to the Administrative Agent of the Swingline Lender's fees or commissions shall be made in like manner, but for the account of the Swingline Lender. Each payment to the Administrative Agent of Administrative Agent's fees or expenses shall be made for the account of the Administrative Agent and any amount payable to any Lender under Sections 3.10, 3.11, 3.12, 3.13, 12.2, and 13.2 shall be paid to the Administrative Agent for the account of the applicable Lender or Finnish Mark Lender. Subject to Section 3.1(b)(ii), if any payment under this Agreement or any Note shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest if payable along with such payment.

         SECTION 3.5 Crediting of Payments and Proceeds. In the event that any Borrower shall fail to pay any of the Obligations when due and the Obligations have been accelerated pursuant to Section 11.2, all payments received by the Lenders upon the Notes and the other Obligations and all net proceeds from the enforcement of the Obligations shall be applied to all expenses then due and payable by the Borrowers hereunder, then to all indemnity obligations then due and payable by the Borrowers hereunder, then to all Administrative Agent's fees then due and payable, then to all commitment and other fees and commissions then due and payable, then to accrued and unpaid interest on the Swingline Note to the Swingline Lender, then to the principal amount outstanding under the Swingline Note to the Swingline Lender, then to the principal amount outstanding and accrued and unpaid interest on the Finnish Mark Notes, then to accrued and unpaid interest on the Revolving Credit Notes, then to any termination payments due in respect of a Hedging Agreement with any Lender permitted pursuant to
Section 9.1 (pro rata in accordance with all such amounts due), in that order.

         SECTION 3.6       Adjustments.

         (a) If any Lender (a "Benefitted Lender") shall at any time receive any payment of all or part of its Revolving Credit Loans, or interest thereon, or if any Lender shall at any time receive any collateral in respect to its Revolving Credit Loans (whether voluntarily or involuntarily, by set-off or otherwise) in a greater proportion than any such payment to and collateral received by any other Lender, if any, in respect of such other Lender's Revolving

Credit Loans, or interest thereon, such Benefitted Lender shall purchase for cash from the other Lenders such portion of each such other Lender's Revolving Credit Loans, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned to the extent of such recovery, but without interest. The Borrowers agree that each Lender so purchasing a portion of another Lender's Revolving Credit Loans may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

         (b) If any Finnish Mark Lender (a "Benefitted Finnish Mark Lender") shall at any time receive any payment of all or part of its Finnish Mark Loans, or interest thereon, or if any Finnish Mark Lender shall at any time receive any collateral in respect to its Finnish Mark Loans (whether voluntarily or involuntarily, by set-off or otherwise) in a greater proportion than any such payment to and collateral received by any other Finnish Mark Lender, if any, in respect of such other Finnish Mark Lender's Finnish Mark Loans, or interest thereon, such Benefitted Finnish Mark Lender shall purchase for cash from the other Finnish Mark Lenders such portion of each such other Finnish Mark Lender's Finnish Mark Loans, or shall provide such other Finnish Mark Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Finnish Mark Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Finnish Mark Lenders; provided, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Finnish Mark Lender, such purchase shall be rescinded, and the purchase price and benefits returned to the extent of such recovery, but without interest. The Borrowers agree that each Finnish Mark Lender so purchasing a portion of another Finnish Mark Lender's Finnish Mark Loans may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

         SECTION  3.7  Nature  of  Obligations  of  Lenders   Regarding   Loans;
Assumption by the Administrative Agent. The obligations of the Lenders under this Agreement to make the Loans are several and are not joint or joint and several. Unless the Administrative Agent shall have received notice from a Lender prior to a proposed borrowing date that such Lender will not make available to the Administrative Agent such Lender's ratable portion of the amount to be borrowed on such date (which notice shall not release such Lender of its obligations hereunder), the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the proposed borrowing date in accordance with Section 2.4(b) and the Administrative Agent may, in reliance upon such assumption, make available to the applicable Borrower or Borrowers on such date a corresponding amount. If such amount is made available to the Administrative Agent on a date after such borrowing date, such Lender or Finnish Mark Lender, as applicable, shall pay to the Administrative Agent on demand an amount, until paid, equal to (a) with respect to a Loan denominated in Dollars, the amount of such Lender's Commitment Percentage of such borrowing and interest thereon at a rate equal to the daily average Federal Funds Rate during such period as determined by the Administrative Agent, (b) with respect to an Alternative Currency Loan (other than Finnish Mark Loans), such Lender's Commitment Percentage of such borrowing at a rate per annum equal to the Administrative Agent's aggregate marginal cost (including the cost of maintaining any required reserves or deposit insurance and of any fees, penalties, overdraft charges or other costs or expenses incurred by the Administrative Agent as a result of the failure to deliver funds hereunder) of carrying such amount and (c) with respect to a Finnish Mark Loan, such Finnish Mark Lender's Finnish Mark Commitment Percentage of such borrowing at a rate per annum equal to the Administrative Agent's aggregate marginal cost (including the cost of maintaining any required reserves or deposit insurance and of any fees, penalties, overdraft charges or other costs or expenses incurred by the Administrative Agent as a result of the failure to deliver funds hereunder) of carrying such amount. A certificate of the Administrative Agent with respect to any amounts owing under this Section 3.7 shall be conclusive, absent manifest error. If the Commitment Percentage of such Lender or the Finnish Mark Commitment Percentage of such Finnish Mark Lender, as applicable, of such borrowing is not made available to the Administrative Agent by such Lender or Finnish Mark Lender, as applicable, within three (3) Business Days of such borrowing date, the Administrative Agent shall be entitled to recover such amount made available by the Administrative Agent with interest thereon at the rate then applicable to such Loan hereunder, on demand, from the applicable Borrower or Borrowers. The failure of any Lender or Finnish Mark Lender, as applicable, to make its Commitment Percentage or Finnish Mark Commitment Percentage, as applicable, of any Loan available shall not relieve it or any other Lender or Finnish Mark Lender, as applicable, of its obligation, if any, hereunder to make its Commitment Percentage or Finnish Mark Commitment Percentage, as applicable, of such Loan available on such borrowing date, but no Lender or Finnish Mark Lender, as applicable, shall be responsible for the failure of any other Lender or Finnish Mark Lender, as applicable, to make its Commitment Percentage or Finnish Mark Commitment Percentage, as applicable, of such Loan available on the borrowing date.

         SECTION 3.8       Mandatory Redenomination of Alternative
Currency Loans.

         (a) If any LIBOR Rate Loan is required to be converted to a Base Rate Loan pursuant to Sections 2.2, 3.1(d), 3.10 or any other applicable provision hereof, such Loan shall be funded in Dollars in an amount equal to the Dollar Amount of such Loan, all subject to the provisions of Section 2.5(b). The applicable Borrower or Borrowers shall reimburse the Lenders or Finnish Mark Lenders, as applicable, upon any such conversion for any amounts required to be paid under Section 3.11.

         (b) If any Alternative Currency becomes unavailable to any Lender for any reason (including, without limitation, any conversion, discontinuation or replacement of such currency arising out of or in connection with any event associated with economic and monetary union in the European community) all outstanding Loans in such Alternative Currency shall be immediately redenominated and converted into Dollars in an amount equal to the Dollar Amount of such Loan, all subject to the provisions of Section 2.5(b).

         SECTION 3.9 Regulatory Limitation. In the event, as a result of increases in the value of Alternative Currencies against the Dollar or for any other reason, the obligation of any of the Lenders to make Loans (taking into account the Dollar Amount of the Obligations and all other indebtedness required to be aggregated under 12 U.S.C.A. ss.84, as amended, the regulations promulgated thereunder and any other Applicable Law) is determined by such Lender to exceed its then applicable legal lending limit under 12 U.S.C.A. ss.84, as amended, and the regulations promulgated thereunder, or any other Applicable Law, the amount of additional Loans such Lender shall be obligated to make or issue or participate in hereunder shall immediately be reduced to the maximum amount which such Lender may legally advance (as determined by such Lender), the obligation of each of the remaining Lenders hereunder shall be proportionately reduced, based on their applicable Commitment Percentages or Finnish Mark Commitment Percentages, as applicable, and, to the extent necessary under such laws and regulations (as determined by each of the Lenders, with respect to the applicability of such laws and regulations to itself), the Borrowers shall reduce, or cause to be reduced, complying to the extent practicable with the remaining provisions hereof, the Obligations outstanding hereunder by an amount sufficient to comply with such maximum amounts.

         SECTION 3.10      Changed Circumstances.

         (a) Circumstances Affecting LIBOR Rate and Alternative Currency Availability. If with respect to any Interest Period the Administrative Agent or any Lender (after consultation with the Administrative Agent) shall determine that (i) by reason of circumstances affecting the foreign exchange and interbank markets generally, deposits in eurodollars or an Alternative Currency in the applicable amounts are not being quoted via Telerate Page 3750 or offered to the Administrative Agent or such Lender for such Interest Period, (ii) a fundamental change has occurred in the foreign exchange or interbank markets with respect to any Alternative Currency (including, without limitation, changes in national or international financial, political or economic conditions or currency exchange rates or exchange controls) or (iii) it has become otherwise materially impractical for the Administrative Agent or the Lenders to make such Loan in an Alternative Currency, then the Administrative Agent shall forthwith give notice thereof to the Borrowers. Thereafter, until the Administrative Agent notifies the Borrowers that such circumstances no longer exist, the obligation of the Lenders to make LIBOR Rate Loans or Alternative Currency Loans, as applicable, and the right of the Borrowers to convert any Loan to or continue any Loan as a LIBOR Rate Loan or to convert any Loan to or continue any Loan as an Alternative Currency Loan, as applicable, shall be suspended, and the applicable Borrower or Borrowers shall repay in full (or cause to be repaid in full) the then outstanding principal amount of each such LIBOR Rate Loan or Alternative Currency Loan, as applicable, together with accrued interest thereon, on the last day of the then current Interest Period applicable to such LIBOR Rate Loan or Alternative Currency Loan, as applicable, or convert the then outstanding principal amount of each such LIBOR Rate Loan or Alternative Currency Loan, as applicable, to a Base Rate Loan as of the last day of such Interest Period.

         (b) Laws Affecting LIBOR Rate and Alternative Currency Availability. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any LIBOR Rate Loan or any Alternative Currency Loan, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Borrowers and the other Lenders. Thereafter, until the Administrative Agent notifies the Borrowers that such circumstances no longer exist, (i) the obligations of the Lenders to make LIBOR Rate Loans or Alternative Currency Loans, as applicable, and the right of the Borrowers to convert any Loan to or continue any Loan as a LIBOR Rate Loan or convert any Loan to or continue any Loan as an Alternative Currency Loan, as applicable, shall be suspended and thereafter the Borrowers may select only Base Rate Loans denominated in Dollars hereunder, and (ii) if any of the Lenders may not lawfully continue to maintain a LIBOR Rate Loan or an Alternative Currency Loan, as applicable, to the end of the then current Interest Period applicable thereto as a LIBOR Rate Loan or as an Alternative Currency Loan, as applicable, the applicable LIBOR Rate Loan or Alternative Currency Loan shall immediately be converted to a Base Rate Loan for the remainder of such Interest Period (provided that the Borrower and the Lenders shall enter into good faith negotiations promptly upon such conversion to determine a new interest rate index similar to that applicable to LIBOR Rate Loans).

         (c) Increased Costs. If, after the date hereof, the introduction of, or any change in, any Applicable Law, or in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of such Governmental Authority, central bank or comparable agency:

                  (i) shall subject any of the Lenders (or any of their respective Lending Offices) to any tax, duty or other charge with respect to any LIBOR Rate Loans, Alternative Currency Loans or any Note or shall change the basis of taxation of payments to any of the Lenders (or any of their respective Lending Offices) of the principal of or interest on any LIBOR Rate Loan, any Alternative Currency Loan or any Note or any other amounts due under this Agreement in respect thereof (except for changes in the rate of tax on the overall net income of any of the Lenders or any of their respective Lending Offices imposed by the jurisdiction in which such Lender is organized or is or should be qualified to do business or such Lending Office is located); or

             (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit, insurance or capital or similar requirement against assets of, deposits with or for the account of, or credit extended by any of the Lenders (or any of their respective Lending Offices) or shall impose on any of the Lenders (or any of their respective Lending Offices) or the foreign exchange and interbank markets any other condition affecting any LIBOR Rate Loan, any Alternative Currency Loan or any Note;

and the result of any of the foregoing is to increase the costs to any of the Lenders of maintaining any LIBOR Rate Loan or any Alternative Currency Loan, as applicable, or to reduce the yield or amount of any sum received or receivable by any of the Lenders under this Agreement or under the Notes in respect of a LIBOR Rate Loan or an Alternative Currency Loan, as applicable, then such Lender shall, within ninety (90) days thereafter, notify the Administrative Agent, and the Administrative Agent shall promptly notify the Borrowers of such fact and demand compensation therefor and, within fifteen (15) days after such notice by the

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



Administrative Agent, the applicable Borrower or Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender or Lenders for such increased cost or reduction. The Administrative Agent will promptly notify the Borrowers of any event of which it has knowledge which will entitle such Lender to compensation pursuant to this Section 3.10(c); provided, that the Administrative Agent shall incur no liability whatsoever to the Lenders or the Borrowers in the event it fails to do so. The amount of such compensation shall be determined, in the applicable Lender's sole discretion, based upon the assumption that such Lender funded its Commitment Percentage of the LIBOR Rate Loans or Alternative Currency Loans, as applicable, in the London interbank market and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrowers through the Administrative Agent and shall be presumed to be correct save for manifest error or reasonable evidence to the contrary.

         SECTION 3.11 Indemnity. The applicable Borrower or Borrowers hereby indemnify each of the Lenders against any loss or expense (including, without limitation, any foreign exchange costs) which may arise or be attributable to each Lender's obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain any Loan (a) as a consequence of any failure by such Borrower or Borrowers to make any payment when due of any amount due hereunder in connection with a LIBOR Rate Loan, (b) due to any failure of such Borrower or Borrowers to borrow on a date specified therefor in a Notice of Borrowing or Notice of Continuation/Conversion or (c) due to any payment, prepayment or conversion of any LIBOR Rate Loan on a date other than the last day of the Interest Period therefor. The amount of such loss or expense shall be determined, in the applicable Lender's sole discretion, based upon the assumption that such Lender funded its Commitment Percentage of the LIBOR Rate Loans in the London interbank market and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrowers through the Administrative Agent and shall be presumed to be correct save for manifest error or reasonable evidence to the contrary.

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



         SECTION 3.12 Capital Requirements. If either (a) the introduction of, or any change in, or in the interpretation of, any Applicable Law or (b) compliance with any guideline or request from any central bank or comparable agency or other Governmental Authority (whether or not having the force of law), has or would have the effect of reducing the rate of return on the capital of, or has affected or would affect the amount of capital required to be maintained by, any Lender or any corporation controlling such Lender as a consequence of, or with reference to the Commitments and other commitments of this type, below the rate which the Lender or such other corporation could have achieved but for such introduction, change or compliance, then within five (5) Business Days after written demand by any such Lender, the Borrowers shall pay to such Lender from time to time as specified by such Lender additional amounts sufficient to compensate such Lender or other corporation for such reduction. A certificate as to such amounts submitted to the Borrowers and the Administrative Agent by such Lender, shall, in the absence of manifest error or reasonable evidence to the contrary, be presumed to be correct and binding for all purposes.

         SECTION 3.13      Taxes.

         (a)      Payments Free and Clear.

                  (i) Any and all payments by the Borrowers hereunder or under the Notes shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholding, and all liabilities with respect thereto (including, without limitation, all claims, penalties, costs and expenses resulting from any failure to withhold or pay, or any delay in withholding or paying, any of the foregoing amounts) excluding, (A) in the case of each Lender and the Administrative Agent, income and franchise taxes imposed by the jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or is or should be qualified to do business or any political subdivision thereof (it being expressly acknowledged by the Borrowers that each Agent and each Lender shall not be required to be or become qualified, for purposes of this Section 3.13(a) or for any other Section of this Agreement, to do business in any specific jurisdiction or any political subdivision thereof) and (B) in the case of each Lender, income and franchise taxes imposed by the jurisdiction of such Lender's Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes").

                  (ii) If any Borrower shall be required by law to deduct or withhold (A) any Taxes payable to any Governmental Authority other than the United States Internal Revenue Service from or in respect of any sum payable hereunder or under any Note to any Lender or the Administrative Agent, or (B) any Taxes payable to the United States Internal Revenue Service from or in respect of any sum payable hereunder or under any Note to any Lender organized under the laws of a jurisdiction other than the United States, subject to the United States Internal Revenue Service Form 4224 or Form 1001 (as applicable and the Internal Revenue Service Form W-8 or W- 9 (as applicable) previously delivered to the Administrative Agent, then, in either such event, (1) the sum payable shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to additional sums payable under this Section 3.13) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the amount such party would have received had no such deductions or withholdings been made, (2) such Borrower shall make such deductions or withholdings, (3) such Borrower shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law, and (4) such Borrower shall deliver to the Administrative Agent evidence of such payment to the relevant taxing authority or other authority in the manner provided in Section 3.13(d). If, for any reason, any Borrower or Borrowers do not pay or remit such Taxes or do not for any reason pay any additional sums payable to any Lender or any Agent under this
         Section 3.13, the interest payable by such Borrower or Borrowers under this Agreement will be increased to the rate or rates necessary to yield and remit to such Lender or Agent the principal sum advanced together with interest at the applicable rate or rates specified in this Agreement after provision for payment of such Taxes. The Borrowers shall, from time to time, execute and deliver any and all further documents as may be necessary or advisable to give full force and effect to such increase in the rate or rates of interest.

         Each Lender agrees that if it subsequently recovers, or receives a net tax benefit with respect to, any amount of Taxes (i) previously paid by it and as to which it has been indemnified by or on behalf of the Borrowers or (ii) previously deducted or withheld by the Borrowers, such Lender shall reimburse the Borrowers to the extent of the amount of any such recovery or permanent net tax benefit (but only to the extent of indemnity payments made, or additional amounts paid, by or on behalf of the Borrowers under this Section 3.13(a) with respect to Taxes giving rise to such recovery or tax benefit; provided, however, that the Borrowers, upon the request of such Lender, agree to repay to such Lender the amount paid over to the Borrowers (together with any penalties, interest or other charges), in the event such Lender is required to repay such amount to the relevant taxing authority or other Governmental Authority. The determination by any Lender of the amount of any such recovery or net tax benefit shall, in the absence of manifest error or reasonable evidence to the contrary, be conclusive and binding.

         (b) Stamp and Other Taxes. In addition, the Borrowers shall pay any present or future stamp, registration, recordation or documentary taxes or any other similar fees or charges or excise or property taxes, levies of the United States or any state or political subdivision thereof or any applicable foreign jurisdiction which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the Loans, the other Loan Documents, or the perfection of any rights or security interest in respect thereto (hereinafter referred to as "Other Taxes").

         (c) Indemnity. The Borrowers shall indemnify each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 3.13) paid by such Lender or the
Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Such indemnification shall be made within thirty (30) days from the date

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



such Lender or the Administrative Agent (as the case may be) makes written demand therefor.

         (d) Evidence of Payment. Within thirty (30) days after the date of any payment of Taxes or Other Taxes, the affected Borrower shall furnish to the Administrative Agent, at its address referred to in Section 13.1, the original or a certified copy of a receipt evidencing payment thereof or other evidence of payment satisfactory to the Administrative Agent.

         (e) Survival. Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers contained in this Section 3.13 shall survive the payment in full of the Obligations and the termination of the Commitments.

         SECTION 3.14      Replacement Lenders.

         (a) Affected Lender. If (i) any Lender requests compensation pursuant to Section 3.10(c), 3.12 or 3.13(a)(ii) or (ii) the obligation of the Lenders to make LIBOR Rate Loans or to continue, or to convert Base Rate Loans into, LIBOR Rate Loans shall be suspended pursuant to Section 3.10(a) or (b) due to an event affecting any Lender, then, so long as there does not then exist any Default or Event of Default, the Borrowers may demand that such Lender (the "Affected Lender"), and upon such demand the Affected Lender shall promptly, assign its Commitment (and Finnish Mark Commitment, if applicable) to an Eligible Assignee selected by the Borrowers (which Eligible Assignee shall have consented to such assignment), subject to and in accordance with Section 13.10(b), for a purchase price equal to the Dollar Amount of the aggregate principal amount of the Loans then owing to the Affected Lender plus any accrued but unpaid interest thereon, accrued but unpaid fees and any other amounts owing to the Affected Lender hereunder. The Administrative Agent shall cooperate in effectuating the replacement of an Affected Lender under this Section 3.14(a), but at no time shall the Administrative Agent be obligated in any way whatsoever to initiate any such replacement. The exercise by the Borrowers of their rights under this
Section 3.14(a) shall be at the Borrowers' sole cost and expense, and at no cost or expense of the Administrative Agent, the Affected Lender or any of the other Lenders.

         (b) Failed Lender. In the event any Lender shall fail to meet any of its obligations under Sections 2.1, 2.2, 2.3 or 2.4 (a "Failed Lender"), the Borrowers may demand that the Failed Lender, and upon such demand the Failed Lender shall promptly, assign its Commitment (and Finnish Mark Commitment, if applicable) to an Eligible Assignee selected by the Borrowers (which Eligible Assignee shall have consented to such assignment), subject to and in accordance with Section 13.10(b), for a purchase price equal to the Dollar Amount of the aggregate principal amount of the Loans then owing to the Failed Lender plus any accrued but unpaid interest thereon, accrued but unpaid fees and any other amounts owing to the Failed Lender hereunder. The Administrative Agent shall cooperate in effectuating the replacement of a Failed Lender under this Section 3.14(b), but at no time shall the Administrative Agent be obligated in any way whatsoever to initiate any such replacement. The exercise by the Borrowers of their rights under this Section 3.14(b) shall be at the Borrowers' sole cost and expense, and at no cost or expense of the Administrative Agent, the Affected Lender or any of the other Lenders.

                                   ARTICLE IV

                  CLOSING; CONDITIONS OF CLOSING AND BORROWING

         SECTION 4.1 Closing. The closing shall take place at the offices of Kennedy Covington Lobdell & Hickman, L.L.P., 100 North Tryon Street, Suite 4200, Charlotte, North Carolina 28202 at 10:00 a.m. on April 30, 1997, or on such other date as the parties hereto shall mutually agree.

         SECTION 4.2 Conditions to Closing and Initial Loans. The obligation of the Lenders to close this Agreement and to make the initial Loan is subject to the satisfaction of each of the following conditions:

         (a) Executed Loan Documents. The following Loan Documents, in form and substance satisfactory to the Administrative Agent and each Lender:

                  (i)      this Agreement;

             (ii) the Five-Year Credit Agreement;


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


            (iii) the Revolving Credit Notes;

             (iv) the Finnish Mark Notes;

              (v) the Swingline Note;

             (vi) the Pledge Agreements; and

            (vii) the Subsidiary Guaranty Agreement;

shall have been duly authorized, executed and delivered by the parties thereto, shall be in full force and effect and no default or event of default shall exist thereunder, and the Borrowers shall have delivered original counterparts thereof to the Administrative Agent. Notwithstanding the foregoing, in the event Applicable Laws or practices in the foreign jurisdictions set forth on Schedule 4.2(a) attached hereto preclude or prevent the completion of a Pledge Agreement on or prior to the Closing Date, the Borrower shall not be required to deliver the Pledge Agreements set forth on Schedule 4.2(a) attached hereto on the Closing Date; provided that the Borrower shall deliver the Pledge Agreements set forth on Schedule 4.2(a) attached hereto as soon as possible after the Closing Date and, in any event, within ninety (90) days of the Closing Date.

         (b)      Closing Certificates; etc.

          (i) Officers's Certificate of the Borrowers. The Administrative Agent shall have received a signed certificate from the chief executive officer or chief financial officer of BREED, in form and substance satisfactory to the Administrative Agent, to the effect that to the best of such officer's knowledge all representations and warranties of the Borrowers contained in this Agreement and the other Loan Documents are true, correct and complete; that the Borrowers are not in violation of any of the covenants contained in this Agreement and the other Loan Documents; that, after giving effect to the transactions contemplated by this Agreement, no Default or Event of Default has occurred and is continuing; and that the Borrowers have satisfied each of the closing conditions.

             (ii) Certificate of Secretary of each Loan Party. The Administrative Agent shall have received a signed certificate of the secretary or assistant secretary of each Loan Party certifying that attached thereto is a true and complete copy of the articles of incorporation or other charter documents of such Loan Party and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation; that attached thereto is a true and complete copy of the bylaws of such Loan Party as in effect on the date of such certification; that, with respect to each Borrower and each Subsidiary Guarantor, attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Borrower or such Subsidiary Guarantor authorizing the borrowings contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party; and, with respect to each Borrower and each Subsidiary Guarantor, as to the incumbency and genuineness of the signature of each officer of such Borrower or such Subsidiary Guarantor executing Loan Documents to which it is a party. Notwithstanding the foregoing, to the extent any such organizational documents described in this subsection (b)(ii) cannot be provided due to their unavailability under the Applicable Laws or practices in the foreign jurisdictions set forth on Schedule 4.2(b) attached hereto, the applicable Borrower shall not be required to deliver such organizational documents but shall deliver such evidence of its due incorporation and valid existence as shall be required in the reasonable discretion of the Administrative Agent.

            (iii) Certificates of Good Standing. The Administrative Agent shall have received certificates as of a recent date of the good standing of each Borrower and Subsidiary Guarantor under the laws of their respective jurisdictions of organization and each other jurisdiction where such Borrower or such Subsidiary Guarantor is qualified to do business. Notwithstanding the foregoing, to the extent any such certificates described in this subsection
(b)(iii) cannot be provided due to their unavailability under the Applicable Laws or practices in the foreign jurisdictions set forth on Schedule 4.2(b) attached hereto, the applicable Borrower shall not be required to deliver such certificates but shall deliver such evidence of its qualification to do business in such jurisdiction as shall be required in the reasonable discretion of the Administrative Agent.

             (iv) Opinions of Counsel. The Administrative Agent shall have received favorable opinions of United States, United Kingdom, Italian, German, Finnish, and Canadian counsel to the Loan Parties addressed to the Administrative Agent and the Lenders with respect to the Loan Parties, the Loan Documents and such other matters as the Lenders shall request, each in form and substance satisfactory to the Administrative Agent and the Lenders.

         (c)      Collateral.

                  (i) Pledged Stock or Equivalent Security. The Administrative Agent shall have received, as applicable, original stock certificates or other equivalent security interest (or the equivalent taking into account the Applicable Laws and practices of any relevant foreign jurisdiction) of each A/C Borrower and each Material Subsidiary evidencing the capital stock pledged pursuant to the Pledge Agreements executed by the applicable A/C Borrower or Material Subsidiary, together with an appropriate undated stock power for each certificate duly executed in blank by the registered owner thereof.

             (ii) Filings and Recordings. All filings, recordations, and any other actions that are necessary to perfect the security interests of the Lenders in the Collateral described in the Pledge Agreements shall have been filed in all appropriate locations and the Administrative Agent shall have received evidence satisfactory to the Administrative Agent that such security interests constitute valid and perfected first priority Liens therein.

            (iii) Foreign Security Interests and Filings. Notwithstanding the provisions of the foregoing subsections (c)(i) and (c)(ii), with regard to any Foreign Subsidiary whose stock is to be pledged hereunder, the Borrowers may evidence their compliance with such subsections by providing a perfected first priority security interest (or the equivalent thereof pursuant to the Applicable Laws and practices of any relevant foreign jurisdiction) in the relevant indicia of ownership of such Foreign Subsidiary; provided that the Borrowers shall provide an opinion of counsel in form and substance satisfactory to the Administrative Agent as to the perfection, validity and binding nature of the security interest so obtained. Moreover, in the event Applicable Laws or practices in the foreign jurisdictions set forth on Schedule 4.2(a) attached hereto preclude or prevent the completion of documentation evidencing the security interest referenced in subsection (c)(i) or the filing and recording referenced in subsection (c)(ii) on or prior to the Closing Date, the Borrower shall not be required to have completed and obtained the security interests, filings and recordings set forth on Schedule 4.2(a) attached hereto on the Closing Date; provided that the Borrower shall complete and obtain the security interests, filings and recordings set forth on Schedule 4.2(a) attached hereto as soon as possible after the Closing Date and, in any event, within ninety (90) days of the Closing Date.

             (iv) Insurance. The Administrative Agent shall have received the schedule of insurance as set forth on Schedule 4.2(c) in the form required under
Section 7.3 and otherwise in form and substance satisfactory to the Administrative Agent.

         (d)      Consents; Defaults.

                  (i) Governmental and Third Party Approvals. All necessary approvals, authorizations and consents, if any are required, of any Person and of all Governmental Authorities and courts having jurisdiction with respect to the transactions contemplated by this Agreement and the other Loan Documents shall have been obtained.

             (ii) Permits and Licenses. All permits and licenses, including permits and licenses required under Applicable Laws, the absence of which would have a Material Adverse Effect on the current conduct of business by the Borrowers and their Subsidiaries, shall have been obtained.

            (iii) No Injunction, Etc. No action, proceeding, investigation, regulation or legislation shall have been institut ed, threatened or proposed before any Governmental Authority to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Agreement or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby, or which, in the Administrative Agent's discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement and such other Loan Documents.

             (iv) No Material Adverse Change. There shall not have occurred any material adverse change in the condition (financial or otherwise), operations, properties, business or prospects of the Borrowers and their Subsidiaries taken as a whole, or any event or condition that has had or could be reasonably expected to have a Material Adverse Effect.

              (v) No Event of Default. No Default or Event of Default shall have occurred and be continuing.

         (e)      Financial Matters.

                  (i) Financial Statements. The Administrative Agent shall have received the most recent audited Consolidated financial statements of BREED and its Subsidiaries, all in form and substance satisfactory to the Administrative Agent and prepared in accordance with GAAP.

             (ii) Financial Condition Certificate. BREED shall have delivered to the Administrative Agent a certificate, in form and substance satisfactory to the Administrative Agent, and certified as accurate by the chief executive officer or chief financial officer of BREED, that (A) BREED and each of its Subsidiaries are each Solvent, (B) the payables of BREED and each of its Subsidiaries are current and not past due, (C) attached thereto is a pro forma balance sheet of BREED and its Subsidiaries setting forth on a pro forma basis the financial condition of BREED and its Subsidiaries on a Consolidated basis as of March 31, 1997, reflecting on a pro forma basis the effect of the transactions contemplated herein, including all fees and expenses in connection therewith; evidencing compliance on a pro forma basis with the covenants contained in Articles VIII and IX hereof; and setting forth the pro forma calculation of the Applicable Margin pursuant to Section 3.1(c) and (D) attached thereto are the financial projections previously delivered to the Administrative Agent representing the good faith opinions of BREED and senior management thereof as to the projected results contained therein.

            (iii) Payment at Closing. There shall have been paid by the Borrowers to the Administrative Agent and the Lenders the fees set forth or referenced in Section 3.3 and any other accrued and unpaid fees or commissions due hereunder (including, without limitation, legal fees and expenses), and to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents.

         (f)      Miscellaneous.

              (i) Notice of Borrowing. The Administrative Agent shall have received a Notice of Borrowing from the Borrowers in accordance with Section 2.4(a), and a written notice in the form attached hereto as Exhibit G (a "Notice of Account Designation") specifying the account or accounts to which the proceeds of any Loans made after the Closing Date are to be disbursed.

             (ii)  Proceedings  and  Documents.  Subject  to the  provisions  of
Section 4.2(a) and (c) relating to the effects of Applicable Laws or practices in foreign jurisdictions, all opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in all material respects in form and substance to the Lenders. The Lenders shall have received copies of all other instruments and other evidence as any Lender may reasonably request, in form and substance satisfactory to the Lenders, with respect to the transactions contemplated by this Agreement and the taking of all actions in connection therewith.

            (iii) Due Diligence and Other Documents. The Loan Parties shall have delivered to the Administrative Agent such other documents, certificates and opinions as the Administrative Agent reasonably requests.

         (g) Termination of the Existing Credit Agreement. On the Closing Date hereunder, all loans under the Existing Credit Agreement shall be repaid in full and the commitments and other obligations and rights of the lenders thereunder shall be terminated.

         SECTION 4.3       Conditions to All Loans. The obligation of any
Lender to make any Loan (subject to Section 2.3(b) with respect to refunding or participating in Swingline Loans) hereunder is subject to the satisfaction of the following conditions precedent on the relevant borrowing or issue date:

         (a) Continuation of Representations and Warranties. The representations and warranties contained in the Loan Documents (other than the representations and warranties made only as of a specific date) shall be true and correct with the same effect as though such representations and warranties had been made on and as of such borrowing date, except to the extent that such representations and warranties are no longer true or correct as a result of events, actions, transactions or occurrences after the Closing Date which are expressly permitted under the terms of this Agreement.

         (b) No Existing Default. No Default or Event of Default shall have occurred and be continuing hereunder on the borrowing date with respect to such Loan or after giving effect to the Loans to be made on such date.

         (c) Officer's Compliance Certificate; Additional Documents. The Administrative Agent shall have received the current Officer's Compliance Certificate and each additional document, instrument, legal opinion or other item of information reasonably requested by it.


                                    ARTICLE V

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWERS

         SECTION 5.1 Representations and Warranties. To induce the Administrative Agent to enter into this Agreement and the Lenders to make the Loans, the Borrowers hereby represent and warrant to the Administrative Agent and Lenders that:

         (a) Organization; Power; Qualification. Each of BREED and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization, except where the failure to be so qualified and authorized would not have a Material Adverse Effect. The jurisdictions in which BREED and its Subsidiaries are organized and qualified to do business are described on Schedule 5.1(a).

          (b) Ownership. The capitalization of BREED and its Subsidiaries as of the Closing Date consists of the number of shares or other ownership interests, authorized, issued and outstanding, of such classes and series, with or without par value, described on Schedule 5.1(b). All outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. The shareholders or owners of the Subsidiaries of BREED and the number of shares or other ownership interests owned by each as of the Closing Date are described on Schedule 5.1(b). As of the Closing Date, there are no outstanding stock purchase warrants, subscriptions, options, securities, instruments or other rights of any type or nature whatsoever, which are convertible into, exchangeable for or otherwise provide for or permit the issuance of capital stock or other ownership interests of BREED or its Subsidiaries, except as described on Schedule 5.1(b).

         (c) Authorization of Agreement, Loan Documents and Borrowing. Each of BREED and its Subsidiaries has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms. This Agreement and each of the other Loan Documents have been duly executed and delivered by the duly authorized officers of BREED and each of its Subsidiaries party thereto, and each such document constitutes the legal, valid and binding obligation of BREED or such Subsidiary party thereto, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state, provincial or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

         (d) Compliance of Agreement, Loan Documents and Borrowing with Laws, Etc. The execution, delivery and performance by BREED and its Subsidiaries of the Loan Documents to which each such Person is a party, in accordance with their respective terms, the borrowings hereunder and the transactions contemplated hereby do not and will not, by the passage of time, the giving of notice or otherwise, (i) to the best of the Borrowers' knowledge, require any Governmental Approval or violate any Applicable Law relating to BREED or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of BREED or any of its Subsidiaries or any indenture, agreement or other instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person, or
(iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Person other than Liens arising under the Loan Documents.

         (e)      Compliance with Law; Governmental Approvals.  Each of
BREED and its Subsidiaries (i) has or is actively pursuing all Governmental Approvals required by any Applicable Law for it to conduct its business, each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to the best of its knowledge, threatened attack by direct or collateral proceeding, and
(ii) is in compliance with each Governmental Approval applicable to it and in compliance with all other Applicable Laws relating to it or any of its respective properties, except where the failure to so comply would not have, individually or in the aggregate, a Material Adverse Effect.

         (f) Tax Returns and Payments. Each of BREED and its Subsidiaries has duly filed or caused to be filed all federal, state, provincial, local and other tax returns required by Applicable Law to be filed, and has paid, or made adequate provision for the payment of, all federal, state, provincial, local and other taxes, assessments and governmental charges or levies upon it and its property, income, profits and assets which are due and payable, except where the failure to so file or pay would not have, individually or in the aggregate, a Material Adverse Effect. No Governmental Authority has asserted any Lien or other claim against BREED or any Subsidiary thereof with respect to unpaid taxes which has not been discharged or resolved. The charges, accruals and reserves on the books of BREED and its Subsidiaries in respect of federal, state, provincial, local and other taxes for all Fiscal Years and portions thereof since the organization of BREED and its Subsidiaries are in the judgment of BREED adequate, and BREED does not anticipate any additional taxes or assessments for any of such years.

         (g) Intellectual Property Matters. Each of BREED and its Subsidiaries owns or possesses rights to use all franchises, licenses, copyrights, copyright applications, patents, patent rights or licenses, patent applications, trademarks, trademark rights, trade names, trade name rights, copyrights and rights with respect to the foregoing which are required to conduct its business. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights, and neither BREED nor any Subsidiary thereof is liable to any Person for infringement under Applicable Law with respect to any such rights as a result of its business operations, except where any such liability would not have, individually or in the aggregate, a Material Adverse Effect.

         (h) Environmental Matters. Subject to certain instances of non-compliance which would not have, individually or in the aggregate, a Material Adverse Effect on BREED and its Subsidiaries taken as a whole:

                  (i) The properties of BREED and its Subsidiaries do not contain, and to their knowledge have not previously contained, any Hazardous Materials in amounts or concentrations which (A) constitute or constituted a violation of, or (B) could give rise to liability under, applicable Environmental Laws;

             (ii) Such properties and all operations conducted in connection therewith are in compliance, and have been in compliance, with all applicable Environmental Laws, and there is no contamination at, under or about such properties or such operations which could interfere with the continued operation of such properties or impair the fair saleable value thereof;

            (iii) Neither BREED nor any Subsidiary thereof has received any notice of violation, alleged violation, noncompliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of their properties or the operations conducted in connection therewith, nor does BREED or any Subsidiary thereof have knowledge or reason to believe that any such notice will be received or is being threatened;

             (iv) Hazardous Materials have not been transported or disposed of from the properties of BREED and its Subsidiaries in violation of, or in a manner or to a location which could give rise to liability under, Environmental Laws, nor have any Hazardous Materials been generated, treated, stored or disposed of at, on or under any of such properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Laws;

              (v) No judicial proceedings or governmental or administrative action is pending, or, to the knowledge of the Borrowers, threatened, under any Environmental Law to which BREED or any Subsidiary thereof is or will be named as a party with respect to such properties or operations conducted in connection therewith, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to such properties or such operations; and

             (vi) There has been no release, or to the best knowledge of the Borrowers, the threat of release, of Hazardous Materials at or from such properties, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws.

         (i) ERISA. Subject to certain instances of non-compliance which would not have, individually or in the aggregate, a Material Adverse Effect on BREED and its Subsidiaries taken as a whole:

                  (i) Neither BREED nor any ERISA Affiliate maintains or contributes to, or has any obligation under, any Employee Benefit
Plans other than those identified on Schedule 5.1(i);

             (ii) BREED and each ERISA Affiliate are in compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code. No liability has been incurred by BREED or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan;

            (iii) No Pension Plan has been terminated, nor has any accumulated funding deficiency (as defined in Section 412 of the Code) been incurred (without regard to any waiver granted under Section 412 of the Code), nor has any funding waiver from the Internal Revenue Service been received or requested with respect to any Pension Plan, nor has BREED or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by
Section 412 of the Code, Section 302 of ERISA or the terms of any Pension Plan prior to the due dates of such contributions under Section 412 of the Code or
Section 302 of ERISA, nor has there been any event requiring any disclosure under Section 4041(c)(3)(C) or 4063(a) of ERISA with respect to any Pension Plan;

             (iv) Neither BREED nor any ERISA Affiliate has:            (A)
engaged in a nonexempt prohibited transaction described in Section
406 of the ERISA or Section 4975 of the Code, (B) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid, (C) failed to make a required contribution or payment to a Multiemployer Plan, or (D) failed to make a required installment or other required payment under Section 412 of the Code;

                  (v) No Termination Event has occurred or is reasonably expected to occur; and

             (vi) No proceeding, claim, lawsuit and/or investigation is existing or, to the best knowledge of BREED, threatened concerning or involving any (A) employee welfare benefit plan (as defined in Section 3(1) of ERISA) currently maintained or contributed to by BREED or any ERISA Affiliate, (B) Pension Plan or (C) Multiemployer Plan.

         (j) Margin Stock. Neither BREED nor any Subsidiary thereof is engaged principally or as one of its activities in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each such term is defined or used in Regulations G and U of the Board of Governors of the Federal
Reserve System). No part of the proceeds of any of the Loans will be used for purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation G, T, U or X of such Board of Governors.

         (k) Government Regulation. Neither BREED nor any Subsidiary thereof is an "investment company" or a company "controlled" by an "investment company" (as each such term is defined or used in the Investment Company Act of 1940, as amended) and neither BREED nor any Subsidiary thereof is, or after giving effect to any Loan will be, subject to regulation under the Public Utility Holding Company Act of 1935 or the Interstate Commerce Act, each as amended, or any other Applicable Law which limits its ability to incur or consummate the transactions contemplated hereby.

         (l) Material Contracts. Each Material Contract is, and after giving effect to the consummation of the transactions contemplated by the Loan Documents will be, in full force and effect in accordance with the terms thereof.

         (m) Employee Relations. Each of BREED and its Subsidiaries has a stable work force in place and, as of the Closing Date, is not, except as set forth on
Schedule 5.1(m), party to any collective bargaining agreement nor has any labor union been recognized as the representative of its employees. BREED knows of no pending, threatened or contemplated strikes, work stoppage or other collective labor disputes involving its employees or those of its Subsidiaries, except those which would not have, individually or in the aggregate, a Material Adverse Effect.

         (n) Burdensome Provisions. Neither BREED nor any Subsidiary thereof is a party to any indenture, agreement, lease or other instrument, or subject to any corporate or partnership restriction, Governmental Approval or Applicable Law which is so unusual or burdensome as in the foreseeable future could be reasonably expected to have a Material Adverse Effect. BREED and its Subsidiaries do not presently anticipate that future expenditures needed to meet the provisions of any statutes, orders, rules or regulations of a Governmental Authority will be so burdensome as to have a Material Adverse Effect.

         (o) Financial Statements. The (i) audited Consolidated balance sheets of BREED and its Subsidiaries as of June 30, 1996 and the related audited statements of income, retained earnings and cash flows for the Fiscal Year then ended and (ii) unaudited Consolidated balance sheet of BREED and its Subsidiaries as of December 31, 1996 and related unaudited statements of income, retained earnings and cash flows, copies of which have been furnished to the Administrative Agent and each Lender, are complete and correct and fairly present the assets, liabilities and financial position of BREED and its Subsidiaries as at such dates, and the results of the operations and changes of financial position for the periods then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP. BREED and its Subsidiaries have no Debt, obligation or other unusual forward or long-term commitment which is not fairly reflected in the foregoing financial statements or in the notes thereto.

         (p) No Material Adverse Change. Since June 30, 1996, there has been no material adverse change in the properties, business, operations, prospects, or condition (financial or otherwise) of BREED and its Subsidiaries and no event has occurred or condition arisen that could reasonably be expected to have a Material Adverse Effect.

         (q) Solvency. As of the Closing Date and after giving effect to each Loan made hereunder, BREED and its Subsidiaries taken as a whole will be Solvent.

         (r) Titles to Properties. Each of BREED and its Subsidiaries has such title to the real property owned or leased by it as is necessary or desirable to the conduct of its business and valid and legal title to all of its personal property and assets, including, but not limited to, those reflected on the balance sheets of BREED and its Subsidiaries delivered pursuant to Section 5.1(o), except those which have been disposed of by BREED or its Subsidiaries subsequent to such date which dispositions have been in the ordinary course of business or as otherwise expressly permitted hereunder.

         (s) Liens. None of the properties and assets of BREED or any Subsidiary thereof is subject to any Lien, except Liens permitted pursuant to Section 9.3. No financing statement or application for registration under the Uniform Commercial Code of any state or personal property security legislation as to registration of security on movable property of any other jurisdiction which names BREED or any Subsidiary thereof or any of their respective trade names or divisions as debtor or grantor and which has not been terminated, has been filed in any state or other jurisdiction and neither BREED nor any Subsidiary thereof has signed any such financing statement or application for registration or any security agreement authorizing any secured party thereunder to file any such financing statement or application for registration, except to perfect those Liens permitted by Section 9.3 hereof.

         (t) Debt and Contingent Obligations. Schedule 5.1(t) is a complete and correct listing of all Debt and Contingent Obligations of BREED and its Subsidiaries as of the Closing Date in excess of $2,500,000. BREED and its Subsidiaries have performed and are in compliance with all of the terms of such Debt and Contingent Obligations and all instruments and agreements relating thereto, and no default or event of default, or event or condition which with notice or lapse of time or both would constitute such a default or event of default on the part of BREED or its Subsidiaries exists with respect to any such Debt or Contingent Obligation.

         (u) Litigation. Except as set forth on Schedule 5.1(u), there are no actions, suits or proceedings pending nor, to the knowledge of BREED, threatened against or in any other way relating adversely to or affecting BREED or any Subsidiary thereof or any of their respective properties in any court or before any arbitrator of any kind or before or by any Governmental Authority which, if adversely determined, would have, individually or in the aggregate, a Material Adverse Effect.

         (v) Absence of Defaults. No event has occurred or is continuing which constitutes a Default or an Event of Default.

         (w) Accuracy and Completeness of Information. All written information, reports and other papers and data produced by or on behalf of BREED or any Subsidiary thereof and furnished to the Lenders were, at the time the same were so furnished, to the best knowledge of the Borrowers, complete and correct in all respects to the extent necessary to give the recipient a true and accurate knowledge of the subject matter. No document furnished or written statement made to the Administrative Agent or the Lenders by BREED or any Subsidiary thereof in connection with the negotiation, preparation or execution of this Agreement or any of the Loan Documents contains or will contain any knowingly untrue statement of a fact material to the creditworthiness of BREED or its Subsidiaries or knowingly omits or will omit to state a fact necessary in order to make the statements contained therein not misleading. BREED is not aware of any facts which it has not disclosed in writing to the Administrative Agent having a Material Adverse Effect, or insofar as the Borrowers can now foresee, which could reasonably be expected to have a Material Adverse Effect.

         SECTION 5.2  Survival  of  Representations  and  Warranties,  Etc.  All
representations and warranties set forth in this Article V and all representations and warranties contained in any certifi cate, or any of the Loan Documents (including but not limited to any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Closing Date, shall survive the Closing Date and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing hereunder.


                                   ARTICLE VI

                        FINANCIAL INFORMATION AND NOTICES

         Until all the Obligations have been finally and indefeasibly paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 13.11 hereof, the Borrowers will furnish or cause to be furnished to the Administrative Agent at the Administrative Agent's Office at the address set forth in Section 13.1 hereof and to the Lenders at their respective addresses as set forth on Schedule 1.1(b), or such other office as may be designated by the Administrative Agent and Lenders from time to time:

         SECTION 6.1       Financial Statements and Projections.

         (a) Quarterly Financial Statements. As soon as practicable and in any event within forty-five (45) days after the end of each fiscal quarter, an unaudited Consolidated and consolidating balance sheet of BREED and its Subsidiaries as of the close of such fiscal quarter and unaudited Consolidated and consolidating statements of income, retained earnings and cash flows for the fiscal quarter then ended and that portion of the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year and prepared by BREED in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period, and certified by the chief financial officer of BREED to present fairly in all material respects the financial condition of BREED and its Subsidiaries as of their respective dates and the results of operations of BREED and its Subsidiaries for the respective periods then ended, subject to normal year end adjustments.

         (b) Annual Financial Statements. As soon as practicable and in any event within ninety (90) days after the end of each Fiscal Year, an audited Consolidated balance sheet of BREED and its Subsidiaries as of the close of such Fiscal Year, an unaudited consolidating balance sheet of BREED and its Subsidiaries as of the close of such Fiscal Year, and audited Consolidated statements of income, retained earnings and cash flows for the Fiscal Year then ended and unaudited consolidating statements of income, retained earnings and cash flows for the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year and prepared by an independent certified public accounting firm acceptable to the Administrative Agent in accordance with GAAP (except with regard to the unaudited consolidating financial statements, retained earnings and cash flows which shall only be reviewed by such independent certified public accounting firm) and, if applicable, containing disclosure of the effect on the financial position or results of operation of any change in the application of accounting principles and practices during the year, and accompanied by a report thereon by such certified public accountants that is not qualified with respect to scope limitations imposed by BREED or any of its Subsidiaries or with respect to accounting principles followed by BREED or any of its Subsidiaries not in accordance with GAAP.

         (c) Annual Business Plan and Financial Projections. As soon as practicable and in any event within forty-five (45) days prior to the beginning of each Fiscal Year, a business plan of BREED and its Subsidiaries for the ensuing four (4) fiscal quarters, such plan to be prepared in a manner consistent with GAAP and to include, on a quarterly basis, the following: a quarterly operating and capital budget, a projected income statement, statement of cash flows and balance sheet and a report containing management's discussion and analysis of such projections, accompanied by a certificate from the chief financial officer of BREED to the effect that, to the best of such officer's knowledge, such projections are good faith estimates of the financial condition and operations of BREED and its Subsidiaries for such four (4) quarter period.

         SECTION 6.2 Officer's Compliance Certificate. At each time financial statements are delivered pursuant to Sections 6.1(a) or (b) and at such other times as the Administrative Agent shall reasonably request, a certificate of the chief financial officer or the treasurer of BREED in the form of Exhibit E attached hereto (an "Officer's Compliance Certificate"):

         (a) stating that such officer has reviewed such financial statements and such statements fairly present the financial condition of BREED and its Subsidiaries as of the dates indicated and the results of their operations and cash flows for the periods indicated;

         (b) stating that to such officer's knowledge, based on a reasonable examination, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrowers with respect to such Default or Event of Default; and

         (c) setting forth as at the end of such fiscal quarter or Fiscal Year, as the case may be, the calculations required to establish whether or not BREED and its Subsidiaries were in compliance with the financial covenants set forth in Article VIII hereof as at the end of each respective period, the calculation of the Applicable Margin pursuant to Section 3.1(c) as at the end of each respective period, and the calculation of the total assets of each Subsidiary of BREED for the purpose of determining which Subsidiaries are Material Subsidiaries.

         SECTION 6.3 Accountants' Certificate. At each time financial statements are delivered pursuant to Section 6.1(b), a certificate of the independent public accountants certifying such financial statements addressed to the Administrative Agent for the benefit of the Lenders:

         (a) stating that in making the examination necessary for the certification of such financial statements, they obtained no knowledge of any Default or Event of Default or, if such is not the case, specifying such Default or Event of Default and its nature and period of existence; and

         (b) including the calculations prepared by such accountants required to establish whether or not BREED and its Subsidiaries are in compliance with the financial covenants set forth in Article VIII hereof as at the end of each respective period.

         SECTION 6.4       Other Reports.

         (a) Promptly but in any event within ten (10) Business Days after the filing thereof, a copy of (i) each report or other filing made by BREED or any of its Subsidiaries with the Securities and Exchange Commission and required by the SEC to be delivered to the shareholders of BREED or any of its Subsidiaries,
(ii) each report made by BREED or any of its Subsidiaries to the SEC on Form 8-K and (iii) each final registration statement of BREED or any of its Subsidiaries filed with the SEC; and

         (b) Such other information  regarding the operations,  business affairs
and  financial   condition  of  BREED  or  any  of  its   Subsidiaries   as  the
Administrative Agent or any Lender may reasonably request.

         SECTION 6.5 Notice of Litigation and Other Matters. Prompt (but in no event later than ten (10) Business Days after an officer of any Borrower obtains knowledge thereof) telephonic and written notice of:

         (a) the commencement of all proceedings and investigations by or before any Governmental Authority and all actions and proceed ings in any court or before any arbitrator against or involving BREED or any Subsidiary thereof or any of their respective properties, assets or businesses, which could reasonably be expected to result in liabilities to BREED or any Subsidiary thereof in excess of $25,000,000 or could reasonably be expected to have a Material Adverse Effect;

         (b) any notice of any violation received by BREED or any Subsidiary thereof from any Governmental Authority, including, without limitation, any notice of violation of Environmental Laws, except such violations which would not have a Material Adverse Effect;

         (c) any labor controversy that has resulted in, or threatens to result in, a strike or other work action against BREED or any Subsidiary thereof, except such controversies which would not have a Material Adverse Effect;

         (d) any attachment, judgment, lien, levy or order exceeding $250,000 that may be assessed against or threatened against BREED or any Subsidiary thereof;

         (e)      any Default or Event of Default;

         (f) any event which constitutes or which with the passage of time or giving of notice or both would constitute a default or event of default under any Material Contract to which BREED or any of its Subsidiaries is a party or by which BREED or any Subsidiary thereof or any of their respective properties may be bound;

         (g) (i) any unfavorable determination letter from the Internal Revenue Service regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code (along with a copy thereof), (ii) all notices received by BREED or any ERISA Affiliate of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (iii) all notices received by BREED or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA and (iv) any Borrower obtaining knowledge or reason to know that BREED or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of
Section 4041(c) of ERISA; and

         (h) any event which makes any of the representations set forth in Section 5.1 inaccurate in any respect.

         SECTION 6.6 Accuracy of Information. All written information, reports, statements and other papers and data furnished by or on behalf of any Borrower to the Administrative Agent or any Lender (other than financial forecasts) whether pursuant to this Article VI or any other provision of this Agreement, or any of the Security Documents, shall be, at the time the same is so furnished, to the best of the Borrowers' knowledge, complete and correct in all material respects to the extent necessary to give the Administrative Agent or any Lender complete, true and accurate knowledge of the subject matter based on the applicable Borrower's knowledge thereof.


                                  ARTICLE VII

                              AFFIRMATIVE COVENANTS

         Until all of the Obligations have been finally and indefeasibly paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner provided for in Section 13.11, each Borrower will and will cause each of its Subsidiaries to:

         SECTION 7.1 Preservation of Corporate Existence and Related Matters. Except as permitted by Section 9.5, preserve and maintain its separate corporate or legal existence and all rights, franchises, licenses and privileges necessary to the conduct of its business, and qualify and remain qualified as a foreign corporation and authorized to do business in each jurisdiction in which the failure to so qualify could reasonably be expected to have a Material Adverse Effect.

         SECTION 7.2 Maintenance of Property. Except where the failure to do so would not have, individually or in the aggregate, a Material Adverse Effect, protect and preserve all properties useful in and material to its business, including copyrights, patents, trade names and trademarks; maintain in good working order and condition all buildings, equipment and other tangible real and personal property; and from time to time make or cause to be made all renewals, replacements and additions to such property necessary for the conduct of its business, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

         SECTION 7.3 Insurance. Maintain insurance with financially sound and reputable insurance companies against such risks and in such amounts as are customarily maintained by similar businesses and as may be required by Applicable Law, and on the Closing Date and from time to time thereafter deliver to the Administrative Agent upon its request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts of the insurance, the dates of the expiration thereof and the properties and risks covered thereby.

         SECTION 7.4 Accounting Methods and Financial Records . Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete in all material respects) as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP.

         SECTION 7.5 Payment and Performance of Obligations. Pay and perform all Obligations under this Agreement and the other Loan Documents, and pay or perform (a) all taxes, assessments and other governmental charges that may be levied or assessed upon it or any of its property to the extent such taxes, assessments or other charges are then due and payable, and (b) all other indebtedness, obligations and liabilities in accordance with customary trade practices; provided, that such Borrower or such Subsidiary may contest any item described in clauses (a) and (b) of this Section 7.5 in good faith so long as adequate reserves are maintained with respect thereto in accordance with GAAP.

         SECTION 7.6 Compliance With Laws and Approvals. Observe and remain in compliance with all Applicable Laws and maintain in full force and effect all Governmental Approvals, in each case applicable to the conduct of its business, except where the failure to do so would not have, individually or in the aggregate, a Material Adverse Effect.

         SECTION 7.7 Environmental Laws. In addition to and without limiting the generality of Section 7.6, except where the failure to do so would not have, individually or in the aggregate, a Material Adverse Effect, (a) comply with, and ensure such compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply with and maintain, and ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, (b) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws, and promptly comply with all lawful orders and directives of any Governmental Authority regarding Environmental Laws, and
(c) defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective parents, Subsidiaries, Affiliates, employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under any Environmental Laws applicable to the operations of such Borrower or such Subsidiary, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor.

         SECTION 7.8 Compliance with ERISA. In addition to and without limiting the generality of Section 7.6, except where the failure to do so would not have, individually or in the aggregate, a Material Adverse Effect, (a) comply with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans, (b) not take any action or fail to take action the result of which could be a liability to the PBGC or to a Multiemployer Plan, (c) not participate in any prohibited transaction that could result in any civil penalty under ERISA or tax under the Code, (d) operate each Employee Benefit Plan in such a manner that will not incur any tax liability under Section 4980B of the Code or any liability to any qualified beneficiary as defined in Section 4980B of the Code and (e) furnish to the Administrative Agent upon the Administrative Agent's request such additional information about any Employee Benefit Plan as may be reasonably requested by the Administrative Agent.

         SECTION 7.9 Compliance With Agreements. Comply in all respects with each term, condition and provision of all leases, agreements and other instruments entered into in the conduct of its business including, without limitation, any Material Contract, except where the failure to so comply would not have, individually or in the aggregate, a Material Adverse Effect; provided, that such Borrower or such Subsidiary may contest any such lease, agreement or other instrument in good faith through applicable proceedings so long as adequate reserves are maintained in accordance with GAAP.

         SECTION 7.10 Conduct of Business. Engage only in businesses in substantially the same fields as the businesses conducted on the Closing Date (including, without limitation, automotive safety products) and in lines of business reasonably related thereto.

         SECTION 7.11 Visits and Inspections. Permit representatives of the Administrative Agent or any Lender, from time to time, to visit and inspect its properties; inspect, audit and make extracts from its books, records and files, including, but not limited to, management letters prepared by independent accountants; and discuss with its principal officers, and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects.

         SECTION 7.12.     Additional Subsidiary Guarantors and Subsidiary
Pledgors.

         (a) Upon the creation or acquisition of any Material Domestic Subsidiary of BREED permitted by this Agreement and upon any Domestic Subsidiary of BREED becoming a Material Domestic Subsidiary of BREED as evidenced by the information set forth in the Officer's Compliance Certificate delivered pursuant to Section 6.2, cause to be executed and delivered to the Administrative Agent upon the creation or acquisition of such new Material Domestic Subsidiary or the determination pursuant to Section 6.2 that any existing Domestic Subsidiary is a Material Domestic Subsidiary (i) a supplement to the Subsidiary Guaranty Agreement executed by such new Material Domestic Subsidiary, (ii) a Pledge Agreement or a supplement to Pledge Agreement, as applicable, executed by BREED or the applicable Subsidiary pledging the capital stock of such new Material Domestic Subsidiary and a consent thereto executed by such new Material Domestic Subsidiary (including, without limitation, original stock certificates evidencing the capital stock of such new Material Domestic Subsidiary, together with an appropriate undated stock power for each certificate duly executed in blank by the registered owner thereof), (iii) the closing documents and certificates reasonably required by the Required Lenders to be delivered, including, without limitation, officers' certificates, financial statements, opinions of counsel, board resolutions, charter documents, certificates of existence and authority to do business and any other closing certificates and documents described in Section 4.2, and (iv) such other documents reasonably requested by the Required Lenders in order that such new Material Domestic Subsidiary shall become bound by all of the terms, covenants and agreements contained in the Subsidiary Guaranty Agreement and the capital stock thereof shall be pledged pursuant to the applicable Pledge Agreement.

         (b) Upon the creation or acquisition of any Material Foreign Subsidiary of BREED permitted by this Agreement and upon any Foreign Subsidiary of BREED becoming a Material Foreign Subsidiary of BREED as evidenced by the information set forth in the Officer's Compliance Certificate delivered pursuant to Section 6.2, cause to be executed and delivered to the Administrative Agent upon the creation or acquisition of such new Material Foreign Subsidiary or the determination pursuant to Section 6.2 that any existing Foreign Subsidiary is a Material Foreign Subsidiary (i) a Pledge Agreement or a supplement to Pledge Agreement, as applicable, executed by BREED or the applicable Subsidiary pledging the entire ownership interest of BREED or the applicable Subsidiary (up to sixty-six (66%) of the total outstanding ownership interest or capital stock) of such new Material Foreign Subsidiary and a consent thereto executed by such new Material Foreign Subsidiary (including, without limitation, if applicable, original stock certificates evidencing the capital stock of such new Material Foreign Subsidiary, together with an appropriate undated stock power for each certificate duly executed in blank by the registered owner thereof), (ii) the closing documents and certificates reasonably required by the Required Lenders to be delivered, including, without limitation, officers' certificates, financial statements, opinions of counsel, board resolutions, charter documents, certificates of existence and authority to do business and any other closing certificates and documents described in Section 4.2, and (iii) such other documents reasonably requested by the Required Lenders in order that the capital stock of such new Material Foreign Subsidiary shall be pledged pursuant to the applicable Pledge Agreement. Notwithstanding the provisions of subsections (i) and (ii) above, with regard to any Material Foreign Subsidiary whose stock is to be pledged hereunder, the provisions regarding the delivery of original stock certificates and undated stock powers set forth in subsections (i) and (ii) shall be satisfied upon evidence of (A) a perfected security interested in the relevant indicia of ownership (or the equivalent thereof as determined pursuant to the Applicable Laws or practices of the relevant foreign jurisdiction) and
(B) an opinion of counsel in form and substance satisfactory to the Administrative Agent as to the validity and binding nature of such security interest in the applicable jurisdiction. Furthermore, in the event Applicable Laws or practices of the relevant foreign jurisdiction shall preclude or prevent the delivery of the Pledge Agreement and the necessary filings and recordings in connection therewith as set forth in subsections (i) and (ii) above, such conditions shall be satisfied by the Borrowers' good faith effort to satisfy such conditions as soon as possible upon the creation of such Material Foreign Subsidiary but, in any event, within ninety (90) days of the creation of such Material Foreign Subsidiary.

         (c) Notwithstanding the foregoing, a Subsidiary formed to issue Convertible Preferred Stock (and whose sole asset is Intercompany Trust Debt or amounts received thereon) shall not be required to become a Subsidiary Guarantor nor shall any securities thereof be required to be pledged.

         SECTION 7.13 Intercompany Notes. As soon as practicable and in any event within ninety (90) days after the Closing Date cause all intercompany Debt existing on or arising after such date to be evidenced by a written promissory note or notes.

         SECTION 7.14 Further Assurances. Make, execute and deliver all such additional and further acts, things, deeds and instruments as the Administrative Agent or any Lender may reasonably require to document and consummate the transactions contemplated hereby and to vest completely in and insure the Administrative Agent and the Lenders their respective rights under this Agreement, the Notes and the other Loan Documents.


                                  ARTICLE VIII

                               FINANCIAL COVENANTS

         Until all of the Obligations have been finally and indefeasibly paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 13.11 hereof, BREED and its Subsidiaries on a Consolidated basis will not:

         SECTION 8.1. Leverage Ratio. As of the end of any fiscal quarter, permit the ratio of (a) the Consolidated Debt of BREED and its Subsidiaries as of such date to (b) EBITDA of BREED and its Subsidiaries for the period of four
(4) consecutive fiscal quarters ending on such date, to exceed 3.50 to 1.00.

         SECTION 8.2 Minimum Net Worth. As of the end of any fiscal quarter, permit Net Worth to be less than (a) $250,000,000 plus (b) 50% of cumulative Consolidated Net Income of BREED and its Subsidiaries commencing with the fiscal quarter ending March 31, 1997 (without deduction for any losses) plus (c) seventy-five (75%) of the net proceeds received by BREED or any of its Subsidiaries of any Equity Issuance by BREED or any of its Subsidiaries subsequent to the Closing Date, plus (d) 75% of the net proceeds received by BREED or any of its Subsidiaries upon the issuance of any Convertible Preferred Stock.

         SECTION 8.3. Interest Coverage Ratio. As of the end of any fiscal quarter, permit the ratio of (a) EBIT of BREED and its Subsidiaries for the period of four (4) consecutive fiscal quarters ending on such date to (b) Interest Expense of BREED and its Subsidiaries for such period, to be less than
3.00 to 1.00; provided that during the period from and including March 31, 1997 through and including December 31, 1997, the ratio set forth in this Section 8.3 shall be permitted to be less than 3.00 to 1.00 as of the end of up to two (2) fiscal quarters; provided further that (i) the ratio set forth in this Section
8.3 shall at no time during such period noted in the preceding proviso be less than 2.75 to 1.00 and (ii) in the event the ratio set forth in this Section 8.3 is less than 3.00 to 1.00, the Applicable Margin shall be adjusted in the manner set forth in Section 3.1 and the Facility Fee Rate shall be adjusted in the manner set forth in Section 3.3.


                                   ARTICLE IX

                               NEGATIVE COVENANTS

         Until all of the Obligations have been finally and indefeasibly paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 13.11 hereof, each Borrower will not and will not permit any of its Subsidiaries to:

         SECTION 9.1 Limitations on Debt. Create, incur, assume or suffer to exist any Debt except:

         (a)      the Obligations;

         (b) Debt incurred in connection with a Hedging Agreement with a counterparty and upon terms and conditions reasonably satisfactory to the Administrative Agent (unless the counterparty to such Hedging Agreement is a Lender, in which such case the approval of the Administrative Agent shall not be required);

         (c) Debt existing on the Closing Date and not otherwise permitted under this Section 9.1, as set forth on Schedule 5.1(t) and the renewal and refinancing (but not the increase) thereof;

         (d) Debt of BREED under a Capitalized Lease with respect to the construction and equipping of the VTI FAB2 Facility in Finland in an aggregate amount not to exceed $25,000,000 on any date of determination;

         (e) Debt of BREED and its Subsidiaries incurred in connection with Capitalized Leases other than the Capitalized Lease described in clause (d) above in an aggregate amount not to exceed $10,000,000 on any date of determination;

         (f) purchase money Debt of BREED and its Subsidiaries in an aggregate amount not to exceed $25,000,000 on any date of determination;

         (g)      Debt consisting of Contingent Obligations permitted by
Section 9.2;

         (h) Debt of any Borrower or any Subsidiary Guarantor owing to any other Borrower or any other Subsidiary Guarantor and Intercompany Trust Debt;

         (i)      Subordinated Debt in an aggregate amount not to exceed
$100,000,000;

         (j) Senior Debt of any Borrower; provided that (i) the Borrowers shall have demonstrated pro forma compliance with each covenant contained in Articles VII, VIII and IX hereof prior to and following the incurrence of any such Senior Debt and (ii) in conjunction with any Debt permitted by this clause (j) the Borrowers shall reduce the Aggregate Commitment in the manner set forth in
Section 2.7(b); and

         (k) unsecured Debt of the Borrower and its Subsidiaries other than the Debt described in clauses (a) through (j) above in an aggregate amount not to exceed $25,000,000 on any date of determination;

provided, that (i) notwithstanding any of the foregoing provisions, BTI Investments, FLDB Investments, Ltd. and BREED Technologies Finland, Oy shall not be permitted to incur any Debt and (ii) none of the Debt permitted to be incurred by this Section 9.1 shall restrict, limit or otherwise encumber (by covenant or otherwise) the ability of any Subsidiary of any Borrower to make any payment to any Borrower or any of its Subsidiaries (in the form of dividends, intercompany advances or otherwise) for the purpose of enabling the Borrowers to pay the Obligations.

         SECTION 9.2 Limitations on Contingent Obligations. Create, incur, assume or suffer to exist any Contingent Obligations except:

         (a) Contingent Obligations in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders;

         (b) Contingent Obligations with respect to Debt permitted pursuant to Section 9.1 (including any Trust Preferred Guarantee);

         (c) Contingent Obligations existing on the Closing Date and not otherwise permitted under this Section 9.2, as set forth on
Schedule 9.2; and
         (d) Contingent Obligations other than the Contingent Obligations described in clauses (a) through (c) above in an aggregate amount not to exceed $15,000,000.

         SECTION 9.3 Limitations on Liens. Create, incur, assume or suffer to exist, any Lien on or with respect to any of its assets or properties (including, without limitation, shares of capital stock or other ownership interests), real or personal, whether now owned or hereafter acquired, except:

         (a) Liens for taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA or Environmental Laws) not yet due or as to which the period of grace, if any, related thereto has not expired or which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP;

         (b) the claims of materialmen, mechanics, carriers, warehousemen, processors or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, (i) which are not overdue for a period of more than thirty (30) days or (ii) which are being contested in good faith and by appropriate proceedings;

         (c) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation;

         (d) Liens constituting encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property, which in the aggregate are not substantial in amount and which do not, in any case, detract from the value of such property or impair the use thereof in the ordinary conduct of business;

         (e) Liens of the Administrative Agent for the benefit of the Administrative Agent and the Lenders;

         (f) Liens in existence on the Closing Date and not otherwise permitted by this Section 9.3, as described on Schedule 9.3;

         (g) Liens securing Debt permitted under Sections 9.1(e) and (f); provided, that (i) such Liens shall be created substantially simultaneously with the acquisition or lease of the related asset, (ii) such Liens do not at any time encumber any property other than the property financed by such Debt, (iii) the amount of Debt secured thereby is not increased and (iv) the principal amount of Debt secured by any such Lien shall at no time exceed one hundred percent (100%) of the original purchase price or lease payment stream of such property at the time it was acquired or leased; and
         (h) Liens on the fixed assets of entities permitted to be acquired pursuant to Section 9.4; provided that any Debt permitted in connection therewith (i) was not incurred as a part of or in anticipation of such acquisition and (ii) contains terms, conditions and provisions no more restrictive than those provided under this Agreement.

         SECTION 9.4 Limitations on Loans, Advances, Investments and Acquisitions. Purchase, own, invest in or otherwise acquire, directly or indirectly, any capital stock, interests in any partnership or joint venture (including, without limitation, the creation or capitalization of any Subsidiary), evidence of Debt or other obligation or security, substantially all or a portion of the business or assets of any other Person or any other investment or interest whatsoever in any other Person, or make or permit to exist, directly or indirectly, any loans, advances or extensions of credit to, or any investment in cash or by delivery of property in, any Person, or enter into, directly or indirectly, any commitment or option in respect of the foregoing except:

         (a) investments in Subsidiaries existing on the Closing Date and the other existing loans, advances and investments described on
Schedule 9.4;

         (b) investments in (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency thereof maturing within three hundred and sixty (360) days from the date of acquisition thereof, (ii) commercial paper maturing no more than one hundred and twenty
(120) days from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or Moody's Investors Service, Inc., (iii) certificates of deposit maturing no more than one hundred and twenty (120) days from the date of creation thereof issued by commercial banks incorporated or licensed under the laws of the United States of America, each having combined capital, surplus and undivided profits of not less than $500,000,000 and having a rating of "A" or better by a nationally recognized rating agency; provided, that the aggregate amount invested in such certificates of deposit shall not at any time exceed $5,000,000 for any one such certificate of deposit and $10,000,000 for any one such bank, or (iv) time deposits maturing no more than thirty (30) days from the date of creation thereof with commercial banks or savings banks or savings and loan associations each having membership either in the FDIC or the deposits of which are insured by the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder;

          (c) investments by BREED or any of its Subsidiaries in the form of acquisitions of all or substantially all of the business or a line of business (whether by the acquisition of capital stock, assets or any combination thereof) of any other Person if such acquisition meets all of the following requirements: (i) the Person whose equity interest is to be acquired shall be or, as a result of such acquisition shall become, a Wholly-Owned Subsidiary of BREED and no Change in Control shall have been effected thereby, (ii) the Person whose equity interest is to be acquired shall engage in a business or the assets being acquired are to be used in a business described in Section 7.10, (iii) evidence of approval of the acquisition of the board of directors or equivalent governing body of the acquired Person, including, without limitation, resolutions duly adopted by the board or directors or equivalent governing body of the acquired Person authorizing the acquisition and the execution, delivery and performance of any transactions contemplated thereby, shall have been delivered to the Administrative Agent, (iv) such documents reasonably requested by the
     Administrative Agent pursuant to Section 7.12 hereof shall have been delivered to the Administrative Agent, (v) the Borrowers shall have demonstrated pro forma compliance with each covenant contained in Articles VII, VIII and IX hereof prior to consummating the acquisition and no Default or Event of Default shall have occurred and be continuing both before and after giving effect to the acquisition, (vi) a description of the acquisition and the governing documentation shall have been delivered to the Administrative Agent at least five (5) Business Days prior to the consummation of the acquisition and a copy of the final governing documentation shall be delivered within a reasonable time after the acquisition, and (vii) if such acquisition or investment, if completed, would cause the aggregate fair market value of all consideration paid in respect of all such acquisitions or investments to exceed $25,000,000 during any Fiscal Year, the Required Lenders shall have consented in writing to such acquisition or investment prior to the proposed acquisition or investment;

         (d)      intercompany loans and advances permitted pursuant to
Section 9.1(h);

         (e) investments in Subsidiaries formed for the purpose of issuing Convertible Preferred Stock of BREED or any of its Subsidiaries;

         (f) loans and advances to employees in the ordinary course of business in an aggregate amount not to exceed $2,500,000 at any one time; and

         (g) investments in joint ventures and minority interest investments in an aggregate amount not to exceed $25,000,000.

         SECTION 9.5 Limitations on Mergers and Liquidation. Merge, consolidate or enter into any similar combination with any other Person or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) except:

         (a) any Wholly-Owned Subsidiary of BREED may merge with any other Wholly-Owned Subsidiary of BREED; provided, that if any such Subsidiary is a Borrower or a Subsidiary Guarantor, such Borrower or Subsidiary Guarantor shall be the surviving entity;

         (b) any Wholly-Owned Subsidiary may merge into the Person such Wholly-Owned Subsidiary was formed to acquire in connection with an acquisition permitted by Section 9.4(c);

         (c) any Subsidiary of BREED may wind-up into any Borrower or Subsidiary Guarantor; and

         (d) any Subsidiary formed to issue Convertible Preferred Stock and whose sole asset is Intercompany Trust Debt may be dissolved, wound up or liquidated.

         SECTION 9.6 Limitations on Sale of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, the sale of any receivables and leasehold interests and any sale-leaseback or similar transaction), whether now owned or hereafter acquired except:

         (a)      the sale of inventory in the ordinary course of business;

         (b) the sale of obsolete assets no longer used or usable in the business of BREED or any of its Subsidiaries;

         (c) the transfer of assets to any Borrower or Subsidiary Guarantor pursuant to Section 9.5(c);

         (d) the sale or discount without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof;

         (e) the sale of Non-Core Assets for cash or cash equivalents in an aggregate amount not to exceed $100,000,000; provided that the Borrowers (i) shall repay any outstanding Revolving Credit Loans in an amount equal to one hundred percent (100%) of the Net Proceeds received from such sale in the manner set forth in Section 2.5(c) and shall reduce the Aggregate Commitment by an amount equal to fifty percent (50%) of the Net Proceeds received from such sale in the manner set forth in Section 2.7(b) and (ii) prior to the consummation of the sale of any such Non-Core Assets, shall deliver to the Administrative Agent and the Lenders written evidence of pro forma compliance with the provisions of Articles VII, VIII and IX after giving effect to such sale;

         (f) during any Fiscal Year, the sale of property, business or assets other than described in clauses (a) through (e) above in an aggregate amount not to exceed $10,000,000; and

         (g) any Subsidiary formed to issue Convertible Preferred Stock and whose sole asset is Intercompany Trust Debt may distribute such obligations to the holders of the Convertible Preferred Stock provided that such distribution shall be deemed an incurrence of Debt and such incurrence is otherwise permitted hereunder.

         SECTION 9.7 Limitations on Dividends and Distributions. Declare or pay any dividends upon any of its capital stock; purchase, redeem, retire or otherwise acquire, directly or indirectly, any shares of its capital stock, or make any distribution of cash, property or assets among the holders of shares of its capital stock, or make any change in its capital structure that could reasonably be expected to have a Material Adverse Effect; provided, that:

         (a) BREED or any Subsidiary may declare and pay dividends in cash or shares of its own capital stock; provided that (i) the Borrowers shall have demonstrated pro forma compliance with the covenant contained in Section 8.2 prior to and following the declaration of any such dividends;

         (b) any Subsidiary of a Borrower may pay cash dividends or make contributions to such Borrower; and

         (c) any Subsidiary of BREED formed pursuant to Section 9.4(f) may issue and pay dividends on the Convertible Preferred Stock; provided that the Convertible Preferred Stock shall not be redeemed until at least one (1) year after the Credit Facility Termination Date.

         SECTION 9.8 Transactions with Affiliates. Except as permitted pursuant to Section 9.4, directly or indirectly: (a) make any loan or advance to, or purchase or assume any note or other obligation to or from, any of its officers, directors, shareholders or other Affiliates, or to or from any member of the immediate family of any of its officers, directors, shareholders or other Affiliates, or subcontract any operations to any of its Affiliates, or (b) enter into, or be a party to, any transaction with any of its Affiliates, except pursuant to the reasonable requirements of its business and upon fair and reasonable terms that are fully disclosed to and approved in writing by the Required Lenders and are no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not its Affiliate.

         SECTION 9.9 Certain Accounting Changes. Change its Fiscal Year end, or make any change in its accounting treatment and reporting practices except as required by GAAP.

         SECTION 9.10      Restrictive Agreements.

         (a) On and after the Closing Date, enter into any Debt which contains any negative pledge on assets or any covenants more restrictive than the provisions of Articles VII, VIII and IX hereof, or which restricts, limits or otherwise encumbers its ability to incur Liens on or with respect to any of its assets or properties other than the assets or properties securing such Debt; or

         (b) Enter into or permit to exist any agreement which impairs or limits the ability of any Subsidiary of a Borrower to pay dividends to such Borrower.

         SECTION 9.11 Payments under Convertible Preferred Stock. Pay any interest or principal due under the Convertible Preferred Stock so long as any Default or Event of Default has occurred and is then continuing.


                                    ARTICLE X

                             UNCONDITIONAL GUARANTY

         SECTION 10.1 Guaranty of Obligations. The Guarantor hereby unconditionally guarantees to the Administrative Agent for the ratable benefit of the Administrative Agent and the Lenders, and their respective successors, endorsees, transferees and assigns, the prompt payment and performance of all Obligations of the Borrowers, whether primary or secondary (whether by way of endorsement or otherwise), whether now existing or hereafter arising, whether or not from time to time reduced or extinguished (except by payment thereof) or hereafter increased or incurred, whether or not recovery may be or hereafter become barred by the statute of limitations, whether enforceable or unenforceable as against any such Borrower, whether or not discharged, stayed or otherwise affected by any bankruptcy, insolvency or other similar law or proceeding, whether created directly with any Agent or Lender or acquired by any Agent or Lender through assignment, endorsement or otherwise, whether matured or unmatured, whether joint or several, as and when the same become due and payable (whether at maturity or earlier, by reason of acceleration, mandatory repayment or otherwise), in accordance with the terms of any such instruments evidencing any such obligations, including all renewals, extensions or modifications thereof (all Obligations of each such Borrower to any Agent or Lender, including all of the foregoing, being hereinafter collectively referred to as the "Guaranteed Obligations").

         SECTION 10.2 Nature of Guaranty. The Guarantor agrees that this Guaranty is a continuing, unconditional guaranty of payment and performance and not of collection, and that its obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of, and unaffected by (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, this Agreement or any other Loan Document or any other agreement, document or instrument to which any such Borrower is or may become a party, (b) the absence of any action to enforce this Guaranty, this Agreement or any other Loan Document or the waiver or consent by the Administrative Agent or any Lender with respect to any of the provisions of this Guaranty, this Agreement or any other Loan Document, (c) the existence, value or condition of, or failure to perfect its Lien against, any security for or other guaranty of the Guaranteed Obligations or any action, or the ab sence of any action, by the Administrative Agent or any Lender in respect of such security or guaranty (including, without limitation, the release of any such security or guaranty) or (d) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor; it being agreed by the Guarantor that its obligations under this Guaranty shall not be discharged until the final and indefeasible payment and performance, in full, of the Guaranteed Obligations and the termination of the Commitments. The Guarantor expressly waives all rights it may now or in the future have under any statute (including, without limitation, North Carolina General Statutes Section 26-7, et seq. or similar law), or at law or in equity, or otherwise, to compel the Administrative Agent or any Lender to proceed in respect of the Guaranteed Obligations against any Borrower or any other party or against any security for or other guaranty of the payment and performance of the Guaranteed Obligations before proceeding against, or as a condition to proceeding against, the Guarantor. The Guarantor further expressly waives and agrees not to assert or take advantage of any defense based upon the failure of the Administrative Agent or any Lender to commence an action in respect of the Guaranteed Obligations against any such Borrower or any other party or any security for the payment and performance of the Guaranteed Obligations. The Guarantor agrees that any notice or directive given at any time to the Administrative Agent or any Lender which is inconsistent with the waivers in the preceding two sentences shall be null and void and may be ignored by the Administrative Agent or Lender, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless the Administrative Agent and the Required Lenders have specifically agreed otherwise in writing. The foregoing waivers are of the essence of the transaction contemplated by the Loan Documents and, but for this Guaranty and such waivers, the Administrative Agent and Lenders would decline to enter into this Agreement.

         SECTION 10.3      Demand by the Administrative Agent.  In
addition to the terms set forth in Section 10.2, and in no manner imposing any limitation on such terms, if all or any portion of the then outstanding Guaranteed Obligations under this Agreement are declared to be immediately due and payable, then the Guarantor shall, upon demand in writing therefor by the Administrative Agent to the Guarantor, pay all or such portion of the outstanding Guaranteed Obligations then declared due and payable. Payment by the Guarantor shall be made to the Administrative Agent, to be credited and applied upon the Guaranteed Obligations, in immedi ately available funds in the Permitted Currency in which the relevant Guaranteed Obligations are denominated to an account designated by the Administrative Agent or at the Administrative Agent's office or at any other address that may be specified in writing from time to time by the Administrative Agent.

         SECTION 10.4 Waivers. In addition to the waivers contained in Section 10.2, the Guarantor waives, and agrees that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshalling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by the Guarantor of its obligations under, or the enforcement by the Administrative Agent or the Lenders of, this Guaranty. The Guarantor further hereby waives diligence, presentment, demand, protest and notice of whatever kind or nature with respect to any of the Guaranteed Obligations and waives the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty. The Guarantor represents, warrants and agrees that its obligations under this Guaranty are not and shall not be subject to any counterclaims, offsets or defenses of any kind against the Administrative Agent, the Lenders or any such Borrower whether now existing or which may arise in the future.

         SECTION 10.5 Modification of Loan Documents etc. If the Administrative Agent or the Lenders shall at any time or from time to time, with or without the consent of, or notice to, the Guarant or (a) change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Guaranteed Obliga tions, (b) take any action under or in respect of the Loan Docu ments in the exercise of any remedy, power or privilege contained therein or available to it at law, in equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges, (c) amend or modify, in any manner whatsoever, the Loan Documents, (d) extend or waive the time for performance by the Guarantor, any such Borrower or any other Person of, or compliance with, any term, covenant or agreement on its part to be performed or observed under a Loan Document (other than this Guaranty), or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance, (e) take and hold security or collateral for the payment of the Guaranteed Obligations or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgaged or conveyed, or in which the Administrative
Agent or the Lenders have been granted a Lien, to secure any Debt of the Guarantor or any such Borrower to any Agent or the Lenders, (f) release anyone who may be liable in any manner for the payment of any amounts owed by the Guarantor or any such Borrower to any Agent or Lender, (g) modify or terminate the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of the Guarantor or any such Borrower are subordinated to the claims of any Agent or Lender or (h) apply any sums by whomever paid or however realized to any amounts owing by the Guarantor or any such Borrower to any Agent or Lender on account of the Obligations in such manner as the Administrative Agent or any Lender shall determine in its reasonable discretion; then neither the Administrative Agent nor any Lender shall incur any liability to the Guarantor as a result thereof, and no such action shall impair or release the obligations of the Guarantor under this Guaranty.

         SECTION 10.6 Reinstatement. The Guarantor agrees that, if any payment made by any such Borrower or any other Person applied to the Obligations is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by the Administrative Agent or any Lender to any such Borrower, its estate, trustee, receiver or any other party, including, without limitation, the Guarantor, under any Applicable Law or equitable cause, then, to the extent of such payment or repayment, the Guarantor's liability hereunder (and any Lien or Collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, and, if prior thereto, this Guaranty shall have been canceled or surrendered (and if any Lien or Collateral securing the Guarantor's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Guaranty (and such Lien or Collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of the Guarantor in respect of the amount of such payment (or any Lien or Collateral securing such obligation).

         SECTION 10.7 No Subrogation. Until all amounts owing to the Administrative Agent and the Lenders on account of the Obligations are paid in full and the Commitments are terminated, the Guarantor hereby waives any claims or other rights which it may now or hereafter acquire against any such Borrower that arise from the existence or performance of the Guarantor's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, indemnification, any right to participate in any claim or remedy of the Administrative Agent or the Lenders against any such Borrower or any Collateral which the Administrative Agent or the Lenders now have or may hereafter acquire, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from any such Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Guarantor on account of such rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Administrative Agent, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Administrative Agent in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Administrative Agent, if required) to be applied against the Obligations, whether matured or unmatured, in such order as set forth herein.


                                   ARTICLE XI

                              DEFAULT AND REMEDIES

         SECTION 11.1 Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental Authority or otherwise:

         (a) Default in Payment of Principal of Loans. Any Borrower shall default in any payment of principal of any Loan or Note when and as due (whether at maturity, by reason of acceleration or otherwise).

         (b) Other Payment Default. Any Borrower shall default in the payment when and as due (whether at maturity, by reason of acceleration or otherwise) of interest on any Loan or Note or the payment of any other Obligation, and such default shall continue unremedied for three (3) Business Days.

         (c) Misrepresentation. Any representation or warranty made or deemed to be made by any Borrower or any of its Subsidiaries under this Agreement, any Loan Document or any amendment hereto or thereto, shall at any time prove to have been incorrect or misleading in any material respect when made or deemed made.

         (d) Default in Performance of Certain Covenants. Any Borrower shall default in the performance or observance of any covenant or agreement contained in Sections 6.2, 6.5(e) or 7.12 or Articles VIII or IX of this Agreement.

         (e)      Default in Performance of Other Covenants and Conditions.
Any Borrower or any Subsidiary thereof shall default in the performance or observance of any term, covenant, condition or agreement contained in this Agreement (other than as specifically provided for otherwise in this Section 11.1) or any other Loan Document and such default shall continue for a period of thirty (30) days after written notice thereof has been given to such Borrower by the Administrative Agent.

         (f) Hedging Agreement. Any termination payment shall be due by a Borrower under any Hedging Agreement and such amount is not paid within ten (10) Business Days of the due date thereof.

         (g) Debt  Cross-Default.  Any Borrower or any of its Subsidiaries shall
(i) default in the payment of any Debt (other than the Notes) the aggregate outstanding amount of which Debt is in excess of $2,500,000 beyond the period of grace if any, provided in the instrument or agreement under which such Debt was created, or (ii) default in the observance or performance of any other agreement or condition relating to any Debt (other than the Notes) the aggregate outstanding amount of which Debt is in excess of $2,500,000 or contained in any instrument or agreement evidencing, securing or relating thereto or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, any such Debt to become due prior to its stated maturity (any applicable grace period having expired).

         (h) Other Cross-Defaults. Any Borrower or any of its Subsidiaries shall default in the payment when due, or in the performance or observance, of any obligation or condition of any Material Contract unless, but only as long as, the existence of any such default is being contested by such Borrower or such Subsidiary in good faith by appropriate proceedings and adequate reserves in respect thereof have been established on the books of such Borrower or such Subsidiary to the extent required by GAAP.

         (i) Change in Control. Any person or group of persons (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended), shall obtain ownership or control in one or more series of transactions of more than thirty percent (30%) of the common stock or thirty percent (30%) of the voting power of BREED entitled to vote in the election of members of the board of directors of BREED or there shall have occurred under any indenture or other instrument evidencing any Debt in excess of $500,000 any "change in control" (as defined in such indenture or other evidence of Debt) obligating any Borrower to repurchase, redeem or repay all or any part of the Debt or capital stock provided for therein (any such event, a "Change in Control").

         (j)      Voluntary Bankruptcy Proceeding.  Any Borrower or any
Material Subsidiary thereof shall (i) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect),
(ii) file a petition, proposal or notice of intent to file a proposal seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts,
(iii) consent to or fail to contest in a timely and appropriate manner any petition or other proceeding filed against it in an involuntary case under such bankruptcy laws or other laws, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, administrator, or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) admit in writing its inability to pay its debts as they become due, (vi) make a general assignment for the benefit of creditors, or (vii) take any corporate action for the purpose of authorizing any of the foregoing.

         (k) Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against any Borrower or any Material Subsidiary thereof in any court of competent jurisdiction seeking (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for any Borrower or any Material Subsidiary thereof or for all or any substantial part of their respective assets, domestic or foreign, and such case or proceeding shall continue without dismissal or stay for a period of sixty (60) consecutive days, or an order granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.

         (l) Failure of Agreements. Any provision of Article X of this Agreement or any provision of any other Loan Document shall for any reason cease to be valid and binding on any Borrower or Subsidiary party thereto or any such Person shall so state in writing, or any Loan Document shall for any reason cease to create a valid and perfected first priority Lien on, or security interest in, any of the collateral purported to be covered thereby, in each case other than in accordance with the express terms hereof or thereof.

         (m) Termination  Event. The occurrence of any of the following  events:
(i) BREED or any ERISA Affiliate fails to make full payment when due of all amounts which, under the provisions of any Pension Plan or Section 412 of the Code, BREED or any ERISA Affiliate is required to pay as contributions thereto,
(ii) an accumulated funding deficiency in excess of $1,000,000 occurs or exists, whether or not waived, with respect to any Pension Plan, (iii) a Termination Event or (iv) BREED or any ERISA Affiliate as employers under one or more Multiemployer Plan makes a complete or partial withdrawal from any such Multiemployer Plan and the plan sponsor of such Multiemployer Plans notifies such withdrawing employer that such employer has incurred a withdrawal liability requiring payments in an amount exceeding $2,500,000.

         (n) Judgment. An uninsured judgment or order for the payment of money which causes the aggregate amount of all such uninsured judgments to exceed $1,000,000 in any Fiscal Year shall be entered against any Borrower or any of its Subsidiaries by any court and such judgment or order shall continue without discharge or stay for a period of thirty (30) days.

         (o) Five-Year Credit Agreement. An Event of Default shall have occurred and be continuing under the Five-Year Credit
Agreement.

         SECTION 11.2 Remedies. Upon the occurrence and during the continuance of an Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrowers:

         (a) Acceleration; Termination of Facilities. Declare the principal of and interest on the Loans and the Notes at the time outstanding, and all other amounts owed to the Lenders and to the Administrative Agent under this Agreement or any of the other Loan Documents and all other Obligations, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, and terminate the Credit Facility and any right of the Borrowers to request borrowings thereunder; provided, that upon the occurrence of an Event of Default specified in Section 11.1(j) or (k), the Credit Facility shall be automatically terminated and all Obligations shall automatically become due and payable.

         (b) Rights of Collection. Exercise on behalf of the Lenders all of its other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of the Borrowers' Obligations.

         SECTION 11.3 Rights and Remedies Cumulative; Non-Waiver; Etc. The enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the Loan Documents or that may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between any Borrower, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default.

         SECTION 11.4 Judgment Currency. The obligation of the Borrowers to make payments of the principal of and interest on the Notes and the obligation of the Guarantor to make payments on the Guaranteed Obligations and the obligation of any such Person to make payments of any other amounts payable hereunder or pursuant to any other Loan Document in the currency specified for such payment shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted into any other currency, except to the extent that such tender or recovery shall result in the actual receipt by each of the Administrative Agent and Lenders of the full amount of the particular Permitted Currency expressed to be payable pursuant to the applicable Loan Document. The Administrative Agent shall, using all amounts obtained or received from the Borrowers pursuant to any such tender or recovery in payment of principal of and interest on the Obligations, promptly purchase the applicable Permitted Currency at the most favorable spot exchange rate determined by the Administrative Agent to be available to it. The obligation of the Borrowers to make payments in the applicable Permitted Currency shall be enforceable as an alternative or additional cause of action solely for the purpose of recovering in the applicable Permitted Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Permitted Currency expressed to be payable pursuant to the applicable Loan Document.


                                   ARTICLE XII

                            THE ADMINISTRATIVE AGENT

         SECTION 12.1 Appointment. Each of the Lenders hereby irrevocably designates and appoints First Union as Administrative Agent of such Lender under this Agreement and the other Loan Documents and each such Lender irrevocably authorizes First Union as Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and such other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or such other Loan Documents, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender (nor shall any Lender be deemed to have any fiduciary relationship with any Borrower), and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the other Loan Documents or otherwise exist against the Administrative Agent. To the extent any provision of this Agreement permits action by the Administrative Agent, such Administrative Agent shall, subject to the provisions of Section 13.11 hereof and of this Article XII, take such action if directed in writing to do so by the Required Lenders.

         SECTION 12.2 Delegation of Duties. The Administrative Agent may execute any of its respective duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by the Administrative Agent with reasonable care.

         SECTION 12.3 Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except for actions occasioned directly by its or such Person's own gross negligence or willful misconduct), or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrowers or any of their Subsidiaries or any officer thereof contained in this Agreement or the other Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or the other Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents or for any failure of the Borrowers or any of their Subsidiaries to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrowers or any of their Subsidiaries.

         SECTION 12.4 Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrowers), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless such Note shall have been transferred in accordance with Section 13.10 hereof. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement and the other Loan Documents unless it shall first receive such advice or concurrence of the Required Lenders (or, when expressly required hereby or by the relevant other Loan Document, all the Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action except for its own gross negligence or willful misconduct. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Notes in accordance with a request of the Required Lenders (or, when expressly required hereby, all the Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

         SECTION 12.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless it has received notice from a Lender or a Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, it shall promptly give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided, that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

         SECTION 12.6 Non-Reliance on the Administrative Agent and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrowers or any of their Subsidiaries, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the
Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrowers and their Subsidiaries and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrowers and their Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder or by the other Loan Documents, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Borrowers or any of their Subsidiaries which may come into the possession of the Administrative Agent or any of its respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates.

         SECTION 12.7 Indemnification. The Lenders agree to indemnify the Administrative Agent in its capacity as such and (to the extent not reimbursed by the Borrowers and without limiting the obligation of the Borrowers to do so), ratably according to the respective amounts of their Commitment Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or the other Loan Documents, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting directly from the Administrative Agent's bad faith, gross negligence or willful misconduct. The agreements in this Section 12.7 shall survive the payment of the Notes and all other amounts payable hereunder and the termination of this Agreement.

         SECTION 12.8 The Administrative Agent in Its Individual Capacity. The Administrative Agent and its respective Subsidiaries and Affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Borrower as though the Administrative Agent were not an Administrative Agent hereunder. With respect to any Loans made or renewed by it and any Note issued to it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

         SECTION 12.9 Resignation of the Administrative Agent; Successor Administrative Agent.

         (a) Subject to the appointment and acceptance of a successor as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent, which successor shall have minimum capital and surplus of at least $500,000,000. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty
(30) days after the Administrative Agent's giving of notice of resignation, then the Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which successor shall have minimum capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor
Administrative Agent shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Section 12.9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

         (b) Each reference in subsection (a) above to the Administrative Agent shall also be deemed a reference to the Swingline Lender. Therefore, upon the acceptance of any appointment as Administrative Agent (and Swingline Lender) hereunder by a successor Administrative Agent (and Swingline Lender), such successor Administrative Agent (and Swingline Lender) shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Swingline Lender, and the retiring Swingline Lender shall be discharged from its duties and obligations hereunder.

         SECTION 12.10 Documentation Agent. The Documentation Agent, in its capacity as a documentation agent, shall have no duties or responsibilities under this Agreement or any other Loan Document.


                                  ARTICLE XIII

                                  MISCELLANEOUS

         SECTION 13.1      Notices.

         (a) Method of Communication. Except as otherwise provided in this Agreement, all notices and communications hereunder shall be in writing, or by telephone subsequently confirmed in writing. Any notice shall be effective if delivered by hand delivery or sent via telecopy, recognized overnight courier service or certified mail, return receipt requested, and shall be presumed to be received by a party hereto (i) on the date of delivery if delivered by hand or sent by telecopy, (ii) on the next Business Day if sent by recognized overnight courier service and (iii) on the third Business Day following the date sent by certified mail, return receipt requested. A telephonic notice to the Administrative Agent as understood by the Administrative Agent will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice.

         (b) Addresses for Notices. Notices to any party shall be sent to it at the following addresses, or any other address as to which all the other parties are notified in writing.

If to BREED:                                BREED Technologies, Inc.
                                            5300 Old Tampa Highway
                                            Lakeland, Florida 33811
                                            Attention:  Chief Financial Officer
                                            Telephone No.: (941) 668-6000
                                            Telecopy No.:  (941) 668-6036

With copies to:                             BREED Technologies, Inc.
                                            5300 Old Tampa Highway
                                            Lakeland, Florida 33811
                                            Attention:  Treasurer
                                            General Counsel
                                            Telephone No.: (941) 668-6389
                                            Telecopy No.:  (941) 668-6039


If to First Union as
Administrative Agent:                      First Union National Bank of Florida
                                           100 South Ashley Drive, Suite 940
                                           Tampa, Florida 33602
                                           Attention: Gilbert Reese
                                           Telephone No.: (813) 276-6434
                                           Telecopy No.: (813) 276-6454

                                           and

                                           First Union National Bank of
                                           North Carolina
                                           One First Union Center, TW-10
                                           301 South College Street
                                           Charlotte, North Carolina
                                           28288-0608
                                           Attention:  Syndication Agency
                                           Services
                                           Telephone No.: (704) 383-0281
                                           Telecopy No.: (704) 383-0288

If to any Lender:                          To the Address set forth on
                                           Schedule 1.1(b) hereto

         (c) Administrative Agent's Office. The Administrative Agent hereby designates its office located at the address set forth above, or any subsequent office which shall have been specified for such purpose by written notice to the Borrowers and the Lenders, as the Administrative Agent's Office referred to herein, to which payments due are to be made and at which Revolving Credit Loans and Finnish Mark Loans will be disbursed.

         SECTION 13.2 Expenses; Indemnity. The Borrowers will (a) pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with: (i) the preparation, execution and delivery of this Agreement and each other Loan Document, whenever the same shall be executed and delivered, including, without limitation, all out-of-pocket syndication and due diligence expenses and reasonable fees and disbursements of counsel for the Administrative Agent and (ii) the preparation, execution and delivery of any waiver, amendment or consent by the Administrative Agent or the Lenders relating to this Agreement or any other Loan Document, including, without limitation, reasonable fees and disbursements of counsel for the Administrative Agent, (b) pay all reasonable out-of-pocket expenses of the Administrative Agent and the Lenders in connection with the administration and enforcement of any rights and remedies of the Administrative Agent and Lenders under the Credit Facility, including consulting with appraisers, accountants, engineers, attorneys and other Persons concerning the nature, scope or value of any right or remedy of the Administrative Agent or any Lender hereunder or under any other Loan Document or any factual matters in connection therewith, which expenses shall include, without limitation, the reasonable fees and disbursements of such Persons and (c) defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective parents, Subsidiaries, Affiliates, employees, agents, officers and directors, from and against any losses, penalties, fines, liabilities, settlements, damages, costs and expenses, suffered by any such Person in connection with any claim, investigation, litigation or other proceeding (whether or not the Administrative Agent or any Lender is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with the Agreement, any other Loan Document or the Loans, including, without limitation, reasonable attorney's and consultant's fees, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor.

         SECTION 13.3 Set-off. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon and after the occurrence of any Event of Default and during the continuance thereof, the Lenders and any assignee or participant of a Lender in accordance with Section 13.10 are hereby authorized by the Borrowers at any time or from time to time, without notice to the Borrowers or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Lenders, or any such assignee or participant to or for the credit or the account of a Borrower against and on account of the Obligations irrespective of whether or not (a) the Lenders shall have made any demand under this Agreement or any of the other Loan Documents or (b) the Administrative Agent shall have declared any or all of the Obligations to be due and payable as permitted by Section 11.2 and although such Obligations shall be contingent or unmatured.

         SECTION 13.4 Governing Law. This Agreement, the Notes and the other Loan Documents, unless otherwise expressly set forth therein, shall be governed by, construed and enforced in accordance with the laws of the State of North Carolina, without reference to the conflicts or choice of law principles thereof.

         SECTION 13.5 Consent to Jurisdiction. The Borrowers hereby irrevocably consent to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina, in any action, claim or other proceeding arising out of any dispute in connection with this Agreement, the Notes and the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations. The Borrowers hereby irrevocably consent to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Administrative Agent or any Lender in connection with this Agreement, the Notes or the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner specified in
Section 13.1. Nothing in this Section 13.5 shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against any Borrower or its properties in the courts of any other jurisdictions.
         SECTION 13.6      Binding Arbitration; Waiver of Jury Trial.

         (a) Binding Arbitration. Upon demand of the Borrower, any Agent or the Required Lenders, whether made before or within one hundred twenty days (120) after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to the Notes or any other Loan Documents ("Disputes"), between or among parties to the Notes or any other Loan Document shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims concerning any aspect of the past, present or future relationships arising out of or connected with the Loan Documents. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted. Notwithstanding the foregoing, this paragraph shall not apply to any Hedging Agreement that is a Loan Document.

         (b) Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE ADMINISTRATIVE AGENT, EACH LENDER AND EACH BORROWER HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR
OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

         (c) Preservation of Certain Remedies. Notwithstanding the preceding binding arbitration provisions, the parties hereto preserve, without diminution, certain remedies that such Persons may employ or exercise freely, either alone, in conjunction with or during a Dispute. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (i) all rights to foreclose against or otherwise become owner or sell any real or personal property or other security by exercising a power of sale granted in the Loan Documents or under applicable law or by judicial foreclosure and sale, (ii) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property, (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding, and
(iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

         SECTION 13.7 Reversal of Payments. To the extent any Borrower makes a payment or payments to the Administrative Agent for the ratable benefit of the Lenders or the Administrative Agent receives any payment or proceeds of the collateral which payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent.

         SECTION 13.8      Injunctive Relief; Punitive Damages.

         (a) The Borrowers recognize that, in the event the Borrowers fail to perform, observe or discharge any of their obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lenders. Therefore, the Borrowers agree that the Lenders, at the Lenders' option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         (b) The Administrative Agent, the Lenders and the Borrowers (on behalf of themselves and their Subsidiaries) hereby agree that no such Person shall have a remedy of punitive or exemplary damages against any other party to a Loan Document and each such Person hereby waives any right or claim to punitive or exemplary damages that they may now have or may arise in the future in connection with any Dispute, whether such Dispute is resolved through arbitration or judicially.

         SECTION 13.9 Accounting Matters. All financial and accounting calculations, measurements and computations made for any purpose relating to this Agreement, including, without limitation, all computations utilized by BREED or any Subsidiary thereof to determine compliance with any covenant contained herein, shall, except as otherwise expressly contemplated hereby or unless there is an express written direction by the Administrative Agent to the contrary agreed to by the Borrowers, be performed in accordance with GAAP as in effect on the Closing Date. In the event that changes in GAAP shall be mandated by the Financial Accounting
Standards Board, or any similar accounting body of comparable standing, or shall be recommended by BREED's certified public accountants, to the extent that such changes would modify such accounting terms or the interpretation or computation thereof, such changes shall be followed in defining such accounting terms only from and after the date the Borrowers and the Lenders shall have amended this Agreement to the extent necessary to reflect any such changes in the financial covenants and other terms and conditions of this Agreement.

         SECTION 13.10              Successors and Assigns; Participations.

         (a) Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent and the Lenders, all future holders of the Notes, and their respective successors and assigns, except that no Borrower shall assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

         (b) Assignment by Lenders. Each Lender may, with the consent of the Administrative Agent and (unless an Event of Default has occurred and is continuing) the Borrowers, which consents shall not be unreasonably withheld or delayed, assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including, without limitation, all or a portion of the Loans at the time owing to it and the Notes held by it); provided, that:

                        (i) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Agreement and its rights and obligations under the Five-Year Credit Agreement;

                       (ii) if less than all of the assigning Lender's Commitment is to be assigned, the Commitment under this Agreement and the commitment under the Five-Year Credit Agreement so assigned shall not be less than $10,000,000 in the aggregate;

                      (iii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance in the form of Exhibit F attached hereto (an "Assignment and Acceptance"), together with any Note or Notes subject to such assignment;

                       (iv) such assignment shall not, without the consent of any applicable Borrower, require such Borrower to file a registration statement with the Securities and Exchange Commission or apply to or qualify the Loans or the Notes under the blue sky laws of any state;

                        (v) the assigning Lender shall pay to the Administrative Agent an assignment fee of $3,000 upon the execution by such Lender of the Assignment and Acceptance; provided, that (A) no such fee shall be payable upon any assignment by a Lender to an Affiliate thereof and (B) if such Assignment is executed in connection with an Assignment and Acceptance under the Five-Year Credit Agreement the aggregate assignment fee for both such assignments shall be $3,000; and

               (vithe assignee of each such assignment shall execute and deliver to the Administrative Agent any such supplements to the Security Documents and/or additional Security Documents that may be reasonably required by the Administrative Agent in order that the assignee may become a secured party thereunder.

Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Accep tance, which effective date shall be at least five (5) Business Days after the execution thereof, (A) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereby and (B) the Lender thereunder shall, to the extent provided in such assignment, be released from its obligations under this Agreement.

         (c) Rights and Duties Upon Assignment. By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as set forth in such Assignment and Acceptance.

         (d) Register. The Administrative Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders and the amount of the Loans with respect to each Lender from time to time (the "Register"). The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (e) Issuance of New Notes. Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Eligible Assignee together with any Note or Notes subject to such assignment and the written consent to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is substantially in the form of Exhibit F:

                        (i)         accept such Assignment and Acceptance;

                       (ii) record the information contained therein in the Register;

                      (iii) give prompt notice thereof to the Lenders and the Borrowers; and

                       (iv) promptly deliver a copy of such Assignment and Acceptance to the Borrowers.

Within five (5) Business Days after receipt of notice, the applicable Borrower or Borrowers shall execute and deliver to the Administrative Agent, in exchange for the surrendered Note or Notes, a new Note or Notes to the order of such Eligible Assignee in amounts equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and a new Note or Notes to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes delivered to the assigning Lender. Each surrendered Note or Notes shall be canceled and returned to the Borrowers.

         (f) Participations. Each Lender may sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Loans and the Notes held by it); provided, that:

                        (i) each such participation shall be of a constant, and not varying percentage of all the Assigning Lender's Commitment or Loans under this Agreement and the commitment or the loans under the Five-Year Credit Agreement;

                       (ii) each such participation of the Commitment or the Loans under this Agreement and the commitment or the loans under the Five-Year Credit Agreement shall be in an amount not less than $5,000,000 in the aggregate;

                      (iii) such Lender's obligations under this Agreement (including, without limitation, its Commitment) shall remain unchanged;

                       (iv) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations;

                        (v) such Lender shall remain the holder of the Notes held by it for all purposes of this Agreement;

                       (vi) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement;

                      (vii) such Lender shall not permit such participant the right to approve any waivers, amendments or other modifications to this Agreement or any other Loan Document other than waivers, amendments or modifications which would reduce the principal of or the interest rate on any Loan, extend the term or increase the amount of the Commitment, reduce the amount of any fees to which such participant is entitled, extend any scheduled payment date for principal of any Loan or, except as expressly contemplated hereby or thereby, release any material portion of the Collateral or release the Guaranty; and

                     (viii) any such disposition shall not, without the consent of the applicable Borrower, require such Borrower to file a registration statement with the Securities and Exchange Commission to apply to qualify the Loans or the Notes under the blue sky law of any state.

         (g) Disclosure of Information; Confidentiality. The Administrative Agent and the Lenders shall hold all non-public information with respect to the Borrowers obtained pursuant to the Loan Documents in accordance with their customary procedures for handling confidential information. Any Lender may, in connection with any assignment, proposed assignment, participation or proposed participation pursuant to this Section 13.10, disclose to the assignee, participant, proposed assignee or proposed participant, any information relating to the Borrowers furnished to such Lender by or on behalf of the Borrowers; provided, that prior to any such disclosure, each such assignee, proposed assignee, participant or proposed participant shall agree with the Borrowers or such Lender to preserve the confidentiality of any confidential information relating to the Borrowers received from such Lender.

         (h) Certain Pledges or Assignments. Nothing herein shall prohibit any Lender from pledging or assigning any Note to any Federal Reserve Bank in accordance with Applicable Law.

         SECTION 13.11 Amendments, Waivers and Consents. Except as set forth below, any term, covenant, agreement or condition of this

Agreement or any of the other Loan Documents may be amended or waived by the Lenders, and any consent given by the Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and delivered to the Administrative Agent and, in the case of an amendment, signed by the Borrowers; provided, that no amendment, waiver or consent shall, without the prior written consent of each Lender, (a) release any Borrower from its Obligations hereunder, (b) increase the amount or extend the time of the obligation of the Lenders to make Loans (including, without limitation, pursuant to Section 2.8), (c) extend the originally scheduled time or times of payment of the principal of any Loan or the time or times of payment of interest on any Loan or the time or times of any payment of any fees hereunder, (d) reduce the rate of interest payable on any Loan or the amount of any fees hereunder, (e) permit any subordination of the principal or interest on any Loan, (f) release any material portion of the Collateral or release any Security Document (other than as specifically permitted in this Agreement or the applicable Security Document), (g) reduce the "Guaranteed Obligations" as defined in Section 10.1 or release the Guarantor from its Obligations under
Article X, (h) release or discharge any Subsidiary Guarantor from its obligations under any Subsidiary Guaranty Agreement or amend Section 7.12 or (i) amend the provisions of Sections 13.10(a) or this Section 13.11 or the definition of Required Lenders. In addition, no amendment, waiver or consent to the provisions of Article XII shall be made without the written consent of the Administrative Agent.

         SECTION 13.12 Performance of Duties. The Borrowers' obligations under this Agreement and each of the Loan Documents shall be performed by the applicable Borrower at its sole cost and expense.

         SECTION 13.13 All Powers Coupled with Interest. All powers of attorney and other authorizations granted to the Lenders, the Administrative Agent and any Persons designated by the Administrative Agent or any Lender pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied or the Credit Facility has not been terminated.

         SECTION 13.14 Survival of Indemnities. Notwithstanding any termination of this Agreement, the indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of this Article XIII and any other provision of this Agreement and the Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the Lenders against events arising after such termination as well as before.

         SECTION 13.15 Releases. Any security interest arising under or pursuant to this Agreement in the assets of the Borrowers or any of their Subsidiaries shall be released upon a sale of the subject assets as permitted hereunder in accordance with the terms hereof.

         SECTION 13.16 Titles and Captions. Titles and captions of Articles, Sections and subsections in this Agreement are for conve nience only, and neither limit nor amplify the provisions of this Agreement.
         SECTION 13.17 Severability of Provisions. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unen forceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdic tion.

         SECTION 13.18 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

         SECTION 13.19 Term of Agreement. This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations shall have been indefeasibly and irrevocably paid and satisfied in full. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination.


                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first written above.


                                                     BORROWERS:


[CORPORATE SEAL]                            BREED TECHNOLOGIES, INC.


                       By:________________________________
                       Name:______________________________
                       Title:_____________________________


[CORPORATE SEAL]                            UNITED STEERING SYSTEMS, INC.


                       By:________________________________
                       Name:______________________________
                       Title:_____________________________


[CORPORATE SEAL]                            AUTO TRIM, INC.


                       By:________________________________
                       Name:______________________________
                       Title:_____________________________


[CORPORATE SEAL]                            CUSTOM TRIM, LTD.


                       By:________________________________
                       Name:______________________________
                       Title:_____________________________



[364-Day Credit Agreement]
                                       58

[CORPORATE SEAL]                            BREED ITALIA, S.r.l.


                       By:________________________________
                       Name:______________________________
                       Title:_____________________________


[CORPORATE SEAL]                            BREED ITALIAN HOLDINGS, S.r.l.


                       By:________________________________
                       Name:______________________________
                       Title:_____________________________


[CORPORATE SEAL]                            MOMO, S.p.A.


                       By:________________________________
                       Name:______________________________
                       Title:_____________________________


[CORPORATE SEAL]                            GALLINO PLASTURGIA, S.r.l.


                       By:________________________________
                       Name:______________________________
                       Title:_____________________________


[CORPORATE SEAL]                            ITALTEST, S.r.l.


                       By:________________________________
                       Name:______________________________
                       Title:_____________________________


[CORPORATE SEAL]                            BREED EUROPEAN HOLDINGS LIMITED


                       By:________________________________
                       Name:______________________________
                       Title:_____________________________


[364-Day Credit Agreement]
                                       59

[CORPORATE SEAL]                            HAMLIN ELECTRONICS EUROPE LIMITED


                       By:________________________________
                       Name:______________________________
                       Title:_____________________________


[CORPORATE SEAL]                            UNITED STEERING SYSTEMS CLIFFORD
                                            LIMITED


                       By:________________________________
                       Name:______________________________
                       Title:_____________________________


[CORPORATE SEAL]                            HAMLIN ELECTRONICS, GmbH


                       By:________________________________
                       Name:______________________________
                       Title:_____________________________


[CORPORATE SEAL]                            VTI HAMLIN Oy


                       By:________________________________
                       Name:______________________________
                       Title:_____________________________

[364-Day Credit Agreement]
                                       60

                                                     ADMINISTRATIVE AGENT:

[CORPORATE SEAL]                            FIRST UNION NATIONAL BANK OF
                                            FLORIDA, as Administrative Agent


                                                     By:
                                                     Name:
                                                     Title:




[364-Day Credit Agreement]
                                       61

                                                     LENDERS:

[CORPORATE SEAL]                            FIRST UNION NATIONAL BANK OF
                                            FLORIDA, as Lender


                                                     By:
                                                     Name:
                                                     Title:





[364-Day Credit Agreement]
                                       62

                                                   THE CHASE MANHATTAN BANK, as
                                                  Documentation Agent and Lender


                                                     By:
                                                     Name:
                                                     Title:


[364-Day Credit Agreement]
                                       63

                       THE FIRST NATIONAL BANK OF CHICAGO


                                                     By:
                                                     Name:
                                                     Title:


[364-Day Credit Agreement]
                                       64

                                                     BANK OF AMERICA ILLINOIS


                                                     By:
                                                     Name:
                                                     Title:


[364-Day Credit Agreement]
                                       65

                                                     BHF-BANK AKTIENGESELLSCHAFT


                                                     By:
                                                     Name:
                                                     Title:


                                                     By:
                                                     Name:
                                                     Title:



[364-Day Credit Agreement]
                                       66

                                                     COMERICA BANK


                                                     By:
                                                     Name:
                                                     Title:


[364-Day Credit Agreement]
                                       67

                                                FLEET BANK, NATIONAL ASSOCIATION


                                                     By:
                                                     Name:
                                                     Title:


[364-Day Credit Agreement]
                                       68

                                                     NATIONSBANK, N.A.


                                                    By:
                                                    Name:  Andrew M. Airheart
                                                    Title: Senior Vice President


[364-Day Credit Agreement]
                                       69

                                                     ABN AMRO BANK N.V.


                                                     By:
                                                     Name:
                                                     Title:


                                                     By:
                                                     Name:
                                                     Title:



[364-Day Credit Agreement]
                                       70

                                                     THE BANK OF NOVA SCOTIA


                                                     By:
                                                     Name:
                                                     Title:


[364-Day Credit Agreement]
                                       71

                                                 THE FUJI BANK AND TRUST COMPANY


                                                     By:
                                                     Name:
                                                     Title:


[364-Day Credit Agreement]
                                       72

                                                     PNC BANK, KENTUCKY, INC.


                                                     By:
                                                     Name:  James D. Neil
                                                     Title: Vice President


[364-Day Credit Agreement]
                                       73

                                                  TORONTO DOMINION (TEXAS), INC.


                                                     By:
                                                     Name:
                                                     Title:


[364-Day Credit Agreement]
                                       74

                                                BANCA COMMERCIALE ITALIANA - NEW
                                                YORK BRANCH


                                                     By:
                                                     Name:
                                                     Title:


                                                     By:
                                                     Name:
                                                     Title:


[364-Day Credit Agreement]
                                       75

                                                     THE BANK OF NEW YORK


                                                     By:
                                                     Name:
                                                     Title:


[364-Day Credit Agreement]
                                       76

                                                  COMMERZBANK AG, ATLANTA AGENCY


                                                  By:
                                                  Name:
                                                  Title:


[364-Day Credit Agreement]
                                       77

                                                     CREDITO ITALIANO SpA


                                                     By:
                                                     Name:
                                                     Title:


                                                     By:
                                                     Name:
                                                     Title:


[364-Day Credit Agreement]
                                       78

                                                  CREDIT LYONNAIS ATLANTA AGENCY


                                                     By:
                                                     Name:
                                                     Title:


[364-Day Credit Agreement]
                                       79

                                                   DRESDNER BANK AG NEW YORK AND
                                                   GRAND CAYMAN BRANCHES


                                                     By:
                                                     Name:
                                                     Title:


                                                     By:
                                                     Name:
                                                     Title:


[364-Day Credit Agreement]
                                       80

                                                   HARRIS TRUST AND SAVINGS BANK


                                                     By:
                                                     Name:
                                                     Title:




[364-Day Credit Agreement]
                                       81

                                            THE MITSUI TRUST AND BANKING COMPANY
                                            LIMITED, NEW YORK BRANCH


                                                     By:
                                                     Name:
                                                     Title:


[364-Day Credit Agreement]
                                       82

                                                THE SANWA BANK, LIMITED, ATLANTA
                                                AGENCY


                                                     By:
                                                     Name:
                                                     Title:


[364-Day Credit Agreement]
                                       83

                                                     THE SUMITOMO BANK, LIMITED


                                                     By:
                                                     Name:
                                                     Title:

                                                     By:
                                                     Name:
                                                     Title:


[364-Day Credit Agreement]
                                       84

                                                MERITA BANK LTD. NEW YORK BRANCH


                                                     By:
                                                     Name:
                                                     Title:



[364-Day Credit Agreement]
                                       85

                                                  ISTITUTO BANCARIO SAN PAOLO DI
                                                  TORINO SPA


                                                     By:
                                                     Name:
                                                     Title:


                                                     By:
                                                     Name:
                                                     Title:


[364-Day Credit Agreement]
                                       86

                                                    BANQUE FRANCAISE DU COMMERCE
                                                    EXTERIEUR


                                                     By:
                                                     Name:
                                                     Title:


                                                     By:
                                                     Name:
                                                     Title:



[364-Day Credit Agreement]
                                       87

                                 SCHEDULE 1.1(a)

                                  A/C BORROWERS

         Name of A/C Borrower                             Place of Incorporation

1.       BREED Technologies, Inc.                             United States (DE)

2.       United Steering Systems, Inc.                        United States (DE)

3.       Auto Trim, Inc.                                      United States (TX)

4.       Custom Trim, Ltd.                                    Canada (ONT)

5.       BREED Italia, S.r.l.                                 Italy

6.       BREED Italian Holdings, S.r.l.                       Italy

7.       Momo, S.p.A.                                         Italy

8.       Gallino Plasturgia, S.r.l.                           Italy

9.       Italtest, S.r.l.                                     Italy

10.      BREED European Holdings Limited                      United Kingdom

11.      Hamlin Electronics Europe Limited                    United Kingdom

12.      United Steering Systems Clifford                     United Kingdom
           Limited

13.      Hamlin Electronics, GmbH                             Germany

14.      VTI Hamlin Oy                                        Finland



[364-Day Credit Agreement]
                                       88

                                  SCHEDULE 9.2

                             CONTINGENT OBLIGATIONS


                                      None.

[364-Day Credit Agreement]

                                 SCHEDULE 1.1(b)

                             LENDERS AND COMMITMENTS


                                          COMMITMENT
LENDER                                    PERCENTAGE             COMMITMENT

First Union National Bank                   7.1111111111%     $17,777,777.74
  of Florida
One First Union Center, TW-10
301 South College Street
Charlotte, North Carolina
  28288-0608
Attention: Syndication Agency
  Services
Telephone No.: (704) 383-0281
Telecopy No.: (704) 382-0288

The Chase Manhattan Bank                    6.6666666667%     $16,666,666.67
1 CMP 8th Floor
New York, New York  10081
Attention:  Thomas M. Brennan
         Associate
Telephone No.:  (212) 552-7406
Telecopy No.:   (212) 552-5662

The First National Bank                     5.5555555556%     $13,888,888.89
  of Chicago
One First National Plaza
Suite 0634, 1-10
Chicago, Illinois  60670
Attention:  Gloria Steinbrenner
         Client Services Associate
Telephone No.:  (312) 732-5714
Telecopy No.:   (312) 732-4840

Bank of America Illinois                    5.5555555556%     $13,888,888.89
231 South LaSalle Street
Chicago, Illinois  60697
         Account Administrator
Attention:  Shelia Johnson
Telephone No.:  (312) 828-6568
Telecopy No.:   (312) 974-9626

BHF-Bank Aktiengesellschaft                 4.8888888889%     $12,222,222.22
590 Madison Avenue
New York, New York  10022
Attention:  Renate Boston
Telephone No.:  (212) 756-5543
Telecopy No.:   (212) 756-5536

Comerica Bank                               4.8888888889%     $12,222,222.22
500 Woodward Avenue
Mail Code 3265, 9th Floor
Detroit, Michigan  48226-3265
Attention:  Susan M. Boyd
         Customer Assistant,
         Automotive Group
Telephone No.:  (313) 222-5548
Telecopy No.:   (313) 222-3776

Fleet Bank, National Association            4.8888888889%     $12,222,222.22
208 Harristown Road
Glen Rock, New Jersey  07452
Attention:  Ceil Christie
         Assistant Vice President
Telephone No.:  (201) 251-5323
Telecopy No.:   (201) 251-5739

NationsBank, N.A.                           4.8888888889%     $12,222,222.22
101 N. Tryon Street
NC1-001-15-06
Charlotte, North Carolina  28255
Attention:  Barbara Pollock
         Credit Services Rep.
Telephone No.:  (704) 388-1112
Telecopy No.:   (704) 386-8694

ABN AMRO Bank N.V.                          4.4444444444%     $11,111,111.11
One Ravinia Drive, Suite 1200
Atlanta, Georgia  30346
Attention:  Reenie Williamson
Telephone No.:  (770) 395-7990
Telecopy No.:   (770) 395-9188

The Bank of Nova Scotia                     4.4444444444%     $11,111,111.11
600 Peachtree Street, NE
Suite 2700
Atlanta, Georgia  30308
Attention:  Dorothy Legista
Telephone No.:  (404) 877-1535
Telecopy No.:   (404) 888-8998

The Fuji Bank and Trust Company             4.4444444444%     $11,111,111.11
Two World Trade Center
79th Floor
New York, New York  10048
Attention:  Kathleen Barsotti
         Vice President
Telephone No.:  (212) 898-2065
Telecopy No.:   (212) 488-8216


PNC Bank, Kentucky, Inc.                    4.4444444444%     $11,111,111.11
500 W. Jefferson Street
Louisville, Kentucky  40202
Attention:  Jamie Argenbright
         Lending Assistant
Telephone No.:  (502) 581-2086
Telecopy No.:   (502) 581-2302

Toronto Dominion (Texas), Inc.              4.4444444444%     $11,111,111.11
909 Fannin, Suite 1700
Houston, Texas  77010
Attention:  Lisa Allison
Telephone No.:  (713) 653-8244
Telecopy No.:   (713) 951-9921

Banca Commerciale Italiana -                2.6666666667%     $ 6,666,666.67
  New York Branch
One William Street
New York, New York  10004
Attention:  Jonathan Sahr
         Loan Supervisor
Telephone No.:  (212) 607-3814
Telecopy No.:   (212) 607-3537

The Bank of New York                        2.6666666667%     $ 6,666,666.67
One Wall Street - 22N
New York, New York  10286
Attention:  Annette Megargel
         Administrator
Telephone No.:  (212) 635-6780
Telecopy No.:   (212) 635-6877

Commerzbank AG, Atlanta Agency              2.6666666667%     $ 6,666,666.67
2 World Financial Center
New York, New York  10281
Attention:  Gabriela Schmidtchen
Telephone No.:  (212) 266-7345
Telecopy No.:   (212) 266-7593

Credito Italiano SpA                        2.6666666667%     $ 6,666,666.67
375 Park Avenue, 2nd Floor
New York, New York  10152
Attention:  Luz David
         Money Desk
Telephone No.:  (212) 546-9615
Telecopy No.:   (212) 546-9675






Credit Lyonnais Atlanta Agency              2.6666666667%     $ 6,666,666.67
303 Peachtree Street, N.E.
Suite 4400
Atlanta, Georgia  30308
Attention:  Pascal Seris
Telephone No.:  (404) 524-3700
Telecopy No.:   (404) 584-5249

Dresdner Bank AG New York                   2.6666666667%     $ 6,666,666.67
  and Grand Cayman Branches
75 Wall Street
New York, New York  10005-2889
Attention:  Gary Jermanski
         Credit Services
Telephone No.:  (212) 429-2674
Telecopy No.:   (212) 444-2130

Harris Trust and Savings Bank               2.6666666667%     $ 6,666,666.67
111 W. Monroe Street
Floor 2W
Chicago, Illinois  60603
Attention:  Arlett Hall
         Sr. Banking Services
         Representative
Telephone No.:  (312) 461-2786
Telecopy No.:   (312) 461-2591

The Mitsui Trust and Banking                2.6666666667%     $ 6,666,666.67
  Company Limited, New York Branch
1251 Avenue of the Americas
39th Floor
New York, New York  10020-1104
Attention:  Ed Simnor
Telephone No.:  (212) 790-5352
Telecopy No.:   (212) 768-9044

The Sanwa Bank, Limited,                    2.6666666667%     $ 6,666,666.67
  Atlanta Agency
Park Avenue Plaza
55 E. 52nd Street
New York, New York  10055
Attention:  Renko Hara
Telephone No.:  (212) 339-6390

Telecopy No.:   (212) 754-2368

The Sumitomo Bank, Limited                  2.6666666667%     $ 6,666,666.67
100 S. Ashley Drive, Suite 1780
Tampa, Florida  33602
Attention:  M. Phillip Freeman
Telephone No.:  (813) 229-6002
Telecopy No.:   (813) 229-6372

Merita Bank Ltd., New York Branch           2.2222222222%     $ 5,555,555.56
437 Madison Avenue
New York, New York  10022
Attention:  Revella Perna
Telephone No.:  (212) 318-9345
Telecopy No.:   (212) 421-4420

Istituto Bancario San Paolo                 2.2222222222%     $ 5,555,555.56
  Di Torino SPA
245 Park Avenue
New York, New York  10167
Attention:  Giovanni Lugato
         Account Officer
Telephone No.:  (212) 692-3195
Telecopy No.:   (212) 599-5303

Banque Francaise du Commerce                2.2222222222%     $ 5,555,555.56
  Exterieur
333 Clay Street, Suite 4340
Houston, Texas  77002
Attention:  Tim Polvado
Telephone No.:  (713) 759-9401
Telecopy No.:   (713) 759-9908



[364-Day Credit Agreement]

                                 SCHEDULE 1.1(c)

                FINNISH MARK LENDERS AND FINNISH MARK COMMITMENTS


                                            COMMITMENT
LENDER                                      PERCENTAGE        COMMITMENT

First Union National Bank                      50%               $5,000,000.00
  of Florida
One First Union Center, TW-10
301 South College Street
Charlotte, North Carolina
  28288-0608
Attention: Syndication Agency
  Services
Telephone No.: (704) 383-0281
Telecopy No.: (704) 382-0288

Merita Bank Ltd., New York Branch              50%                $5,000,000.00
437 Madison Avenue
New York, New York  10022
Attention:  Revella Perna
Telephone No.:  (212) 318-9345
Telecopy No.:   (212) 421-4420


[364-Day Credit Agreement]

                                 SCHEDULE 1.1(d)

                          PLEDGE AGREEMENTS AND ISSUERS

         Pledge Agreement                            Applicable Issuers

1.       BREED Pledge Agreement

2.       [Subsidiary Pledge
          Agreements]




[364-Day Credit Agreement]

                                 SCHEDULE 1.1(e)

                              SUBSIDIARY GUARANTORS

1.       BREED Automotive Florida, Inc.

2.       BREED Automotive West, Inc.

3.       Hamlin, Incorporated

4.       United Steering Systems, Inc.


[364-Day Credit Agreement]

                                   EXHIBIT A-1
                                       to
              364-Day Credit Agreement dated as of April ___, 1997
                                  by and among
                            BREED Technologies, Inc.,
                   certain of its Subsidiaries party thereto,
                            BREED Technologies, Inc.,
                                  as Guarantor,
                           the Lenders party thereto,
                      First Union National Bank of Florida,
                            as Administrative Agent,
                                       and
                            The Chase Manhattan Bank,
                             as Documentation Agent


                              REVOLVING CREDIT NOTE


$___________ April __, 1997
(or the equivalent
thereof described
below)

         FOR VALUE RECEIVED, each of the undersigned, BREED Technologies, Inc., United Steering Systems, Inc., Auto Trim, Inc., Custom Trim, Ltd., BREED Italia, S.r.l., BREED Italian Holdings, S.r.l., Momo, S.p.A., Gallino Plasturgia, S.r.l., Italtest, S.r.l., BREED European Holdings Limited, Hamlin Electronics Europe Limited, United Steering Systems Clifford Limited, Hamlin, GmbH and VTI Hamlin Oy (collectively, the "Borrowers"), hereby severally promise to pay to the order of __________________________ (the "Bank"), at the times, at the place and in the manner provided in the Credit Agreement described below, the principal sum of up to ______________________ Dollars ($___________), or the
aggregate unpaid principal Dollar Amount of all Loans disbursed to each such Borrower by the Bank under such Credit Agreement, together with interest at the rates as in effect from time to time with respect to each portion of the principal amount hereof, determined and payable as provided in Article III of such Credit Agreement.

         This Revolving Credit Note is a Revolving Credit Note referred to in, and is entitled to the benefits of, the 364-Day Credit Agreement dated as of April __, 1997 (as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among the Borrowers, Breed Technologies, Inc., as Guarantor, the Lenders party thereto, First Union National Bank of Florida, as Administrative Agent, and The Chase Manhattan Bank, as Documentation Agent. The Credit Agreement contains, among other things, provisions for the time, place and manner of payment of this Revolving Credit Note, the determination of the interest rate borne by and fees payable in respect of this Revolving Credit Note, acceleration of the payment of this Revolving Credit Note upon the happening of certain stated events and the mandatory repayment of this Revolving Credit Note under certain circumstances. All capitalized terms used herein and not otherwise defined herein shall have the meaning assigned thereto in the Credit Agreement.

         The Borrowers hereby severally agree to pay on demand all costs of collection, including reasonable attorneys' fees, if any part of this Revolving Credit Note, principal or interest, is collected after maturity with the aid of an attorney.

         Diligence, presentment for payment, notice of dishonor, protest and notice of any kind (other than as explicitly required by the Credit Agreement) are hereby waived.

         THIS REVOLVING CREDIT NOTE IS MADE AND DELIVERED IN THE STATE OF NORTH CAROLINA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA.

         The Debt evidenced by this Revolving Credit Note is senior in right of payment to all Subordinated Debt referred to in the Credit Agreement.

                            [Signature pages follow]


[364-Day Credit Agreement]

         IN WITNESS WHEREOF, each of the Borrowers has caused this Revolving Credit Note to be executed under seal by a duly authorized officer as of the day and year first above written.


[CORPORATE SEAL]                            BREED TECHNOLOGIES, INC.

                                                     By:
                                                        Name:
                                                        Title:


[CORPORATE SEAL]                            UNITED STEERING SYSTEMS, INC.

                                                     By:
                                                        Name:
                                                        Title:


[CORPORATE SEAL]                            AUTO TRIM, INC.

                                                     By:
                                                        Name:
                                                        Title:


[CORPORATE SEAL]                            CUSTOM TRIM, LTD.

                                                     By:
                                                        Name:
                                                        Title:


[CORPORATE SEAL]                            BREED ITALIA, S.R.L.

                                                     By:
                                                        Name:
                                                        Title:


[CORPORATE SEAL]                            BREED ITALIAN HOLDINGS, S.R.L.

                                                     By:
                                                        Name:
                                                        Title:


[CORPORATE SEAL]                            MOMO, S.P.A.

                                                     By:
                                                        Name:
                                                        Title:
[CORPORATE SEAL]                            GALLINO PLASTURGIA, S.R.L.

                                                     By:
                                                        Name:
                                                        Title:


[CORPORATE SEAL]                            ITALTEST, S.R.L.

                                                     By:
                                                        Name:
                                                        Title:


[CORPORATE SEAL]                            BREED EUROPEAN HOLDINGS LIMITED

                                                     By:
                                                        Name:
                                                        Title:


[CORPORATE SEAL]                            HAMLIN ELECTRONICS EUROPE LIMITED

                                                     By:
                                                        Name:
                                                        Title:


[CORPORATE SEAL]                            UNITED STEERING SYSTEMS CLIFFORD
                                            LIMITED

                                                     By:
                                                        Name:
                                                        Title:


[CORPORATE SEAL]                            HAMLIN ELECTRONICS, GMBH

                                                     By:
                                                        Name:
                                                        Title:


[CORPORATE SEAL]                            VTI HAMLIN OY

                                                     By:
                                                        Name:
                                                        Title:



[364-Day Credit Agreement]

                                   EXHIBIT A-2
                                       to
              364-Day Credit Agreement dated as of April ___, 1997
                                  by and among
                            BREED Technologies, Inc.,
                   certain of its Subsidiaries party thereto,
                            BREED Technologies, Inc.,
                                  as Guarantor,
                           the Lenders party thereto,
                      First Union National Bank of Florida,
                            as Administrative Agent,
                                       and
                            The Chase Manhattan Bank,
                             as Documentation Agent


                                  FINNISH MARK
                              REVOLVING CREDIT NOTE


$___________ April __, 1997
(or the equivalent
thereof described
below)

         FOR VALUE RECEIVED, each of the undersigned, BREED Technologies, Inc. and VTI Hamlin Oy (collectively, the "Borrowers"), hereby severally promise to pay to the order of __________________________ (the "Bank"), at the times, at the place and in the manner provided in the Credit Agreement described below, the principal sum of up to ______________________ Dollars ($___________), or the
aggregate unpaid principal Dollar Amount of all Loans disbursed to each such Borrower by the Bank under such Credit Agreement, together with interest at the rates as in effect from time to time with respect to each portion of the principal amount hereof, determined and payable as provided in Article III of such Credit Agreement.

         This Finnish Mark Revolving Credit Note is a Finnish Mark Revolving Credit Note referred to in, and is entitled to the benefits of, the 364-Day Credit Agreement dated as of April __, 1997 (as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among the Borrowers, Breed Technologies, Inc., as Guarantor, the Lenders party thereto and First Union National Bank of Florida, as Administrative Agent, and The Chase Manhattan Bank, as Documentation Agent. The Credit Agreement contains, among other things, provisions for the time, place and manner of payment of this Finnish Mark Revolving Credit Note, the determination of the interest rate borne by and fees payable in respect of this Finnish Mark Revolving Credit Note, acceleration of the payment of this Finnish Mark Revolving Credit Note upon the happening of certain stated events and the mandatory repayment of this Finnish Mark Revolving Credit Note under certain circumstances. All capitalized terms used herein and not otherwise defined herein shall have the meaning assigned thereto in the Credit Agreement.

         The Borrowers hereby severally agree to pay on demand all costs of collection, including reasonable attorneys' fees, if any part of this Finnish Mark Revolving Credit Note, principal or interest, is collected after maturity with the aid of an attorney.

         Diligence, presentment for payment, notice of dishonor, protest and notice of any kind (other than as explicitly required by the Credit Agreement) are hereby waived.

         THIS FINNISH MARK REVOLVING CREDIT NOTE IS MADE AND DELIVERED IN THE STATE OF NORTH CAROLINA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA.

         The Debt evidenced by this Finnish Mark Revolving Credit Note is senior in right of payment to all Subordinated Debt referred to in the Credit Agreement.


                                             [Signature pages follow]

[364-Day Credit Agreement]

         IN WITNESS WHEREOF, each of the Borrowers has caused this Finnish Mark Revolving Credit Note to be executed under seal by a duly authorized officer as of the day and year first above written.


[CORPORATE SEAL]                            BREED TECHNOLOGIES, INC.

                                                     By:
                                                        Name:
                                                        Title:

[CORPORATE SEAL]                            VTI HAMLIN OY

                                                     By:
                                                        Name:
                                                        Title:



[364-Day Credit Agreement]

                                  EXHIBIT A-3
                                       to
              364-Day Credit Agreement dated as of April ___, 1997
                                  by and among
                            BREED Technologies, Inc.,
                   certain of its Subsidiaries party thereto,
                            BREED Technologies, Inc.,
                                  as Guarantor,
                           the Lenders party thereto,
                      First Union National Bank of Florida,
                            as Administrative Agent,
                                       and
                            The Chase Manhattan Bank,
                             as Documentation Agent


                                 SWINGLINE NOTE


$15,000,000.00                                                    April __, 1997

         FOR VALUE RECEIVED, the undersigned, BREED TECHNOLOGIES, INC., a corporation organized under the laws of Delaware ("BREED"), hereby promises to pay to the order of FIRST UNION NATIONAL BANK OF FLORIDA (the "Bank"), at the times, at the place and in the manner provided in the Credit Agreement described below, the principal sum of up to Fifteen Million and No/100 Dollars ($15,000,000.00), or, if less, the aggregate unpaid principal amount of all Swingline Loans disbursed by the Bank under such Credit Agreement, together with interest at the rates as in effect from time to time with respect to each portion of the principal amount hereof, determined and payable as provided in
Article III of such Credit Agreement.

         This Swingline Note is the Swingline Note referred to in, and is entitled to the benefits of, the 364-Day Credit Agreement dated as of April __, 1997 (as amended, restated, supplemented or otherwise modified, the "Credit
Agreement") by and among BREED and certain Subsidiaries thereof, as Borrowers, BREED, as Guarantor, the Lenders party thereto and First Union National Bank of Florida, as Administrative Agent, and The Chase Manhattan Bank, as Documentation Agent. The Credit Agreement contains, among other things, provisions for the time, place and manner of payment of this Swingline Note, the determination of the interest rate borne by and fees payable in respect of this Swingline Note, acceleration of the payment of this Swingline Note upon the happening of certain stated events and the mandatory repayment of this Swingline Note under certain circumstances. All capitalized terms used herein and not otherwise defined herein shall have the meaning assigned thereto in the Credit Agreement.

         BREED agrees to pay on demand all costs of collection, including reasonable attorneys' fees, if any part of this Swingline Note, principal or interest, is collected after maturity with the aid of an attorney.

         Diligence, presentment for payment, notice of dishonor, protest and notice of any kind (other than as explicitly required by the Credit Agreement) are hereby waived.

         THIS SWINGLINE NOTE IS MADE AND DELIVERED IN THE STATE OF NORTH CAROLINA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA.

         The Debt evidenced by this Swingline Note is senior in right of payment to all Subordinated Debt referred to in the Credit Agreement.



[364-Day Credit Agreement]

         IN WITNESS WHEREOF, BREED has caused this Swingline Note to be executed under seal by a duly authorized officer as of the day and year first above written.

                                                     BREED TECHNOLOGIES, INC.

[CORPORATE SEAL]

                                                     By:
                                                        Name:
                                                        Title:





[364-Day Credit Agreement]

                                    EXHIBIT B
                                       to
              364-Day Credit Agreement dated as of April ___, 1997
                                  by and among
                            BREED Technologies, Inc.,
                   certain of its Subsidiaries party thereto,
                            BREED Technologies, Inc.,
                                  as Guarantor,
                           the Lenders party thereto,
                      First Union National Bank of Florida,
                            as Administrative Agent,
                                       and
                            The Chase Manhattan Bank,
                             as Documentation Agent


                               NOTICE OF BORROWING


First Union National Bank
 of Florida, as Administrative Agent
One First Union Center, TW-10
301 South College Street
Charlotte, North Carolina  28288-0608
Attn:  Syndication Agency Services

Ladies and Gentlemen:

         This irrevocable Notice of Borrowing is delivered to you under Section 2.4(a) of the 364-Day Credit Agreement dated as of April ___, 1997 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among BREED Technologies, Inc. and certain of its Subsidiaries party thereto (collectively, the "Borrowers"), BREED Technologies, Inc., as Guarantor, the lenders party thereto (the "Lenders"), First Union National Bank of Florida, as Administrative Agent, and The Chase Manhattan Bank, as Documentation Agent.

         1. The undersigned  Borrower(s) hereby request(s) that the Lenders make
a  Loan  denominated  in  [Dollars]  [Finnish  Marks]  [applicable   Alternative
Currency] in the aggregate principal amount of $________________ (the "Loan").

         2. The undersigned Borrower(s) hereby request(s) that the Loan be made on the following Business Day: _______________.
         3.       This Loan shall be a _______________ Loan.

         4. The undersigned Borrower(s) hereby request(s) that the [Revolving Credit] [Finnish Mark] Loan bear interest at the following interest rate, plus the Applicable Margin, as set forth below:

Termination
Date for
Principal Interest
Component of      Interest   Interest Period                  Period (if
Loan              Rate       (if applicable)                  applicable)

                           [Base Rate    [One, Two, or
                           or LIBOR             Three, Six or, if
                           Rate]        permitted by Lenders,
                                                Twelve Months]

         5. The principal amount of all Loans outstanding as of the date hereof (including the requested Loan) does not exceed the maximum amount permitted to be outstanding pursuant to the terms of the Credit Agreement.

         6. All of the conditions applicable to the Loan requested herein as set forth in the Credit Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such Loan.

         7. No Default or Event of Default exists, and none will exist upon making the Loan requested herein.

         8. All capitalized undefined terms used herein have the meanings assigned thereto in the Credit Agreement.


     Complete with a Permitted Currency and an amount in accordance with Section
     2.4 of the Credit Agreement. Complete with a Business Day in accordance with Section 2.4 of the Credit Agreement. Complete with either "Revolving Credit", "Finnish Mark" or "Swingline" in accordance with Section 2.3. Revolving Credit Loans denominated in Dollars may bear interest at the Base Rate or the LIBOR Rate; Revolving Credit Loans denominated in an Alternative Currency shall bear interest at the LIBOR Rate; and Swingline Loans shall bear interest at the Base Rate. In each case the Applicable Margin shall be set forth in accordance with Section 3.1.

[364-Day Credit Agreement]

         IN WITNESS WHEREOF, the undersigned have executed this Notice of Borrowing this ____ day of _______, ____.





                                            By:
                                               Name:
                                               Title:


[364-Day Credit Agreement]

                                    EXHIBIT C
                                       to
              364-Day Credit Agreement dated as of April ___, 1997
                                  by and among
                            BREED Technologies, Inc.,
                   certain of its Subsidiaries party thereto,
                            BREED Technologies, Inc.,
                                  as Guarantor,
                           the Lenders party thereto,
                      First Union National Bank of Florida,
                            as Administrative Agent,
                                       and
                            The Chase Manhattan Bank,
                             as Documentation Agent


                              NOTICE OF PREPAYMENT


First Union National Bank
 of Florida, as Administrative Agent
One First Union Center
301 South College Street, TW-10
Charlotte, North Carolina 28288-0608
Attention: Syndication Agency Services

Ladies and Gentlemen:

         This irrevocable Notice of Prepayment is delivered to you by __________________, a corporation organized under the laws of _________________
(the "Borrower"), under Section 2.5(d) of the 364-Day Credit Agreement dated as of April ___, 1997 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among BREED Technologies, Inc. and certain of its Subsidiaries, as Borrowers, BREED Technologies, Inc., as Guarantor, the Lenders party thereto, First Union National Bank of Florida, as Administrative Agent, and The Chase Manhattan Bank, as Documentation Agent.

         1. The undersigned Borrower(s) hereby provides notice to the Administrative Agent that the undersigned Borrower(s) shall repay the following Base Rate Loans and/or LIBOR Rate Loans and/or
Swingline Loans: ____________________.

         2. The undersigned Borrower(s) shall repay the above referenced Loans on the following Business Day: _______________.

         3. All capitalized undefined terms used herein have the meanings assigned thereto in the Credit Agreement.


         IN WITNESS WHEREOF, the undersigned has executed this Notice of Prepayment this ____ day of _______, 19__.


                        ---------------------------------

[CORPORATE SEAL]

                        By:______________________________
                         Name:_________________________
                         Title:________________________



         Complete with an amount in accordance with Section 2.5(d) of the Credit Agreement. If the Loan to be repaid is a LIBOR Rate Loan, specify whether such Loan (i) is a Revolving Credit Loan or a Finnish Mark Loan and (ii) is denominated in Dollars or an Alternative Currency (including, without limitation, Finnish Marks).

         Complete with a Business Day in accordance with Section 2.5(d) of the Credit Agreement.


[364-Day Credit Agreement]

                                    EXHIBIT D
                                       to
              364-Day Credit Agreement dated as of April ___, 1997
                                  by and among
                            BREED Technologies, Inc.,
                   certain of its Subsidiaries party thereto,
                            BREED Technologies, Inc.,
                                  as Guarantor,
                           the Lenders party thereto,
                      First Union National Bank of Florida,
                            as Administrative Agent,
                                       and
                            The Chase Manhattan Bank,
                             as Documentation Agent

                        NOTICE OF CONVERSION/CONTINUATION


First Union National Bank
 of Florida, as Administrative Agent
One First Union Center, TW-10
301 South College Street
Charlotte, North Carolina  28288-0608
Attn:  Syndication Agency Services

Ladies and Gentlemen:

         This irrevocable Notice of Conversion/Continuation (the "Notice") is delivered to you under Section 3.2 of the 364-Day Credit Agreement dated as of April __, 1997 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among BREED Technologies, Inc. and certain Subsidiaries, as Borrowers, BREED Technologies, Inc., as Guarantor, the lenders party thereto (the "Lenders"), First Union National Bank of Florida, as Administrative Agent, and The Chase Manhattan Bank, as Documentation Agent.

         1. This Notice of Conversion/Continuation is submitted for the purpose of: (Complete applicable information.)

         (a)      [Converting] [continuing] a               Loan [into]
                  [as] a               Loan.

         (b) Such Loan is denominated in [Insert Permitted Currency] and the Dollar Amount of the aggregate outstanding principal balance of such Loan is $__________.

         (c)      The last day of the current Interest Period for such Loan
                  is               .

         (d) The principal amount of such Loan to be [converted] [continued] is $_______________.
         (e) The requested effective date of the [conversion] [continuation] of such Loan is _______________.

         (f) The requested Interest Period applicable to the [converted] [continued] Loan is _______________.

         2. The principal amount of all Loans outstanding as of the date hereof does not exceed the maximum amount permitted to be outstanding pursuant to the terms of the Credit Agreement.

         3. All of the conditions applicable to the Loan requested herein as set forth in the Credit Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such Loan.

         4. No Default or Event of Default exists, and none will exist upon the conversion or continuation of the Loan requested herein.

         5. All capitalized undefined terms used herein have the meanings assigned thereto in the Credit Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Notice of Conversion/Continuation this ____ day of __________, 19__.





                                            By:
                                                     Name:
                                                     Title:




[364-Day Credit Agreement]

                                    EXHIBIT E
                                       to
              364-Day Credit Agreement dated as of April ___, 1997
                                  by and among
                            BREED Technologies, Inc.,
                   certain of its Subsidiaries party thereto,
                            BREED Technologies, Inc.,
                                  as Guarantor,
                           the Lenders party thereto,
                      First Union National Bank of Florida,
                            as Administrative Agent,
                                       and
                            The Chase Manhattan Bank,
                             as Documentation Agent


                        OFFICER'S COMPLIANCE CERTIFICATE


         The undersigned, on behalf of BREED Technologies, Inc., a corporation organized under the laws of Delaware ("Breed"), on behalf of the Borrowers described below, hereby certifies to First Union National Bank of Florida, as Administrative Agent (the "Administrative Agent"), as follows:

         1. This Certificate is delivered to you pursuant to Section 6.2 of the 364-Day Credit Agreement dated as of April __, 1997 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among BREED and certain Subsidiaries thereof, as Borrowers, BREED, as Guarantor, the lenders party thereto (the "Lenders"), the Administrative Agent and The Chase Manhattan Bank, as Documentation Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

         2. I have reviewed the financial statements of Breed and its Subsidiaries dated as of _______________ and for the _______________ period[s] then ended and such statements fairly present the financial condition of BREED and its Subsidiaries as of the dates indicated and the results of their operations and cash flows for the period[s] indicated.

         3. I have reviewed the terms of the Credit Agreement, the Notes and the related Loan Documents and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and the condition of BREED and its Subsidiaries during the accounting period covered by the financial statements referred to in Paragraph 2 above. Such review has not disclosed the existence during or at the end of such accounting period of any condition or event that constitutes a Default or an Event of Default, nor do I have any knowledge of the existence of any such condition or event as at the date of this Certificate [except, [if such condition or event existed or exists, describe the nature and period of existence thereof and what action the Borrowers have taken, are taking and propose to take with respect thereto]].

         4. The Applicable Margin and calculations determining such figure are set forth on the attached Schedule 1.

         5. BREED and its Subsidiaries are in compliance with the covenants contained in Article VIII of the Credit Agreement as shown on such Schedule 1 and BREED and its Subsidiaries are in compliance with the other covenants and restrictions contained in Articles VII and IX of the Credit Agreement.

         6. The calculations of the total assets of each Subsidiary of BREED for the purpose of determining which Subsidiaries are Material Subsidiaries are set forth on the attached Schedule 1.


         WITNESS the following signatures as of the _____ day of ---------, ----.


                                                     BREED TECHNOLOGIES, INC.


                                                     By:
                                                        Name:
                                                        Title:



[364-Day Credit Agreement]

                                                    Schedule 1
                                                        to
                                         Officer's Compliance Certificate

I.       Applicable Margin.

         [To Be Completed Pursuant to the Credit Agreement]













[364-Day Credit Agreement]

                                   Schedule 1
                                       to
                        Officer's Compliance Certificate

II.      Compliance with the Financial Covenants.


A.       Leverage Ratio.

         [To Be Completed Pursuant to the Credit Agreement]


B.       Minimum Net Worth.

         [To Be Completed Pursuant to the Credit Agreement]


C.       Interest Coverage Ratio.

         [To Be Completed Pursuant to the Credit Agreement]



[364-Day Credit Agreement]

                                   Schedule 1
                                       to
                        Officer's Compliance Certificate

III.     Total Assets of each Subsidiary.


A.       Material Subsidiaries.

Percentage of
                  Subsidiary                Total Assets            Total Assets

         1.

         2.

         3.


         Note: Breed and the Subsidiaries of Breed which comprise "Material Subsidiaries" (as defined in the Credit Agreement) shall at all times have total assets equal to or greater than ninety percent (90%) of the Consolidated total assets of Breed and its Subsidiaries.


B.       Non-Material Subsidiaries.

Percentage of
                  Subsidiary                Total Assets           Total Assets
        1.

         2.

         3.




[364-Day Credit Agreement]

                                    EXHIBIT F
                                       to
              364-Day Credit Agreement dated as of April ___, 1997
                                  by and among
                            BREED Technologies, Inc.,
                   certain of its Subsidiaries party thereto,
                            BREED Technologies, Inc.,
                                  as Guarantor,
                           the Lenders party thereto,
                      First Union National Bank of Florida,
                            as Administrative Agent,
                                       and
                            The Chase Manhattan Bank,
                             as Documentation Agent


                            ASSIGNMENT AND ACCEPTANCE

                                                                 Dated _________

         Reference is made to the 364-Day Credit Agreement dated as of April __, 1997 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among BREED Technologies, Inc. and certain Subsidiaries thereof, as Borrowers, BREED Technologies, Inc., as Guarantor, the lenders party thereto (the "Lenders"), First Union National Bank of Florida, as Administrative Agent (the "Administrative Agent") and The Chase Manhattan Bank, as Documentation Agent. Capitalized terms which are defined in the Credit Agreement and which are used herein without definition shall have the same meanings herein as in the Credit Agreement.

         _____________________________________ (the "Assignor") and
____________________________ (the "Assignee") agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, as of the Effective Date (as defined below), a ____% interest (the "Assigned Interest") in and to all of the Assignor's interests, rights and obligations under the Credit Agreement and the other Loan Documents and all Collateral and the Assignor thereby retains ____% of its interest therein (the "Retained Interest"). This Assignment and Acceptance is entered pursuant to, and authorized by, Section
13.10 of the Credit Agreement.

         2. The Assignor (a) represents that, as of the date hereof, (i) its Commitment Percentage (without giving effect to assignments thereof which have not yet become effective) under the Credit Agreement, (ii) the outstanding balance of its Revolving Credit Loans (unreduced by any assignments thereof which have not yet become effective) under the Credit Agreement [, (iii) the outstanding balance of its Finnish Mark Loans (unreduced by any assignments thereof which have not yet become effective) under the Credit Agreement and (iv) the outstanding balance of its Swingline Loans (unreduced by any assignments thereof which have not yet become effective)] are each set forth in Section 2 of
Schedule I hereto; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, other than that the Assignor is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the performance or observance by the Borrowers of any of their obligations under the Credit Agreement or any other Loan Document; and (d) attaches the Revolving Credit Note [, the Finnish Mark Note and the Swingline Note, as applicable] delivered to it under the Credit Agreement and requests that the Borrowers exchange such [Note] [Notes] for new Notes payable to each of the Assignor and the Assignee as follows:

         Revolving Credit Note
         Payable to the Order of:                    Principal Amount of Note:

                                                     $_________


                                                     $_________


         Finnish Mark Note
         Payable to the Order of:                    Principal Amount of Note:

                                                     $_________


                                                     $_________


         Swingline Note
         Payable to the Order of:                    Principal Amount of Note:

                                                     $_________

         3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor or any other Lender or the Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) confirms that it is an Eligible Assignee; (e) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the agent by the terms thereof, together with such powers as are reasonably incidental thereto; (f) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender; and (g) agrees that it will keep confidential all non-public information with respect to the Borrowers obtained pursuant to the Loan Documents in accordance with Section 13.10(g) of the Credit Agreement.

         4. The effective date for this Assignment and Acceptance shall be as set forth in Section 1 of Schedule I hereto (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for consent thereby and by the Borrowers and acceptance and recording in the Register.

         5. Upon such consents, acceptance and recording, from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and the other Loan Documents to which Lenders are parties and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender under each such agreement, and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents.

         6. Upon such consents, acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

         7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE DEEMED TO BE A CONTRACT UNDER SEAL AND SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE Of NORTH CAROLINA, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.


[364-Day Credit Agreement]

                                                     ASSIGNOR:


                                                     Commitment Percentage ____%

                                                     By:
                                                        Name:
                                                        Title:


                                                     ASSIGNEE:


                                    Commitment Percentage ____%

                                                     By:
                                                        Name:
                                                        Title:




[364-Day Credit Agreement]

Acknowledged and Consented to by:

BREED TECHNOLOGIES, INC., on behalf of
  itself and the other Borrowers


By:____________________________________
   Name:  _____________________________
   Title: _____________________________



Consented to and Accepted by:

FIRST UNION NATIONAL BANK OF FLORIDA,
  as Administrative Agent


By:____________________________________
   Name:______________________________
   Title:______________________________



[364-Day Credit Agreement]

                                                    Schedule I
                                                        to
                                             Assignment and Acceptance

1. Effective Date ,

2.       Assignor's Interest
         Prior to Assignment

         (a)      Commitment Percentage
                  of Assignor

         (b)      Outstanding balance
                  of Assignor's Revolving
                  Credit Loans

         [(c)     Outstanding balance of
                  Assignor's Finnish Mark Loans

         (d)      Outstanding balance of
                  Assignor's Swingline
                  Loans
3.       Assigned Interest
         (from Section 1)

4.       Assignee's Extensions of Credit
         After Effective Date

         (a)      Outstanding balance of
                  Assignee's Revolving
                  Credit Loans
                  (line 2(b) times line 3)
                             -----

         [(b)     Outstanding balance of
                  Assignee's Finnish Mark Loans
                  (line 2(b) times 3)
                             -----

         (c)      Outstanding balance of
                  Assignee's Swingline Loans
                  (line 2(d))

5.       Retained Interest of Assignor after
         Effective Date

         (a)      Retained Interest (from
                  Section 1)

         (b)      Outstanding balance of
                  Assignor's Revolving Credit
                  Loans (line 2(b) times
                  line 5(a))

         [(c)     Outstanding balance of
                  Assignor's Finnish Mark Loans
                  (line 2(c) times line 5(a))
         (d)      Outstanding balance of
                  Assignor's Swingline Loans
                  (line 2(d) times line 5(a))

6.       Payment Amount

7.       Payment Instructions

         (a)      If payable to Assignor,
                  to the account of Assignor to:




                  Routing No.:
                  Account No.:
                  Attn:
                  Reference:

         (b)      If payable to Assignee,
                  to the account    of Assignee to:




                  Routing No.:
                  Account No.:
                  Attn:
                  Reference:



[364-Day Credit Agreement]

                                    EXHIBIT G
                                       to
              364-Day Credit Agreement dated as of April ___, 1997
                                  by and among
                            BREED Technologies, Inc.,
                   certain of its Subsidiaries party thereto,
                            BREED Technologies, Inc.,
                                  as Guarantor,
                           the Lenders party thereto,
                      First Union National Bank of Florida,
                            as Administrative Agent,
                                       and
                            The Chase Manhattan Bank,
                             as Documentation Agent


                          NOTICE OF ACCOUNT DESIGNATION


                                                                 Dated _________


First Union National Bank
 of Florida, as Administrative Agent
One First Union Center, TW-10
301 South College Street
Charlotte, North Carolina  28288-0608
Attn:  Syndication Agency Services

Ladies and Gentlemen:

         This Notice of Account Designation is delivered to you by BREED Technologies, Inc., a corporation organized under the laws of Delaware ("BREED"), on behalf of the Borrowers described below, under Section 4.2(f)(i) of the 364-Day Credit Agreement dated as of April __, 1997 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement") by and among BREED and certain Subsidiaries thereof, as Borrowers, BREED, as Guarantor, the Lenders party thereto, First Union National Bank of Florida, as Administrative Agent (the "Administrative Agent"), and The Chase Manhattan Bank, as Documentation Agent.

         The Administrative Agent is hereby authorized to disburse all Loan proceeds into the following account(s):

                                               [Insert name of bank/
                                                ABA Routing Number/
                                                and Account Number]



[364-Day Credit Agreement]

         IN WITNESS WHEREOF, the undersigned has executed this Notice of Account Designation this _____ day of _______, 19__.


[CORPORATE SEAL]                            BREED TECHNOLOGIES, INC.


                                                     By:
                                                              Name:
                                                              Title:


[364-Day Credit Agreement]

                                    EXHIBIT H
                                       to
              364-Day Credit Agreement dated as of April ___, 1997
                                  by and among
                            BREED Technologies, Inc.,
                   certain of its Subsidiaries party thereto,
                            BREED Technologies, Inc.,
                                  as Guarantor,
                           the Lenders party thereto,
                      First Union National Bank of Florida,
                            as Administrative Agent,
                                       and
                            The Chase Manhattan Bank,
                             as Documentation Agent


                            FORM OF PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT (the "Pledge Agreement"), dated as of April __, 1997, is made by __________________________, a corporation organized under the laws of ____________ (the "Pled gor"), in favor of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association, as Administrative Agent (the "Administrative Agent"), for the ratable benefit of itself and the financial institutions (the "Lenders") that are, or may from time to time become, parties to the Credit Agreements (as hereinafter defined).

                              STATEMENT OF PURPOSE

         Pursuant to the terms of the Five-Year Credit Agreement of even date by and among BREED Technologies, Inc. ("BREED") and certain of its subsidiaries, as Borrowers, BREED, as Guarantor, the Lenders party thereto, the Administrative Agent and The Chase Manhattan Bank, as Documentation Agent (as amended, restated, supplemented or otherwise modified from time to time, the "Five- Year Credit Agreement") and the 364-Day Credit Agreement of even date by and among BREED and certain of its subsidiaries, as Borrow ers, BREED, as Guarantor, the Lenders party thereto, the Administrative Agent and The Chase Manhattan Bank, as Documentation Agent (as amended, restated, supplemented or otherwise modified from time to time, the "364-Day Credit Agreement" and, together with the Five-Year Credit Agreement, the "Credit Agreements"), the Lenders extended certain credit facilities to the Borrowers as more particularly described therein.

         The Pledgor is the legal and beneficial owner of (a) the shares of Pledged Stock (as hereinafter defined) issued by certain corporations as specified on Schedule I attached hereto and incor porated herein by reference (collectively, the "Issuers") and (b) the Partnership Interests (as hereinafter defined) in the partner

     [364-Day Credit Agreement]
ships and limited liability companies listed on Schedule I hereto (collectively, the "Partnerships").

         In connection with the transactions contemplated by the Credit Agreements and as a condition precedent thereto, the Lenders have requested, and the Pledgor has agreed to execute and deliver, this Pledge Agreement with the Pledged Stock to the Administrative Agent, for the ratable benefit of itself and the Lenders.

         NOW, THEREFORE, in consideration of the foregoing premises and to induce the Administrative Agent and the Lenders to enter into and make available Loans pursuant to the Credit Agreements, the Pledgor hereby agrees with the Administrative Agent, for the ratable benefit of itself and the Lenders.

         1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreements and used herein are so used as so defined, and the following terms shall have the following meanings:

                  "Code" means the Uniform Commercial Code from time to time in effect in the State of North Carolina.

                  "Collateral" means the Stock Collateral and the Partnership Collateral.

                  "Obligations" means the collective reference to the Pledgor's obligations under each Credit Agreement and each Loan Document to which such Pledgor is a party.

                  "Partnership Collateral" means all of the Partner ship Interests of the Pledgor in the Partnerships and all Proceeds therefrom.

                  "Partnership   Interests"  means  the  entire  partnership  or
         membership  interest  of the  Pledgor  in each  Partnership  listed  on
         Schedule I hereto, including, without limita tion, the Pledgor's capital account, its or his interest as a partner or member in the net cash flow, net profit and net loss, and items of income, gain, loss, deduction and credit of the Partnerships, its interest in all distributions made or to be made by the Partnerships to the Pledgor and all of the other economic rights, titles and interests of the Pledgor as a partner or member of the Partnerships, whether set forth in the partnership agreement or membership agreement of the Partnerships, by separate agreement or otherwise.

                  "Pledge Agreement" means this Pledge Agreement, as amended, restated, supplemented or otherwise modified from time to time.

                  "Pledged  Stock"  means the  shares of  capital  stock of each
         Issuer listed on Schedule I hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by such Issuer to the Pledgor while this Pledge Agreement is in effect.

                  "Proceeds"  means all  "proceeds"  as such term is  defined in
         Section 9-306(1) of the Code on the date hereof and, in any event, shall include, without limi tation, all dividends or other income from the Pledged Stock and Partnership Interests, collections thereon, proceeds of sale thereof or distributions with respect thereto.

                  "Stock Collateral" means the Pledged Stock and all Proceeds therefrom.

         2. Pledge and Grant of Security Interest. The Pledgor hereby delivers to the Administrative Agent, for the ratable benefit of itself and the Lenders, all the Pledged Stock and hereby grants to the Administrative Agent, for the ratable benefit of itself and the Lenders, a first priority security interest in the Pledged Stock and all other Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

         3.       Stock Powers; Register of Pledge.

         (a) Concurrently with the delivery to the Administrative Agent of each certificate representing one or more shares of Pledged Stock, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor with, if the Administrative Agent so requests, signature guaran teed.

         (b) Concurrently with the execution of this Pledge Agreement, the Pledgor will send to each Partnership written instructions substantially in the form of Exhibit A hereto and shall cause each Partnership to, and each Partnership shall, deliver to the Administrative Agent the Transaction Statement in the form of Exhibit B hereto, confirming that each Partnership has registered the pledge effected by this Pledge Agreement on its books.

         4. Pledgor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Pledgor shall remain liable to perform all of its duties and obligations as a partner of the Partnerships to the same extent as if this Pledge Agreement had not been executed,
(b) the exercise by the Administrative Agent or any Lender of any of its rights hereunder shall not release the Pledgor from any of its duties or obligations as a partner of the Partnerships, and (c) neither the Administrative Agent nor any Lender shall have any obligation or liability as a partner of the Partnerships by reason of this Pledge Agreement.

         5.       Representations and Warranties.   To induce the
Administrative Agent and the Lenders to execute the Credit
Agreements and make any Loans and to accept the security contemplated hereby, the Pledgor hereby represents and warrants that:

                  (a) the Pledgor has the corporate power, authority and legal right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Pledge Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Pledge Agreement;

                  (b) this Pledge Agreement constitutes a legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

                  (c) the execution, delivery and performance of this Pledge Agreement will not violate any provision of any Applicable Law or contractual obligation of the Pledgor and will not result in the creation or imposition of any Lien on any of the properties or the revenues of the Pledgor pursuant to any Applicable Law or contractual obligation, except as contemplated hereby and by the Credit Agreements;

                  (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Pledgor or any Issuer or any general or limited partner of any Partnership), is required in connection with the execution, delivery, performance, validity or enforceability against the Pledgor of this Pledge Agreement, except (i) as may be required in connection with the disposition of the Pledged Stock and the Partnership Interests by laws affecting the offering and sale of securities generally, and (ii) filings under the Uniform Commercial Code;

                  (e) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Pledgor, threatened by or against the Pledgor or against any of its properties or revenues with respect to this Pledge Agreement or any of the transactions contemplated hereby;
                  (f) the shares of Pledged Stock listed on Schedule I constitute all of the issued and outstanding shares of all classes of the capital stock of each Issuer that is a Domestic Subsidiary and constitute _____% of all of the issued and outstanding shares of all classes of capital stock of each Issuer that is a Foreign Subsidiary, and Schedule I accurately reflects such Pledgor's Partnership Interest in each of the Partnerships and the Partnership Interests pledged by the Pledgor constitute all of the outstanding ownership interests in which the Pledgor has any right, title or interest in each Partnership which is a Domestic Subsidiary and constitutes _____% of the outstanding ownership interests in which the Pledgor has any right, title and interest in each Partnership which is a Foreign Subsidiary;

                  (g) all the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable and all of the Partnership Interests have been duly and validly issued;

                  (h) the Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock and Partnership Interests listed on Schedule I, free of any and all Liens or options in favor of, or claims of, any other Per son, except the Credit Agreements and the Lien created by this Pledge Agreement;

                  (i) upon delivery to the Administrative Agent of the stock certificates evidencing the Pledged Stock, the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority Lien on the Collateral, enforceable as such against all creditors of the Pledgor and any Persons purporting to purchase any of the Collateral from the Pledgor; and

                  (j) the Pledgor has delivered to the Administrative Agent true and complete copies of the partnership agreements for each of the Partnerships which partnership agreements are currently in full force and effect and have not been amended or modified except as disclosed to the Administrative Agent in writing.

         6. Certain Covenants. The Pledgor covenants and agrees with the Administrative Agent, for the ratable benefit of itself and the Lenders, that, from and after the date of this Pledge Agreement until the Obligations are paid in full and the Commitments are terminated:

                  (a) On or before the date of execution of this Pledge Agreement, the Pledgor shall cause each of the partners of each of the Partnerships to execute a consent in the form attached hereto evidencing the consent of the partners to the pledge of the Partnership Interests pursuant to this Pledge Agreement.

                  (b) The Pledgor  agrees that as a partner in the Partner ships it will abide by, perform and discharge each and every obligation, covenant and agreement to be abided by, performed or discharged by Pledgor under the terms of the partnership agreements of the Partnerships, at no cost or expense to the Administrative Agent and the Lenders.

                  (c) If the Pledgor shall, as a result of its ownership of the Collateral, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Collateral, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Administrative Agent, hold the same in trust for the Administrative Agent and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by the Pledgor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations; provided, that at no time shall the Pledged Stock or Partnership Interests of any Issuer or Partnership that is a Foreign Subsidiary exceed 66.00% of the Pledged Stock or Partnership Interests of such Subsidiary. In addition, any sums paid upon or in respect of the Collateral upon the liquidation or disso lution of any Issuer or Partnership shall be held by the Administrative Agent as additional collateral security for the Obligations.

                  (d) Without the prior written consent of the Administrative Agent, the Pledgor will not (i) vote to enable, or take any other action to permit, any Issuer or Partnership to issue any stock, partnership interests, limited liability company interests or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock, partnership interests, limited liability company interests or other equity securities of any nature of such Issuer or Partnership,
         (ii) except as expressly provided to the contrary herein, consent to any modification, extension or alteration of the terms of any partnership agreement of the Partnerships, (iii) accept a surrender of any partnership agreement of any of the Partner ships or waive any breach of or default under any partnership agreement of any of the Partnerships by any other party there to, (iv) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (v) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement. The Pledgor will defend the right, title and interest of the Administrative Agent in and to the Collateral against the claims and demands of all Persons whomsoever.

                  (e) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Administrative Agent, duly endorsed in a manner satisfac tory to the Administrative Agent, to be held as Collateral pursuant to this Pledge Agreement.

                  (f) The Pledgor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

                  (g)  On or  prior  to  the  formation  or  acquisition  of any
         Subsidiary of the Pledgor, the Pledgor agrees to execute such amendments and supplements to this Pledge Agreement, including, without limitation, the Pledge Agreement Supplement attached hereto, and such other documents and instruments as required pursuant to Section 7.12 of each Credit Agreement.

         7. Cash Dividends and Distributions; Voting Rights. Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the Pledgor of the Administrative Agent's intent to exercise its rights pursuant to Paragraph 8 below, the Pledgor shall be permitted to receive all cash dividends and shareholder and partnership distributions paid in accordance with the terms of each Credit Agreement in respect of the Collateral and to exercise all voting and corporate or partnership rights, as applicable, with respect to the Collateral; provided, that no vote shall be cast or corporate or partnership right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would impair the collateral or which would be inconsistent with or result in any violation of any provision of either Credit Agreement, the Notes, any other Loan Documents or this Pledge Agreement.

         8.       Rights of the Administrative Agent.

         (a) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the Pledgor, (i) the Administrative Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and partnership distributions in respect of the Partnership Interests and make application thereof to the Obligations in the order set forth in Section 3.5 of each Credit Agreement and (ii) all shares of the Pledged Stock and the Partnership Interests shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (A) all voting, corporate, partnership and other rights pertaining to such shares of the Pledged Stock or Partnership Interests at any meeting of sharehold ers or partners of the applicable Issuer or Partnership or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock or Partnership Interests as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock or Partnership Interests upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the applicable Issuer or Partnership, or upon the exercise by the Pledgor or the Administrative Agent of any right, privilege or option pertaining to such shares of the Pledged Stock or the Partnership Interests, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock or the Partnership Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

         (b) The rights of the Administrative Agent and the Lenders hereunder shall not be conditioned or contingent upon the pursuit by the Administrative Agent or any Lender of any right or remedy against the Pledgor or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee thereof or right of offset with respect thereto. Neither the Administrative Agent nor any Lender shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Administrative Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

         9. Remedies. If an Event of Default shall occur and be continuing, with the consent of the Required Lenders, the Administrative Agent may, and upon the request of the Required Lenders, the Administrative Agent shall, exercise on behalf of itself and the Lenders, all rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, and in addition thereto, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing with regard to the scope of the Administrative Agent's remedies, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, any Issuer, any Partnership or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Administrative Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeep ing of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel thereto, to the payment in whole or in part of the Obligations, in the order set forth in Section 3.5 of each Credit Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the
Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. The Pledgor further waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the Code.

         10.      Registration Rights; Private Sales.

         (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Paragraph 9 hereof, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Pledgor will cause the applicable Issuer to (i) execute and deliver, and cause the directors and officers of the applicable Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Administrative Agent, necessary or advis able to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) to make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor agrees to cause the applicable Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

         (b) The Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be com pelled to resort to one or more private sales thereof to a re stricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstanc es, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the applicable Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the applicable Issuer would agree to do so.

         (c) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this Paragraph 10 valid and binding and in compliance with any and all other Applicable Laws. The Pledgor further agrees that a breach of any of the covenants contained in this Paragraph 10 will cause irreparable injury to the Administrative Agent and the Lenders not compensable in damages, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Paragraph 10 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under either Credit Agreement.

          11. Amendments, etc. With Respect to the Obligations. The Pledgor shall remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby, notwithstanding that, without any reservation of rights against the Pledgor, and without notice to or further assent by the Pledgor, any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender, and any of the Obligations continued, and the Obligations, or the liability of the Pledgor or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Administrative Agent or any Lender, and either Credit Agreement, the Notes, any other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, as the Lenders (or the Required Lenders, as the case may be) may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Obligations or any property subject thereto. The Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon this Pledge Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Pledge Agreement; and all dealings between the Pledgor, on the one hand, and the Administrative Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Pledge Agreement. The Pledgor waives dili gence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Pledgor with respect to the Obligations.

         12. No Subrogation. Notwithstanding any payment or payments made by the Pledgor hereunder, or any setoff or application of funds of the Pledgor by the Administrative Agent, or the receipt of any amounts by the Administrative Agent with respect to any of the Collateral, the Pledgor shall not be entitled to be subrogated to any of the rights of the Administrative Agent against any Borrower or the Guarantor or against any other collateral security held by the Administrative Agent for the payment of the Obligations, nor shall the Pledgor seek any reimbursement from any Borrower or the Guarantor in respect of payments made by the Pledgor in connection with the Collateral, or amounts realized by the Administrative Agent in connection with the Collateral, until all amounts owing to the Administrative Agent and Lenders on account of the Obligations are paid in full and each Credit Agreement is terminated. If any amount shall be paid to the Pledgor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Pledgor in trust for the Administrative Agent, segregated from other funds of the Pledgor, and shall, forthwith upon receipt by the Pledgor, be turned over to the Administrative Agent in the exact form received by the Pledgor (duly indorsed by the Administrative Agent, if required) to be applied against the Obligations, whether matured or unmatured, in such order as set forth in each Credit Agreement.

         13. Limitation on Duties Regarding Collateral. The Administrative Agent's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its posses sion, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar securities and property for its own account. Neither the Administrative Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

         14. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral constitute irrevocable powers coupled with an interest.

         15. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         16. Paragraph Headings. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         17. No Waiver; Cumulative Remedies. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Paragraph 18 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         18. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Pledge Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Administrative Agent;
provided that any consent by the Administrative Agent to any waiver, amendment, supplement or modification hereto shall be subject to approval thereof by the Lenders or Required Lenders, as applicable, in accordance with Section 13.11 of each Credit Agreement. This Pledge Agreement shall be binding upon the succes sors and assigns of the Pledgor and shall inure to the benefit of the Administrative Agent, the Lenders and their respective succes sors and assigns. This Pledge Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of North Carolina.

         19. Notices. All notices and communications hereunder shall be given to the addresses and otherwise in accordance with Section
13.1 of each Credit Agreement.

         20.      Irrevocable Authorization and Instruction to Issuers.
The Pledgor hereby authorizes and instructs each Issuer and Partnership to comply with any instruction received by it from the Administrative Agent in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that such Issuer and Partnership shall be fully protected in so complying.

         21. Authority of Administrative Agent. The Pledgor acknowl edges that the rights and responsibilities of the Administrative Agent under this Pledge Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreements and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Pledgor, the Administrative Agent shall be conclusively presumed to be acting as agent for itself and the Lenders with full and valid authority so to act or refrain from acting, and neither the Pledgor nor any Issuer or Partnership shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

         22. Consent to Jurisdiction. The Pledgor hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina, in any action, claim or other proceeding arising out of or any dispute in connection with this Pledge Agreement, any rights or obligations hereunder, or the performance of such rights and obligations. The Pledgor hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Administrative Agent or any Lender in connection with this Pledge Agreement, any rights or obligations hereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner provided in
Section 13.1 of each Credit Agreement. Nothing in this Paragraph 22 shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against the Pledgor or its properties in the courts of any other jurisdictions.

         23.      Binding Arbitration; Waiver of Jury Trial.

         (a) Binding Arbitration. Upon demand of any party, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Pledge Agreement or any other Loan Documents ("Disputes"), between or among parties to this Pledge Agreement or any other Loan Document shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims concerning any aspect of the past, present or future relationships arising out or connected with the Loan Documents. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration
Association and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any
Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted.

         (b) Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE ADMINISTRATIVE AGENT, EACH LENDER AND THE PLEDGOR HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS PLEDGE AGREEMENT OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

         (c) Preservation of Certain Remedies. Notwithstanding the preceding binding arbitration provisions, the parties hereto and the Loan Documents preserve, without diminution, certain remedies that such Persons may employ or exercise freely, either alone, in conjunction with or during a Dispute. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Loan Documents or under applicable law or by judicial foreclosure and sale, (ii) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property, (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding, and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

         24. Entire Agreement; Term of Agreement. This Agreement, together with the other Loan Documents, constitutes the entire agreement with respect to the subject matter hereof and supersedes all prior agreements with respect to the subject matter hereof.
This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations shall have been indefeasibly and irrevocably paid and satisfied in full and the Commitments terminated.


[364-Day Credit Agreement]

         IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

[CORPORATE SEAL]


                                                     By:
                                                        Name:
                                                        Title:




[364-Day Credit Agreement]

                                           ACKNOWLEDGEMENT AND CONSENT

         Each Issuer of Pledged Stock referred to in the foregoing Pledge Agreement hereby acknowledges receipt of a copy thereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. Each Issuer agrees to notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Paragraph 6(c) of the Pledge Agreement. Each Issuer further agrees that the terms of Paragraph 10 of the Pledge Agreement shall apply to it with respect to all actions that may be required of it under or pursuant to or arising out of Paragraph 10 of the Pledge Agreement.


                                                     By:
                                                        Name:
                                                        Title:



                                                     By:
                                                        Name:
                                                        Title:




[364-Day Credit Agreement]

                 ACKNOWLEDGEMENT AND CONSENT BY EACH PARTNERSHIP

         The undersigned partners of the Partnership referred to in the foregoing Pledge Agreement (a) hereby acknowledge receipt of a copy thereof, (b) hereby acknowledge and consent to the pledge of the Pledgor's interest in the Partnership pursuant thereto and upon exercise by the Administrative Agent of its remedies thereunder and at the option of the Administrative Agent, the substitution of the Administrative Agent as a partner in the Partnership, and
(c) agree that the Administrative Agent may freely assign its interest thereunder without further consent of the partners.


__________ Partner of                       __________ Partner of




[364-Day Credit Agreement]

                                   SCHEDULE I
                                    To Pledge
                                    Agreement

                          DESCRIPTION OF PLEDGED STOCK

                                  Subsidiaries



                                                                   Percentage of
                                                                 all Outstanding
                                                                          issued
Issuer   Class of Stock       Certificate No.      No. of Shares   Capital Stock






                       DESCRIPTION OF PARTNERSHIP INTEREST

                                  Partnerships



[364-Day Credit Agreement]

                           PLEDGE AGREEMENT SUPPLEMENT

     PLEDGE AGREEMENT SUPPLEMENT, dated as of _______________, _____ (the "Supplement"), made by ______________________________, a corpora tion organized under the laws of ______________________ (the "Pledgor"), in favor of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association, as Administrative Agent (in such capacity, the "Administrative Agent"), under the Credit Agreements (as defined in the Pledge Agreement referred to below), for the benefit of itself and the Lenders.

         1. Reference is hereby made to that Pledge Agreement, dated as of April __, 1997, made by the Pledgor in favor of the Administrative Agent (as amended, restated, supplemented or otherwise modified as of the date hereof, the "Pledge Agreement"). This Supplement supplements the Pledge Agreement, forms a part thereof and is subject to the terms thereof. Terms defined in the Pledge Agreement are used herein as therein defined.

         [2. The Pledgor hereby confirms and reaffirms the security inter est in the Collateral granted to the Administrative Agent, for the ratable benefit of itself and the Lenders, under the Pledge Agreement, and, as additional collateral security for the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the Obligations and in order to induce the Lenders to make their Loans under the Credit Agreements, the Pledgor hereby delivers to the Administrative Agent, for the ratable benefit of itself and the Lenders, all of the issued and outstanding shares of capital stock of [INSERT NAME OF NEW SUBSIDIARY] (the "New Issuer") listed below, together with all stock certificates, options, or rights of any nature whatsoever which may be issued or granted by the New Issuer in respect of such stock which the Pledge Agreement, as supplemented hereby, is in force (the "Additional Pledged Stock"; as used in the Pledge Agreement as supplemented by this Supplement, "Pledged Stock" shall be deemed to include the Additional Pledged Stock) and hereby grants to the Administrative Agent, for the ratable benefit of itself and the Lenders, a first priority security interest in the Additional Pledged Stock and all Proceeds thereof.]

                                       or

         [2. The Pledgor hereby confirms and reaffirms the security interest in the Collateral granted to the Administrative Agent, for the ratable benefit of itself and the Lenders, under the Pledge Agreement, and, as additional collateral security for the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the Obligations and in order to induce the Lenders to make their Loans under the Credit Agreements, the Pledgor hereby grants to the Administrative Agent, for the ratable benefit of itself and the Lenders, a first priority security interest in the entire partnership interest of Pledgor (the "Additional Partnership Interest") in [INSERT
NAME OF NEW SUBSIDIARY] (the "New Partnership") listed below and all Proceeds thereof; as used in the Pledge Agreement as supplemented by this Supplement, "Partnership Interests" shall be deemed to include the Additional Partnership Interest.]

         3. The Pledgor hereby represents and warrants that the repre sentations and warranties contained in Paragraph 5 of the Pledge Agreement are true and correct on the date of this Supplement with references therein to the ["Pledged Stock" to include the Additional Pledged Stock] or ["Partnership Interests" to include the Additional Partnership Interest], with references therein to the ["Issuer" to include the New Issuer] or ["Partnership" to include the New Partnership], and with references to the "Pledge Agreement" to mean the Pledge Agreement as supplemented by this Supplement.

         4. The Pledgor shall deliver to the Administrative Agent the Acknowledgement and Consent attached hereto duly executed by the [New Issuer] or [New Partnership]. The Additional [Pledged Stock or Partner ship Interest] pledged hereby is as follows which [Pledged Stock or Partnership Interest] shall be deemed part of Schedule I thereto:

                          DESCRIPTION OF PLEDGED STOCK


                                                                   Percentage of
                                                                 all Outstanding
                                                                          issued
Issuer    Class of Stock  Certificate No.  No. of Shares           Capital Stock



                       DESCRIPTION OF PARTNERSHIP INTEREST

                        Partnership Partnership Interest

New Partnership


         5. The Pledgor hereby agrees to deliver to the Administrative Agent such certificates and other documents and take such other action as shall be reasonably requested by the Administrative Agent in order to effectuate the terms hereof and the Pledge Agreement.



[364-Day Credit Agreement]

     IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed under seal and delivered as of the date first above written.

[CORPORATE SEAL]


                                                              By:
                                                              Name:
                                                              Title:


[364-Day Credit Agreement]

                    ACKNOWLEDGEMENT AND CONSENT OF NEW ISSUER

     The undersigned hereby acknowledges receipt of a copy of the foregoing Supplement and the Pledge Agreement referred to therein (the "Pledge Agreement"). The undersigned agrees for the benefit of the Administrative Agent and the Lenders as follows:

         1. The undersigned will be bound by the terms of the Pledge Agree ment and will comply with such terms insofar as such terms are applicable to the undersigned.

         2. The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Paragraph
6(c) of the Pledge Agreement.

         3. The Issuer further agrees that the terms of Paragraph 10 of the Pledge Agreement shall apply to it with respect to all actions that may be required of it under or pursuant to or arising out of Paragraph 10 of the Pledge Agreement.

                                                     [NAME OF NEW ISSUER]

                                                     By:
                                                     Name:
                                                     Title:




[364-Day Credit Agreement]

                     ACKNOWLEDGEMENT AND CONSENT OF PARTNERS
                               OF NEW PARTNERSHIP

         The undersigned partners of _________________________ (the "New Partnership") (a) hereby acknowledge receipt of a copy of the foregoing Supplement and the Pledge Agreement referred to therein (the "Pledge Agreement"), (b) hereby acknowledge and consent to the pledge of the Pledgor's interest in the New Partnership pursuant thereto, and (c) agree that the Administrative Agent may freely assign its interest thereunder without further consent of the partners.


__________ Partner of                       __________ Partner of




[364-Day Credit Agreement]

                                                        EXHIBIT A
                                                            TO
                                                     PLEDGE AGREEMENT


                                                  Authorization Statement


                                                                  April __, 1997


To:      [Partnership]


                  You are hereby instructed to register the pledge of the following uncertificated security as follows:

         [Describe Partnership Interests]


Pledgor                                             Pledgee
[Pledgor name and address]                          First Union National Bank of
                                                    Florida, as Administrative
                                                    Agent
                                                    100 South Ashley Drive,
                                                    Suite 940
                                                    Tampa, Florida 33602
                                                    Attention: Gilbert Reese

                                                     Very truly yours,

                                                     [PLEDGOR]


                                                     By:
                                                        Name:
                                                        Title:

[364-Day Credit Agreement]

                                    EXHIBIT B
                                       TO
                                PLEDGE AGREEMENT


                              Transaction Statement


                                                                  April __, 1997


To:      [Pledgor name and address]

         and

         First Union National Bank of Florida,
           as Administrative Agent
         100 South Ashley Drive, Suite 940
         Tampa, Florida 33602
         Attention:  Gilbert Reese

         This statement is to advise you that a pledge of the following uncertificated securities has been registered in the name of First Union National Bank of Florida, as Administrative Agent:

         1. Uncertificated Security: All limited partnership and other ownership interests of [Pledgor] in [Partnership] (the "Pledged Interest").

         2.       Registered Owner:

                  [Pledgor]

                  Taxpayer Identification Number:  __________

         3.       Registered Pledgee:

                  First Union National Bank of Florida,
                    as Administrative Agent
                  100 South Ashley Drive, Suite 940
                  Tampa, Florida 33602
                  Attention:  Gilbert Reese

                  Taxpayer Identification Number:  __________


         4. There are no liens, restrictions or other encumbrances on the Pledged Interest, other than liens in favor of First Union National Bank of Florida, as Administrative Agent, and no adverse claims to which the Pledged Interest is or may be subject known to the undersigned.

         5.       The pledge was registered on April __, 1997.

         THIS STATEMENT IS MERELY A RECORD OF THE RIGHTS OF THE ADDRESSEES AS OF THE TIME OF ITS ISSUANCE. DELIVERY OF THIS STATEMENT, OF ITSELF, CONFERS NO RIGHTS ON THE RECIPIENT. THIS STATEMENT IS NEITHER A
NEGOTIABLE INSTRUMENT NOR A SECURITY.

                                            Very truly yours,

[SEAL]                              [PARTNERSHIP]


                                            General Partner

                                            By:
                                               Name:
                                               Title:



[364-Day Credit Agreement]

                                    EXHIBIT I
                                       to
              364-Day Credit Agreement dated as of April ___, 1997
                                  by and among
                            BREED Technologies, Inc.,
                   certain of its Subsidiaries party thereto,
                            BREED Technologies, Inc.,
                                  as Guarantor,
                           the Lenders party thereto,
                      First Union National Bank of Florida,
                            as Administrative Agent,
                                       and
                            The Chase Manhattan Bank,
                             as Documentation Agent


                      FORM OF SUBSIDIARY GUARANTY AGREEMENT


         THIS UNCONDITIONAL GUARANTY AGREEMENT (this "Guaranty"), dated as of April ___, 1997, made by each of the Subsidiary Guarantors listed on the signature pages hereto (the "Subsidiary Guarantors"), in favor of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association, as Administrative Agent (the "Administrative Agent"), for the ratable benefit of itself and the financial institutions (the "Lenders") that are, or may from time to time become, parties to the Credit Agreements (as hereinafter defined).

                              STATEMENT OF PURPOSE

         Pursuant to the terms of the Five-Year Credit Agreement of even date by and among BREED Technologies, Inc. ("BREED") and certain of its subsidiaries, as Borrowers, BREED, as Guarantor, the Lenders party thereto, the Administrative Agent and The Chase Manhattan Bank, as Documentation Agent (as amended, restated, supplemented or otherwise modified from time to time, the "Five-Year Credit Agreement") and the 364-Day Credit Agreement of even date by and among BREED and certain of its subsidiaries, as Borrowers, BREED, as Guarantor, the Lenders party thereto, the Administrative Agent and The Chase Manhattan Bank, as Documentation Agent (as amended, restated, supplemented or otherwise modified from time to time, the "364-Day Credit Agreement" and together with the Five-Year Credit Agreement, the "Credit Agreements"), the Lenders extended certain credit facilities to the Borrowers as more particularly described therein. The Borrowers and the Subsidiary Guarantors comprise one integrated financial enterprise, and all Loans to the Borrowers will inure, directly or indirectly, to the benefit of each of the Subsidiary Guarantors.

         In  connection  with  the  transactions   contemplated  by  the  Credit
Agreements, the Lenders have requested, and each of the Subsidiary Guarantors has agreed to execute and deliver, this Guaranty.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, and to induce the Lenders to continue to make available Loans pursuant to the Credit Agreements, it is agreed as follows:

         SECTION 1. Definitions. Capitalized terms used herein (including the preamble hereof) shall have the meanings assigned to them in the Credit Agreements, unless the context otherwise requires or unless otherwise defined herein. References in the Credit Agreements to a "Subsidiary Guaranty Agreement" or herein to this "Guaranty" shall include and mean this Guaranty, including all amendments and supplements hereto now or hereafter in effect.

          SECTION 2. Guaranty of Obligations of the Borrowers. Each Subsidiary Guarantor hereby, jointly and severally with each other Subsidiary Guarantor, unconditionally guarantees to the Administrative Agent for the ratable benefit of itself, the Lenders, and their respective successors, endorsees, transferees and assigns, the prompt payment and performance of the Dollar Amount of all Obligations of the Borrowers under each of the Credit Agreements (including, without limitation, all obligations of BREED as a Guarantor thereunder), whether primary or secondary (whether by way of endorsement or otherwise), whether now existing or hereafter arising, whether or not from time to time reduced or extinguished (except by payment thereof) or hereafter increased or incurred, whether or not recovery may be or hereafter become barred by the statute of limitations, whether enforceable or unenforceable as against any Borrower, whether or not discharged, stayed or otherwise affected by any bankruptcy, insolvency or other similar law or proceeding, whether created directly with the Administrative Agent or any Lender or acquired by the Administrative Agent or any Lender through assignment, endorsement or otherwise, whether matured or unmatured, whether joint or several, as and when the same become due and payable (whether at maturity or earlier, by reason of acceleration, mandatory repayment or otherwise), in accordance with the terms of any such instruments evidencing any such obligations, including all renewals, extensions or modifications thereof (all Obligations of the Borrowers to the Administrative Agent or any Lender, including all of the foregoing, being hereinafter collectively referred to as the "Guaranteed Obligations"); provided, that notwithstanding anything to the contrary contained herein, it is the intention of each Subsidiary Guarantor and the Lenders that, in any proceeding involving the bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution or insolvency or any similar proceeding with respect to any Subsidiary
     Guarantor or its assets, the amount of such Subsidiary Guarantor's obligations with respect to the Guaranteed Obligations shall be in, but not in excess of, the maximum amount thereof not subject to avoidance or recovery by operation of applicable law governing bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (including, without limitation, 11 U.S.C. ss.547, ss.548, ss.550 and other "avoidance" provisions of Title 11 of the United States
     Code), applicable in any such proceeding to such Subsidiary Guarantor and this Guaranty (collectively, "Applicable Insolvency Laws"). To that end, but only in the event and to the extent that such Subsidiary Guarantor's obligations with respect to the Guaranteed Obligations or any payment made pursuant to the Guaranteed Obligations would, but for the operation of the foregoing proviso, be subject to avoidance or recovery in any such proceeding under Applicable Insolvency Laws, the amount of such Subsidiary Guarantor's obligations with respect to the Guaranteed Obligations shall be limited to the largest amount which, after giving effect thereto, would not, under Applicable Insolvency Laws, render such Subsidiary Guarantor's obligations with respect to such Guaranteed Obligations unenforceable or avoidable or otherwise subject to recovery under Applicable Insolvency Laws. To the extent any payment actually made pursuant to the Guaranteed Obligations exceeds the limitation of the foregoing proviso and is otherwise subject to avoidance and recovery in any such proceeding under Applicable Insolvency Laws, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment exceeds such limitation and the Guaranteed Obligations as limited by the foregoing proviso shall in all events remain in full force and effect and be fully enforceable against such Subsidiary Guarantor. The foregoing proviso is intended solely to preserve the rights of the Administrative Agent hereunder against such Subsidiary Guarantor in such proceeding to the maximum extent permitted by Applicable Insolvency Laws and neither such Subsidiary Guarantor, any Borrower, any other Subsidiary Guarantor nor any other Person shall have any right or claim under such proviso that would not otherwise be available under Applicable Insolvency Laws in such proceeding.

         SECTION 3. Nature of Guaranty. Each Subsidiary Guarantor agrees that this Guaranty is a continuing, unconditional guaranty of payment and performance and not of collection, and that its obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of, and unaffected by:

                  (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, either Credit Agreement or any other Loan Document or any other agreement, document or instrument to which any Borrower or any Subsidiary thereof is or may become a party;

                  (b) any structural change in, restructuring of or other similar change of any Borrower or any of their Subsidiaries (including, without limitation, each Subsidiary Guarantor);

                  (c) the absence of any action to enforce this Guaranty, either Credit Agreement or any other Loan Document or the waiver or consent by the Administrative Agent or any Lender with respect to any of the provisions of this Guaranty, either Credit Agreement or any other Loan Document;

                  (d) the existence, value or condition of, or failure to perfect its Lien against, any security for or other guaranty of the Guaranteed Obligations or any action, or the absence of any action, by the Administrative Agent or any Lender in respect of such security or guaranty (including, without limitation, the release of any such security or guaranty); or

                  (e) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor;

it being agreed by each  Subsidiary  Guarantor  that,  subject to the proviso in
Section 2 hereof, its obligations under this Guaranty shall not be discharged until the final and indefeasible payment and perfor mance, in full, of the Guaranteed Obligations and the termination of the Commitments. To the extent permitted by law, each Subsidiary Guarantor expressly waives all rights it may now or in the future have under any statute, or at law or in equity, or otherwise, to compel the Administrative Agent or any Lender to proceed in respect of the Guaranteed Obligations against any Borrower or any other party or against any security for or other guaranty of the payment and perfor mance of the Guaranteed Obligations before proceeding against, or as a condition to proceeding against, such Subsidiary Guarantor. To the extent permitted by law, each Subsidiary Guarantor further expressly waives and agrees not to assert or take advantage of any defense based upon the failure of the Administrative Agent or any Lender to commence an action in respect of the Guaranteed Obligations against any Borrower, such Subsidiary Guarantor, any other guarantor or any other party or any security for the payment and performance of the Guaranteed Obligations. Each Subsidiary Guarantor agrees that any notice or directive given at any time to the Administrative Agent or any Lender which is inconsistent with the waivers in the preceding two sentences shall be null and void and may be ignored by the Administrative Agent or Lender, and, in addi tion, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless the Administrative Agent and the Required Lenders have specifically agreed otherwise in writing. The foregoing waivers are of the essence of the transaction contemplated by the Loan Documents and, but for this Guaranty and such waivers, the Administrative Agent and Lenders would decline to enter into the Credit Agreements.

         SECTION 4. Demand by the Administrative Agent. In addition to the terms set forth in Section 3, and in no manner imposing any limitation on such terms, if all or any portion of the then outstanding Guaranteed Obligations under the Credit Agreements are declared to be immediately due and payable, then the Subsidiary Guarantors shall, upon demand in writing therefor by the Administrative Agent to the Subsidiary Guarantors, pay the Dollar Amount of all or such portion of the outstanding Guaranteed Obligations then declared due and payable. Payment by the Subsidiary Guarantors shall be made to the Administrative Agent, to be credited and applied upon the Guaranteed Obligations, in immediately available Dollars to an account designated by the Administrative Agent or at the address referenced herein for the giving of notice to the Administrative Agent or at any other address that may be specified in writing from time to time by the Administrative Agent.

         SECTION 5. Waivers. In addition to the waivers contained in Section 3, each Subsidiary Guarantor, to the extent permitted by law, waives and agrees that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshalling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by such Subsidiary Guarantor of its obligations under, or the enforcement by the Administrative Agent or the Lenders of, this Guaranty. Each Subsidiary Guarantor further hereby waives diligence, presentment, demand, protest and notice of whatever kind or nature with respect to any of the Guaranteed Obligations and waives the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty. Each Subsidiary Guarantor represents, warrants and agrees that its obligations under this Guaranty are not and shall not be subject to any counterclaims, offsets or defenses of any kind against the Administrative Agent, the Lenders or the Borrowers whether now existing or which may arise in the future.

         SECTION 6. Benefits of Guaranty. The provisions of this Guaranty are for the benefit of the Administrative Agent, the Lenders and their respective successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between the Borrowers, the Administrative Agent and the Lenders, the obligations of the Borrowers under the Loan Documents. In the event all or any part of the Guaran teed Obligations are transferred, endorsed or assigned by the Administrative Agent or any Lender to any Person or Persons, any reference to an "Administrative Agent", or "Lender" herein shall be deemed to refer equally to such Person or Persons.

         SECTION 7. Modification of Loan Documents etc. If the Administrative Agent or the Lenders shall at any time or from time to time, with or without the consent of, or notice to, the Subsidiary Guarantors:

                  (a) change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Guaranteed Obliga tions;

                  (b) take any action under or in respect of the Loan Documents in the exercise of any remedy, power or privilege contained therein or available to it at law, in equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

                  (c) amend or modify, in any manner whatsoever, the Loan Docu ments;

                  (d) extend or waive the time for performance by any Subsidiary Guarantor, any other guarantor, any Borrower or any other Person of, or compliance with, any term, covenant or agreement on its part to be performed or observed under a Loan Document (other than this Guaranty), or waive such performance or compliance or consent to a failure of, or departure from, such per formance or compliance;

                  (e) take and hold security or collateral for the payment of the Guaranteed Obligations or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgaged or conveyed, or in which the Administrative Agent or the Lenders have been granted a Lien, to secure any Debt of any Subsidiary Guarantor, any other guarantor or any Borrower to the Administrative Agent or the Lenders;

                  (f) release anyone who may be liable in any manner for the payment of any amounts owed by any Subsidiary Guarantor, any other guarantor or any Borrower to the Administrative Agent or any Lender;

                  (g) modify or terminate the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of any Subsidiary Guarantor, any other guarantor or any Borrower are subordinated to the claims of the Administrative Agent or any Lender; or

                  (h) apply any sums by whomever paid or however realized to any amounts owing by any Subsidiary Guarantor, any other guarantor or any Borrower to the Administrative Agent or any Lender in such manner as the Administrative Agent or any Lender shall determine in its reasonable discretion;

then neither the Administrative Agent nor any Lender shall incur any liability to any Subsidiary Guarantor as a result thereof, and no such action shall impair or release the obligations of any Subsidiary Guarantor under this Guaranty.

         SECTION 8. Reinstatement. Each Subsidiary Guarantor agrees that, if any payment made by any Borrower or any other Person applied to the Obligations is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid or the proceeds of any collateral are required to be refunded by the Administrative Agent or any Lender to any Borrower, its estate, trustee, receiver or any other party, including, without limitation, any Subsidiary Guarantor, under any Applicable Law or equitable cause, then, to the extent of such payment or repayment, each Subsidiary Guarantor's liability hereunder (and any Lien securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, and, if prior thereto, this Guaranty shall have been canceled or surrendered (and if any Lien or collateral securing such Subsidiary Guarantor's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Guaranty (and such Lien) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of such Subsidiary Guarantor in respect of the amount of such payment (or any Lien securing such obligation).

         SECTION 9. Representations and Warranties. To induce the Lenders to make any Loans, each Subsidiary Guarantor hereby represents and warrants that:

                  (a) such Subsidiary Guarantor has the corporate right, power and authority to execute, deliver and perform this Guaranty and has taken all necessary corporate action to authorize its execution, delivery and performance of, this Guaranty;

                  (b) this Guaranty constitutes the legal, valid and binding obligation of such Subsidiary Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

                  (c) the execution, delivery and performance of this Guaranty will not violate any provision of any Applicable Law or material contractual obligation of such Subsidiary Guarantor and will not result in the creation or imposition of any Lien upon or with respect to any property or revenues of such Subsidiary Guarantor;

                  (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Subsidiary Guarantor), is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty;

                  (e) no actions, suits or proceedings before any arbitrator or Governmental Authority are pending or, to the knowledge of such Subsidiary Guarantor, threatened by or against such Subsidiary Guarantor or against any of its properties with respect to this Guaranty or any of the transactions contemplated hereby;

                  (f) such Subsidiary Guarantor has such title to the real property owned by it and a valid leasehold interest in the real property leased by it, and has good and marketable title to all of its personal property sufficient to carry on its business free of any and all Liens of any type whatsoever, except those permitted by Section 9.3 of each Credit Agreement; and

                  (g) as of the Closing Date, such Subsidiary Guarantor (a) has capital sufficient to carry on its business and transactions and all business and transactions in which it engages and is able to pay its debts as they mature, (b) owns property having a value, both at fair valuation and at present fair saleable value, greater than the amount required to pay its probable liabilities (including contingencies) and
         (c) does not believe that it will incur debts or liabilities beyond its ability to pay such debts or liabilities as they mature.

         SECTION 10.  Remedies.

         (a) Upon the occurrence of any Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, enforce against the Subsidiary Guarantors their respective obligations and liabilities hereunder and exercise such other rights and remedies as may be available to the Administrative Agent hereunder, under the Loan Documents or otherwise.

         (b) No right or remedy herein conferred upon the Administrative Agent is intended to be exclusive of any other right or remedy contained herein or in any other Loan Document or otherwise, and every such right or remedy contained herein and therein or now or hereafter existing at law, or in equity, or by statute, or otherwise shall be cumulative. The Required Lenders may instruct the Administrative Agent to pursue, or refrain from pursuing, any remedy available to the Administrative Agent at such times and in such order as the Required Lenders shall determine, and the Required Lenders' election as to such remedies shall not impair any remedies against any Subsidiary Guarantor not then exercised. In addition, any election of remedies which results in the denial or impairment of the right of the Administrative Agent to seek a deficiency judgment against any Borrower shall not impair any Subsidiary Guarantor's obligation to pay the full amount of the Guaranteed Obligations.

          SECTION 11. No Subrogation. Notwithstanding any payment or payments by any of the Subsidiary Guarantors hereunder, or any set-off or application of funds of any of the Subsidiary Guarantors by the Administrative Agent or any Lender, or the receipt of any amounts by the Administrative Agent or any Lender with respect to any of the Guaranteed Obligations, none of the Subsidiary Guarantors shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against any Borrower or any of the other Subsidiary Guarantors or against any collateral security held by the Administrative Agent or any Lender for the payment of the Guaranteed Obligations nor shall any of the Subsidiary Guarantors seek any reimbursement from any Borrower or any of the other Subsidiary Guarantors in respect of payments made by such Subsidiary Guarantor in connection with the Guaranteed Obligations, until all amounts owing to the Administrative Agent and the Lenders onaccount of the Guaranteed Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to any Subsidiary Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held by such Subsidiary Guarantor in trust for the Administrative Agent, segregated from other funds of such Subsidiary Guarantor, and shall, forthwith upon receipt by such Subsidiary Guarantor, be turned over to the Administrative Agent in the exact form received by such Subsidiary Guarantor (duly endorsed by such Subsidiary Guarantor to the Administrative Agent, if required) to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as set forth in the Credit Agreement.

         SECTION 12.  Miscellaneous.

         (a) Entire Agreement; Amendments. This Guaranty, together with the other Loan Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements with respect to the subject matter hereof and may not be amended or supplemented except by a writing signed by each Subsidiary Guarantor and the Administrative Agent, consented to by such Lenders as required by Section 13.11 of the Credit Agreements.

         (b) Headings. Titles and captions of sections and subsections in this Guaranty are for convenience of reference only, and neither limit or amplify the provisions of this Guaranty.

         (c) Severability. In the event that any one or more of the provisions contained in this Guaranty shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and the remaining provisions of this Guaranty shall not be in any way impaired.

         (d) Notices. All notices and communications hereunder shall be given in accordance with Section 13.1 of the Credit Agreements.

         (e) Binding Effect. This Guaranty shall bind each Subsidiary Guarantor and shall inure to the benefit of the Administrative Agent, the Lenders and their respective successors and assigns. No Subsidiary Guarantor may assign this Guaranty or delegate any of its duties hereunder, other than in connection with the merger of such Subsidiary Guarantor into such other Person as permitted by
Section 9.5 of the Credit Agreements.

         (f) Non-Waiver. The failure of the Administrative Agent or any Lender to enforce any right or remedy hereunder, or promptly to enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against the Administrative Agent or any Lender, nor excuse any Subsidiary Guarantor from its obligations hereun der. Any waiver of any such right or remedy by the Lenders must be in writing and signed by the Required Lenders.

         (g) Termination. This Guaranty shall terminate and be of no further force or effect on the date when the Guaranteed Obligations have been indefeasibly paid in full and the Commitments terminated.

         (h) Governing Law. This Guaranty shall be governed by and construed and enforced in accordance with the laws of the State of North Carolina, without reference to the conflicts or choice of law principles thereof.

         (i) Consent to Jurisdiction. Each Subsidiary Guarantor hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina, in any action, claim or other proceeding arising out of any dispute in connection with this Guaranty, any rights or obligations hereunder, or the performance of such rights and obligations. Each Subsidiary Guarantor hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Administrative Agent or any Lender in connection with this Guaranty, any rights or obligations hereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner referenced in Section 12(d). Nothing in this Section 12(i) shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against any Subsidiary Guarantor or its properties in the courts of any other jurisdictions.

         (j)      Binding Arbitration; Waiver of Jury Trial.

                  (i) Binding Arbitration. Upon demand of any party, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Guaranty or any other Loan Documents ("Disputes"), between or among parties to this Guaranty or any other Loan Document shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims concerning any aspect of the past, present or future relationships arising out or connected with the Loan Documents.
         Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, et seq. of the
         Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted.

                  (ii) Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE Administrative Agent, EACH LENDER AND EACH SUBSIDIARY GUARANTOR HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS GUARANTY OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

                  (iii) Preservation of Certain Remedies. Notwithstanding the preceding binding arbitration provisions, the parties hereto and the Loan Documents preserve, without diminution, certain remedies that such Persons may employ or exercise freely, either alone, in conjunction with or during a Dispute. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (A) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Loan Documents or under applicable law or by judicial foreclosure and sale, (B) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property, (C) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding, and (D) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

         (k) Limitation of Liability. Neither the Administrative Agent, the Lenders nor any Affiliate thereof shall have any liability with respect to, and each Subsidiary Guarantor hereby waives, releases and agrees not to sue upon, any claim for any special, indirect, punitive, exemplary or consequential damages suffered by such Subsidiary Guarantor in connection with, arising out of, or in any way related to this Guaranty and the other Loan Documents, the transactions contemplated herein or therein, or any act, omission or event occurring in connection herewith or therewith.

         (l) Expenses. The Subsidiary Guarantors agree that they will reimburse the Administrative Agent and each Lender for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and expenses) incurred by the Administrative Agent or such Lender in connection with the enforcement of the obligations of the Subsidiary Guarantors under this Guaranty and any other Loan Documents and all reasonable out-of-pocket expenses (including reasonable attorneys' fees and expenses) incurred by the Administrative Agent in connection with the amendment or modification of this Guaranty.

         (m) Indemnities. Each Subsidiary Guarantor agrees to hold the Administrative Agent and the Lenders harmless from and against all losses suffered by the Administrative Agent and the Lenders in connection with (i) the exercise by the Administrative Agent or the Lenders of any right or remedy granted to them under this Guaranty, (ii) any claim, and the prosecution or defense thereof, arising out of or in any way connected with this Guaranty, and
(iii) the collection or enforcement of the Obligations, the Guaranteed Obligations or any of them; provided, that such Subsidiary Guarantor shall not be obligated to reimburse the Administrative Agent or the Lenders for costs and expenses, or indemnify the Administrative Agent or the Lenders for any loss, resulting from the gross negligence or willful misconduct of the Administrative Agent or such Lenders. Notwithstanding any termination of this Guaranty, the indemnities to which the Administrative Agent and Lenders are entitled under this Guaranty shall continue in full force and effect and shall protect the Administrative Agent and the Lenders against events arising after such termination as well as before.


[364-Day Credit Agreement]

         IN WITNESS WHEREOF, each of the Subsidiary Guarantors has executed and delivered this Guaranty under seal as of the date first above written.

[CORPORATE SEAL]

                                                     By:
                                                        Name:
                                                        Title:


[CORPORATE SEAL]

                                                     By:
                                                        Name:
                                                        Title:


[CORPORATE SEAL]

                                                     By:
                                                        Name:
                                                        Title:


[CORPORATE SEAL]

                                                     By:
                                                        Name:
                                                        Title:




[364-Day Credit Agreement]

                   UNCONDITIONAL GUARANTY AGREEMENT SUPPLEMENT

         UNCONDITIONAL GUARANTY AGREEMENT SUPPLEMENT, dated as of __________, (the "Supplement"), made by [INSERT NAME OF NEW SUBSIDIARY], a ____________________ (the "New Subsidiary Guarantor"), in favor of FIRST UNION NATIONAL BANK OF FLORIDA, as agent (in such capacity, the "Administrative Agent") under the Credit Agreements (as defined in the Guaranty Agreement referred to below) for the ratable benefit of itself and the Lenders.

         1. Reference is hereby made to the Guaranty Agreement dated as of April __, 1997, made by certain Subsidiaries of BREED Technologies, Inc. party thereto (the "Subsidiary Guarantors"), as guarantors, in favor of the Administrative Agent (as amended, restated, supplemented or otherwise modified as of the date hereof, the "Guaranty Agreement"). This Supplement supplements the Guaranty Agreement, forms a part thereof and is subject to the terms thereof. Capitalized terms used and not defined herein shall have the meanings given thereto or referenced in the Guaranty Agreement.

         2. The New Subsidiary Guarantor hereby agrees to unconditionally guarantee to the Administrative Agent for the ratable benefit of itself, the Lenders and their respective successors, endorsees, transferees and assigns, the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of all Obligations of the Borrowers to the same extent and upon the same terms and conditions as are contained in the Guaranty Agreement.

         3. The New Subsidiary Guarantor hereby agrees that it is a party to the Guaranty Agreement as if a signatory thereto on the Closing Date of the Credit Agreement, and the New Subsidiary Guarantor shall comply with all of the terms, covenants, conditions and agreements and hereby makes each representation and warranty, in each case set forth therein. The New Subsidiary Guarantor agrees that the "Guaranty Agreement" or "Guaranty" as used therein or in any other Loan Documents shall mean the Guaranty Agreement as supplemented hereby.

         4. The New Subsidiary Guarantor hereby acknowledges it has received a copy of the Guaranty Agreement and that it has read and understands the terms thereof.



[364-Day Credit Agreement]

         IN WITNESS WHEREOF, the undersigned hereby causes this Supplement to be executed and delivered as of the date first above written.

[CORPORATE SEAL]                            [INSERT NAME OF NEW SUBSIDIARY]


                                                     By:
                                                        Name:
                                                        Title:


[364-Day Credit Agreement]

                            364-DAY CREDIT AGREEMENT

                           dated as of April __, 1997,

                                  by and among

                            BREED TECHNOLOGIES, INC.,
               and certain Subsidiaries thereof designated herein,

                                  as Borrowers,

                            BREED TECHNOLOGIES, INC.,

                                  as Guarantor,

                         the Lenders referred to herein,

                      FIRST UNION NATIONAL BANK OF FLORIDA,

                            as Administrative Agent,

                                       and

                            THE CHASE MANHATTAN BANK,

                             as Documentation Agent,

                                  evidencing a

                              364-DAY, $250,000,000
                                 CREDIT FACILITY




[364-Day Credit Agreement]

ARTICLE I

        DEFINITIONS..........................................................  1
        SECTION 1.1    Definitions...........................................  1
        SECTION 1.2    General............................................... 18
        SECTION 1.3    Other Definitions and Provisions...................... 19

ARTICLE II

        CREDIT FACILITY.......................................................19
        SECTION 2.1    Revolving Credit Loans................................ 19
        SECTION 2.2    Finnish Mark Loans.................................... 20
        SECTION 2.3    Swingline Loans....................................... 22
        SECTION 2.4    Procedure for Advances of Revolving Credit
                       Loans, Finnish Mark Loans and Swingline Loans......... 23
        SECTION 2.5    Repayment of Revolving Credit Loans, Finnish
                       Mark Loans and Swingline Loans........................ 26
        SECTION 2.6    Notes................................................. 28
        SECTION 2.7    Permanent Reduction of the Aggregate Commitment....... 28
        SECTION 2.8    Termination of Credit Facility........................ 29
        SECTION 2.9    Use of Proceeds....................................... 31
        SECTION 2.10   Nature of Obligations................................. 31
        SECTION 2.11   Security.............................................. 31

ARTICLE III

        GENERAL LOAN PROVISIONS.............................................. 31
        SECTION 3.1    Interest.............................................. 31
        SECTION 3.2    Notice and Manner of Conversion or
                       Continuation of Revolving Credit Loans and
                       Finnish Mark Loans.................................... 34
        SECTION 3.3    Fees.................................................. 35
        SECTION 3.4    Manner of Payment..................................... 37
        SECTION 3.5    Crediting of Payments and Proceeds.................... 38
        SECTION 3.6    Adjustments........................................... 38
        SECTION 3.7    Nature of Obligations of Lenders Regarding
                       Loans; Assumption by the Administrative Agent......... 39
        SECTION 3.8    Mandatory Redenomination of Alternative
                       Currency Loans........................................ 41
        SECTION 3.9    Regulatory Limitation................................. 41
        SECTION 3.10   Changed Circumstances................................. 42
        SECTION 3.11   Indemnity............................................. 44
        SECTION 3.12   Capital Requirements.................................. 45
        SECTION 3.13   Taxes................................................. 45
        SECTION 3.14   Replacement Lenders................................... 47

ARTICLE IV

        CLOSING; CONDITIONS OF CLOSING AND BORROWING......................... 48
        SECTION 4.1    Closing............................................... 48
        SECTION 4.2    Conditions to Closing and Initial Loans............... 48
        SECTION 4.3    Conditions to All Loans............................... 53

ARTICLE V

        REPRESENTATIONS AND WARRANTIES OF THE BORROWERS...................... 54
        SECTION 5.1    Representations and Warranties........................ 54
        SECTION 5.2    Survival of Representations and Warranties,Etc.........61

ARTICLE VI

        FINANCIAL INFORMATION AND NOTICES.................................... 61
        SECTION 6.1    Financial Statements and Projections.................. 61
        SECTION 6.2    Officer's Compliance Certificate...................... 63
        SECTION 6.3    Accountants' Certificate.............................. 63
        SECTION 6.4    Other Reports......................................... 63
        SECTION 6.5    Notice of Litigation and Other Matters................ 64
        SECTION 6.6    Accuracy of Information............................... 65

ARTICLE VII

        AFFIRMATIVE COVENANTS................................................ 65
        SECTION 7.1    Preservation of Corporate Existence and
                       Related Matters....................................... 65
        SECTION 7.2    Maintenance of Property............................... 65
        SECTION 7.3    Insurance............................................. 66
        SECTION 7.4    Accounting Methods and Financial Records.............. 66
        SECTION 7.5    Payment and Performance of Obligations................ 66
        SECTION 7.6    Compliance With Laws and Approvals.................... 66
        SECTION 7.7    Environmental Laws.................................... 66
        SECTION 7.8    Compliance with ERISA................................. 67
        SECTION 7.9    Compliance With Agreements............................ 67
        SECTION 7.10   Conduct of Business................................... 67
        SECTION 7.11   Visits and Inspections................................ 67
        SECTION 7.12.  Additional Subsidiary Guarantors and
                       Subsidiary Pledgors................................... 68
        SECTION 7.13   Intercompany Notes.................................... 69
        SECTION 7.14   Further Assurances.................................... 69

ARTICLE VIII

        FINANCIAL COVENANTS.................................................. 70
        SECTION 8.1.  Leverage Ratio......................................... 70
        SECTION 8.2   Minimum Net Worth...................................... 70
        SECTION 8.3.  Interest Coverage Ratio................................ 70

ARTICLE IX

        NEGATIVE COVENANTS................................................... 71
        SECTION 9.1    Limitations on Debt................................... 71
        SECTION 9.2    Limitations on Contingent Obligations................. 72
        SECTION 9.3    Limitations on Liens.................................. 72
        SECTION 9.4    Limitations on Loans, Advances, Investments
                       and Acquisitions...................................... 73
        SECTION 9.5    Limitations on Mergers and Liquidation................ 75
        SECTION 9.6    Limitations on Sale of Assets......................... 76
        SECTION 9.7    Limitations on Dividends and Distributions............ 76
        SECTION 9.8    Transactions with Affiliates.......................... 77
        SECTION 9.9    Certain Accounting Changes............................ 77
        SECTION 9.10   Restrictive Agreements................................ 77
        SECTION 9.11   Payments under Convertible Preferred Stock............ 78
ARTICLE X

        UNCONDITIONAL GUARANTY............................................... 78
        SECTION 10.1   Guaranty of Obligations............................... 78
        SECTION 10.2   Nature of Guaranty.................................... 78
        SECTION 10.3   Demand by the Administrative Agent.................... 79
        SECTION 10.4   Waivers............................................... 80
        SECTION 10.5   Modification of Loan Documents etc.................... 80
        SECTION 10.6   Reinstatement......................................... 81
        SECTION 10.7   No Subrogation........................................ 81

ARTICLE XI

        DEFAULT AND REMEDIES................................................. 82
        SECTION 11.1   Events of Default..................................... 82
        SECTION 11.2   Remedies.............................................. 85
        SECTION 11.3   Rights and Remedies Cumulative; Non-Waiver;
                       Etc................................................... 85
        SECTION 11.4   Judgment Currency..................................... 85

ARTICLE XII

        THE ADMINISTRATIVE AGENT............................................. 86
        SECTION 12.1    Appointment.......................................... 86
        SECTION 12.2    Delegation of Duties................................. 86
        SECTION 12.3    Exculpatory Provisions............................... 87
        SECTION 12.4    Reliance by the Administrative Agent................. 87
        SECTION 12.5    Notice of Default.................................... 88
        SECTION 12.6    Non-Reliance on the Administrative Agent
                        and Other Lenders.................................... 88
        SECTION 12.7    Indemnification...................................... 89
        SECTION 12.8    The Administrative Agent in Its Individual
                        Capacity............................................. 89
        SECTION 12.9    Resignation of the Administrative Agent;
                        Successor Administrative Agent....................... 89
        SECTION 12.10   Documentation Agent.................................. 90

ARTICLE XIII

        MISCELLANEOUS........................................................ 90
        SECTION 13.1    Notices.............................................. 90
        SECTION 13.2    Expenses; Indemnity.................................. 92
        SECTION 13.3    Set-off.............................................. 92
        SECTION 13.4    Governing Law........................................ 93
        SECTION 13.5    Consent to Jurisdiction.............................. 93
        SECTION 13.6    Binding Arbitration; Waiver of Jury Trial............ 93
        SECTION 13.7    Reversal of Payments................................. 94
        SECTION 13.8    Injunctive Relief; Punitive Damages.................. 95
        SECTION 13.9    Accounting Matters................................... 95
        SECTION 13.10   Successors and Assigns; Participations............... 95
        SECTION 13.11   Amendments, Waivers and Consents..................... 99
        SECTION 13.12   Performance of Duties................................100
        SECTION 13.13   All Powers Coupled with Interest.....................100
        SECTION 13.14   Survival of Indemnities..............................100
        SECTION 13.15   Releases.............................................100
        SECTION 13.16   Titles and Captions..................................100
        SECTION 13.17   Severability of Provisions...........................100
        SECTION 13.18   Counterparts.........................................100
        SECTION 13.19   Term of Agreement....................................101




[364-Day Credit Agreement]
                                        i

                             Exhibits and Schedules


Exhibits

Exhibit A-1       -        Form of Revolving Credit Note
Exhibit A-2       -        Form of Finnish Mark Note
Exhibit A-3       -        Form of Swingline Note
Exhibit B         -        Form of Notice of Borrowing
Exhibit C         -        Form of Notice of Prepayment
Exhibit D         -        Form of Notice of Conversion/Continuation
Exhibit E         -        Form of Officer's Compliance Certificate
Exhibit F         -        Form of Assignment and Acceptance
Exhibit G         -        Form of Notice of Account Designation
Exhibit H         -        Form of Pledge Agreement
Exhibit I         -        Form of Subsidiary Guaranty Agreement


Schedules

Schedule 1.1(a)   -        A/C Borrowers
Schedule 1.1(b)   -        Lenders and Commitments
Schedule 1.1(c)   -        Finnish Mark Lenders and Finnish Mark
                           Commitments
Schedule 1.1(d)   -        Pledge Agreement and Issuers
Schedule 1.1(e)   -        Subsidiary Guarantors
Schedule 2.1      -        Applicable Alternative Currencies
Schedule 4.2(a)   -        Foreign Jurisdiction Pledge Agreement Issuers
Schedule 4.2(b)   -        Foreign Jurisdiction Organizational Issues
Schedule 4.2(c)   -        Schedule of Insurance
Schedule 5.1(a)   -        Jurisdictions of Organization and
                           Qualification
Schedule 5.1(b)   -        Subsidiaries and Capitalization
Schedule 5.1(i)   -        ERISA Plans
Schedule 5.1(m)   -        Labor and Collective Bargaining
                           Agreements
Schedule 5.1(t)   -        Debt and Contingent Obligations
Schedule 5.1(u)   -        Litigation
Schedule 9.2      -        Contingent Obligations
Schedule 9.3      -        Existing Liens
Schedule 9.4      -        Existing Loans, Advances and Investments


[364-Day Credit Agreement]
                                       ii

                   FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT (this "First Amendment") is made and entered into as of the 28th day of June, 1997 by and among BREED TECHNOLOGIES, INC., a Delaware corporation, ("BREED"), and certain Subsidiaries thereof designated on the signature pages hereto (collectively, with BREED, the "Borrowers"), BREED, as guarantor (the "Guarantor") the lenders who are or may become a party to the Credit Agreement referred to below (the "Lenders"), FIRST UNION NATIONAL BANK (successor to First Union National Bank of Florida), a national banking association, as Administrative Agent for the Lenders ("First Union" or the "Administrative Agent"), and THE CHASE MANHATTAN BANK, a national banking association, as Documentation Agent for the Lenders (the "Documentation Agent").


                              Statement of Purpose

         The Lenders have previously agreed to extend certain credit facilities to the Borrowers pursuant to the 364-Day Credit Agreement dated as of April 30, 1997 by and among the Borrowers, the Guarantor, the Lenders, the Administrative Agent and the Documentation Agent (as further amended, restated or otherwise modified, the "Credit Agreement").

         The Borrowers and the Guarantor have requested certain modifications and amendments to the Credit Agreement and the Lenders have agreed to such modifications and amendments as set forth more fully below, subject to the terms and conditions contained herein.

         NOW THEREFORE, for and in consideration of the premises, the mutual agreements and covenants hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Capitalized Terms. All capitalized undefined terms used in this First Amendment shall have the meanings assigned thereto in the Credit Agreement.

         SECTION 2. Modification of Credit Agreement. The Credit Agreement is hereby modified as follows:

         (a) Section 2.3 (a) shall be deleted in its entirety and the following Section 2.3(a) shall be substituted in lieu thereof:

         "(a) Availability. Subject to the terms and conditions of this Agreement, the Swingline Lender agrees to make Swingline Loans to BREED from time to time from the Closing Date through the Swingline Termination Date; provided, that (i) all Swingline Loans shall be denominated in Dollars and (ii) the aggregate principal amount of all outstanding Swingline Loans (after giving effect to any amount requested) shall not exceed the lesser of (A) the Aggregate Commitment less the sum of the Dollar Amount of the aggregate principal amount of all outstanding Revolving Credit Loans less the sum of the Dollar Amount of the aggregate principal amount of all outstanding Finnish Mark Loans and (B) the Swingline Commitment less the sum of the Dollar Amount of the aggregate principal amount of all outstanding Swingline Loans under the Five-Year Credit Agreement."

         (b) Section 2.7(b) shall be deleted in its entirety and the following Section 2.7(b) shall be substituted in lieu thereof:

         "(b)     Mandatory Permanent Reductions.

                  (i) Incurrence of Debt. The Total Aggregate Commitment shall be permanently reduced by an amount equal to one hundred percent (100%) of the amount of any Debt incurred pursuant to Section 9.1(j), with such reduction to be applied first to the Aggregate Commitment under this Agreement and then to the Aggregate Commitment under the Five-Year Credit Agreement. Such reduction shall be made promptly upon the incurrence of such Debt.

             (ii) Sale of Assets. The Total Aggregate Commitment shall be permanently reduced by an amount equal to seventy-five percent (75%) of the aggregate Net Proceeds from any sale or disposition of assets permitted pursuant to Section 9.6(e), with such reduction to be applied first to the Aggregate Commitment under this Agreement and then to the Aggregate Commitment under the Five-Year Credit Agreement; provided that, so long as the Leverage Ratio is less than or equal to

         2.50 to 1.00 as of (A) the date of such Asset Sale (as evidenced by a certificate of the chief financial officer or treasurer of BREED in form and substance satisfactory to the Administrative Agent delivered immediately prior to the consummation of such Asset Sale) and (B) the date of the most recent Officer's Compliance Certificate, the Total Aggregate Commitment shall be permanently reduced by an amount equal to fifty percent (50%) of such aggregate Net Proceeds. Such reduction shall be made promptly upon the consummation of any such sale or disposition.

             (iii)Equity Issuance. The Total Aggregate Commitment shall be permanently reduced by an amount equal to fifty percent (50%) of the aggregate net proceeds from any Equity Issuance permitted under this Agreement, with such reduction to be applied first to the Aggregate Commitment under the this Agreement and then to the Aggregate Commitment under the Five-Year Credit Agreement; provided that, so long as the Leverage Ratio is less than or equal to 2.50 to 1.00 as of (A) the date of such Equity Issuance (as evidenced by a certificate of the chief financial officer or treasurer of BREED in form and substance satisfactory to the Administrative Agent) and (B) the date of the most recent Officer's Compliance Certificate, no mandatory reduction will be required on account of any such Equity Issuance. Such reduction shall be made promptly upon the consummation of any Equity Issuance."

         (c) Section  3.1(c)(ii) and the remainder of Section  3.1(c)  appearing
         thereafter   shall  be  deleted  in  its  entirety  and  the  following provisions shall be substituted in lieu thereof:

                  "(ii) for the period commencing on the fifth (5th) Business Day following receipt by the Administrative Agent of the financial statements of BREED and its Subsidiaries for the fiscal quarter ending June 30, 1997 and the accompanying Officer's Compliance Certificate and continuing through and including the Credit Facility Termination Date, be determined by reference to the Leverage Ratio as of the end of the fiscal quarter immediately preceding the delivery of the applicable Officer's Compliance Certificate in accordance with the chart below:

                           Applicable Margin Per Annum

    Leverage Ratio                          Base Rate +       LIBOR Rate +

         Greater than 4.00                     0.00%                      1.500%

         Less than or equal
         to 4.00 and greater
         than 3.50                             0.00%                      1.250%

         Less than or equal
         to 3.50 and greater
         than 3.25                             0.00%                      1.050%

         Less than or equal
         to 3.25 and greater
         than 3.00                             0.00%                      0.800%

         Less than or equal
         to 3.00 and greater
         than 2.50                             0.00%                      0.600%

         less than or equal
         to 2.50 but greater
         than 2.00                             0.00%                      0.475%

         less than or equal
         to 2.00                               0.00%                      0.375%

         Adjustments, if any, in the Applicable Margin shall be made by the Administrative Agent on the tenth (10th) Business Day (the "Adjustment Date") after receipt by the Administrative Agent of the quarterly financial statements for BREED and its Subsidiaries and the accompanying Officer's Compliance Certificate setting forth the
         Leverage  Ratio as of the most recent  fiscal  quarter end.  Subject to
         Section 3.1(d), in the event the Borrowers fail to deliver such financial statements and certificate within the time required by
         Section 6.2 hereof, the Applicable Margin shall be the highest Applicable Margin set forth above until the delivery of such financial statements and certificate.

                  Notwithstanding anything to the contrary contained herein, in the event the Interest Coverage Ratio (as determined pursuant to Section 8.3 of this Agreement) is less than 3.00 to 1.00, the Applicable Margin set forth in this Section 3.1 shall be deemed to be 1.000% with resect to LIBOR Rate Loans (unless the Applicable Margin with respect to LIBOR Rate Loans is determined to be greater pursuant to the terms of this Section 3.1(c) in which case the Applicable Margin shall be deemed to be such greater amount)."

         (d)  Section   3.3(a)(ii)  and  the  remainder  of  Section  3.3(a)(ii)
         appearing thereafter shall be deleted in its entirety and the following provisions shall be substituted in lieu thereof:

                  "(ii) for the period commencing on the fifth (5th) Business Day following receipt by the Administrative Agent of the financial statements of BREED and its Subsidiaries for the fiscal quarter ending June 30, 1997 and the accompanying Officer's Compliance Certificate and continuing through and including the Credit Facility Termination Date, be determined by reference to the Leverage Ratio as of the end of the fiscal quarter immediately preceding the delivery of the applicable Officer's Compliance Certificate in accordance with the chart below:

    Leverage Ratio                                   Facility Fee Rate

         Greater than 3.50                                     0.250%

         Less than or equal
         to 3.50 and greater
         than 3.25                                             0.200%

         Less than or equal
         to 3.25 and greater
         than 3.00                                             0.200%

         Less than or equal
         to 3.00 and greater
         than 2.50                                             0.150%

         less than or equal
         to 2.50 but greater
         than 2.00                                             0.150%
         less than or equal
         to 2.00                                               0.125%

         Adjustments, if any, in the facility fee rate shall be made by the Administrative Agent on the tenth (10th) Business Day (the "Adjustment Date") after receipt by the Administrative Agent of the quarterly financial statements for BREED and its Subsidiaries and the accompanying Officer's Compliance Certificate setting forth the Leverage Ratio as of the most recent fiscal quarter end. In the event the Borrowers fail to deliver such financial statements and certificate within the time required by Section 6.2 hereof, the facility fee rate shall be the highest facility fee rate set forth above until the delivery of such financial statements and certificate.

                  Notwithstanding anything to the contrary contained herein, in the event the Interest Coverage Ratio (as determined pursuant to Section 8.3 of this Agreement) is less than 3.00 to 1.00, the facility fee rate set forth in this Section 3.3(a) shall be deemed to be 0.300%."

         (e) Section 8.1 shall be deleted in its entirety and the following Section 8.1 shall be substituted in lieu thereof:

         "8.1 Leverage Ratio. As of the end of any fiscal quarter, permit the ratio (the "Leverage Ratio") of (a) the Consolidated Debt of BREED and its Subsidiaries as of such date to (b) EBITDA of BREED and its Subsidiaries for the period of four (4) consecutive fiscal quarters ending on such date, to exceed the ratio set forth below on such corresponding date:

                  June 30, 1997                                  3.70 to 1.00

                  September 30, 1997                             4.10 to 1.00

                  December 31, 1997                              3.90 to 1.00

                  March 31, 1998 and,                            3.75 to 1.00

                  if this Agreement
                  is extended pursuant
                  to the terms hereof,

                  June 30, 1998 and each
                  fiscal quarter-end
                  thereafter                                     3.50 to 1.00;

provided, however, that, notwithstanding anything herein to the contrary, in the event of any one or more Equity Issuances with net proceeds of $50,000,000 or more in the aggregate, the Leverage Ratio as of the fiscal quarter ending on September 30, 1997 shall not exceed 3.75 to 1.00 and for each fiscal quarter-end thereafter shall not exceed 3.50 to 1.00."

         (f) Section 8.3 shall be deleted in its entirety and the following Section 8.3 shall be substituted in lieu thereof:

         "8.3 Interest Coverage Ratio. As of the end of any fiscal quarter, permit the ratio of (a) EBIT of BREED and its Subsidiaries for the period of four (4) consecutive fiscal quarters ending on such date to
         (b) Interest Expense of BREED and its Subsidiaries for such period, to be less than the ratio set forth below on such corresponding date:

                  June 30, 1997                                   1.70 to 1.00

                  September 30, 1997                              1.30 to 1.00

                  December 31, 1997                               1.30 to 1.00

                  March 31, 1998 and,                             1.55 to 1.00

                  if this Agreement
                  is extended pursuant
                  to the terms hereof,

                  June 30, 1998                                   2.00 to 1.00

                  September 30, 1998                              2.25 to 1.00

                  December 31, 1998                               2.50 to 1.00

                  March 31, 1999                                  2.75 to 1.00

                  June 30, 1999 and
                  each fiscal quarter-end
                  thereafter                                       3.00 to 1.00"

         (g) Schedule 1.1(a) to the Credit Agreement shall be deleted in its entirety and Schedule 1.1(a) attached hereto shall be substituted therefor.

         SECTION 3. Termination of Certain Borrowers and A/C Borrowers. The parties hereto hereby agree and acknowledge that, as of the date hereof, (i) the parties listed on Exhibit 1 hereto (collectively, the "Former Borrowers") shall no longer be Borrowers or A/C Borrowers under the Credit Agreement or any other Loan Document, (ii) all rights of the Former Borrowers and obligations of the Lenders to the Former Borrowers under the Credit Agreement or any other Loan Document are hereby terminated and (iii) the pledge of stock of the Former Borrowers by reason of their being A/C Borrowers as of the Closing Date shall no longer be required as set forth in Section 4.2(c) of the Credit Agreement. To the extent that any of the Former Borrowers becomes a Material Subsidiary at any time after the date hereof, the Borrowers shall cause to be executed and delivered to the Administrative Agent each of the documents required under
Section 7.12(b) of the Credit Agreement as and when required thereunder.

         SECTION 4. Agreements. (a) The date for delivery of the pledge of stock of BREED Italia, S.r.l. ("BREED Italia") by reason of its being a Material Subsidiary as required under Section 4.2(c) of the Credit Agreement shall be, and hereby is, extended to that date which is ninety (90) days from the date hereof.

         (b) The date for delivery of the pledge of stock of Gallino Plasturgia, S.r.l. ("Gallino") by reason of its being an A/C Borrower and a Material Subsidiary as required under Section 4.2(c) of the Credit Agreement shall be, and hereby is, extended to that date which is ninety (90) days from the date hereof; provided that Gallino shall not be permitted to make any borrowings under the

Credit Agreement nor shall it be permitted to receive the proceeds of any borrowings thereunder unless and until all documents as required under Section 4.2(c) thereof have been executed and delivered to the Administrative Agent.

         (c) The Administrative Agent and the Lenders hereby consent and agree that, if Gallino is not either an A/C Borrower or a Material Subsidiary on that date which is ninety (90) days from the date hereof, a pledge of its stock will not be required under the terms of Section 4.2(c) of the Credit Agreement; provided that in such event the rights of Gallino and the obligations of the Lenders to Gallino under the Credit Agreement or any other Loan Document shall then and thereafter be terminated. To the extent that Gallino at any time thereafter again becomes a Material Subsidiary, the Borrowers shall cause to be executed and delivered to the Administrative Agent each of the documents required under Section 7.12(b) of the Credit Agreement as and when required thereunder.

         (d) The Administrative Agent and the Lenders hereby consent and agree that Gallino and BREED Italia may, at any time during the ninety (90) day period after the date hereof, reincorporate themselves as a S.p.A (i.e. Societa per Azioni).

Failure to comply with any provision of this Section 4 shall be an Event of Default under the Credit Agreement.

         SECTION 5. Conditions. The effectiveness of the amendments set forth herein shall be conditioned upon delivery to the Administrative Agent of the following items:

         (a) First Amendment. Receipt by the Administrative Agent of this First Amendment executed by the Borrowers, the Guarantor and Lenders constituting Required Lenders.

         (b) First Amendment to Five-Year Credit Agreement. Receipt by the Administrative Agent of that certain First Amendment to Five-Year Credit Agreement executed by the Borrowers, the Guarantor and Lenders constituting Required Lenders.

         (c) Officer's Certificate. A certificate from the chief executive officer or chief financial officer of BREED in form and substance reasonably satisfactory to Administrative Agent, to the effect that, after giving effect to the transactions contemplated by this First Amendment, all representations and warranties of the Borrowers (including the Former Borrowers) contained in the Credit Agreement and the other Loan Documents are true, correct and complete; that the Borrowers (including the Former Borrowers) are not in violation of any of the covenants contained in the Credit Agreement and the other Loan Documents; and that no Default has occurred and is continuing.

         (d) Amendment Fees. Payment of (i) the amendment fees and other fees to the Administrative Agent for the ratable benefit of the Lenders to be distributed to the Lenders in accordance with the terms contained in that certain letter dated as of July __, 1997 from First Union to the Lenders and
(ii) the amendment and other fees to the Administrative Agent for its own account pursuant to that certain fee letter dated as of July __, 1997 from First Union to BREED, all of which such fees are hereby acknowledged and consented to by the Borrowers.

         (e) Opinions of Counsel. The Agent shall have received favorable opinions addressed to the Lenders from counsel to the Borrowers and the Guarantor in form and substance satisfactory to the Administrative Agent.

         (f) Additional Documents. Receipt by the Administrative Agent of any other document or instrument reasonably requested by the Administrative Agent, the Documentation Agent or the Lenders in connection with the execution of this First Amendment.

         (g) Amendment Expenses . Payment by the Borrowers of all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this First Amendment, including without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

         SECTION 6. Representations and Warranties/No Default. By its execution hereof, the Borrowers hereby certify that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that as of the date hereof no Default or Event of Default has occurred and is continuing.

         SECTION 7. Limited Amendment. Except as expressly amended and waived herein, each provision of the Credit Agreement and each provision of each other Loan Document shall continue to be, and shall remain, in full force and effect. This First Amendment shall not be deemed or otherwise construed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to be a commitment or any other undertaking by the Lenders or any of them to engage in any further restructuring of any aspect of the Credit Agreement, the Loan Documents or the Obligations, (c) to constitute any obligation to further amend or otherwise modify the Credit Agreement or any Loan Document or (d) to prejudice any other right or rights which the Administrative Agent, the Documentation Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated or otherwise modified.

         SECTION 8. Confirmation of Guaranty. The Guarantor hereby expressly acknowledges and consents to the modifications and amendments set forth in this First Amendment and hereby confirms, represents and agrees that its obligations under the Guaranty shall remain in full force and effect.

         SECTION 9. References. From and after the date hereof, all references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified by this First Amendment.

         SECTION 10. No Defenses. Each of the Borrowers and the Guarantor hereby acknowledges and affirms that such party has no defenses, legal or equitable, to the validity and enforceability of any Loan Document (including, without limitation, the Credit Agreement as amended by this First Amendment).

         SECTION 11. Entire Agreement. This First Amendment, together with the Credit Agreement and the other Loan Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements. The Borrowers acknowledge that there are no other agreements of any kind, whether written or oral pertaining to the subject matter hereof, not memorialized in the First Amendment, together with the Credit Agreement and the other Loan Documents.

         SECTION 12. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.

         SECTION 13. Counterparts. This First Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

                                             [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date and year first above written.

                                 SCHEDULE 1.1(a)

                              LIST OF A/C BORROWERS


Name of Company                                      Place of Incorporation

BREED Technologies, Inc.*                            Delaware, USA
United Steering Systems, Inc.                        Delaware, USA
BREED European Holdings Limited                      United Kingdom
Auto Trim, Inc.                                      Texas, USA
Custom Trim, Ltd.                                    Ontario, Canada
Hamlin Electronics Europe Limited                    United Kingdom
Hamlin Electronics, GmbH                             Germany
VTI Hamlin Oy*                                       Finland
Momo, S.p.A.                                         Italy
Gallino Plasturgia, S.r.l.                           Italy
United Steering Systems Clifford Limited             United Kingdom


* These are the only entities permitted to borrow in Finnish Marks.





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


                                    EXHIBIT 1

                                FORMER BORROWERS


BREED Italia, S.r.l.

Italtest, S.r.l.

BREED Italian Holdings, S.r.l.



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